FS Variable Separate Account

The United States Life Insurance Company in the City of New York

Financial Statements

December 31, 2023

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The United States Life Insurance Company in the City of New York and the Contract Owners of FS Variable Separate Account.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the subaccounts of FS Variable Separate Account indicated in the table below as of December 31, 2023, and the related statements of operations, and changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of FS Variable Separate Account as of December 31, 2023, and the results of each of their operations, and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

American Funds IS Asset Allocation Fund Class 2 (1)	SAST SA BlackRock Multi-Factor 70/30 Portfolio Class 3 (1)
American Funds IS Asset Allocation Fund Class 4 (1)	SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3 (1)
American Funds IS Capital Income Builder Class 4 (1)	SAST SA DFA Ultra Short Bond Portfolio Class 1 (1)
American Funds IS Capital World Bond Fund Class 4 (1)	SAST SA DFA Ultra Short Bond Portfolio Class 3 (1)
American Funds IS Global Growth Fund Class 2 (1)	SAST SA Emerging Markets Equity Index Portfolio Class 3 (1)
American Funds IS Global Growth Fund Class 4 (1)	SAST SA Federated Hermes Corporate Bond Portfolio Class 1 (1)
American Funds IS Global Small Capitalization Fund Class 4 (1)	SAST SA Federated Hermes Corporate Bond Portfolio Class 3 (1)
American Funds IS Growth Fund Class 2 (1)	SAST SA Fidelity Institutional AM® International Growth Portfolio Class 3 (1)
American Funds IS Growth Fund Class 4 (1)	SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1 (1)
American Funds IS Growth-Income Fund Class 2 (1)	SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3 (1)
American Funds IS Growth-Income Fund Class 4 (1)	SAST SA Fixed Income Index Portfolio Class 3 (1)
American Funds IS The Bond Fund of America Class 4 (1)	SAST SA Fixed Income Intermediate Index Portfolio Class 3 (1)
BlackRock 60/40 Target Allocation ETF V.I. Fund Class III (1)	SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 1 (1)
BlackRock Global Allocation V.I. Fund Class III (1)	SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 3 (1)
Columbia VP Income Opportunities Fund Class 1 (1)	SAST SA Franklin Small Company Value Portfolio Class 3 (1)
Columbia VP Large Cap Growth Fund Class 1 (1)	SAST SA Franklin Systematic U.S. Large Cap Core Portfolio Class 3 (1)
Columbia VP Limited Duration Credit Fund Class 2 (1)	SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 1 (1)
FTVIP Franklin Allocation VIP Fund Class 2 (1)	SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 3 (1)
FTVIP Franklin Income VIP Fund Class 2 (1)	SAST SA Franklin Tactical Opportunities Portfolio Class 3 (1)
FTVIP Franklin Mutual Global Discovery VIP Fund Class 2 (1)	SAST SA Global Index Allocation 60/40 Portfolio Class 3 (1)
FTVIP Franklin Rising Dividends VIP Fund Class 2 (1)	SAST SA Global Index Allocation 75/25 Portfolio Class 3 (1)
FTVIP Franklin Strategic Income VIP Fund Class 2 (1)	SAST SA Global Index Allocation 90/10 Portfolio Class 3 (1)
FTVIP Templeton Global Bond VIP Fund Class 2 (1)	SAST SA Goldman Sachs Global Bond Portfolio Class 1 (1)
Goldman Sachs VIT Government Money Market Fund Institutional Shares (1)	SAST SA Goldman Sachs Global Bond Portfolio Class 3 (1)
Goldman Sachs VIT Government Money Market Fund Service Shares (1)	SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3 (1)
Goldman Sachs VIT Trend Driven Allocation Fund Service Shares (1)	SAST SA Index Allocation 60/40 Portfolio Class 3 (1)
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Shares (1)	SAST SA Index Allocation 80/20 Portfolio Class 3 (1)
Invesco V.I. American Franchise Fund Series II (1)	SAST SA Index Allocation 90/10 Portfolio Class 3 (1)
Invesco V.I. American Value Fund Series II (1)	SAST SA International Index Portfolio Class 3 (1)
Invesco V.I. Balanced-Risk Allocation Fund Series II (1)	SAST SA Invesco Growth Opportunities Portfolio Class 1 (1)
Invesco V.I. Comstock Fund Series II (1)	SAST SA Invesco Growth Opportunities Portfolio Class 3 (1)
Invesco V.I. Equity and Income Fund Series II (1)	SAST SA Janus Focused Growth Portfolio Class 1 (1)
Invesco V.I. Growth and Income Fund Series II (1)	SAST SA Janus Focused Growth Portfolio Class 3 (1)
Lord Abbett Bond Debenture Portfolio Class VC (1)	SAST SA JPMorgan Diversified Balanced Portfolio Class 1 (1)
Lord Abbett Developing Growth Portfolio Class VC (1)	SAST SA JPMorgan Diversified Balanced Portfolio Class 3 (1)
Lord Abbett Fundamental Equity Portfolio Class VC (1)	SAST SA JPMorgan Equity-Income Portfolio Class 1 (1)
Lord Abbett Growth and Income Portfolio Class VC (1)	SAST SA JPMorgan Equity-Income Portfolio Class 3 (1)
Lord Abbett Mid Cap Stock Portfolio Class VC (1)	SAST SA JPMorgan Global Equities Portfolio Class 1 (1)
Lord Abbett Short Duration Income Portfolio Class VC (1)	SAST SA JPMorgan Global Equities Portfolio Class 3 (1)
MFS VIT III Growth Allocation Portfolio Service Class (2)	SAST SA JPMorgan Large Cap Core Portfolio Class 1 (1)
Morgan Stanley VIF Global Infrastructure Portfolio Class II (1)	SAST SA JPMorgan Large Cap Core Portfolio Class 3 (1)
Neuberger Berman AMT US Equity Index PutWrite Strategy Portfolio Class S (1)	SAST SA JPMorgan MFS Core Bond Portfolio Class 1 (1)
PIMCO All Asset Portfolio Advisor Class (1)	SAST SA JPMorgan MFS Core Bond Portfolio Class 3 (1)
PIMCO Dynamic Bond Portfolio Advisor Class (1)	SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1 (1)
PIMCO Emerging Markets Bond Portfolio Advisor Class (1)	SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3 (1)
PIMCO Total Return Portfolio Advisor Class (1)	SAST SA Large Cap Growth Index Portfolio Class 3 (1)
PVC Core Plus Bond Account Class 1 (1)	SAST SA Large Cap Index Portfolio Class 3 (1)
PVC Diversified International Account Class 1 (1)	SAST SA Large Cap Value Index Portfolio Class 3 (1)
PVC Equity Income Account Class 2 (1)	SAST SA MFS Blue Chip Growth Portfolio Class 1 (1)
PVC Government & High Quality Bond Account Class 1 (1)	SAST SA MFS Blue Chip Growth Portfolio Class 3 (1)
PVC Large Cap Growth Account I Class 1 (1)	SAST SA MFS Massachusetts Investors Trust Portfolio Class 1 (1)
PVC MidCap Account Class 2 (1)	SAST SA MFS Massachusetts Investors Trust Portfolio Class 3 (1)
PVC Principal Capital Appreciation Account Class 2 (1)	SAST SA MFS Total Return Portfolio Class 1 (1)
PVC SAM Balanced Portfolio Class 2 (1)	SAST SA MFS Total Return Portfolio Class 3 (1)

PVC SAM Conservative Balanced Portfolio Class 2 (1)	SAST SA Mid Cap Index Portfolio Class 3 (1)
PVC SAM Conservative Growth Portfolio Class 2 (1)	SAST SA Morgan Stanley International Equities Portfolio Class 1 (1)
PVC SAM Flexible Income Portfolio Class 2 (1)	SAST SA Morgan Stanley International Equities Portfolio Class 3 (1)
PVC SAM Strategic Growth Portfolio Class 2 (1)	SAST SA PIMCO RAE International Value Portfolio Class 3 (1)
PVC Short-Term Income Account Class 1 (1)	SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3 (1)
PVC SmallCap Account Class 2 (1)	SAST SA PineBridge High-Yield Bond Portfolio Class 1 (1)
SST SA Allocation Balanced Portfolio Class 3 (1)	SAST SA PineBridge High-Yield Bond Portfolio Class 3 (1)
SST SA Allocation Growth Portfolio Class 3 (1)	SAST SA Putnam International Growth and Income Portfolio Class 1 (1)
SST SA Allocation Moderate Growth Portfolio Class 3 (1)	SAST SA Putnam International Growth and Income Portfolio Class 3 (1)
SST SA Allocation Moderate Portfolio Class 3 (1)	SAST SA Schroders VCP Global Allocation Portfolio Class 3 (1)
SST SA American Century Inflation Protection Portfolio Class 3 (1)	SAST SA Small Cap Index Portfolio Class 3 (1)
SST SA Columbia Focused Value Portfolio Class 3 (1)	SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3 (1)
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3 (1)	SAST SA T. Rowe Price VCP Balanced Portfolio Class 3 (1)
SST SA Multi-Managed International Equity Portfolio Class 3 (1)	SAST SA VCP Dynamic Allocation Portfolio Class 3 (1)
SST SA Multi-Managed Large Cap Growth Portfolio Class 3 (1)	SAST SA VCP Dynamic Strategy Portfolio Class 3 (1)
SST SA Multi-Managed Mid Cap Growth Portfolio Class 3 (1)	SAST SA VCP Index Allocation Portfolio Class 3 (1)
SST SA Multi-Managed Mid Cap Value Portfolio Class 3 (1)	SAST SA Wellington Capital Appreciation Portfolio Class 1 (1)
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3 (1)	SAST SA Wellington Capital Appreciation Portfolio Class 3 (1)
SAST SA AB Growth Portfolio Class 1 (1)	SAST SA Wellington Government and Quality Bond Portfolio Class 1 (1)
SAST SA AB Growth Portfolio Class 3 (1)	SAST SA Wellington Government and Quality Bond Portfolio Class 3 (1)
SAST SA JPMorgan Emerging Markets Portfolio Class 1 (1)	SAST SA Wellington Strategic Multi-Asset Portfolio Class 1 (1)
SAST SA JPMorgan Emerging Markets Portfolio Class 3 (1)	SAST SA Wellington Strategic Multi-Asset Portfolio Class 3 (1)
SAST SA AB Small & Mid Cap Value Portfolio Class 3 (1)	VALIC Company I International Equities Index Fund (1)
SAST SA American Funds Asset Allocation Portfolio Class 3 (1)	VALIC Company I Mid Cap Index Fund (1)
SAST SA American Funds Global Growth Portfolio Class 3 (1)	VALIC Company I Nasdaq-100 Index Fund (1)
SAST SA American Funds Growth Portfolio Class 3 (1)	VALIC Company I Small Cap Index Fund (1)
SAST SA American Funds Growth-Income Portfolio Class 3 (1)	VALIC Company I Stock Index Fund (1)
SAST SA American Funds VCP Managed Allocation Portfolio Class 3 (1)

(1)	Statement of Operations and Changes in Net Assets for the years ended December 31, 2023 and 2022
(2)	Statements of Operations and Changes in Net Assets for the period May 1, 2023 (commencement of operations) through December 31, 2023

Basis for Opinions

These financial statements are the responsibility of The United States Life Insurance Company in the City of New York management. Our responsibility is to express an opinion on the financial statements of each of the sub-accounts of FS Variable Separate Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the sub-accounts of FS Variable Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2023 by correspondence with the transfer agents of the investee mutual funds and the custodians We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

April 23, 2024

We have served as the auditor of one or more of the sub-accounts of AIG Life and Retirement Separate Account Group since at least 1994. We have not been able to determine the specific year we began serving as auditor.

PricewaterhouseCoopers LLP, 1000 Louisiana Street, Suite 5800, Houston, TX 77002-5021 T: (713) 356 4000, www.pwc.com/us

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2023

Sub-accounts	Investments at Fair Value	Due from (to) General Account, Net	Net Assets	Contract Owners - Annuity Reserves	Contract Owners - Accumulation Reserves	Net Assets Attributable to Contract Owner Reserves
American Funds IS Asset Allocation Fund Class 2	$2,685,012	$—	$2,685,012	$—	$2,685,012	$2,685,012

American Funds IS Asset Allocation Fund Class 4	3,724,150	—	3,724,150	—	3,724,150	3,724,150

American Funds IS Capital Income Builder Class 4	317,128	—	317,128	—	317,128	317,128

American Funds IS Capital World Bond Fund Class 4	103,366	—	103,366	—	103,366	103,366

American Funds IS Global Growth Fund Class 2	4,435,211	—	4,435,211	17,251	4,417,960	4,435,211

American Funds IS Global Growth Fund Class 4	405,502	—	405,502	—	405,502	405,502

American Funds IS Global Small Capitalization Fund Class 4	174,839	—	174,839	—	174,839	174,839

American Funds IS Growth Fund Class 2	6,576,898	—	6,576,898	91,525	6,485,373	6,576,898

American Funds IS Growth Fund Class 4	271,427	—	271,427	—	271,427	271,427

American Funds IS Growth-Income Fund Class 2	6,306,710	—	6,306,710	65,121	6,241,589	6,306,710

American Funds IS Growth-Income Fund Class 4	699,414	—	699,414	—	699,414	699,414

American Funds IS The Bond Fund of America Class 4	369,858	—	369,858	—	369,858	369,858

BlackRock 60/40 Target Allocation ETF V.I. Fund Class III	51,720	—	51,720	—	51,720	51,720

BlackRock Global Allocation V.I. Fund Class III	11,793	—	11,793	—	11,793	11,793

Columbia VP Income Opportunities Fund Class 1	82,798	—	82,798	—	82,798	82,798

Columbia VP Large Cap Growth Fund Class 1	299,402	—	299,402	—	299,402	299,402

Columbia VP Limited Duration Credit Fund Class 2	21,924	—	21,924	—	21,924	21,924

FTVIP Franklin Allocation VIP Fund Class 2	3,913,838	—	3,913,838	—	3,913,838	3,913,838

FTVIP Franklin Income VIP Fund Class 2	18,096,692	—	18,096,692	—	18,096,692	18,096,692

FTVIP Franklin Mutual Global Discovery VIP Fund Class 2	73,319	—	73,319	—	73,319	73,319

FTVIP Franklin Rising Dividends VIP Fund Class 2	10,318	—	10,318	—	10,318	10,318

FTVIP Franklin Strategic Income VIP Fund Class 2	106,295	—	106,295	—	106,295	106,295

FTVIP Templeton Global Bond VIP Fund Class 2	37,020	—	37,020	—	37,020	37,020

Goldman Sachs VIT Government Money Market Fund Institutional Shares	144,096	—	144,096	—	144,096	144,096

Goldman Sachs VIT Government Money Market Fund Service Shares	27,840,172	—	27,840,172	—	27,840,172	27,840,172

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Shares	171,040	—	171,040	—	171,040	171,040

Goldman Sachs VIT Trend Driven Allocation Fund Service Shares	43,449	—	43,449	—	43,449	43,449

Invesco V.I. American Franchise Fund Series II	9,146,425	—	9,146,425	—	9,146,425	9,146,425

Invesco V.I. American Value Fund Series II	56,545	—	56,545	—	56,545	56,545

Invesco V.I. Comstock Fund Series II	16,366,545	—	16,366,545	3,693	16,362,852	16,366,545

Invesco V.I. Equity and Income Fund Series II	148,773	—	148,773	—	148,773	148,773

Invesco V.I. Growth and Income Fund Series II	19,340,715	—	19,340,715	1,558	19,339,157	19,340,715

Lord Abbett Bond Debenture Portfolio Class VC	232,927	—	232,927	—	232,927	232,927

Lord Abbett Developing Growth Portfolio Class VC	163,405	—	163,405	—	163,405	163,405

Lord Abbett Fundamental Equity Portfolio Class VC	64,239	—	64,239	—	64,239	64,239

Lord Abbett Growth and Income Portfolio Class VC	8,454,255	—	8,454,255	536	8,453,719	8,454,255

Lord Abbett Mid Cap Stock Portfolio Class VC	111,103	—	111,103	—	111,103	111,103

Lord Abbett Short Duration Income Portfolio Class VC	300,367	—	300,367	—	300,367	300,367

Lord Abbett Total Return Portfolio Class VC	58,219	—	58,219	—	58,219	58,219

MFS VIT III Growth Allocation Portfolio Service Class	196,306	—	196,306	—	196,306	196,306

Morgan Stanley VIF Global Infrastructure Portfolio Class II	22,364	—	22,364	—	22,364	22,364

Neuberger Berman AMT US Equity Index PutWrite Strategy Portfolio Class S	9,279	—	9,279	—	9,279	9,279

PIMCO Dynamic Bond Portfolio Advisor Class	4,961	—	4,961	—	4,961	4,961

PIMCO Emerging Markets Bond Portfolio Advisor Class	602,657	—	602,657	—	602,657	602,657

PIMCO Total Return Portfolio Advisor Class	26,844,665	—	26,844,665	—	26,844,665	26,844,665

PVC Core Plus Bond Account Class 1	13,790	—	13,790	—	13,790	13,790

PVC Diversified International Account Class 1	23,264	—	23,264	—	23,264	23,264

PVC Equity Income Account Class 2	220,408	—	220,408	—	220,408	220,408

PVC Government & High Quality Bond Account Class 1	326	—	326	—	326	326

PVC Large Cap Growth Account I Class 1	3,033	—	3,033	—	3,033	3,033

PVC MidCap Account Class 2	941,014	—	941,014	—	941,014	941,014

PVC Principal Capital Appreciation Account Class 2	192,864	—	192,864	—	192,864	192,864

PVC SAM Balanced Portfolio Class 2	3,483,099	—	3,483,099	32,082	3,451,017	3,483,099

PVC SAM Conservative Balanced Portfolio Class 2	29,116	—	29,116	—	29,116	29,116

PVC SAM Conservative Growth Portfolio Class 2	562,777	—	562,777	—	562,777	562,777

PVC SAM Flexible Income Portfolio Class 2	74,683	—	74,683	—	74,683	74,683

PVC SAM Strategic Growth Portfolio Class 2	429,386	—	429,386	—	429,386	429,386

PVC Short-Term Income Account Class 1	26,170	—	26,170	—	26,170	26,170

PVC SmallCap Account Class 2	8,107	—	8,107	—	8,107	8,107

SST SA Allocation Balanced Portfolio Class 3	18,054,399	—	18,054,399	—	18,054,399	18,054,399

 The accompanying Notes to Financial Statements are an integral part of this statement.

3

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2023

Sub-accounts	Investments at Fair Value	Due from (to) General Account, Net	Net Assets	Contract Owners - Annuity Reserves	Contract Owners - Accumulation Reserves	Net Assets Attributable to Contract Owner Reserves

SST SA Allocation Growth Portfolio Class 3	$30,260,175	$—	$30,260,175	$—	$30,260,175	$30,260,175

SST SA Allocation Moderate Growth Portfolio Class 3	26,284,396	—	26,284,396	—	26,284,396	26,284,396

SST SA Allocation Moderate Portfolio Class 3	19,892,633	—	19,892,633	23,801	19,868,832	19,892,633

SST SA American Century Inflation Protection Portfolio Class 3	22,924,771	—	22,924,771	1,580	22,923,191	22,924,771

SST SA Columbia Focused Value Portfolio Class 3	6,685	—	6,685	—	6,685	6,685

SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3	101,290	—	101,290	—	101,290	101,290

SST SA Multi-Managed International Equity Portfolio Class 3	40,247	—	40,247	—	40,247	40,247

SST SA Multi-Managed Large Cap Growth Portfolio Class 3	45,434	—	45,434	—	45,434	45,434

SST SA Multi-Managed Mid Cap Growth Portfolio Class 3	7,426	—	7,426	—	7,426	7,426

SST SA Multi-Managed Mid Cap Value Portfolio Class 3	6,018	—	6,018	—	6,018	6,018

SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3	9,382,915	—	9,382,915	—	9,382,915	9,382,915

SAST SA AB Growth Portfolio Class 1	20,624,941	—	20,624,941	393,056	20,231,885	20,624,941

SAST SA AB Growth Portfolio Class 3	37,108,304	—	37,108,304	—	37,108,304	37,108,304

SAST SA AB Small & Mid Cap Value Portfolio Class 3	21,952,750	—	21,952,750	9,024	21,943,726	21,952,750

SAST SA American Funds Asset Allocation Portfolio Class 3	131,377,406	—	131,377,406	—	131,377,406	131,377,406

SAST SA American Funds Global Growth Portfolio Class 3	19,532,625	—	19,532,625	7,503	19,525,122	19,532,625

SAST SA American Funds Growth Portfolio Class 3	52,603,252	—	52,603,252	7,834	52,595,418	52,603,252

SAST SA American Funds Growth-Income Portfolio Class 3	26,367,914	—	26,367,914	5,189	26,362,725	26,367,914

SAST SA American Funds VCP Managed Allocation Portfolio Class 3	190,827,437	—	190,827,437	—	190,827,437	190,827,437

SAST SA BlackRock Multi-Factor 70/30 Portfolio Class 3	7,205,813	—	7,205,813	—	7,205,813	7,205,813

SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	72,566,518	—	72,566,518	—	72,566,518	72,566,518

SAST SA DFA Ultra Short Bond Portfolio Class 1	932,311	—	932,311	2,835	929,476	932,311

SAST SA DFA Ultra Short Bond Portfolio Class 3	21,976,317	—	21,976,317	70,585	21,905,732	21,976,317

SAST SA Emerging Markets Equity Index Portfolio Class 3	1,420,620	—	1,420,620	—	1,420,620	1,420,620

SAST SA Federated Hermes Corporate Bond Portfolio Class 1	1,124,598	—	1,124,598	9,438	1,115,160	1,124,598

SAST SA Federated Hermes Corporate Bond Portfolio Class 3	59,494,605	—	59,494,605	1,302	59,493,303	59,494,605

SAST SA Fidelity Institutional AM® International Growth Portfolio Class 3	2,416,530	—	2,416,530	—	2,416,530	2,416,530

SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	679,688	—	679,688	—	679,688	679,688

SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	8,787,359	—	8,787,359	1,389	8,785,970	8,787,359

SAST SA Fixed Income Index Portfolio Class 3	9,912,937	—	9,912,937	—	9,912,937	9,912,937

SAST SA Fixed Income Intermediate Index Portfolio Class 3	8,197,698	—	8,197,698	—	8,197,698	8,197,698

SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 1	12,713,530	—	12,713,530	111,592	12,601,938	12,713,530

SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 3	19,706,436	—	19,706,436	1,160	19,705,276	19,706,436

SAST SA Franklin Small Company Value Portfolio Class 3	12,930,014	—	12,930,014	733	12,929,281	12,930,014

SAST SA Franklin Systematic U.S. Large Cap Core Portfolio Class 3	790,356	—	790,356	—	790,356	790,356

SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 1	1,081,123	—	1,081,123	—	1,081,123	1,081,123

SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 3	13,199,495	—	13,199,495	—	13,199,495	13,199,495

SAST SA Franklin Tactical Opportunities Portfolio Class 3	7,888,650	—	7,888,650	—	7,888,650	7,888,650

SAST SA Global Index Allocation 60/40 Portfolio Class 3	12,060,792	—	12,060,792	—	12,060,792	12,060,792

SAST SA Global Index Allocation 75/25 Portfolio Class 3	9,239,523	—	9,239,523	—	9,239,523	9,239,523

SAST SA Global Index Allocation 90/10 Portfolio Class 3	25,483,133	—	25,483,133	—	25,483,133	25,483,133

SAST SA Goldman Sachs Global Bond Portfolio Class 1	403,996	—	403,996	6,091	397,905	403,996

SAST SA Goldman Sachs Global Bond Portfolio Class 3	20,545,017	—	20,545,017	4,490	20,540,527	20,545,017

SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	8,497,450	—	8,497,450	—	8,497,450	8,497,450

SAST SA Index Allocation 60/40 Portfolio Class 3	29,272,171	—	29,272,171	—	29,272,171	29,272,171

SAST SA Index Allocation 80/20 Portfolio Class 3	75,946,706	—	75,946,706	—	75,946,706	75,946,706

SAST SA Index Allocation 90/10 Portfolio Class 3	129,911,710	—	129,911,710	—	129,911,710	129,911,710

SAST SA International Index Portfolio Class 3	2,448,822	—	2,448,822	—	2,448,822	2,448,822

SAST SA Invesco Growth Opportunities Portfolio Class 1	274,600	—	274,600	—	274,600	274,600

SAST SA Invesco Growth Opportunities Portfolio Class 3	9,318,520	—	9,318,520	867	9,317,653	9,318,520

SAST SA Janus Focused Growth Portfolio Class 1	956,283	—	956,283	—	956,283	956,283

SAST SA Janus Focused Growth Portfolio Class 3	10,282,911	—	10,282,911	428	10,282,483	10,282,911

SAST SA JPMorgan Diversified Balanced Portfolio Class 1	3,522,119	—	3,522,119	18,301	3,503,818	3,522,119

SAST SA JPMorgan Diversified Balanced Portfolio Class 3	22,293,973	—	22,293,973	—	22,293,973	22,293,973

SAST SA JPMorgan Emerging Markets Portfolio Class 1	778,092	—	778,092	32,767	745,325	778,092

SAST SA JPMorgan Emerging Markets Portfolio Class 3	7,431,401	—	7,431,401	—	7,431,401	7,431,401

SAST SA JPMorgan Equity-Income Portfolio Class 1	5,223,973	—	5,223,973	29,750	5,194,223	5,223,973

SAST SA JPMorgan Equity-Income Portfolio Class 3	21,395,852	—	21,395,852	—	21,395,852	21,395,852

SAST SA JPMorgan Global Equities Portfolio Class 1	936,289	—	936,289	1,167	935,122	936,289

SAST SA JPMorgan Global Equities Portfolio Class 3	3,632,776	—	3,632,776	—	3,632,776	3,632,776

SAST SA JPMorgan Large Cap Core Portfolio Class 1	1,477,839	—	1,477,839	37,277	1,440,562	1,477,839

SAST SA JPMorgan Large Cap Core Portfolio Class 3	10,008,498	—	10,008,498	—	10,008,498	10,008,498

SAST SA JPMorgan MFS Core Bond Portfolio Class 1	597,384	—	597,384	12,668	584,716	597,384

SAST SA JPMorgan MFS Core Bond Portfolio Class 3	53,489,425	—	53,489,425	21,681	53,467,744	53,489,425

 The accompanying Notes to Financial Statements are an integral part of this statement.

4

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2023

Sub-accounts	Investments at Fair Value	Due from (to) General Account, Net	Net Assets	Contract Owners - Annuity Reserves	Contract Owners - Accumulation Reserves	Net Assets Attributable to Contract Owner Reserves
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	$3,803,420	$—	$3,803,420	$6,990	$3,796,430	$3,803,420

SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	25,433,832	—	25,433,832	386	25,433,446	25,433,832

SAST SA Large Cap Growth Index Portfolio Class 3	4,799,400	—	4,799,400	—	4,799,400	4,799,400

SAST SA Large Cap Index Portfolio Class 3	10,016,169	—	10,016,169	—	10,016,169	10,016,169

SAST SA Large Cap Value Index Portfolio Class 3	6,125,523	—	6,125,523	—	6,125,523	6,125,523

SAST SA MFS Blue Chip Growth Portfolio Class 1	971,358	—	971,358	—	971,358	971,358

SAST SA MFS Blue Chip Growth Portfolio Class 3	12,679,887	—	12,679,887	798	12,679,089	12,679,887

SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	2,577,741	—	2,577,741	4,155	2,573,586	2,577,741

SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	12,765,384	—	12,765,384	1,695	12,763,689	12,765,384

SAST SA MFS Total Return Portfolio Class 1	2,993,119	—	2,993,119	89,632	2,903,487	2,993,119

SAST SA MFS Total Return Portfolio Class 3	15,311,661	—	15,311,661	1,016	15,310,645	15,311,661

SAST SA Mid Cap Index Portfolio Class 3	6,100,504	—	6,100,504	—	6,100,504	6,100,504

SAST SA Morgan Stanley International Equities Portfolio Class 1	1,095,884	—	1,095,884	322	1,095,562	1,095,884

SAST SA Morgan Stanley International Equities Portfolio Class 3	6,198,604	—	6,198,604	—	6,198,604	6,198,604

SAST SA PIMCO RAE International Value Portfolio Class 3	14,937,995	—	14,937,995	2,782	14,935,213	14,937,995

SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3	96,086,562	—	96,086,562	—	96,086,562	96,086,562

SAST SA PineBridge High-Yield Bond Portfolio Class 1	1,115,982	—	1,115,982	4,778	1,111,204	1,115,982

SAST SA PineBridge High-Yield Bond Portfolio Class 3	8,316,090	—	8,316,090	636	8,315,454	8,316,090

SAST SA Putnam International Growth and Income Portfolio Class 1	1,694,478	—	1,694,478	19,273	1,675,205	1,694,478

SAST SA Putnam International Growth and Income Portfolio Class 3	6,137,082	—	6,137,082	—	6,137,082	6,137,082

SAST SA Schroders VCP Global Allocation Portfolio Class 3	51,720,238	—	51,720,238	—	51,720,238	51,720,238

SAST SA Small Cap Index Portfolio Class 3	5,772,869	—	5,772,869	—	5,772,869	5,772,869

SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3	53,418,372	—	53,418,372	—	53,418,372	53,418,372

SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	132,689,596	—	132,689,596	—	132,689,596	132,689,596

SAST SA VCP Dynamic Allocation Portfolio Class 3	709,931,107	—	709,931,107	218,536	709,712,571	709,931,107

SAST SA VCP Dynamic Strategy Portfolio Class 3	539,044,404	—	539,044,404	220,230	538,824,174	539,044,404

SAST SA VCP Index Allocation Portfolio Class 3	66,011,787	—	66,011,787	—	66,011,787	66,011,787

SAST SA Wellington Capital Appreciation Portfolio Class 1	11,706,529	—	11,706,529	173,285	11,533,244	11,706,529

SAST SA Wellington Capital Appreciation Portfolio Class 3	68,343,266	—	68,343,266	30,734	68,312,532	68,343,266

SAST SA Wellington Government and Quality Bond Portfolio Class 1	1,223,723	—	1,223,723	25,049	1,198,674	1,223,723

SAST SA Wellington Government and Quality Bond Portfolio Class 3	29,599,518	—	29,599,518	822	29,598,696	29,599,518

SAST SA Wellington Strategic Multi-Asset Portfolio Class 1	176,157	—	176,157	—	176,157	176,157

SAST SA Wellington Strategic Multi-Asset Portfolio Class 3	12,317,534	—	12,317,534	—	12,317,534	12,317,534

VALIC Company I International Equities Index Fund	116,209	—	116,209	—	116,209	116,209

VALIC Company I Mid Cap Index Fund	452,852	—	452,852	—	452,852	452,852

VALIC Company I Nasdaq-100 Index Fund	241,010	—	241,010	—	241,010	241,010

VALIC Company I Small Cap Index Fund	152,510	—	152,510	—	152,510	152,510

VALIC Company I Stock Index Fund	1,330,251	—	1,330,251	—	1,330,251	1,330,251

 The accompanying Notes to Financial Statements are an integral part of this statement.

5

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2023

Sub-accounts	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Level*

American Funds IS Asset Allocation Fund Class 2	114,110	$23.53	$2,685,012	$2,877,910	1

American Funds IS Asset Allocation Fund Class 4	159,561	23.34	3,724,150	3,883,368	1

American Funds IS Capital Income Builder Class 4	27,339	11.60	317,128	296,059	1

American Funds IS Capital World Bond Fund Class 4	10,462	9.88	103,366	108,897	1

American Funds IS Global Growth Fund Class 2	132,632	33.44	4,435,211	3,973,964	1

American Funds IS Global Growth Fund Class 4	12,258	33.08	405,502	344,218	1

American Funds IS Global Small Capitalization Fund Class 4	10,014	17.46	174,839	205,661	1

American Funds IS Growth Fund Class 2	66,975	98.20	6,576,898	5,440,269	1

American Funds IS Growth Fund Class 4	2,836	95.70	271,427	221,692	1

American Funds IS Growth-Income Fund Class 2	108,177	58.30	6,306,710	5,119,425	1

American Funds IS Growth-Income Fund Class 4	12,198	57.34	699,414	563,892	1

American Funds IS The Bond Fund of America Class 4	39,557	9.35	369,858	433,736	1

BlackRock 60/40 Target Allocation ETF V.I. Fund Class III	3,933	13.15	51,720	45,293	1

BlackRock Global Allocation V.I. Fund Class III	905	13.03	11,793	13,262	1

Columbia VP Income Opportunities Fund Class 1	13,039	6.35	82,798	93,613	1

Columbia VP Large Cap Growth Fund Class 1	8,031	37.28	299,402	129,131	1

Columbia VP Limited Duration Credit Fund Class 2	2,325	9.43	21,924	22,184	1

FTVIP Franklin Allocation VIP Fund Class 2	798,742	4.90	3,913,838	4,199,377	1

FTVIP Franklin Income VIP Fund Class 2	1,274,415	14.20	18,096,692	19,019,549	1

FTVIP Franklin Mutual Global Discovery VIP Fund Class 2	3,989	18.38	73,319	70,477	1

FTVIP Franklin Rising Dividends VIP Fund Class 2	383	26.93	10,318	9,609	1

FTVIP Franklin Strategic Income VIP Fund Class 2	11,797	9.01	106,295	107,204	1

FTVIP Templeton Global Bond VIP Fund Class 2	2,883	12.84	37,020	36,149	1

Goldman Sachs VIT Government Money Market Fund Institutional Shares	144,096	1.00	144,096	144,096	1

Goldman Sachs VIT Government Money Market Fund Service Shares	27,840,172	1.00	27,840,172	27,840,172	1

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Shares	19,348	8.84	171,040	182,411	1

Goldman Sachs VIT Trend Driven Allocation Fund Service Shares	3,828	11.35	43,449	47,552	1

Invesco V.I. American Franchise Fund Series II	171,893	53.21	9,146,425	9,928,943	1

Invesco V.I. American Value Fund Series II	4,118	13.73	56,545	66,430	1

Invesco V.I. Comstock Fund Series II	835,881	19.58	16,366,545	14,854,612	1

Invesco V.I. Equity and Income Fund Series II	9,094	16.36	148,773	171,810	1

Invesco V.I. Growth and Income Fund Series II	1,024,945	18.87	19,340,715	18,700,707	1

Lord Abbett Bond Debenture Portfolio Class VC	22,570	10.32	232,927	272,469	1

Lord Abbett Developing Growth Portfolio Class VC	6,820	23.96	163,405	244,772	1

Lord Abbett Fundamental Equity Portfolio Class VC	3,826	16.79	64,239	67,395	1

Lord Abbett Growth and Income Portfolio Class VC	234,450	36.06	8,454,255	8,012,818	1

Lord Abbett Mid Cap Stock Portfolio Class VC	4,308	25.79	111,103	94,891	1

Lord Abbett Short Duration Income Portfolio Class VC	23,052	13.03	300,367	328,771	1

Lord Abbett Total Return Portfolio Class VC	4,100	14.20	58,219	59,600	1

MFS VIT III Growth Allocation Portfolio Service Class	20,448	9.60	196,306	204,028	1

Morgan Stanley VIF Global Infrastructure Portfolio Class II	3,703	6.04	22,364	26,501	1

Neuberger Berman AMT US Equity Index PutWrite Strategy Portfolio Class S	984	9.43	9,279	8,722	1

PIMCO Dynamic Bond Portfolio Advisor Class	571	8.68	4,961	5,501	1

PIMCO Emerging Markets Bond Portfolio Advisor Class	57,124	10.55	602,657	651,025	1

PIMCO Total Return Portfolio Advisor Class	2,924,255	9.18	26,844,665	29,187,445	1

PVC Core Plus Bond Account Class 1	1,432	9.63	13,790	16,211	1

PVC Diversified International Account Class 1	1,502	15.49	23,264	22,673	1

PVC Equity Income Account Class 2	8,130	27.11	220,408	191,465	1

PVC Government & High Quality Bond Account Class 1	39	8.42	326	398	1

PVC Large Cap Growth Account I Class 1	75	40.42	3,033	2,879	1

PVC MidCap Account Class 2	15,180	61.99	941,014	730,450	1

PVC Principal Capital Appreciation Account Class 2	5,582	34.55	192,864	148,434	1

PVC SAM Balanced Portfolio Class 2	257,626	13.52	3,483,099	3,672,296	1

PVC SAM Conservative Balanced Portfolio Class 2	2,681	10.86	29,116	31,294	1

PVC SAM Conservative Growth Portfolio Class 2	29,296	19.21	562,777	531,303	1

PVC SAM Flexible Income Portfolio Class 2	7,046	10.60	74,683	85,315	1

PVC SAM Strategic Growth Portfolio Class 2	19,143	22.43	429,386	384,133	1

PVC Short-Term Income Account Class 1	10,468	2.50	26,170	26,544	1

PVC SmallCap Account Class 2	544	14.89	8,107	8,157	1

SST SA Allocation Balanced Portfolio Class 3	2,033,153	8.88	18,054,399	19,998,748	1

 * Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

 The accompanying Notes to Financial Statements are an integral part of this statement.

6

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2023

Sub-accounts	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Level*

SST SA Allocation Growth Portfolio Class 3	2,207,161	$13.71	$30,260,175	$32,422,298	1

SST SA Allocation Moderate Growth Portfolio Class 3	2,787,317	9.43	26,284,396	29,336,558	1

SST SA Allocation Moderate Portfolio Class 3	2,129,832	9.34	19,892,633	22,208,445	1

SST SA American Century Inflation Protection Portfolio Class 3	2,675,002	8.57	22,924,771	25,793,977	1

SST SA Columbia Focused Value Portfolio Class 3	349	19.16	6,685	6,568	1

SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3	10,089	10.04	101,290	116,758	1

SST SA Multi-Managed International Equity Portfolio Class 3	4,664	8.63	40,247	40,222	1

SST SA Multi-Managed Large Cap Growth Portfolio Class 3	4,238	10.72	45,434	51,465	1

SST SA Multi-Managed Mid Cap Growth Portfolio Class 3	759	9.78	7,426	10,700	1

SST SA Multi-Managed Mid Cap Value Portfolio Class 3	379	15.87	6,018	6,010	1

SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3	781,259	12.01	9,382,915	9,661,438	1

SAST SA AB Growth Portfolio Class 1	377,470	54.64	20,624,941	17,771,676	1

SAST SA AB Growth Portfolio Class 3	716,100	51.82	37,108,304	37,261,037	1

SAST SA AB Small & Mid Cap Value Portfolio Class 3	1,745,052	12.58	21,952,750	21,877,468	1

SAST SA American Funds Asset Allocation Portfolio Class 3	8,764,337	14.99	131,377,406	133,529,055	1

SAST SA American Funds Global Growth Portfolio Class 3	1,767,658	11.05	19,532,625	20,343,929	1

SAST SA American Funds Growth Portfolio Class 3	3,919,765	13.42	52,603,252	53,429,059	1

SAST SA American Funds Growth-Income Portfolio Class 3	2,114,508	12.47	26,367,914	24,836,287	1

SAST SA American Funds VCP Managed Allocation Portfolio Class 3	12,781,476	14.93	190,827,437	182,523,335	1

SAST SA BlackRock Multi-Factor 70/30 Portfolio Class 3	463,396	15.55	7,205,813	7,155,578	1

SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	7,473,380	9.71	72,566,518	80,865,819	1

SAST SA DFA Ultra Short Bond Portfolio Class 1	87,788	10.62	932,311	920,181	1

SAST SA DFA Ultra Short Bond Portfolio Class 3	2,125,369	10.34	21,976,317	21,588,115	1

SAST SA Emerging Markets Equity Index Portfolio Class 3	104,151	13.64	1,420,620	1,605,267	1

SAST SA Federated Hermes Corporate Bond Portfolio Class 1	97,199	11.57	1,124,598	1,273,781	1

SAST SA Federated Hermes Corporate Bond Portfolio Class 3	5,186,975	11.47	59,494,605	66,181,369	1

SAST SA Fidelity Institutional AM® International Growth Portfolio Class 3	141,732	17.05	2,416,530	2,386,397	1

SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	56,406	12.05	679,688	715,314	1

SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	737,814	11.91	8,787,359	9,131,858	1

SAST SA Fixed Income Index Portfolio Class 3	1,051,213	9.43	9,912,937	10,798,981	1

SAST SA Fixed Income Intermediate Index Portfolio Class 3	832,254	9.85	8,197,698	8,377,671	1

SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 1	705,915	18.01	12,713,530	13,381,698	1

SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 3	1,103,384	17.86	19,706,436	20,633,502	1

SAST SA Franklin Small Company Value Portfolio Class 3	836,353	15.46	12,930,014	13,805,591	1

SAST SA Franklin Systematic U.S. Large Cap Core Portfolio Class 3	44,527	17.75	790,356	820,183	1

SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 1	98,463	10.98	1,081,123	1,220,647	1

SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 3	1,227,860	10.75	13,199,495	14,833,447	1

SAST SA Franklin Tactical Opportunities Portfolio Class 3	675,977	11.67	7,888,650	7,649,394	1

SAST SA Global Index Allocation 60/40 Portfolio Class 3	710,713	16.97	12,060,792	11,886,157	1

SAST SA Global Index Allocation 75/25 Portfolio Class 3	523,782	17.64	9,239,523	8,931,957	1

SAST SA Global Index Allocation 90/10 Portfolio Class 3	1,386,460	18.38	25,483,133	23,734,306	1

SAST SA Goldman Sachs Global Bond Portfolio Class 1	42,481	9.51	403,996	472,901	1

SAST SA Goldman Sachs Global Bond Portfolio Class 3	2,221,083	9.25	20,545,017	23,725,152	1

SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	808,511	10.51	8,497,450	8,594,980	1

SAST SA Index Allocation 60/40 Portfolio Class 3	2,272,684	12.88	29,272,171	27,794,673	1

SAST SA Index Allocation 80/20 Portfolio Class 3	5,314,675	14.29	75,946,706	67,112,484	1

SAST SA Index Allocation 90/10 Portfolio Class 3	8,660,781	15.00	129,911,710	116,534,349	1

SAST SA International Index Portfolio Class 3	193,277	12.67	2,448,822	2,341,432	1

SAST SA Invesco Growth Opportunities Portfolio Class 1	44,219	6.21	274,600	342,037	1

SAST SA Invesco Growth Opportunities Portfolio Class 3	1,774,956	5.25	9,318,520	12,649,411	1

SAST SA Janus Focused Growth Portfolio Class 1	57,194	16.72	956,283	809,734	1

SAST SA Janus Focused Growth Portfolio Class 3	670,770	15.33	10,282,911	10,008,059	1

SAST SA JPMorgan Diversified Balanced Portfolio Class 1	198,094	17.78	3,522,119	4,094,436	1

SAST SA JPMorgan Diversified Balanced Portfolio Class 3	1,268,144	17.58	22,293,973	24,116,415	1

SAST SA JPMorgan Emerging Markets Portfolio Class 1	105,719	7.36	778,092	825,304	1

SAST SA JPMorgan Emerging Markets Portfolio Class 3	1,023,609	7.26	7,431,401	8,350,628	1

SAST SA JPMorgan Equity-Income Portfolio Class 1	164,173	31.82	5,223,973	5,342,722	1

SAST SA JPMorgan Equity-Income Portfolio Class 3	680,097	31.46	21,395,852	23,682,675	1

SAST SA JPMorgan Global Equities Portfolio Class 1	49,592	18.88	936,289	924,093	1

SAST SA JPMorgan Global Equities Portfolio Class 3	195,206	18.61	3,632,776	3,562,190	1

SAST SA JPMorgan Large Cap Core Portfolio Class 1	71,084	20.79	1,477,839	1,356,551	1

SAST SA JPMorgan Large Cap Core Portfolio Class 3	485,378	20.62	10,008,498	10,181,020	1

SAST SA JPMorgan MFS Core Bond Portfolio Class 1	73,479	8.13	597,384	687,224	1

SAST SA JPMorgan MFS Core Bond Portfolio Class 3	6,644,649	8.05	53,489,425	59,163,023	1

SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	224,126	16.97	3,803,420	4,846,085	1

 * Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

 The accompanying Notes to Financial Statements are an integral part of this statement.

7

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2023

Sub-accounts	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Level*

SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	1,719,664	$14.79	$25,433,832	$31,500,851	1

SAST SA Large Cap Growth Index Portfolio Class 3	218,452	21.97	4,799,400	4,844,010	1

SAST SA Large Cap Index Portfolio Class 3	300,155	33.37	10,016,169	9,662,352	1

SAST SA Large Cap Value Index Portfolio Class 3	336,937	18.18	6,125,523	5,972,804	1

SAST SA MFS Blue Chip Growth Portfolio Class 1	70,033	14	971,358.00	911,167	1

SAST SA MFS Blue Chip Growth Portfolio Class 3	936,476	13.54	12,679,887	12,441,334	1

SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	123,573	20.86	2,577,741	2,711,025	1

SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	616,387	20.71	12,765,384	13,467,577	1

SAST SA MFS Total Return Portfolio Class 1	167,588	17.86	2,993,119	3,050,421	1

SAST SA MFS Total Return Portfolio Class 3	860,206	17.80	15,311,661	16,038,755	1

SAST SA Mid Cap Index Portfolio Class 3	444,319	13.73	6,100,504	6,110,586	1

SAST SA Morgan Stanley International Equities Portfolio Class 1	114,873	9.54	1,095,884	1,016,762	1

SAST SA Morgan Stanley International Equities Portfolio Class 3	653,861	9.48	6,198,604	6,071,824	1

SAST SA PIMCO RAE International Value Portfolio Class 3	1,101,622	13.56	14,937,995	14,526,145	1

SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3	10,276,638	9.35	96,086,562	110,662,319	1

SAST SA PineBridge High-Yield Bond Portfolio Class 1	216,696	5.15	1,115,982	1,247,871	1

SAST SA PineBridge High-Yield Bond Portfolio Class 3	1,627,415	5.11	8,316,090	8,610,428	1

SAST SA Putnam International Growth and Income Portfolio Class 1	147,346	11.50	1,694,478	1,335,717	1

SAST SA Putnam International Growth and Income Portfolio Class 3	531,349	11.55	6,137,082	4,465,924	1

SAST SA Schroders VCP Global Allocation Portfolio Class 3	5,245,460	9.86	51,720,238	55,720,003	1

SAST SA Small Cap Index Portfolio Class 3	479,076	12.05	5,772,869	6,172,759	1

SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3	3,899,151	13.70	53,418,372	50,189,262	1

SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	11,943,258	11.11	132,689,596	139,184,624	1

SAST SA VCP Dynamic Allocation Portfolio Class 3	65,673,553	10.81	709,931,107	803,957,124	1

SAST SA VCP Dynamic Strategy Portfolio Class 3	48,301,470	11.16	539,044,404	617,553,712	1

SAST SA VCP Index Allocation Portfolio Class 3	5,632,405	11.72	66,011,787	62,498,732	1

SAST SA Wellington Capital Appreciation Portfolio Class 1	365,943	31.99	11,706,529	13,833,932	1

SAST SA Wellington Capital Appreciation Portfolio Class 3	2,750,232	24.85	68,343,266	74,296,944	1

SAST SA Wellington Government and Quality Bond Portfolio Class 1	92,777	13.19	1,223,723	1,405,998	1

SAST SA Wellington Government and Quality Bond Portfolio Class 3	2,249,203	13.16	29,599,518	33,138,746	1

SAST SA Wellington Strategic Multi-Asset Portfolio Class 1	20,946	8.41	176,157	164,808	1

SAST SA Wellington Strategic Multi-Asset Portfolio Class 3	1,476,923	8.34	12,317,534	12,929,089	1

VALIC Company I International Equities Index Fund	14,490	8.02	116,209	100,814	1

VALIC Company I Mid Cap Index Fund	17,498	25.88	452,852	408,543	1

VALIC Company I Nasdaq-100 Index Fund	10,335	23.32	241,010	171,547	1

VALIC Company I Small Cap Index Fund	10,194	14.96	152,510	169,057	1

VALIC Company I Stock Index Fund	25,997	51.17	1,330,251	1,035,000	1

 * Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

 The accompanying Notes to Financial Statements are an integral part of this statement.

8

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	American Funds IS Asset Allocation Fund Class 2	American Funds IS Asset Allocation Fund Class 4	American Funds IS Capital Income Builder Class 4	American Funds IS Capital World Bond Fund Class 4	American Funds IS Global Growth Fund Class 2
For the Year Ended December 31, 2023
From operations:
Dividends	$56,726	$68,017	$7,329	$—	$38,497
Mortality and expense risk and administrative charges	(21,588)	(30,071)	(2,765)	(1,103)	(56,877)
Net investment income (loss)	35,138	37,946	4,564	(1,103)	(18,380)
Net realized gain (loss)	14,269	(26,954)	256	(428)	96,862
Capital gain distribution from mutual funds	97,300	111,351	—	—	342,968
Change in unrealized appreciation (depreciation) of investments	172,854	262,636	13,808	6,439	409,721
Increase (decrease) in net assets from operations	319,561	384,979	18,628	4,908	831,171

From contract transactions:
Payments received from contract owners	24,737	973,697	129,000	28,750	—
Payments for contract benefits or terminations	(176,504)	(55,017)	(716)	(594)	(361,290)
Transfers between sub-accounts (including fixed account), net	1,583	25,219	5,625	3,719	(191,855)
Contract maintenance charges	(13,128)	(66,056)	(823)	(402)	(18,205)
Increase (decrease) in net assets from contract transactions	(163,312)	877,843	133,086	31,473	(571,350)

Increase (decrease) in net assets	156,249	1,262,822	151,714	36,381	259,821
Net assets at beginning of period	2,528,763	2,461,328	165,414	66,985	4,175,390
Net assets at end of period	$2,685,012	$3,724,150	$317,128	$103,366	$4,435,211

Beginning units	65,190	165,294	13,560	7,747	71,019
Units issued	796	65,366	10,623	3,794	410
Units redeemed	(4,890)	(9,394)	(127)	(114)	(9,032)
Ending units	61,096	221,266	24,056	11,427	62,397

For the Year Ended December 31, 2022
From operations:
Dividends	$50,302	$42,054	$3,522	$134	$29,957
Mortality and expense risk and administrative charges	(22,677)	(22,834)	(1,677)	(681)	(58,935)
Net investment income (loss)	27,625	19,220	1,845	(547)	(28,978)
Net realized gain (loss)	20,488	(17,615)	2,309	(191)	106,864
Capital gain distribution from mutual funds	277,125	234,167	—	1,055	506,985
Change in unrealized appreciation (depreciation) of investments	(753,397)	(576,896)	(17,328)	(11,507)	(2,096,299)
Increase (decrease) in net assets from operations	(428,159)	(341,124)	(13,174)	(11,190)	(1,511,428)

From contract transactions:
Payments received from contract owners	—	749,888	71,377	36,751	50
Payments for contract benefits or terminations	(90,830)	(45,103)	(16,759)	—	(387,653)
Transfers between sub-accounts (including fixed account), net	(30,042)	(41,252)	(10,597)	1,131	157,252
Contract maintenance charges	(13,191)	(49,031)	(421)	(270)	(18,931)
Increase (decrease) in net assets from contract transactions	(134,063)	614,502	43,600	37,612	(249,282)

Increase (decrease) in net assets	(562,222)	273,378	30,426	26,422	(1,760,710)
Net assets at beginning of period	3,090,985	2,187,950	134,988	40,563	5,936,100
Net assets at end of period	$2,528,763	$2,461,328	$165,414	$66,985	$4,175,390

Beginning units	68,413	125,706	10,149	3,812	75,102
Units issued	154	50,384	5,751	4,008	4,023
Units redeemed	(3,377)	(10,796)	(2,340)	(73)	(8,106)
Ending units	65,190	165,294	13,560	7,747	71,019

 The accompanying Notes to Financial Statements are an integral part of this statement.

9

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	American Funds IS Global Growth Fund Class 4	American Funds IS Global Small Capitalization Fund Class 4	American Funds IS Growth Fund Class 2	American Funds IS Growth Fund Class 4	American Funds IS Growth-Income Fund Class 2
For the Year Ended December 31, 2023
From operations:
Dividends	$2,634	$36	$21,855	$417	$80,390
Mortality and expense risk and administrative charges	(4,403)	(1,638)	(86,171)	(2,789)	(80,014)
Net investment income (loss)	(1,769)	(1,602)	(64,316)	(2,372)	376
Net realized gain (loss)	1,085	(7,647)	178,428	1,763	99,905
Capital gain distribution from mutual funds	28,800	1,527	350,000	13,812	314,683
Change in unrealized appreciation (depreciation) of investments	41,899	24,704	1,422,436	58,528	883,690
Increase (decrease) in net assets from operations	70,015	16,982	1,886,548	71,731	1,298,654

From contract transactions:
Payments received from contract owners	—	67,500	—	25,000	—
Payments for contract benefits or terminations	—	(465)	(511,940)	—	(429,351)
Transfers between sub-accounts (including fixed account), net	(213)	(3,325)	(165,124)	(4,848)	(77,746)
Contract maintenance charges	(109)	(559)	(17,135)	(691)	(16,837)
Increase (decrease) in net assets from contract transactions	(322)	63,151	(694,199)	19,461	(523,934)

Increase (decrease) in net assets	69,693	80,133	1,192,349	91,192	774,720
Net assets at beginning of period	335,809	94,706	5,384,549	180,235	5,531,990
Net assets at end of period	$405,502	$174,839	$6,576,898	$271,427	$6,306,710

Beginning units	20,807	7,698	78,889	8,503	114,106
Units issued	55	5,291	44	1,082	119
Units redeemed	(70)	(561)	(8,278)	(203)	(9,596)
Ending units	20,792	12,428	70,655	9,382	104,629

For the Year Ended December 31, 2022
From operations:
Dividends	$1,573	$—	$19,723	$211	$76,357
Mortality and expense risk and administrative charges	(4,193)	(1,001)	(88,818)	(2,427)	(83,079)
Net investment income (loss)	(2,620)	(1,001)	(69,095)	(2,216)	(6,722)
Net realized gain (loss)	1,271	(1,710)	152,263	663	74,660
Capital gain distribution from mutual funds	40,003	30,058	905,794	29,881	607,145
Change in unrealized appreciation (depreciation) of investments	(155,084)	(54,582)	(3,493,593)	(108,809)	(1,957,015)
Increase (decrease) in net assets from operations	(116,430)	(27,235)	(2,504,631)	(80,481)	(1,281,932)

From contract transactions:
Payments received from contract owners	—	30,251	89,668	—	65,956
Payments for contract benefits or terminations	—	—	(578,760)	—	(498,249)
Transfers between sub-accounts (including fixed account), net	2,169	10,861	129,721	1,046	(116,379)
Contract maintenance charges	(1,023)	(286)	(18,151)	(611)	(17,592)
Adjustments to net assets allocated to contracts in payout period	—	—	2,473	—	1,271
Increase (decrease) in net assets from contract transactions	1,146	40,826	(375,049)	435	(564,993)

Increase (decrease) in net assets	(115,284)	13,591	(2,879,680)	(80,046)	(1,846,925)
Net assets at beginning of period	451,093	81,115	8,264,229	260,281	7,378,915
Net assets at end of period	$335,809	$94,706	$5,384,549	$180,235	$5,531,990

Beginning units	20,739	4,586	83,753	8,480	125,504
Units issued	204	3,327	3,796	51	2,451
Units redeemed	(136)	(215)	(8,660)	(28)	(13,849)
Ending units	20,807	7,698	78,889	8,503	114,106

 The accompanying Notes to Financial Statements are an integral part of this statement.

10

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	American Funds IS Growth-Income Fund Class 4	American Funds IS The Bond Fund of America Class 4	BlackRock 60/40 Target Allocation ETF V.I. Fund Class III	BlackRock Global Allocation V.I. Fund Class III	Columbia VP Income Opportunities Fund Class 1
For the Year Ended December 31, 2023
From operations:
Dividends	$7,519	$11,618	$922	$285	$5,264
Mortality and expense risk and administrative charges	(6,634)	(4,092)	(528)	(155)	(1,596)
Net investment income (loss)	885	7,526	394	130	3,668
Net realized gain (loss)	1,808	(1,080)	49	(50)	(7,234)
Capital gain distribution from mutual funds	33,283	—	—	—	—
Change in unrealized appreciation (depreciation) of investments	101,823	5,269	5,932	1,082	12,222
Increase (decrease) in net assets from operations	137,799	11,715	6,375	1,162	8,656

From contract transactions:
Payments received from contract owners	—	32,500	—	—	—
Payments for contract benefits or terminations	—	—	—	—	(24,176)
Transfers between sub-accounts (including fixed account), net	(673)	10,041	—	—	3,458
Contract maintenance charges	(1,427)	(1,236)	—	—	(738)
Increase (decrease) in net assets from contract transactions	(2,100)	41,305	—	—	(21,456)

Increase (decrease) in net assets	135,699	53,020	6,375	1,162	(12,800)
Net assets at beginning of period	563,715	316,838	45,345	10,631	95,598
Net assets at end of period	$699,414	$369,858	$51,720	$11,793	$82,798

Beginning units	32,371	32,204	3,369	894	3,629
Units issued	2	4,315	—	—	183
Units redeemed	(111)	(190)	—	—	(934)
Ending units	32,262	36,329	3,369	894	2,878

For the Year Ended December 31, 2022
From operations:
Dividends	$6,384	$8,939	$885	$—	$5,407
Mortality and expense risk and administrative charges	(6,282)	(3,956)	(713)	(569)	(1,665)
Net investment income (loss)	102	4,983	172	(569)	3,742
Net realized gain (loss)	1,792	(1,851)	1,048	(10,429)	(2,117)
Capital gain distribution from mutual funds	58,869	3,883	20	313	3,614
Change in unrealized appreciation (depreciation) of investments	(181,362)	(57,758)	(14,086)	(2,232)	(18,603)
Increase (decrease) in net assets from operations	(120,599)	(50,743)	(12,846)	(12,917)	(13,364)

From contract transactions:
Payments received from contract owners	—	7,500	—	—	—
Payments for contract benefits or terminations	—	—	(25,510)	(48,513)	(749)
Transfers between sub-accounts (including fixed account), net	41	(5,889)	2	(16,819)	(5,816)
Contract maintenance charges	(1,737)	(1,429)	(21)	—	(757)
Increase (decrease) in net assets from contract transactions	(1,696)	182	(25,529)	(65,332)	(7,322)

Increase (decrease) in net assets	(122,295)	(50,561)	(38,375)	(78,249)	(20,686)
Net assets at beginning of period	686,010	367,399	83,720	88,880	116,284
Net assets at end of period	$563,715	$316,838	$45,345	$10,631	$95,598

Beginning units	32,463	32,194	5,291	6,100	3,907
Units issued	24	1,250	—	33	58
Units redeemed	(116)	(1,240)	(1,922)	(5,239)	(336)
Ending units	32,371	32,204	3,369	894	3,629

 The accompanying Notes to Financial Statements are an integral part of this statement.

11

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Columbia VP Large Cap Growth Fund Class 1	Columbia VP Limited Duration Credit Fund Class 2	FTVIP Franklin Allocation VIP Fund Class 2	FTVIP Franklin Income VIP Fund Class 2	FTVIP Franklin Mutual Global Discovery VIP Fund Class 2
For the Year Ended December 31, 2023
From operations:
Dividends	$—	$639	$52,435	$910,262	$1,754
Mortality and expense risk and administrative charges	(4,557)	(222)	(53,451)	(241,629)	(593)
Net investment income (loss)	(4,557)	417	(1,016)	668,633	1,161
Net realized gain (loss)	53,286	(29)	(210,956)	(267,564)	(201)
Capital gain distribution from mutual funds	—	—	60,865	1,103,528	3,816
Change in unrealized appreciation (depreciation) of investments	53,014	687	603,948	(286,337)	4,302
Increase (decrease) in net assets from operations	101,743	1,075	452,841	1,218,260	9,078

From contract transactions:
Payments received from contract owners	—	—	267,159	1,123,692	47,500
Payments for contract benefits or terminations	(9,211)	—	(405,374)	(1,102,286)	(367)
Transfers between sub-accounts (including fixed account), net	(70,957)	1,637	93,362	74,410	(3,779)
Contract maintenance charges	(1,408)	—	(26,216)	(175,812)	(248)
Increase (decrease) in net assets from contract transactions	(81,576)	1,637	(71,069)	(79,996)	43,106

Increase (decrease) in net assets	20,167	2,712	381,772	1,138,264	52,184
Net assets at beginning of period	279,235	19,212	3,532,066	16,958,428	21,135
Net assets at end of period	$299,402	$21,924	$3,913,838	$18,096,692	$73,319

Beginning units	14,737	1,932	233,309	967,982	1,745
Units issued	49	224	26,824	129,489	3,668
Units redeemed	(3,568)	(66)	(31,456)	(134,261)	(314)
Ending units	11,218	2,090	228,677	963,210	5,099

For the Year Ended December 31, 2022
From operations:
Dividends	$—	$100	$64,457	$813,982	$196
Mortality and expense risk and administrative charges	(5,233)	(222)	(55,833)	(231,626)	(155)
Net investment income (loss)	(5,233)	(122)	8,624	582,356	41
Net realized gain (loss)	50,130	(74)	(265,506)	35,030	(190)
Capital gain distribution from mutual funds	—	—	387,429	330,399	1,174
Change in unrealized appreciation (depreciation) of investments	(192,848)	(1,485)	(906,104)	(2,161,706)	(1,460)
Increase (decrease) in net assets from operations	(147,951)	(1,681)	(775,557)	(1,213,921)	(435)

From contract transactions:
Payments received from contract owners	—	—	242,138	2,726,651	22,500
Payments for contract benefits or terminations	(45,148)	—	(440,412)	(1,358,263)	—
Transfers between sub-accounts (including fixed account), net	(4,658)	(1,900)	75,693	323,095	(868)
Contract maintenance charges	(1,555)	—	(25,797)	(175,592)	(62)
Increase (decrease) in net assets from contract transactions	(51,361)	(1,900)	(148,378)	1,515,891	21,570

Increase (decrease) in net assets	(199,312)	(3,581)	(923,935)	301,970	21,135
Net assets at beginning of period	478,547	22,793	4,456,001	16,656,458	—
Net assets at end of period	$279,235	$19,212	$3,532,066	$16,958,428	$21,135

Beginning units	17,054	2,123	243,913	890,564	—
Units issued	1,629	81	26,709	274,985	1,829
Units redeemed	(3,946)	(272)	(37,313)	(197,567)	(84)
Ending units	14,737	1,932	233,309	967,982	1,745

 The accompanying Notes to Financial Statements are an integral part of this statement.

12

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	FTVIP Franklin Rising Dividends VIP Fund Class 2	FTVIP Franklin Strategic Income VIP Fund Class 2	FTVIP Templeton Global Bond VIP Fund Class 2	Goldman Sachs VIT Government Money Market Fund Institutional Shares	Goldman Sachs VIT Government Money Market Fund Service Shares
For the Year Ended December 31, 2023
From operations:
Dividends	$105	$4,560	$—	$6,913	$1,259,588
Mortality and expense risk and administrative charges	(123)	(883)	(297)	(1,958)	(373,093)
Net investment income (loss)	(18)	3,677	(297)	4,955	886,495
Net realized gain (loss)	302	(62)	(196)	—	—
Capital gain distribution from mutual funds	1,202	—	—	—	—
Change in unrealized appreciation (depreciation) of investments	(407)	1,741	1,058	—	—
Increase (decrease) in net assets from operations	1,079	5,356	565	4,955	886,495

From contract transactions:
Payments received from contract owners	329	53,750	30,000	—	1,906,021
Payments for contract benefits or terminations	(2,808)	—	(622)	—	(6,024,955)
Transfers between sub-accounts (including fixed account), net	360	3,244	1,612	64,458	4,642,652
Contract maintenance charges	(106)	(262)	(131)	(46)	(460,741)
Increase (decrease) in net assets from contract transactions	(2,225)	56,732	30,859	64,412	62,977

Increase (decrease) in net assets	(1,146)	62,088	31,424	69,367	949,472
Net assets at beginning of period	11,464	44,207	5,596	74,729	26,890,700
Net assets at end of period	$10,318	$106,295	$37,020	$144,096	$27,840,172

Beginning units	581	4,547	695	7,640	2,789,638
Units issued	34	5,622	3,894	6,586	1,328,200
Units redeemed	(144)	(33)	(97)	(4)	(1,323,514)
Ending units	471	10,136	4,492	14,222	2,794,324

For the Year Ended December 31, 2022
From operations:
Dividends	$109	$941	$—	$1,163	$359,641
Mortality and expense risk and administrative charges	(148)	(239)	(32)	(1,039)	(358,069)
Net investment income (loss)	(39)	702	(32)	124	1,572
Net realized gain (loss)	633	(81)	(136)	—	—
Capital gain distribution from mutual funds	1,733	—	—	—	—
Change in unrealized appreciation (depreciation) of investments	(4,168)	(2,580)	57	—	—
Increase (decrease) in net assets from operations	(1,841)	(1,959)	(111)	124	1,572

From contract transactions:
Payments received from contract owners	—	34,085	5,000	—	2,092,073
Payments for contract benefits or terminations	(2,318)	—	(544)	—	(8,818,446)
Transfers between sub-accounts (including fixed account), net	(838)	(195)	(1)	—	15,835,086
Contract maintenance charges	(113)	(30)	(16)	(31)	(458,313)
Increase (decrease) in net assets from contract transactions	(3,269)	33,860	4,439	(31)	8,650,400

Increase (decrease) in net assets	(5,110)	31,901	4,328	93	8,651,972
Net assets at beginning of period	16,574	12,306	1,268	74,636	18,238,728
Net assets at end of period	$11,464	$44,207	$5,596	$74,729	$26,890,700

Beginning units	743	1,145	148	7,644	1,886,481
Units issued	9	3,460	615	—	2,808,368
Units redeemed	(171)	(58)	(68)	(4)	(1,905,211)
Ending units	581	4,547	695	7,640	2,789,638
 The accompanying Notes to Financial Statements are an integral part of this statement.

13

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Shares	Goldman Sachs VIT Trend Driven Allocation Fund Service Shares	Invesco V.I. American Franchise Fund Series II	Invesco V.I. American Value Fund Series II	Invesco V.I. Balanced-Risk Allocation Fund Series II
For the Year Ended December 31, 2023
From operations:
Dividends	$10,725	$713	$—	$202	$—
Mortality and expense risk and administrative charges	(1,933)	(447)	(97,059)	(644)	—
Net investment income (loss)	8,792	266	(97,059)	(442)	—
Net realized gain (loss)	(356)	(75)	(950,575)	(1,603)	—
Capital gain distribution from mutual funds	—	—	180,809	11,249	—
Change in unrealized appreciation (depreciation) of investments	2,150	5,250	3,276,357	(1,858)	—
Increase (decrease) in net assets from operations	10,586	5,441	2,409,532	7,346	—

From contract transactions:
Payments received from contract owners	—	—	371,108	—	—
Payments for contract benefits or terminations	(15,429)	—	(313,505)	—	—
Transfers between sub-accounts (including fixed account), net	(234)	(1)	425,664	(2,630)	—
Contract maintenance charges	(2)	—	(128,658)	(111)	—
Increase (decrease) in net assets from contract transactions	(15,665)	(1)	354,609	(2,741)	—

Increase (decrease) in net assets	(5,079)	5,440	2,764,141	4,605	—
Net assets at beginning of period	176,119	38,009	6,382,284	51,940	—
Net assets at end of period	$171,040	$43,449	$9,146,425	$56,545	$—

Beginning units	18,694	3,504	203,667	3,814	—
Units issued	—	—	45,587	298	—
Units redeemed	(1,684)	—	(39,659)	(467)	—
Ending units	17,010	3,504	209,595	3,645	—

For the Year Ended December 31, 2022
From operations:
Dividends	$6,137	$—	$—	$266	$—
Mortality and expense risk and administrative charges	(1,616)	(457)	(81,786)	(678)	(29)
Net investment income (loss)	4,521	(457)	(81,786)	(412)	(29)
Net realized gain (loss)	(401)	(53)	(125,242)	(1,251)	31
Capital gain distribution from mutual funds	—	1,552	2,002,102	10,763	—
Change in unrealized appreciation (depreciation) of investments	(15,592)	(10,571)	(4,147,572)	(11,223)	(366)
Increase (decrease) in net assets from operations	(11,472)	(9,529)	(2,352,498)	(2,123)	(364)

From contract transactions:
Payments received from contract owners	—	—	802,801	—	—
Payments for contract benefits or terminations	(10,758)	—	(275,783)	—	(4,443)
Transfers between sub-accounts (including fixed account), net	162,429	—	1,839,555	(8,407)	(2)
Contract maintenance charges	(2)	—	(112,706)	(110)	—
Increase (decrease) in net assets from contract transactions	151,669	—	2,253,867	(8,517)	(4,445)

Increase (decrease) in net assets	140,197	(9,529)	(98,631)	(10,640)	(4,809)
Net assets at beginning of period	35,922	47,538	6,480,915	62,580	4,809
Net assets at end of period	$176,119	$38,009	$6,382,284	$51,940	$—

Beginning units	3,647	3,504	140,886	4,411	339
Units issued	16,261	—	76,136	195	—
Units redeemed	(1,214)	—	(13,355)	(792)	(339)
Ending units	18,694	3,504	203,667	3,814	—

 The accompanying Notes to Financial Statements are an integral part of this statement.

14

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Invesco V.I. Comstock Fund Series II	Invesco V.I. Equity and Income Fund Series II	Invesco V.I. Growth and Income Fund Series II	Lord Abbett Bond Debenture Portfolio Class VC	Lord Abbett Developing Growth Portfolio Class VC
For the Year Ended December 31, 2023
From operations:
Dividends	$249,201	$2,458	$247,384	$11,697	$—
Mortality and expense risk and administrative charges	(221,377)	(1,684)	(275,826)	(2,509)	(1,882)
Net investment income (loss)	27,824	774	(28,442)	9,188	(1,882)
Net realized gain (loss)	619,620	(683)	25,701	(1,101)	(683)
Capital gain distribution from mutual funds	1,794,675	7,463	2,419,540	—	—
Change in unrealized appreciation (depreciation) of investments	(830,716)	4,679	(458,517)	3,317	13,105
Increase (decrease) in net assets from operations	1,611,403	12,233	1,958,282	11,404	10,540

From contract transactions:
Payments received from contract owners	606,481	—	147,179	30,000	—
Payments for contract benefits or terminations	(1,491,408)	—	(2,106,690)	(1,600)	—
Transfers between sub-accounts (including fixed account), net	(4,150)	125	371,731	1,107	280
Contract maintenance charges	(222,608)	(315)	(200,218)	(722)	(346)
Adjustments to net assets allocated to contracts in payout period	6	—	—	—	—
Increase (decrease) in net assets from contract transactions	(1,111,679)	(190)	(1,787,998)	28,785	(66)

Increase (decrease) in net assets	499,724	12,043	170,284	40,189	10,474
Net assets at beginning of period	15,866,821	136,730	19,170,431	192,738	152,931
Net assets at end of period	$16,366,545	$148,773	$19,340,715	$232,927	$163,405

Beginning units	569,204	9,520	701,562	17,314	10,253
Units issued	83,854	257	50,025	2,747	20
Units redeemed	(121,954)	(267)	(112,539)	(237)	(25)
Ending units	531,104	9,510	639,048	19,824	10,248

For the Year Ended December 31, 2022
From operations:
Dividends	$230,950	$2,073	$264,288	$9,016	$—
Mortality and expense risk and administrative charges	(233,683)	(1,735)	(300,018)	(2,367)	(2,050)
Net investment income (loss)	(2,733)	338	(35,730)	6,649	(2,050)
Net realized gain (loss)	653,666	373	472,508	(758)	(542)
Capital gain distribution from mutual funds	526,626	19,131	1,937,446	542	—
Change in unrealized appreciation (depreciation) of investments	(1,280,293)	(33,548)	(4,006,347)	(36,833)	(86,202)
Increase (decrease) in net assets from operations	(102,734)	(13,706)	(1,632,123)	(30,400)	(88,794)

From contract transactions:
Payments received from contract owners	2,097,250	—	1,214,770	5,000	—
Payments for contract benefits or terminations	(1,526,536)	—	(1,720,425)	(1,409)	—
Transfers between sub-accounts (including fixed account), net	(1,057,671)	(10,534)	(1,556,466)	(580)	480
Contract maintenance charges	(228,075)	(315)	(220,085)	(664)	(379)
Increase (decrease) in net assets from contract transactions	(715,032)	(10,849)	(2,282,206)	2,347	101

Increase (decrease) in net assets	(817,766)	(24,555)	(3,914,329)	(28,053)	(88,693)
Net assets at beginning of period	16,684,587	161,285	23,084,760	220,791	241,624
Net assets at end of period	$15,866,821	$136,730	$19,170,431	$192,738	$152,931

Beginning units	589,410	10,240	775,982	17,097	10,247
Units issued	182,763	75	109,440	477	34
Units redeemed	(202,969)	(795)	(183,860)	(260)	(28)
Ending units	569,204	9,520	701,562	17,314	10,253

 The accompanying Notes to Financial Statements are an integral part of this statement.

15

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Lord Abbett Fundamental Equity Portfolio Class VC	Lord Abbett Growth and Income Portfolio Class VC	Lord Abbett Mid Cap Stock Portfolio Class VC	Lord Abbett Short Duration Income Portfolio Class VC	Lord Abbett Total Return Portfolio Class VC
For the Year Ended December 31, 2023
From operations:
Dividends	$358	$76,251	$492	$13,335	$2,445
Mortality and expense risk and administrative charges	(647)	(118,574)	(917)	(3,926)	(568)
Net investment income (loss)	(289)	(42,323)	(425)	9,409	1,877
Net realized gain (loss)	(63)	(6,633)	2,599	(2,933)	(177)
Capital gain distribution from mutual funds	1,804	165,968	3,024	—	—
Change in unrealized appreciation (depreciation) of investments	6,131	782,962	8,890	4,372	655
Increase (decrease) in net assets from operations	7,583	899,974	14,088	10,848	2,355

From contract transactions:
Payments received from contract owners	—	436,209	—	—	37,500
Payments for contract benefits or terminations	—	(946,530)	(3,693)	(25,076)	(473)
Transfers between sub-accounts (including fixed account), net	—	266,488	1,155	8,369	3,054
Contract maintenance charges	—	(88,371)	(236)	(10)	(207)
Increase (decrease) in net assets from contract transactions	—	(332,204)	(2,774)	(16,717)	39,874

Increase (decrease) in net assets	7,583	567,770	11,314	(5,869)	42,229
Net assets at beginning of period	56,656	7,886,485	99,789	306,236	15,990
Net assets at end of period	$64,239	$8,454,255	$111,103	$300,367	$58,219

Beginning units	3,734	342,142	3,279	30,728	1,662
Units issued	—	48,083	60	1,065	4,174
Units redeemed	—	(59,427)	(144)	(2,836)	(69)
Ending units	3,734	330,798	3,195	28,957	5,767

For the Year Ended December 31, 2022
From operations:
Dividends	$631	$109,156	$850	$8,780	$534
Mortality and expense risk and administrative charges	(637)	(124,186)	(981)	(4,083)	(138)
Net investment income (loss)	(6)	(15,030)	(131)	4,697	396
Net realized gain (loss)	12	94,674	7,242	(1,412)	(35)
Capital gain distribution from mutual funds	7,581	665,012	6,459	—	35
Change in unrealized appreciation (depreciation) of investments	(16,011)	(1,759,541)	(29,744)	(24,275)	(2,036)
Increase (decrease) in net assets from operations	(8,424)	(1,014,885)	(16,174)	(20,990)	(1,640)

From contract transactions:
Payments received from contract owners	—	320,697	—	—	17,126
Payments for contract benefits or terminations	—	(708,662)	(12,384)	(472)	—
Transfers between sub-accounts (including fixed account), net	—	(181,551)	(2,891)	(8,451)	561
Contract maintenance charges	—	(89,078)	(252)	(11)	(57)
Increase (decrease) in net assets from contract transactions	—	(658,594)	(15,527)	(8,934)	17,630

Increase (decrease) in net assets	(8,424)	(1,673,479)	(31,701)	(29,924)	15,990
Net assets at beginning of period	65,080	9,559,964	131,490	336,160	—
Net assets at end of period	$56,656	$7,886,485	$99,789	$306,236	$15,990

Beginning units	3,734	368,455	3,802	31,597	—
Units issued	—	36,951	6	350	1,687
Units redeemed	—	(63,264)	(529)	(1,219)	(25)
Ending units	3,734	342,142	3,279	30,728	1,662

 The accompanying Notes to Financial Statements are an integral part of this statement.

16

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	MFS VIT III Growth Allocation Portfolio Service Class	Morgan Stanley VIF Global Infrastructure Portfolio Class II	Neuberger Berman AMT US Equity Index PutWrite Strategy Portfolio Class S	PIMCO All Asset Portfolio Advisor Class	PIMCO Dynamic Bond Portfolio Advisor Class
For the Year Ended December 31, 2023
From operations:
Dividends	$3,274	$1,213	$—	$—	$337
Mortality and expense risk and administrative charges	(659)	(749)	(235)	—	(139)
Net investment income (loss)	2,615	464	(235)	—	198
Net realized gain (loss)	(342)	(9,771)	(558)	—	(2,366)
Capital gain distribution from mutual funds	12,461	7,536	—	—	—
Change in unrealized appreciation (depreciation) of investments	(7,723)	1,516	3,407	—	2,590
Increase (decrease) in net assets from operations	7,011	(255)	2,614	—	422

From contract transactions:
Payments received from contract owners	189,113	—	—	—	—
Payments for contract benefits or terminations	—	(43,208)	(16,477)	—	(10,090)
Transfers between sub-accounts (including fixed account), net	1,020	727	(1)	—	1
Contract maintenance charges	(838)	(8)	(3)	—	(2)
Increase (decrease) in net assets from contract transactions	189,295	(42,489)	(16,481)	—	(10,091)

Increase (decrease) in net assets	196,306	(42,744)	(13,867)	—	(9,669)
Net assets at beginning of period	—	65,108	23,146	—	14,630
Net assets at end of period	$196,306	$22,364	$9,279	$—	$4,961

Beginning units	—	5,541	2,115	—	1,451
Units issued	18,317	59	—	—	—
Units redeemed	(164)	(3,826)	(1,367)	—	(985)
Ending units	18,153	1,774	748	—	466

For the Year Ended December 31, 2022
From operations:
Dividends	$—	$1,821	$—	$710	$397
Mortality and expense risk and administrative charges	—	(1,022)	(336)	(166)	(211)
Net investment income (loss)	—	799	(336)	544	186
Net realized gain (loss)	—	(28)	40	(1,842)	(47)
Capital gain distribution from mutual funds	—	3,853	4,144	1,199	1,578
Change in unrealized appreciation (depreciation) of investments	—	(11,609)	(7,182)	(2,930)	(2,953)
Increase (decrease) in net assets from operations	—	(6,985)	(3,334)	(3,029)	(1,236)

From contract transactions:
Payments for contract benefits or terminations	—	(196)	(230)	(13,468)	(132)
Transfers between sub-accounts (including fixed account), net	—	(604)	2	1	—
Contract maintenance charges	—	(9)	(3)	—	(2)
Increase (decrease) in net assets from contract transactions	—	(809)	(231)	(13,467)	(134)

Increase (decrease) in net assets	—	(7,794)	(3,565)	(16,496)	(1,370)
Net assets at beginning of period	—	72,902	26,711	16,496	16,000
Net assets at end of period	$—	$65,108	$23,146	$—	$14,630

Beginning units	—	5,600	2,136	1,197	1,464
Units issued	—	25	—	—	—
Units redeemed	—	(84)	(21)	(1,197)	(13)
Ending units	—	5,541	2,115	—	1,451

 The accompanying Notes to Financial Statements are an integral part of this statement.

17

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	PIMCO Emerging Markets Bond Portfolio Advisor Class	PIMCO Total Return Portfolio Advisor Class	PVC Core Plus Bond Account Class 1	PVC Diversified International Account Class 1	PVC Equity Income Account Class 2
For the Year Ended December 31, 2023
From operations:
Dividends	$29,670	$796,011	$403	$279	$4,107
Mortality and expense risk and administrative charges	(6,557)	(295,871)	(242)	(353)	(3,765)
Net investment income (loss)	23,113	500,140	161	(74)	342
Net realized gain (loss)	(11,002)	(513,376)	(455)	2	16,276
Capital gain distribution from mutual funds	—	—	—	—	10,163
Change in unrealized appreciation (depreciation) of investments	37,076	1,080,705	777	3,204	(7,440)
Increase (decrease) in net assets from operations	49,187	1,067,469	483	3,132	19,341

From contract transactions:
Payments received from contract owners	87,134	3,992,444	—	—	—
Payments for contract benefits or terminations	(6,124)	(1,113,161)	(1,913)	—	(48,794)
Transfers between sub-accounts (including fixed account), net	28,839	3,275,162	(1)	—	—
Contract maintenance charges	(7,821)	(429,673)	—	—	(55)
Increase (decrease) in net assets from contract transactions	102,028	5,724,772	(1,914)	—	(48,849)

Increase (decrease) in net assets	151,215	6,792,241	(1,431)	3,132	(29,508)
Net assets at beginning of period	451,442	20,052,424	15,221	20,132	249,916
Net assets at end of period	$602,657	$26,844,665	$13,790	$23,264	$220,408

Beginning units	52,363	2,279,484	1,663	2,444	10,226
Units issued	15,079	917,164	—	—	—
Units redeemed	(3,728)	(275,497)	(208)	—	(1,960)
Ending units	63,714	2,921,151	1,455	2,444	8,266

For the Year Ended December 31, 2022
From operations:
Dividends	$19,626	$461,638	$518	$552	$4,603
Mortality and expense risk and administrative charges	(5,200)	(233,748)	(292)	(343)	(4,229)
Net investment income (loss)	14,426	227,890	226	209	374
Net realized gain (loss)	(14,576)	(444,506)	(309)	18	9,054
Capital gain distribution from mutual funds	—	—	196	1,963	29,639
Change in unrealized appreciation (depreciation) of investments	(73,125)	(2,812,270)	(3,190)	(7,636)	(76,433)
Increase (decrease) in net assets from operations	(73,275)	(3,028,886)	(3,077)	(5,446)	(37,366)

From contract transactions:
Payments received from contract owners	128,116	5,562,862	—	—	—
Payments for contract benefits or terminations	(17,638)	(480,086)	(2,249)	—	(19,845)
Transfers between sub-accounts (including fixed account), net	3,638	941,175	(1)	—	(1)
Contract maintenance charges	(6,550)	(349,943)	—	—	(66)
Increase (decrease) in net assets from contract transactions	107,566	5,674,008	(2,250)	—	(19,912)

Increase (decrease) in net assets	34,291	2,645,122	(5,327)	(5,446)	(57,278)
Net assets at beginning of period	417,151	17,407,302	20,548	25,578	307,194
Net assets at end of period	$451,442	$20,052,424	$15,221	$20,132	$249,916

Beginning units	39,908	1,672,554	1,895	2,444	11,050
Units issued	19,113	929,970	—	—	—
Units redeemed	(6,658)	(323,040)	(232)	—	(824)
Ending units	52,363	2,279,484	1,663	2,444	10,226

 The accompanying Notes to Financial Statements are an integral part of this statement.

18

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	PVC Government & High Quality Bond Account Class 1	PVC Large Cap Growth Account I Class 1	PVC MidCap Account Class 2	PVC Principal Capital Appreciation Account Class 2	PVC SAM Balanced Portfolio Class 2
For the Year Ended December 31, 2023
From operations:
Dividends	$7	$—	$—	$1,176	$74,814
Mortality and expense risk and administrative charges	(5)	(42)	(14,064)	(2,930)	(56,175)
Net investment income (loss)	2	(42)	(14,064)	(1,754)	18,639
Net realized gain (loss)	(1)	(40)	(358)	8,072	(66,503)
Capital gain distribution from mutual funds	—	139	21,393	11,653	148,864
Change in unrealized appreciation (depreciation) of investments	8	816	173,406	19,387	336,401
Increase (decrease) in net assets from operations	9	873	180,377	37,358	437,401

From contract transactions:
Payments for contract benefits or terminations	—	(398)	(6,389)	(18,986)	(251,224)
Transfers between sub-accounts (including fixed account), net	—	(1)	(1)	(1,045)	(522)
Contract maintenance charges	—	(3)	(806)	(96)	(12,125)
Adjustments to net assets allocated to contracts in payout period	—	—	—	—	(2,772)
Increase (decrease) in net assets from contract transactions	—	(402)	(7,196)	(20,127)	(266,643)

Increase (decrease) in net assets	9	471	173,181	17,231	170,758
Net assets at beginning of period	317	2,562	767,833	175,633	3,312,341
Net assets at end of period	$326	$3,033	$941,014	$192,864	$3,483,099

Beginning units	46	215	22,727	4,812	190,047
Units issued	—	—	—	5	1,562
Units redeemed	(1)	(31)	(200)	(522)	(16,089)
Ending units	45	184	22,527	4,295	175,520

For the Year Ended December 31, 2022
From operations:
Dividends	$5	$—	$—	$1,171	$79,966
Mortality and expense risk and administrative charges	(6)	(50)	(13,816)	(3,088)	(63,192)
Net investment income (loss)	(1)	(50)	(13,816)	(1,917)	16,774
Net realized gain (loss)	(1)	163	2,690	5,588	(41,277)
Capital gain distribution from mutual funds	—	347	86,367	22,880	497,803
Change in unrealized appreciation (depreciation) of investments	(47)	(2,057)	(328,503)	(66,657)	(1,282,351)
Increase (decrease) in net assets from operations	(49)	(1,597)	(253,262)	(40,106)	(809,051)

From contract transactions:
Payments for contract benefits or terminations	—	(933)	(17,719)	(11,053)	(658,713)
Transfers between sub-accounts (including fixed account), net	—	—	1	805	(101,466)
Contract maintenance charges	—	(3)	(806)	(82)	(13,346)
Adjustments to net assets allocated to contracts in payout period	—	—	—	—	2,533
Increase (decrease) in net assets from contract transactions	—	(936)	(18,524)	(10,330)	(770,992)

Increase (decrease) in net assets	(49)	(2,533)	(271,786)	(50,436)	(1,580,043)
Net assets at beginning of period	366	5,095	1,039,619	226,069	4,892,384
Net assets at end of period	$317	$2,562	$767,833	$175,633	$3,312,341

Beginning units	46	277	23,249	5,085	231,469
Units issued	—	—	—	33	336
Units redeemed	—	(62)	(522)	(306)	(41,758)
Ending units	46	215	22,727	4,812	190,047

 The accompanying Notes to Financial Statements are an integral part of this statement.

19

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	PVC SAM Conservative Balanced Portfolio Class 2	PVC SAM Conservative Growth Portfolio Class 2	PVC SAM Flexible Income Portfolio Class 2	PVC SAM Strategic Growth Portfolio Class 2	PVC Short-Term Income Account Class 1
For the Year Ended December 31, 2023
From operations:
Dividends	$728	$8,592	$2,229	$4,752	$478
Mortality and expense risk and administrative charges	(466)	(8,935)	(1,259)	(6,080)	(410)
Net investment income (loss)	262	(343)	970	(1,328)	68
Net realized gain (loss)	(27)	11,275	(1,592)	311	(75)
Capital gain distribution from mutual funds	197	28,976	—	14,711	—
Change in unrealized appreciation (depreciation) of investments	2,197	48,894	6,029	56,996	1,011
Increase (decrease) in net assets from operations	2,629	88,802	5,407	70,690	1,004

From contract transactions:
Payments for contract benefits or terminations	(2)	(82,283)	(4,702)	—	(1,920)
Transfers between sub-accounts (including fixed account), net	—	(1)	(1)	—	1,048
Contract maintenance charges	(30)	(252)	(10)	(428)	(27)
Adjustments to net assets allocated to contracts in payout period	—	—	(1,825)	—	—
Increase (decrease) in net assets from contract transactions	(32)	(82,536)	(6,538)	(428)	(899)

Increase (decrease) in net assets	2,597	6,266	(1,131)	70,262	105
Net assets at beginning of period	26,519	556,511	75,814	359,124	26,065
Net assets at end of period	$29,116	$562,777	$74,683	$429,386	$26,170

Beginning units	2,371	27,531	6,374	15,439	3,630
Units issued	—	—	—	—	171
Units redeemed	(3)	(3,763)	(513)	(17)	(303)
Ending units	2,368	23,768	5,861	15,422	3,498

For the Year Ended December 31, 2022
From operations:
Dividends	$623	$11,114	$2,143	$7,412	$308
Mortality and expense risk and administrative charges	(474)	(9,352)	(1,369)	(5,947)	(416)
Net investment income (loss)	149	1,762	774	1,465	(108)
Net realized gain (loss)	23	4,211	(189)	729	(24)
Capital gain distribution from mutual funds	2,637	65,408	6,362	41,186	38
Change in unrealized appreciation (depreciation) of investments	(7,911)	(205,648)	(20,515)	(134,552)	(1,304)
Increase (decrease) in net assets from operations	(5,102)	(134,267)	(13,568)	(91,172)	(1,398)

From contract transactions:
Payments for contract benefits or terminations	—	(10,870)	(4,928)	—	(407)
Transfers between sub-accounts (including fixed account), net	—	1	—	1	(803)
Contract maintenance charges	(30)	(274)	(10)	(428)	(27)
Adjustments to net assets allocated to contracts in payout period	—	—	1,645	—	—
Increase (decrease) in net assets from contract transactions	(30)	(11,143)	(3,293)	(427)	(1,237)

Increase (decrease) in net assets	(5,132)	(145,410)	(16,861)	(91,599)	(2,635)
Net assets at beginning of period	31,651	701,921	92,675	450,723	28,700
Net assets at end of period	$26,519	$556,511	$75,814	$359,124	$26,065

Beginning units	2,373	28,037	6,631	15,456	3,800
Units issued	—	—	126	—	56
Units redeemed	(2)	(506)	(383)	(17)	(226)
Ending units	2,371	27,531	6,374	15,439	3,630

 The accompanying Notes to Financial Statements are an integral part of this statement.

20

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	PVC SmallCap Account Class 2	SST SA Allocation Balanced Portfolio Class 3	SST SA Allocation Growth Portfolio Class 3	SST SA Allocation Moderate Growth Portfolio Class 3	SST SA Allocation Moderate Portfolio Class 3
For the Year Ended December 31, 2023
From operations:
Dividends	$4	$391,455	$612,875	$587,483	$439,867
Mortality and expense risk and administrative charges	(118)	(222,387)	(339,561)	(316,678)	(240,031)
Net investment income (loss)	(114)	169,068	273,314	270,805	199,836
Net realized gain (loss)	(34)	(319,606)	45,950	(376,081)	(292,577)
Capital gain distribution from mutual funds	—	929,452	2,514,671	1,976,789	1,337,350
Change in unrealized appreciation (depreciation) of investments	1,124	795,669	1,046,436	1,223,176	841,837
Increase (decrease) in net assets from operations	976	1,574,583	3,880,371	3,094,689	2,086,446

From contract transactions:
Payments received from contract owners	—	2,120,058	3,410,324	3,209,507	1,388,255
Payments for contract benefits or terminations	(191)	(1,094,464)	(773,572)	(1,690,531)	(888,824)
Transfers between sub-accounts (including fixed account), net	(1)	567,435	1,334,979	87,498	953,694
Contract maintenance charges	(2)	(259,598)	(475,549)	(422,365)	(268,225)
Increase (decrease) in net assets from contract transactions	(194)	1,333,431	3,496,182	1,184,109	1,184,900

Increase (decrease) in net assets	782	2,908,014	7,376,553	4,278,798	3,271,346
Net assets at beginning of period	7,325	15,146,385	22,883,622	22,005,598	16,621,287
Net assets at end of period	$8,107	$18,054,399	$30,260,175	$26,284,396	$19,892,633

Beginning units	454	922,390	1,141,337	1,183,327	930,338
Units issued	—	162,457	254,296	193,850	132,043
Units redeemed	(12)	(86,322)	(79,429)	(126,584)	(71,435)
Ending units	442	998,525	1,316,204	1,250,593	990,946

For the Year Ended December 31, 2022
From operations:
Dividends	$—	$428,531	$570,451	$655,340	$498,371
Mortality and expense risk and administrative charges	(124)	(208,905)	(275,664)	(287,440)	(227,711)
Net investment income (loss)	(124)	219,626	294,787	367,900	270,660
Net realized gain (loss)	75	(220,415)	48,866	(291,630)	(93,351)
Capital gain distribution from mutual funds	1,392	779,433	1,354,518	1,538,108	1,129,581
Change in unrealized appreciation (depreciation) of investments	(3,477)	(3,666,885)	(5,995,163)	(5,963,775)	(4,577,899)
Increase (decrease) in net assets from operations	(2,134)	(2,888,241)	(4,296,992)	(4,349,397)	(3,271,009)

From contract transactions:
Payments received from contract owners	—	1,791,215	6,638,335	5,377,659	2,477,131
Payments for contract benefits or terminations	(432)	(1,209,051)	(991,978)	(1,617,954)	(867,875)
Transfers between sub-accounts (including fixed account), net	1	523,824	906,513	(666,122)	456,113
Contract maintenance charges	(2)	(244,840)	(391,279)	(380,805)	(260,254)
Increase (decrease) in net assets from contract transactions	(433)	861,148	6,161,591	2,712,778	1,805,115

Increase (decrease) in net assets	(2,567)	(2,027,093)	1,864,599	(1,636,619)	(1,465,894)
Net assets at beginning of period	9,892	17,173,478	21,019,023	23,642,217	18,087,181
Net assets at end of period	$7,325	$15,146,385	$22,883,622	$22,005,598	$16,621,287

Beginning units	477	872,369	833,461	1,048,936	839,345
Units issued	—	151,281	396,674	329,430	160,267
Units redeemed	(23)	(101,260)	(88,798)	(195,039)	(69,274)
Ending units	454	922,390	1,141,337	1,183,327	930,338

 The accompanying Notes to Financial Statements are an integral part of this statement.

21

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SST SA American Century Inflation Protection Portfolio Class 3	SST SA Columbia Focused Value Portfolio Class 3	SST SA Multi- Managed Diversified Fixed Income Portfolio Class 3	SST SA Multi- Managed International Equity Portfolio Class 3	SST SA Multi- Managed Large Cap Growth Portfolio Class 3
For the Year Ended December 31, 2023
From operations:
Dividends	$1,078,073	$83	$2,099	$795	$—
Mortality and expense risk and administrative charges	(309,121)	(70)	(1,355)	(465)	(470)
Net investment income (loss)	768,952	13	744	330	(470)
Net realized gain (loss)	(327,104)	9	(6,239)	(7)	(3,877)
Capital gain distribution from mutual funds	—	396	—	116	150
Change in unrealized appreciation (depreciation) of investments	(52,459)	(149)	10,887	4,659	17,544
Increase (decrease) in net assets from operations	389,389	269	5,392	5,098	13,347

From contract transactions:
Payments received from contract owners	862,311	—	—	—	—
Payments for contract benefits or terminations	(2,011,492)	—	(41,914)	—	—
Transfers between sub-accounts (including fixed account), net	1,991,013	(1)	6,751	(102)	(7,779)
Contract maintenance charges	(416,138)	—	—	—	—
Increase (decrease) in net assets from contract transactions	425,694	(1)	(35,163)	(102)	(7,779)

Increase (decrease) in net assets	815,083	268	(29,771)	4,996	5,568
Net assets at beginning of period	22,109,688	6,417	131,061	35,251	39,866
Net assets at end of period	$22,924,771	$6,685	$101,290	$40,247	$45,434

Beginning units	1,980,049	332	13,784	3,060	2,220
Units issued	337,003	—	719	52	48
Units redeemed	(303,631)	—	(4,285)	(58)	(401)
Ending units	2,013,421	332	10,218	3,054	1,867

For the Year Ended December 31, 2022
From operations:
Dividends	$530,839	$98	$2,544	$662	$—
Mortality and expense risk and administrative charges	(316,370)	(70)	(1,640)	(450)	(679)
Net investment income (loss)	214,469	28	904	212	(679)
Net realized gain (loss)	81,169	14	(1,601)	(70)	(7,700)
Capital gain distribution from mutual funds	341,766	690	—	2,522	7,353
Change in unrealized appreciation (depreciation) of investments	(3,693,363)	(937)	(23,426)	(9,931)	(30,256)
Increase (decrease) in net assets from operations	(3,055,959)	(205)	(24,123)	(7,267)	(31,282)

From contract transactions:
Payments received from contract owners	2,454,209	—	—	—	—
Payments for contract benefits or terminations	(1,823,106)	—	(3,296)	—	(17,951)
Transfers between sub-accounts (including fixed account), net	353,586	1	298	226	11,714
Contract maintenance charges	(420,598)	—	—	—	—
Increase (decrease) in net assets from contract transactions	564,091	1	(2,998)	226	(6,237)

Increase (decrease) in net assets	(2,491,868)	(204)	(27,121)	(7,041)	(37,519)
Net assets at beginning of period	24,601,556	6,621	158,182	42,292	77,385
Net assets at end of period	$22,109,688	$6,417	$131,061	$35,251	$39,866

Beginning units	1,939,086	332	14,062	3,025	2,713
Units issued	599,667	—	892	213	611
Units redeemed	(558,704)	—	(1,170)	(178)	(1,104)
Ending units	1,980,049	332	13,784	3,060	2,220

 The accompanying Notes to Financial Statements are an integral part of this statement.

22

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SST SA Multi- Managed Mid Cap Growth Portfolio Class 3	SST SA Multi- Managed Mid Cap Value Portfolio Class 3	SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3	SAST SA AB Growth Portfolio Class 1	SAST SA AB Growth Portfolio Class 3
For the Year Ended December 31, 2023
From operations:
Dividends	$—	$55	$136,214	$—	$—
Mortality and expense risk and administrative charges	(74)	(61)	(109,266)	(282,294)	(479,342)
Net investment income (loss)	(74)	(6)	26,948	(282,294)	(479,342)
Net realized gain (loss)	(50)	(5)	(50,107)	309,704	192,308
Capital gain distribution from mutual funds	—	440	—	1,407,913	2,710,860
Change in unrealized appreciation (depreciation) of investments	1,347	249	1,503,212	3,868,171	7,222,956
Increase (decrease) in net assets from operations	1,223	678	1,480,053	5,303,494	9,646,782

From contract transactions:
Payments received from contract owners	—	—	957,304	57,778	2,974,876
Payments for contract benefits or terminations	—	—	(418,131)	(1,282,189)	(3,180,467)
Transfers between sub-accounts (including fixed account), net	—	—	(204,959)	(167,750)	(2,220,985)
Contract maintenance charges	—	—	(158,318)	(3,290)	(366,137)
Increase (decrease) in net assets from contract transactions	—	—	175,896	(1,395,451)	(2,792,713)

Increase (decrease) in net assets	1,223	678	1,655,949	3,908,043	6,854,069
Net assets at beginning of period	6,203	5,340	7,726,966	16,716,898	30,254,235
Net assets at end of period	$7,426	$6,018	$9,382,915	$20,624,941	$37,108,304

Beginning units	337	337	558,274	173,625	565,244
Units issued	—	—	72,456	1,104	91,997
Units redeemed	—	—	(61,133)	(16,802)	(103,492)
Ending units	337	337	569,597	157,927	553,749

For the Year Ended December 31, 2022
From operations:
Dividends	$—	$29	$90,265	$—	$—
Mortality and expense risk and administrative charges	(73)	(60)	(99,647)	(293,102)	(456,712)
Net investment income (loss)	(73)	(31)	(9,382)	(293,102)	(456,712)
Net realized gain (loss)	(16)	4	37,180	737,152	787,124
Capital gain distribution from mutual funds	2,093	783	1,341,105	2,947,746	5,403,553
Change in unrealized appreciation (depreciation) of investments	(4,633)	(1,349)	(2,975,978)	(11,024,647)	(17,526,316)
Increase (decrease) in net assets from operations	(2,629)	(593)	(1,607,075)	(7,632,851)	(11,792,351)

From contract transactions:
Payments received from contract owners	—	—	1,308,481	17,138	4,749,061
Payments for contract benefits or terminations	—	—	(290,391)	(1,483,768)	(2,396,954)
Transfers between sub-accounts (including fixed account), net	—	—	223,810	(404,808)	1,942,981
Contract maintenance charges	—	—	(153,136)	(3,639)	(305,763)
Adjustments to net assets allocated to contracts in payout period	—	—	—	78,458	—
Increase (decrease) in net assets from contract transactions	—	—	1,088,764	(1,796,619)	3,989,325

Increase (decrease) in net assets	(2,629)	(593)	(518,311)	(9,429,470)	(7,803,026)
Net assets at beginning of period	8,832	5,933	8,245,277	26,146,368	38,057,261
Net assets at end of period	$6,203	$5,340	$7,726,966	$16,716,898	$30,254,235

Beginning units	337	337	485,603	185,707	469,511
Units issued	—	—	135,629	4,538	163,224
Units redeemed	—	—	(62,958)	(16,620)	(67,491)
Ending units	337	337	558,274	173,625	565,244

 The accompanying Notes to Financial Statements are an integral part of this statement.

23

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA AB Small & Mid Cap Value Portfolio Class 3	SAST SA American Funds Asset Allocation Portfolio Class 3	SAST SA American Funds Global Growth Portfolio Class 3	SAST SA American Funds Growth Portfolio Class 3	SAST SA American Funds Growth- Income Portfolio Class 3
For the Year Ended December 31, 2023
From operations:
Dividends	$143,925	$3,097,751	$133,564	$665,489	$544,188
Mortality and expense risk and administrative charges	(309,250)	(1,606,644)	(275,336)	(644,319)	(334,435)
Net investment income (loss)	(165,325)	1,491,107	(141,772)	21,170	209,753
Net realized gain (loss)	(868,321)	680,558	119,873	132,256	237,311
Capital gain distribution from mutual funds	1,921,843	12,513,283	2,541,299	5,482,940	2,020,041
Change in unrealized appreciation (depreciation) of investments	2,172,526	26,246	1,082,209	8,786,128	2,776,892
Increase (decrease) in net assets from operations	3,060,723	14,711,194	3,601,609	14,422,494	5,243,997

From contract transactions:
Payments received from contract owners	848,710	5,570,976	691,700	5,448,054	1,554,364
Payments for contract benefits or terminations	(1,863,003)	(6,824,398)	(1,934,564)	(4,315,963)	(1,963,865)
Transfers between sub-accounts (including fixed account), net	(323,438)	441,597	(681,976)	(1,278,141)	21,374
Contract maintenance charges	(246,445)	(2,179,033)	(261,334)	(638,766)	(269,022)
Adjustments to net assets allocated to contracts in payout period	—	—	(8)	41	12
Increase (decrease) in net assets from contract transactions	(1,584,176)	(2,990,858)	(2,186,182)	(784,775)	(657,137)

Increase (decrease) in net assets	1,476,547	11,720,336	1,415,427	13,637,719	4,586,860
Net assets at beginning of period	20,476,203	119,657,070	18,117,198	38,965,533	21,781,054
Net assets at end of period	$21,952,750	$131,377,406	$19,532,625	$52,603,252	$26,367,914

Beginning units	682,189	5,515,313	672,171	1,141,543	818,722
Units issued	80,476	457,414	52,816	235,401	96,005
Units redeemed	(123,998)	(587,099)	(125,247)	(247,484)	(118,160)
Ending units	638,667	5,385,628	599,740	1,129,460	796,567

For the Year Ended December 31, 2022
From operations:
Dividends	$180,389	$2,243,632	$—	$205,427	$202,021
Mortality and expense risk and administrative charges	(319,363)	(1,574,966)	(282,308)	(525,960)	(318,975)
Net investment income (loss)	(138,974)	668,666	(282,308)	(320,533)	(116,954)
Net realized gain (loss)	(174,432)	825,790	(360,655)	638,868	(79,274)
Capital gain distribution from mutual funds	5,546,116	4,212,608	120,943	5,425,102	692,061
Change in unrealized appreciation (depreciation) of investments	(9,478,067)	(25,393,011)	(5,785,447)	(19,744,397)	(5,126,000)
Increase (decrease) in net assets from operations	(4,245,357)	(19,685,947)	(6,307,467)	(14,000,960)	(4,630,167)

From contract transactions:
Payments received from contract owners	2,052,248	15,815,863	1,306,827	8,631,515	3,093,662
Payments for contract benefits or terminations	(2,009,233)	(6,494,970)	(1,630,261)	(2,284,549)	(1,812,105)
Transfers between sub-accounts (including fixed account), net	243,783	1,700,679	1,295,157	5,309,213	(60,222)
Contract maintenance charges	(245,516)	(2,180,330)	(271,117)	(508,510)	(242,138)
Increase (decrease) in net assets from contract transactions	41,065	8,841,242	700,606	11,147,669	979,197

Increase (decrease) in net assets	(4,204,292)	(10,844,705)	(5,606,861)	(2,853,291)	(3,650,970)
Net assets at beginning of period	24,680,495	130,501,775	23,724,059	41,818,824	25,432,024
Net assets at end of period	$20,476,203	$119,657,070	$18,117,198	$38,965,533	$21,781,054

Beginning units	672,177	5,133,811	651,980	848,099	788,901
Units issued	113,649	893,222	145,094	415,336	157,344
Units redeemed	(103,637)	(511,720)	(124,903)	(121,892)	(127,523)
Ending units	682,189	5,515,313	672,171	1,141,543	818,722

 The accompanying Notes to Financial Statements are an integral part of this statement.

24

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA American Funds VCP Managed Allocation Portfolio Class 3	SAST SA BlackRock Multi- Factor 70/30 Portfolio Class 3	SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	SAST SA DFA Ultra Short Bond Portfolio Class 1	SAST SA DFA Ultra Short Bond Portfolio Class 3
For the Year Ended December 31, 2023
From operations:
Dividends	$3,298,478	$132,817	$491,250	$10,625	$196,787
Mortality and expense risk and administrative charges	(2,502,287)	(87,405)	(953,992)	(13,803)	(276,915)
Net investment income (loss)	796,191	45,412	(462,742)	(3,178)	(80,128)
Net realized gain (loss)	3,236,580	(174,218)	(1,486,461)	(1,863)	(55,747)
Capital gain distribution from mutual funds	6,237,067	—	—	—	—
Change in unrealized appreciation (depreciation) of investments	14,059,422	881,754	9,016,943	32,870	736,063
Increase (decrease) in net assets from operations	24,329,260	752,948	7,067,740	27,829	600,188

From contract transactions:
Payments received from contract owners	4,609,850	1,499,411	3,022,014	566	1,244,851
Payments for contract benefits or terminations	(15,452,259)	(138,895)	(6,217,755)	(74,003)	(2,293,660)
Transfers between sub-accounts (including fixed account), net	(201,561)	(376,046)	662,124	41,283	3,936,789
Contract maintenance charges	(3,614,339)	(123,867)	(1,360,317)	(562)	(345,646)
Increase (decrease) in net assets from contract transactions	(14,658,309)	860,603	(3,893,934)	(32,716)	2,542,334

Increase (decrease) in net assets	9,670,951	1,613,551	3,173,806	(4,887)	3,142,522
Net assets at beginning of period	181,156,486	5,592,262	69,392,712	937,198	18,833,795
Net assets at end of period	$190,827,437	$7,205,813	$72,566,518	$932,311	$21,976,317

Beginning units	11,848,995	566,841	6,345,855	83,459	2,212,383
Units issued	749,170	199,086	545,318	22,907	910,140
Units redeemed	(1,652,697)	(112,005)	(888,563)	(25,857)	(624,746)
Ending units	10,945,468	653,922	6,002,610	80,509	2,497,777

For the Year Ended December 31, 2022
From operations:
Dividends	$1,887,068	$95,058	$—	$—	$—
Mortality and expense risk and administrative charges	(2,644,643)	(59,763)	(1,020,791)	(13,744)	(249,216)
Net investment income (loss)	(757,575)	35,295	(1,020,791)	(13,744)	(249,216)
Net realized gain (loss)	2,869,567	(50,167)	(1,092,463)	(4,823)	(222,038)
Capital gain distribution from mutual funds	6,651,003	55,535	5,005	—	—
Change in unrealized appreciation (depreciation) of investments	(50,312,092)	(809,020)	(14,352,794)	(8,848)	(107,648)
Increase (decrease) in net assets from operations	(41,549,097)	(768,357)	(16,461,043)	(27,415)	(578,902)

From contract transactions:
Payments received from contract owners	7,705,178	2,540,596	3,548,155	840	2,752,730
Payments for contract benefits or terminations	(12,889,801)	(108,143)	(4,344,761)	(81,494)	(1,637,608)
Transfers between sub-accounts (including fixed account), net	4,006,795	68,025	(153,348)	203,855	520,798
Contract maintenance charges	(3,850,910)	(83,693)	(1,466,643)	(746)	(309,949)
Adjustments to net assets allocated to contracts in payout period	—	—	—	3	(12)
Increase (decrease) in net assets from contract transactions	(5,028,738)	2,416,785	(2,416,597)	122,458	1,325,959

Increase (decrease) in net assets	(46,577,835)	1,648,428	(18,877,640)	95,043	747,057
Net assets at beginning of period	227,734,321	3,943,834	88,270,352	842,155	18,086,738
Net assets at end of period	$181,156,486	$5,592,262	$69,392,712	$937,198	$18,833,795

Beginning units	12,177,018	331,206	6,553,109	72,732	2,051,558
Units issued	1,045,375	280,314	417,275	24,626	968,138
Units redeemed	(1,373,398)	(44,679)	(624,529)	(13,899)	(807,313)
Ending units	11,848,995	566,841	6,345,855	83,459	2,212,383

 The accompanying Notes to Financial Statements are an integral part of this statement.

25

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA Emerging Markets Equity Index Portfolio Class 3	SAST SA Federated Hermes Corporate Bond Portfolio Class 1	SAST SA Federated Hermes Corporate Bond Portfolio Class 3	SAST SA Fidelity Institutional AM® International Growth Portfolio Class 3	SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1
For the Year Ended December 31, 2023
From operations:
Dividends	$32,774	$39,252	$1,911,966	$4,105	$13,926
Mortality and expense risk and administrative charges	(17,105)	(16,525)	(753,453)	(27,444)	(10,451)
Net investment income (loss)	15,669	22,727	1,158,513	(23,339)	3,475
Net realized gain (loss)	(30,638)	(19,751)	(1,283,328)	(114,695)	(39,709)
Capital gain distribution from mutual funds	—	—	—	—	35,972
Change in unrealized appreciation (depreciation) of investments	104,645	66,093	3,457,697	627,897	79,906
Increase (decrease) in net assets from operations	89,676	69,069	3,332,882	489,863	79,644

From contract transactions:
Payments received from contract owners	85,459	123	3,756,569	249,725	—
Payments for contract benefits or terminations	(27,602)	(110,862)	(4,502,047)	(66,147)	(26,159)
Transfers between sub-accounts (including fixed account), net	99,533	50,732	5,760,061	5,829	(103,365)
Contract maintenance charges	(20,249)	(253)	(920,691)	(37,783)	(146)
Increase (decrease) in net assets from contract transactions	137,141	(60,260)	4,093,892	151,624	(129,670)

Increase (decrease) in net assets	226,817	8,809	7,426,774	641,487	(50,026)
Net assets at beginning of period	1,193,803	1,115,789	52,067,831	1,775,043	729,714
Net assets at end of period	$1,420,620	$1,124,598	$59,494,605	$2,416,530	$679,688

Beginning units	139,298	36,672	2,876,328	165,929	17,670
Units issued	28,344	1,950	642,598	47,663	121
Units redeemed	(13,305)	(3,895)	(414,597)	(33,647)	(3,135)
Ending units	154,337	34,727	3,104,329	179,945	14,656

For the Year Ended December 31, 2022
From operations:
Dividends	$21,071	$45,964	$1,923,365	$—	$8,287
Mortality and expense risk and administrative charges	(15,358)	(19,984)	(756,887)	(22,517)	(13,162)
Net investment income (loss)	5,713	25,980	1,166,478	(22,517)	(4,875)
Net realized gain (loss)	(7,597)	(36,653)	(1,132,414)	(103,118)	(7,390)
Capital gain distribution from mutual funds	—	4,249	191,677	189,993	70,516
Change in unrealized appreciation (depreciation) of investments	(280,294)	(238,455)	(10,122,652)	(631,858)	(355,167)
Increase (decrease) in net assets from operations	(282,178)	(244,879)	(9,896,911)	(567,500)	(296,916)

From contract transactions:
Payments received from contract owners	222,011	213	5,663,527	499,581	—
Payments for contract benefits or terminations	(42,699)	(202,608)	(4,242,144)	(19,228)	(26,762)
Transfers between sub-accounts (including fixed account), net	26,764	(36,272)	(1,717,379)	62,985	(18,205)
Contract maintenance charges	(17,731)	(289)	(925,733)	(30,275)	(177)
Adjustments to net assets allocated to contracts in payout period	—	(2)	—	—	—
Increase (decrease) in net assets from contract transactions	188,345	(238,958)	(1,221,729)	513,063	(45,144)

Increase (decrease) in net assets	(93,833)	(483,837)	(11,118,640)	(54,437)	(342,060)
Net assets at beginning of period	1,287,636	1,599,626	63,186,471	1,829,480	1,071,774
Net assets at end of period	$1,193,803	$1,115,789	$52,067,831	$1,775,043	$729,714

Beginning units	117,856	44,390	2,928,721	123,772	18,674
Units issued	42,908	759	534,520	70,233	992
Units redeemed	(21,466)	(8,477)	(586,913)	(28,076)	(1,996)
Ending units	139,298	36,672	2,876,328	165,929	17,670
 The accompanying Notes to Financial Statements are an integral part of this statement.

26

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	SAST SA Fixed Income Index Portfolio Class 3	SAST SA Fixed Income Intermediate Index Portfolio Class 3	SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 1	SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 3
For the Year Ended December 31, 2023
From operations:
Dividends	$176,520	$197,838	$115,460	$303,997	$432,203
Mortality and expense risk and administrative charges	(128,632)	(119,197)	(88,552)	(188,601)	(281,988)
Net investment income (loss)	47,888	78,641	26,908	115,396	150,215
Net realized gain (loss)	(263,534)	(158,637)	(75,602)	(289,816)	(337,049)
Capital gain distribution from mutual funds	518,548	—	—	1,216,389	1,951,256
Change in unrealized appreciation (depreciation) of investments	746,914	429,208	296,202	(344,519)	(684,480)
Increase (decrease) in net assets from operations	1,049,816	349,212	247,508	697,450	1,079,942

From contract transactions:
Payments received from contract owners	350,906	334,768	1,663,584	1,640	1,096,624
Payments for contract benefits or terminations	(800,417)	(303,821)	(225,070)	(840,426)	(2,226,487)
Transfers between sub-accounts (including fixed account), net	(221,185)	1,474,178	777,550	(135,627)	(57,640)
Contract maintenance charges	(104,530)	(151,558)	(109,689)	(2,330)	(182,832)
Adjustments to net assets allocated to contracts in payout period	7	—	—	—	—
Increase (decrease) in net assets from contract transactions	(775,219)	1,353,567	2,106,375	(976,743)	(1,370,335)

Increase (decrease) in net assets	274,597	1,702,779	2,353,883	(279,293)	(290,393)
Net assets at beginning of period	8,512,762	8,210,158	5,843,815	12,992,823	19,996,829
Net assets at end of period	$8,787,359	$9,912,937	$8,197,698	$12,713,530	$19,706,436

Beginning units	446,444	881,489	615,089	138,278	556,652
Units issued	61,187	260,394	293,987	699	90,619
Units redeemed	(95,588)	(120,603)	(76,466)	(11,035)	(118,594)
Ending units	412,043	1,021,280	832,610	127,942	528,677

For the Year Ended December 31, 2022
From operations:
Dividends	$63,067	$133,281	$64,644	$231,910	$312,136
Mortality and expense risk and administrative charges	(133,618)	(98,517)	(69,540)	(202,005)	(304,258)
Net investment income (loss)	(70,551)	34,764	(4,896)	29,905	7,878
Net realized gain (loss)	92,735	(161,512)	(48,215)	(153,048)	481,372
Capital gain distribution from mutual funds	772,712	21,066	1,510	2,208,619	3,550,841
Change in unrealized appreciation (depreciation) of investments	(3,824,094)	(1,037,320)	(413,788)	(2,502,371)	(4,678,712)
Increase (decrease) in net assets from operations	(3,029,198)	(1,143,002)	(465,389)	(416,895)	(638,621)

From contract transactions:
Payments received from contract owners	767,608	1,442,971	1,182,306	1,680	1,907,748
Payments for contract benefits or terminations	(796,722)	(376,134)	(182,366)	(838,440)	(1,844,949)
Transfers between sub-accounts (including fixed account), net	983,490	788,232	441,123	(295,522)	(1,493,852)
Contract maintenance charges	(102,237)	(130,861)	(83,549)	(2,483)	(179,761)
Adjustments to net assets allocated to contracts in payout period	—	—	—	(52)	—
Increase (decrease) in net assets from contract transactions	852,139	1,724,208	1,357,514	(1,134,817)	(1,610,814)

Increase (decrease) in net assets	(2,177,059)	581,206	892,125	(1,551,712)	(2,249,435)
Net assets at beginning of period	10,689,821	7,628,952	4,951,690	14,544,535	22,246,264
Net assets at end of period	$8,512,762	$8,210,158	$5,843,815	$12,992,823	$19,996,829

Beginning units	387,052	702,251	476,389	150,434	571,457
Units issued	126,204	305,272	230,144	566	113,110
Units redeemed	(66,812)	(126,034)	(91,444)	(12,722)	(127,915)
Ending units	446,444	881,489	615,089	138,278	556,652

 The accompanying Notes to Financial Statements are an integral part of this statement.

27

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA Franklin Small Company Value Portfolio Class 3	SAST SA Franklin Systematic U.S. Large Cap Core Portfolio Class 3	SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 1	SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 3	SAST SA Franklin Tactical Opportunities Portfolio Class 3
For the Year Ended December 31, 2023
From operations:
Dividends	$31,641	$9,404	$18,645	$203,010	$111,414
Mortality and expense risk and administrative charges	(180,262)	(9,105)	(15,835)	(180,722)	(89,476)
Net investment income (loss)	(148,621)	299	2,810	22,288	21,938
Net realized gain (loss)	(539,619)	1,437	(25,532)	(746,496)	44,244
Capital gain distribution from mutual funds	936,862	66,240	—	—	9,603
Change in unrealized appreciation (depreciation) of investments	1,077,267	56,880	90,149	1,599,443	855,607
Increase (decrease) in net assets from operations	1,325,889	124,856	67,427	875,235	931,392

From contract transactions:
Payments received from contract owners	496,127	81,690	—	343,748	1,825,466
Payments for contract benefits or terminations	(980,204)	(22,887)	(37,259)	(955,452)	(221,726)
Transfers between sub-accounts (including fixed account), net	752,538	10,104	59,227	(216,588)	(339,361)
Contract maintenance charges	(128,412)	(11,356)	(152)	(167,151)	(123,510)
Increase (decrease) in net assets from contract transactions	140,049	57,551	21,816	(995,443)	1,140,869

Increase (decrease) in net assets	1,465,938	182,407	89,243	(120,208)	2,072,261
Net assets at beginning of period	11,464,076	607,949	991,880	13,319,703	5,816,389
Net assets at end of period	$12,930,014	$790,356	$1,081,123	$13,199,495	$7,888,650

Beginning units	505,866	49,035	22,547	368,131	508,396
Units issued	88,346	9,849	1,909	40,045	192,279
Units redeemed	(81,438)	(5,573)	(1,433)	(67,978)	(95,727)
Ending units	512,774	53,311	23,023	340,198	604,948

For the Year Ended December 31, 2022
From operations:
Dividends	$49,911	$11,285	$19,228	$233,155	$62,234
Mortality and expense risk and administrative charges	(167,191)	(7,944)	(15,289)	(189,788)	(67,700)
Net investment income (loss)	(117,280)	3,341	3,939	43,367	(5,466)
Net realized gain (loss)	(272,140)	6,079	(4,770)	(258,005)	20,147
Capital gain distribution from mutual funds	2,554,658	78,974	232,767	3,289,878	266,802
Change in unrealized appreciation (depreciation) of investments	(3,622,132)	(172,685)	(325,485)	(4,445,312)	(1,046,852)
Increase (decrease) in net assets from operations	(1,456,894)	(84,291)	(93,549)	(1,370,072)	(765,369)

From contract transactions:
Payments received from contract owners	941,172	162,589	—	771,665	1,877,639
Payments for contract benefits or terminations	(746,008)	(12,942)	(90,718)	(745,492)	(136,310)
Transfers between sub-accounts (including fixed account), net	624,574	46,477	107,851	(391,445)	143,583
Contract maintenance charges	(128,940)	(10,675)	(173)	(175,894)	(97,479)
Increase (decrease) in net assets from contract transactions	690,798	185,449	16,960	(541,166)	1,787,433

Increase (decrease) in net assets	(766,096)	101,158	(76,589)	(1,911,238)	1,022,064
Net assets at beginning of period	12,230,172	506,791	1,068,469	15,230,941	4,794,325
Net assets at end of period	$11,464,076	$607,949	$991,880	$13,319,703	$5,816,389

Beginning units	478,849	34,930	22,080	382,344	356,288
Units issued	106,501	25,606	4,477	53,546	190,698
Units redeemed	(79,484)	(11,501)	(4,010)	(67,759)	(38,590)
Ending units	505,866	49,035	22,547	368,131	508,396

 The accompanying Notes to Financial Statements are an integral part of this statement.

28

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA Global Index Allocation 60/40 Portfolio Class 3	SAST SA Global Index Allocation 75/25 Portfolio Class 3	SAST SA Global Index Allocation 90/10 Portfolio Class 3	SAST SA Goldman Sachs Global Bond Portfolio Class 1	SAST SA Goldman Sachs Global Bond Portfolio Class 3
For the Year Ended December 31, 2023
From operations:
Dividends	$172,476	$125,165	$409,217	$—	$—
Mortality and expense risk and administrative charges	(146,779)	(100,078)	(301,594)	(6,428)	(275,511)
Net investment income (loss)	25,697	25,087	107,623	(6,428)	(275,511)
Net realized gain (loss)	58,895	82,213	520,546	(20,123)	(629,971)
Capital gain distribution from mutual funds	346,424	295,255	862,967	—	—
Change in unrealized appreciation (depreciation) of investments	858,899	669,374	2,156,584	36,768	1,410,380
Increase (decrease) in net assets from operations	1,289,915	1,071,929	3,647,720	10,217	504,898

From contract transactions:
Payments received from contract owners	425,034	1,066,043	1,119,783	142	746,250
Payments for contract benefits or terminations	(493,109)	(230,094)	(1,681,302)	(81,815)	(1,665,598)
Transfers between sub-accounts (including fixed account), net	345,182	366,381	296,695	20,090	1,572,210
Contract maintenance charges	(208,432)	(145,013)	(465,758)	(97)	(365,358)
Increase (decrease) in net assets from contract transactions	68,675	1,057,317	(730,582)	(61,680)	287,504

Increase (decrease) in net assets	1,358,590	2,129,246	2,917,138	(51,463)	792,402
Net assets at beginning of period	10,702,202	7,110,277	22,565,995	455,459	19,752,615
Net assets at end of period	$12,060,792	$9,239,523	$25,483,133	$403,996	$20,545,017

Beginning units	978,909	636,991	1,990,376	24,680	1,869,631
Units issued	77,376	151,689	157,071	1,110	302,782
Units redeemed	(72,211)	(63,815)	(216,027)	(4,476)	(278,508)
Ending units	984,074	724,865	1,931,420	21,314	1,893,905

For the Year Ended December 31, 2022
From operations:
Dividends	$4,856	$8,318	$298,097	$—	$—
Mortality and expense risk and administrative charges	(135,551)	(90,886)	(287,290)	(7,813)	(294,933)
Net investment income (loss)	(130,695)	(82,568)	10,807	(7,813)	(294,933)
Net realized gain (loss)	65,482	75,977	262,863	(10,743)	(406,472)
Capital gain distribution from mutual funds	102,966	90,129	418,278	—	—
Change in unrealized appreciation (depreciation) of investments	(1,765,710)	(1,415,156)	(5,072,698)	(104,969)	(4,366,777)
Increase (decrease) in net assets from operations	(1,727,957)	(1,331,618)	(4,380,750)	(123,525)	(5,068,182)

From contract transactions:
Payments received from contract owners	2,445,676	1,106,190	3,025,014	6,011	1,065,405
Payments for contract benefits or terminations	(477,318)	(303,810)	(780,024)	(60,805)	(1,816,267)
Transfers between sub-accounts (including fixed account), net	296,089	235,014	(4,724)	(1,766)	835,448
Contract maintenance charges	(198,723)	(142,130)	(465,898)	(107)	(391,365)
Adjustments to net assets allocated to contracts in payout period	—	—	—	202	—
Increase (decrease) in net assets from contract transactions	2,065,724	895,264	1,774,368	(56,465)	(306,779)

Increase (decrease) in net assets	337,767	(436,354)	(2,606,382)	(179,990)	(5,374,961)
Net assets at beginning of period	10,364,435	7,546,631	25,172,377	635,449	25,127,576
Net assets at end of period	$10,702,202	$7,110,277	$22,565,995	$455,459	$19,752,615

Beginning units	801,141	564,025	1,834,393	27,493	1,886,352
Units issued	267,463	122,867	324,425	746	263,226
Units redeemed	(89,695)	(49,901)	(168,442)	(3,559)	(279,947)
Ending units	978,909	636,991	1,990,376	24,680	1,869,631

 The accompanying Notes to Financial Statements are an integral part of this statement.

29

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	SAST SA Index Allocation 60/40 Portfolio Class 3	SAST SA Index Allocation 80/20 Portfolio Class 3	SAST SA Index Allocation 90/10 Portfolio Class 3	SAST SA International Index Portfolio Class 3
For the Year Ended December 31, 2023
From operations:
Dividends	$73,759	$393,794	$1,088,710	$1,908,034	$52,843
Mortality and expense risk and administrative charges	(101,729)	(358,205)	(892,628)	(1,488,902)	(25,244)
Net investment income (loss)	(27,970)	35,589	196,082	419,132	27,599
Net realized gain (loss)	(20,226)	323,221	971,883	1,939,003	11,653
Capital gain distribution from mutual funds	—	1,149,270	3,430,055	5,835,234	—
Change in unrealized appreciation (depreciation) of investments	1,117,548	1,968,800	6,268,597	11,636,694	248,373
Increase (decrease) in net assets from operations	1,069,352	3,476,880	10,866,617	19,830,063	287,625

From contract transactions:
Payments received from contract owners	1,027,004	1,789,319	5,142,840	14,191,882	297,544
Payments for contract benefits or terminations	(255,801)	(1,560,568)	(2,862,568)	(5,323,980)	(14,559)
Transfers between sub-accounts (including fixed account), net	(33,529)	8,757	146,813	1,126,986	331,273
Contract maintenance charges	(126,194)	(476,451)	(1,253,999)	(2,099,521)	(26,745)
Increase (decrease) in net assets from contract transactions	611,480	(238,943)	1,173,086	7,895,367	587,513

Increase (decrease) in net assets	1,680,832	3,237,937	12,039,703	27,725,430	875,138
Net assets at beginning of period	6,816,618	26,034,234	63,907,003	102,186,280	1,573,684
Net assets at end of period	$8,497,450	$29,272,171	$75,946,706	$129,911,710	$2,448,822

Beginning units	611,058	2,040,143	4,617,545	7,150,247	155,147
Units issued	97,777	179,229	407,148	1,205,028	62,481
Units redeemed	(46,171)	(197,996)	(328,245)	(686,895)	(9,206)
Ending units	662,664	2,021,376	4,696,448	7,668,380	208,422

For the Year Ended December 31, 2022
From operations:
Dividends	$—	$351,968	$931,465	$1,511,433	$40,184
Mortality and expense risk and administrative charges	(81,339)	(356,845)	(823,663)	(1,308,764)	(18,221)
Net investment income (loss)	(81,339)	(4,877)	107,802	202,669	21,963
Net realized gain (loss)	4,340	361,258	753,337	1,383,642	727
Capital gain distribution from mutual funds	360,797	939,730	2,120,627	2,977,648	4,502
Change in unrealized appreciation (depreciation) of investments	(1,378,846)	(6,126,542)	(15,194,134)	(25,026,068)	(245,392)
Increase (decrease) in net assets from operations	(1,095,048)	(4,830,431)	(12,212,368)	(20,462,109)	(218,200)

From contract transactions:
Payments received from contract owners	2,089,189	2,879,007	10,431,063	16,160,320	469,625
Payments for contract benefits or terminations	(161,752)	(1,105,659)	(2,945,303)	(3,954,357)	(14,027)
Transfers between sub-accounts (including fixed account), net	299,987	284,591	1,850,886	1,511,403	(45,988)
Contract maintenance charges	(105,963)	(478,273)	(1,231,670)	(1,981,943)	(18,439)
Increase (decrease) in net assets from contract transactions	2,121,461	1,579,666	8,104,976	11,735,423	391,171

Increase (decrease) in net assets	1,026,413	(3,250,765)	(4,107,392)	(8,726,686)	172,971
Net assets at beginning of period	5,790,205	29,284,999	68,014,395	110,912,966	1,400,713
Net assets at end of period	$6,816,618	$26,034,234	$63,907,003	$102,186,280	$1,573,684

Beginning units	428,586	1,926,448	4,066,731	6,367,813	116,270
Units issued	211,578	321,654	862,000	1,310,137	59,853
Units redeemed	(29,106)	(207,959)	(311,186)	(527,703)	(20,976)
Ending units	611,058	2,040,143	4,617,545	7,150,247	155,147

 The accompanying Notes to Financial Statements are an integral part of this statement.

30

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA Invesco Growth Opportunities Portfolio Class 1	SAST SA Invesco Growth Opportunities Portfolio Class 3	SAST SA Janus Focused Growth Portfolio Class 1	SAST SA Janus Focused Growth Portfolio Class 3	SAST SA JPMorgan Diversified Balanced Portfolio Class 1
For the Year Ended December 31, 2023
From operations:
Dividends	$—	$—	$—	$—	$53,348
Mortality and expense risk and administrative charges	(3,318)	(127,161)	(13,039)	(125,477)	(53,336)
Net investment income (loss)	(3,318)	(127,161)	(13,039)	(125,477)	12
Net realized gain (loss)	(14,314)	(896,249)	80,135	(743,617)	(87,192)
Change in unrealized appreciation (depreciation) of investments	37,684	1,954,958	222,872	3,740,185	544,631
Increase (decrease) in net assets from operations	20,052	931,548	289,968	2,871,091	457,451

From contract transactions:
Payments received from contract owners	—	423,165	—	1,050,396	—
Payments for contract benefits or terminations	(19,649)	(568,678)	(168,628)	(691,428)	(434,870)
Transfers between sub-accounts (including fixed account), net	91,591	96,608	23,263	(964,402)	(139,174)
Contract maintenance charges	(52)	(129,302)	(382)	(109,453)	(938)
Increase (decrease) in net assets from contract transactions	71,890	(178,207)	(145,747)	(714,887)	(574,982)

Increase (decrease) in net assets	91,942	753,341	144,221	2,156,204	(117,531)
Net assets at beginning of period	182,658	8,565,179	812,062	8,126,707	3,639,650
Net assets at end of period	$274,600	$9,318,520	$956,283	$10,282,911	$3,522,119

Beginning units	12,767	391,003	24,187	274,469	117,041
Units issued	5,905	44,210	2,046	48,438	509
Units redeemed	(1,351)	(56,032)	(5,504)	(70,385)	(17,935)
Ending units	17,321	379,181	20,729	252,522	99,615

For the Year Ended December 31, 2022
From operations:
Dividends	$—	$—	$—	$—	$44,881
Mortality and expense risk and administrative charges	(3,330)	(123,889)	(13,368)	(122,179)	(60,882)
Net investment income (loss)	(3,330)	(123,889)	(13,368)	(122,179)	(16,001)
Net realized gain (loss)	(10,754)	(220,213)	63,915	180,569	9,967
Capital gain distribution from mutual funds	47,901	2,460,391	191,228	1,978,694	510,522
Change in unrealized appreciation (depreciation) of investments	(157,018)	(6,268,644)	(687,995)	(5,909,521)	(1,318,333)
Increase (decrease) in net assets from operations	(123,201)	(4,152,355)	(446,220)	(3,872,437)	(813,845)

From contract transactions:
Payments received from contract owners	—	687,639	—	659,793	—
Payments for contract benefits or terminations	(43,133)	(611,218)	(110,475)	(1,215,812)	(257,829)
Transfers between sub-accounts (including fixed account), net	(5,331)	2,156,568	(4)	1,867,141	(103,148)
Contract maintenance charges	(59)	(123,427)	(371)	(95,423)	(1,022)
Increase (decrease) in net assets from contract transactions	(48,523)	2,109,562	(110,850)	1,215,699	(361,999)

Increase (decrease) in net assets	(171,724)	(2,042,793)	(557,070)	(2,656,738)	(1,175,844)
Net assets at beginning of period	354,382	10,607,972	1,369,132	10,783,445	4,815,494
Net assets at end of period	$182,658	$8,565,179	$812,062	$8,126,707	$3,639,650

Beginning units	15,768	315,571	26,726	239,123	128,178
Units issued	36	129,788	—	96,722	101
Units redeemed	(3,037)	(54,356)	(2,539)	(61,376)	(11,238)
Ending units	12,767	391,003	24,187	274,469	117,041

 The accompanying Notes to Financial Statements are an integral part of this statement.

31

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA JPMorgan Diversified Balanced Portfolio Class 3	SAST SA JPMorgan Emerging Markets Portfolio Class 1	SAST SA JPMorgan Emerging Markets Portfolio Class 3	SAST SA JPMorgan Equity- Income Portfolio Class 1	SAST SA JPMorgan Equity- Income Portfolio Class 3
For the Year Ended December 31, 2023
From operations:
Dividends	$288,524	$29,931	$265,312	$127,481	$465,977
Mortality and expense risk and administrative charges	(284,679)	(12,013)	(101,896)	(80,411)	(266,818)
Net investment income (loss)	3,845	17,918	163,416	47,070	199,159
Net realized gain (loss)	(657,206)	14,729	(54,600)	106,814	42,587
Capital gain distribution from mutual funds	—	—	—	474,795	1,916,652
Change in unrealized appreciation (depreciation) of investments	3,387,115	32,032	461,560	(479,099)	(1,495,750)
Increase (decrease) in net assets from operations	2,733,754	64,679	570,376	149,580	662,648

From contract transactions:
Payments received from contract owners	753,972	—	174,335	865	1,601,648
Payments for contract benefits or terminations	(1,856,297)	(63,573)	(568,482)	(669,894)	(1,461,108)
Transfers between sub-accounts (including fixed account), net	159,000	(2,211)	641,591	(27,048)	2,180,149
Contract maintenance charges	(306,313)	(189)	(83,026)	(1,065)	(258,044)
Increase (decrease) in net assets from contract transactions	(1,249,638)	(65,973)	164,418	(697,142)	2,062,645

Increase (decrease) in net assets	1,484,116	(1,294)	734,794	(547,562)	2,725,293
Net assets at beginning of period	20,809,857	779,386	6,696,607	5,771,535	18,670,559
Net assets at end of period	$22,293,973	$778,092	$7,431,401	$5,223,973	$21,395,852

Beginning units	1,030,012	43,554	543,338	66,830	626,655
Units issued	81,163	275	81,464	346	146,587
Units redeemed	(138,310)	(3,802)	(65,687)	(8,510)	(68,682)
Ending units	972,865	40,027	559,115	58,666	704,560

For the Year Ended December 31, 2022
From operations:
Dividends	$207,482	$25,527	$193,823	$111,818	$325,973
Mortality and expense risk and administrative charges	(296,501)	(13,900)	(105,325)	(90,823)	(250,399)
Net investment income (loss)	(89,019)	11,627	88,498	20,995	75,574
Net realized gain (loss)	(172,525)	60,467	39,034	304,003	401,733
Capital gain distribution from mutual funds	2,938,028	7,227	61,207	649,470	2,157,814
Change in unrealized appreciation (depreciation) of investments	(7,014,900)	(378,428)	(2,499,359)	(1,219,920)	(3,255,613)
Increase (decrease) in net assets from operations	(4,338,416)	(299,107)	(2,310,620)	(245,452)	(620,492)

From contract transactions:
Payments received from contract owners	1,675,852	—	364,718	21,757	3,039,997
Payments for contract benefits or terminations	(1,914,917)	(143,324)	(500,026)	(510,415)	(1,285,012)
Transfers between sub-accounts (including fixed account), net	558,537	(31,992)	547,645	(214,316)	(569,203)
Contract maintenance charges	(322,668)	(185)	(81,428)	(1,311)	(237,744)
Adjustments to net assets allocated to contracts in payout period	—	(1)	—	335	—
Increase (decrease) in net assets from contract transactions	(3,196)	(175,502)	330,909	(703,950)	948,038

Increase (decrease) in net assets	(4,341,612)	(474,609)	(1,979,711)	(949,402)	327,546
Net assets at beginning of period	25,151,469	1,253,995	8,676,318	6,720,937	18,343,013
Net assets at end of period	$20,809,857	$779,386	$6,696,607	$5,771,535	$18,670,559

Beginning units	1,022,473	51,455	508,785	75,243	590,658
Units issued	146,255	504	114,199	1,490	188,626
Units redeemed	(138,716)	(8,405)	(79,646)	(9,903)	(152,629)
Ending units	1,030,012	43,554	543,338	66,830	626,655

 The accompanying Notes to Financial Statements are an integral part of this statement.

32

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA JPMorgan Global Equities Portfolio Class 1	SAST SA JPMorgan Global Equities Portfolio Class 3	SAST SA JPMorgan Large Cap Core Portfolio Class 1	SAST SA JPMorgan Large Cap Core Portfolio Class 3	SAST SA JPMorgan MFS Core Bond Portfolio Class 1
For the Year Ended December 31, 2023
From operations:
Dividends	$13,146	$38,319	$10,385	$44,554	$16,967
Mortality and expense risk and administrative charges	(14,062)	(41,956)	(19,922)	(113,286)	(9,125)
Net investment income (loss)	(916)	(3,637)	(9,537)	(68,732)	7,842
Net realized gain (loss)	5,035	(9,803)	90,622	(224,029)	(10,159)
Capital gain distribution from mutual funds	29,763	103,326	43,121	273,257	—
Change in unrealized appreciation (depreciation) of investments	151,845	506,365	175,126	1,928,329	31,326
Increase (decrease) in net assets from operations	185,727	596,251	299,332	1,908,825	29,009

From contract transactions:
Payments received from contract owners	—	469,652	—	850,740	—
Payments for contract benefits or terminations	(203,698)	(265,741)	(153,398)	(550,502)	(46,452)
Transfers between sub-accounts (including fixed account), net	(36,145)	153,618	64,166	408,186	(21,561)
Contract maintenance charges	(201)	(38,391)	(236)	(98,589)	(91)
Increase (decrease) in net assets from contract transactions	(240,044)	319,138	(89,468)	609,835	(68,104)

Increase (decrease) in net assets	(54,317)	915,389	209,864	2,518,660	(39,095)
Net assets at beginning of period	990,606	2,717,387	1,267,975	7,489,838	636,479
Net assets at end of period	$936,289	$3,632,776	$1,477,839	$10,008,498	$597,384

Beginning units	25,817	137,328	25,464	274,434	22,930
Units issued	26	40,012	1,761	60,750	558
Units redeemed	(5,837)	(23,731)	(3,588)	(40,757)	(2,980)
Ending units	20,006	153,609	23,637	294,427	20,508

For the Year Ended December 31, 2022
From operations:
Dividends	$18,222	$42,633	$13,292	$57,121	$16,978
Mortality and expense risk and administrative charges	(16,104)	(38,190)	(20,689)	(101,632)	(11,027)
Net investment income (loss)	2,118	4,443	(7,397)	(44,511)	5,951
Net realized gain (loss)	36,903	34,563	69,788	65,307	(9,399)
Capital gain distribution from mutual funds	178,229	488,755	305,942	1,827,645	—
Change in unrealized appreciation (depreciation) of investments	(434,328)	(1,044,863)	(719,633)	(3,605,831)	(117,767)
Increase (decrease) in net assets from operations	(217,078)	(517,102)	(351,300)	(1,757,390)	(121,215)

From contract transactions:
Payments received from contract owners	8,390	442,299	9,750	1,790,001	—
Payments for contract benefits or terminations	(66,168)	(172,523)	(82,064)	(434,044)	(111,545)
Transfers between sub-accounts (including fixed account), net	(45,690)	(91,128)	(1,090)	362,160	(15,159)
Contract maintenance charges	(189)	(31,603)	(252)	(79,551)	(117)
Adjustments to net assets allocated to contracts in payout period	—	—	109	—	56
Increase (decrease) in net assets from contract transactions	(103,657)	147,045	(73,547)	1,638,566	(126,765)

Increase (decrease) in net assets	(320,735)	(370,057)	(424,847)	(118,824)	(247,980)
Net assets at beginning of period	1,311,341	3,087,444	1,692,822	7,608,662	884,459
Net assets at end of period	$990,606	$2,717,387	$1,267,975	$7,489,838	$636,479

Beginning units	28,336	126,304	26,723	217,284	27,261
Units issued	332	31,463	360	97,065	1,415
Units redeemed	(2,851)	(20,439)	(1,619)	(39,915)	(5,746)
Ending units	25,817	137,328	25,464	274,434	22,930

 The accompanying Notes to Financial Statements are an integral part of this statement.

33

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA JPMorgan MFS Core Bond Portfolio Class 3	SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	SAST SA Large Cap Growth Index Portfolio Class 3	SAST SA Large Cap Index Portfolio Class 3
For the Year Ended December 31, 2023
From operations:
Dividends	$1,403,189	$—	$—	$13,801	$109,093
Mortality and expense risk and administrative charges	(721,027)	(54,967)	(320,722)	(54,244)	(102,809)
Net investment income (loss)	682,162	(54,967)	(320,722)	(40,443)	6,284
Net realized gain (loss)	(873,337)	(7,455)	(1,659,221)	(77,978)	126,653
Capital gain distribution from mutual funds	—	—	—	106,373	368,369
Change in unrealized appreciation (depreciation) of investments	2,667,694	777,678	6,450,583	1,037,983	1,296,820
Increase (decrease) in net assets from operations	2,476,519	715,256	4,470,640	1,025,935	1,798,126

From contract transactions:
Payments received from contract owners	2,218,999	5,178	828,579	919,843	705,406
Payments for contract benefits or terminations	(4,845,901)	(137,240)	(1,919,004)	(343,860)	(141,448)
Transfers between sub-accounts (including fixed account), net	3,609,620	(240,920)	1,691,633	(285,888)	818,504
Contract maintenance charges	(884,320)	(638)	(281,303)	(73,368)	(99,838)
Increase (decrease) in net assets from contract transactions	98,398	(373,620)	319,905	216,727	1,282,624

Increase (decrease) in net assets	2,574,917	341,636	4,790,545	1,242,662	3,080,750
Net assets at beginning of period	50,914,508	3,461,784	20,643,287	3,556,738	6,935,419
Net assets at end of period	$53,489,425	$3,803,420	$25,433,832	$4,799,400	$10,016,169

Beginning units	3,616,789	92,854	568,068	246,018	461,696
Units issued	497,542	384	92,022	67,199	113,016
Units redeemed	(490,406)	(9,255)	(84,401)	(52,756)	(37,400)
Ending units	3,623,925	83,983	575,689	260,461	537,312

For the Year Ended December 31, 2022
From operations:
Dividends	$1,129,951	$—	$—	$8,872	$79,864
Mortality and expense risk and administrative charges	(756,581)	(56,548)	(296,349)	(39,408)	(84,833)
Net investment income (loss)	373,370	(56,548)	(296,349)	(30,536)	(4,969)
Net realized gain (loss)	(669,835)	52,890	18,073	56,099	117,245
Capital gain distribution from mutual funds	—	871,011	5,788,403	515,439	420,382
Change in unrealized appreciation (depreciation) of investments	(8,654,821)	(2,241,713)	(12,997,550)	(1,598,979)	(2,044,562)
Increase (decrease) in net assets from operations	(8,951,286)	(1,374,360)	(7,487,423)	(1,057,977)	(1,511,904)

From contract transactions:
Payments received from contract owners	3,902,975	5,398	1,671,927	1,426,406	1,162,077
Payments for contract benefits or terminations	(4,577,565)	(212,251)	(1,467,059)	(127,126)	(233,142)
Transfers between sub-accounts (including fixed account), net	(1,074,704)	78,450	2,307,568	390,343	321,282
Contract maintenance charges	(934,678)	(685)	(272,352)	(52,314)	(79,392)
Adjustments to net assets allocated to contracts in payout period	188	—	—	—	—
Increase (decrease) in net assets from contract transactions	(2,683,784)	(129,088)	2,240,084	1,637,309	1,170,825

Increase (decrease) in net assets	(11,635,070)	(1,503,448)	(5,247,339)	579,332	(341,079)
Net assets at beginning of period	62,549,578	4,965,232	25,890,626	2,977,406	7,276,498
Net assets at end of period	$50,914,508	$3,461,784	$20,643,287	$3,556,738	$6,935,419

Beginning units	3,775,350	95,667	512,817	142,723	389,653
Units issued	591,787	5,452	142,942	123,584	116,451
Units redeemed	(750,348)	(8,265)	(87,691)	(20,289)	(44,408)
Ending units	3,616,789	92,854	568,068	246,018	461,696

 The accompanying Notes to Financial Statements are an integral part of this statement.

34

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA Large Cap Value Index Portfolio Class 3	SAST SA MFS Blue Chip Growth Portfolio Class 1	SAST SA MFS Blue Chip Growth Portfolio Class 3	SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	SAST SA MFS Massachusetts Investors Trust Portfolio Class 3
For the Year Ended December 31, 2023
From operations:
Dividends	$83,001	$4,455	$33,720	$21,165	$75,190
Mortality and expense risk and administrative charges	(73,258)	(11,179)	(157,965)	(36,938)	(180,330)
Net investment income (loss)	9,743	(6,724)	(124,245)	(15,773)	(105,140)
Net realized gain (loss)	10,985	451	(291,253)	1,669	(50,819)
Capital gain distribution from mutual funds	502,252	14,904	201,696	206,695	1,063,911
Change in unrealized appreciation (depreciation) of investments	552,471	218,000	4,041,580	198,540	1,102,034
Increase (decrease) in net assets from operations	1,075,451	226,631	3,827,778	391,131	2,009,986

From contract transactions:
Payments received from contract owners	663,205	763	766,205	—	146,012
Payments for contract benefits or terminations	(140,595)	(2,889)	(1,102,932)	(154,187)	(1,516,531)
Transfers between sub-accounts (including fixed account), net	(392,105)	218,788	(819,898)	(6,037)	(217,283)
Contract maintenance charges	(94,962)	(56)	(125,240)	(331)	(154,956)
Increase (decrease) in net assets from contract transactions	35,543	216,606	(1,281,865)	(160,555)	(1,742,758)

Increase (decrease) in net assets	1,110,994	443,237	2,545,913	230,576	267,228
Net assets at beginning of period	5,014,529	528,121	10,133,974	2,347,165	12,498,156
Net assets at end of period	$6,125,523	$971,358	$12,679,887	$2,577,741	$12,765,384

Beginning units	366,341	29,958	385,632	34,828	362,150
Units issued	69,556	11,380	40,632	545	15,542
Units redeemed	(62,753)	(1,685)	(84,556)	(2,754)	(62,046)
Ending units	373,144	39,653	341,708	32,619	315,646

For the Year Ended December 31, 2022
From operations:
Dividends	$86,470	$—	$—	$29,517	$118,060
Mortality and expense risk and administrative charges	(56,989)	(9,456)	(141,718)	(39,160)	(195,246)
Net investment income (loss)	29,481	(9,456)	(141,718)	(9,643)	(77,186)
Net realized gain (loss)	119,253	8,914	187,987	66,033	317,348
Capital gain distribution from mutual funds	398,556	119,793	2,249,463	512,259	2,760,958
Change in unrealized appreciation (depreciation) of investments	(801,266)	(363,963)	(6,091,486)	(1,112,411)	(5,815,284)
Increase (decrease) in net assets from operations	(253,976)	(244,712)	(3,795,754)	(543,762)	(2,814,164)

From contract transactions:
Payments received from contract owners	1,553,228	1,425	1,869,795	—	236,985
Payments for contract benefits or terminations	(166,594)	(19,746)	(736,752)	(237,025)	(1,281,238)
Transfers between sub-accounts (including fixed account), net	251,452	(17,203)	1,409,086	(62,516)	344,730
Contract maintenance charges	(75,724)	(122)	(103,147)	(443)	(167,592)
Adjustments to net assets allocated to contracts in payout period	—	—	—	10	—
Increase (decrease) in net assets from contract transactions	1,562,362	(35,646)	2,438,982	(299,974)	(867,115)

Increase (decrease) in net assets	1,308,386	(280,358)	(1,356,772)	(843,736)	(3,681,279)
Net assets at beginning of period	3,706,143	808,479	11,490,746	3,190,901	16,179,435
Net assets at end of period	$5,014,529	$528,121	$10,133,974	$2,347,165	$12,498,156

Beginning units	251,900	31,704	315,297	39,020	385,040
Units issued	181,994	612	118,257	6	31,852
Units redeemed	(67,553)	(2,358)	(47,922)	(4,198)	(54,742)
Ending units	366,341	29,958	385,632	34,828	362,150

 The accompanying Notes to Financial Statements are an integral part of this statement.

35

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA MFS Total Return Portfolio Class 1	SAST SA MFS Total Return Portfolio Class 3	SAST SA Mid Cap Index Portfolio Class 3	SAST SA Morgan Stanley International Equities Portfolio Class 1	SAST SA Morgan Stanley International Equities Portfolio Class 3
For the Year Ended December 31, 2023
From operations:
Dividends	$56,610	$251,454	$59,759	$16,187	$78,687
Mortality and expense risk and administrative charges	(43,311)	(196,449)	(67,879)	(16,308)	(88,595)
Net investment income (loss)	13,299	55,005	(8,120)	(121)	(9,908)
Net realized gain (loss)	9,032	(170,499)	140,837	(135)	(55,669)
Capital gain distribution from mutual funds	97,084	496,148	144,674	—	—
Change in unrealized appreciation (depreciation) of investments	122,821	831,364	476,549	147,415	899,257
Increase (decrease) in net assets from operations	242,236	1,212,018	753,940	147,159	833,680

From contract transactions:
Payments received from contract owners	—	1,288,593	722,015	520	170,912
Payments for contract benefits or terminations	(153,446)	(1,104,651)	(306,330)	(68,240)	(672,335)
Transfers between sub-accounts (including fixed account), net	32,936	(19,909)	373,165	212	184,634
Contract maintenance charges	(845)	(194,415)	(92,484)	(156)	(50,901)
Adjustments to net assets allocated to contracts in payout period	—	(4)	—	—	—
Increase (decrease) in net assets from contract transactions	(121,355)	(30,386)	696,366	(67,664)	(367,690)

Increase (decrease) in net assets	120,881	1,181,632	1,450,306	79,495	465,990
Net assets at beginning of period	2,872,238	14,130,029	4,650,198	1,016,389	5,732,614
Net assets at end of period	$2,993,119	$15,311,661	$6,100,504	$1,095,884	$6,198,604

Beginning units	53,691	620,769	356,189	64,398	441,607
Units issued	819	107,268	89,787	960	50,945
Units redeemed	(3,025)	(104,296)	(37,158)	(4,879)	(73,399)
Ending units	51,485	623,741	408,818	60,479	419,153

For the Year Ended December 31, 2022
From operations:
Dividends	$48,246	$185,278	$33,586	$29,914	$156,856
Mortality and expense risk and administrative charges	(47,020)	(198,429)	(52,723)	(16,540)	(90,451)
Net investment income (loss)	1,226	(13,151)	(19,137)	13,374	66,405
Net realized gain (loss)	91,677	(13,725)	76,438	4,677	(61,816)
Capital gain distribution from mutual funds	278,515	1,289,189	324,031	113,136	663,866
Change in unrealized appreciation (depreciation) of investments	(768,423)	(3,144,354)	(979,212)	(328,945)	(1,748,737)
Increase (decrease) in net assets from operations	(397,005)	(1,882,041)	(597,880)	(197,758)	(1,080,282)

From contract transactions:
Payments received from contract owners	—	787,350	1,672,446	540	364,575
Payments for contract benefits or terminations	(319,678)	(1,096,103)	(53,426)	(167,380)	(617,386)
Transfers between sub-accounts (including fixed account), net	(82,299)	696,448	(78,959)	(34,377)	(235,505)
Contract maintenance charges	(858)	(195,496)	(72,828)	(199)	(47,125)
Adjustments to net assets allocated to contracts in payout period	191	—	—	—	—
Increase (decrease) in net assets from contract transactions	(402,644)	192,199	1,467,233	(201,416)	(535,441)

Increase (decrease) in net assets	(799,649)	(1,689,842)	869,353	(399,174)	(1,615,723)
Net assets at beginning of period	3,671,887	15,819,871	3,780,845	1,415,563	7,348,337
Net assets at end of period	$2,872,238	$14,130,029	$4,650,198	$1,016,389	$5,732,614

Beginning units	61,081	603,654	246,966	75,987	473,895
Units issued	148	165,797	144,793	888	66,390
Units redeemed	(7,538)	(148,682)	(35,570)	(12,477)	(98,678)
Ending units	53,691	620,769	356,189	64,398	441,607

 The accompanying Notes to Financial Statements are an integral part of this statement.

36

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA PIMCO RAE International Value Portfolio Class 3	SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3	SAST SA PineBridge High- Yield Bond Portfolio Class 1	SAST SA PineBridge High- Yield Bond Portfolio Class 3	SAST SA Putnam International Growth and Income Portfolio Class 1
For the Year Ended December 31, 2023
From operations:
Dividends	$597,202	$3,884,056	$67,739	$453,904	$41,408
Mortality and expense risk and administrative charges	(220,178)	(1,308,294)	(16,256)	(98,473)	(24,205)
Net investment income (loss)	377,024	2,575,762	51,483	355,431	17,203
Net realized gain (loss)	(386,120)	(2,662,041)	(11,888)	(123,421)	4,606
Change in unrealized appreciation (depreciation) of investments	2,149,730	9,436,285	104,148	721,286	239,004
Increase (decrease) in net assets from operations	2,140,634	9,350,006	143,743	953,296	260,813

From contract transactions:
Payments received from contract owners	149,196	904,943	—	624,847	570
Payments for contract benefits or terminations	(1,642,022)	(9,221,984)	(43,007)	(532,724)	(53,999)
Transfers between sub-accounts (including fixed account), net	(230,590)	457,465	(26,422)	731,292	(8,708)
Contract maintenance charges	(182,143)	(1,873,713)	(275)	(67,756)	(292)
Adjustments to net assets allocated to contracts in payout period	(13)	—	—	(1)	—
Increase (decrease) in net assets from contract transactions	(1,905,572)	(9,733,289)	(69,704)	755,658	(62,429)

Increase (decrease) in net assets	235,062	(383,283)	74,039	1,708,954	198,384
Net assets at beginning of period	14,702,933	96,469,845	1,041,943	6,607,136	1,496,094
Net assets at end of period	$14,937,995	$96,086,562	$1,115,982	$8,316,090	$1,694,478

Beginning units	1,222,736	7,468,257	29,947	358,597	79,994
Units issued	48,392	287,947	828	91,642	222
Units redeemed	(200,365)	(1,010,000)	(2,742)	(51,409)	(3,236)
Ending units	1,070,763	6,746,204	28,033	398,830	76,980

For the Year Ended December 31, 2022
From operations:
Dividends	$636,674	$—	$62,838	$378,211	$24,233
Mortality and expense risk and administrative charges	(243,915)	(1,477,718)	(17,215)	(98,829)	(21,387)
Net investment income (loss)	392,759	(1,477,718)	45,623	279,382	2,846
Net realized gain (loss)	(736,642)	(1,745,340)	(8,364)	(182,983)	(3,776)
Capital gain distribution from mutual funds	821,521	251,892	—	—	67,391
Change in unrealized appreciation (depreciation) of investments	(2,213,456)	(20,596,873)	(182,833)	(1,008,954)	(204,764)
Increase (decrease) in net assets from operations	(1,735,818)	(23,568,039)	(145,574)	(912,555)	(138,303)

From contract transactions:
Payments received from contract owners	260,043	2,018,002	—	353,053	590
Payments for contract benefits or terminations	(1,720,286)	(8,291,363)	(46,525)	(675,456)	(87,658)
Transfers between sub-accounts (including fixed account), net	(1,120,302)	427,632	(74,802)	(292,563)	126,209
Contract maintenance charges	(206,653)	(2,113,442)	(307)	(65,374)	(293)
Adjustments to net assets allocated to contracts in payout period	—	—	—	—	52
Increase (decrease) in net assets from contract transactions	(2,787,198)	(7,959,171)	(121,634)	(680,340)	38,900

Increase (decrease) in net assets	(4,523,016)	(31,527,210)	(267,208)	(1,592,895)	(99,403)
Net assets at beginning of period	19,225,949	127,997,055	1,309,151	8,200,031	1,595,497
Net assets at end of period	$14,702,933	$96,469,845	$1,041,943	$6,607,136	$1,496,094

Beginning units	1,440,934	8,049,940	33,421	393,208	78,400
Units issued	116,374	497,145	643	37,004	10,720
Units redeemed	(334,572)	(1,078,828)	(4,117)	(71,615)	(9,126)
Ending units	1,222,736	7,468,257	29,947	358,597	79,994

 The accompanying Notes to Financial Statements are an integral part of this statement.

37

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA Putnam International Growth and Income Portfolio Class 3	SAST SA Schroders VCP Global Allocation Portfolio Class 3	SAST SA Small Cap Index Portfolio Class 3	SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3	SAST SA T. Rowe Price VCP Balanced Portfolio Class 3
For the Year Ended December 31, 2023
From operations:
Dividends	$123,866	$637,973	$42,973	$443,908	$2,104,287
Mortality and expense risk and administrative charges	(80,147)	(684,075)	(67,297)	(597,495)	(1,738,093)
Net investment income (loss)	43,719	(46,102)	(24,324)	(153,587)	366,194
Net realized gain (loss)	107,047	(1,222,223)	61,899	571,342	(1,599,941)
Capital gain distribution from mutual funds	—	—	25,229	379,978	—
Change in unrealized appreciation (depreciation) of investments	721,538	7,806,668	693,689	6,866,575	19,106,049
Increase (decrease) in net assets from operations	872,304	6,538,343	756,493	7,664,308	17,872,302

From contract transactions:
Payments received from contract owners	131,064	586,506	727,039	5,651,096	2,766,309
Payments for contract benefits or terminations	(449,839)	(4,180,139)	(323,834)	(1,960,178)	(10,723,791)
Transfers between sub-accounts (including fixed account), net	518,122	(255,304)	117,568	2,870,335	(2,470,213)
Contract maintenance charges	(45,004)	(980,143)	(89,837)	(801,300)	(2,461,746)
Increase (decrease) in net assets from contract transactions	154,343	(4,829,080)	430,936	5,759,953	(12,889,441)

Increase (decrease) in net assets	1,026,647	1,709,263	1,187,429	13,424,261	4,982,861
Net assets at beginning of period	5,110,435	50,010,975	4,585,440	39,994,111	127,706,735
Net assets at end of period	$6,137,082	$51,720,238	$5,772,869	$53,418,372	$132,689,596

Beginning units	368,620	4,455,359	410,052	3,192,958	9,780,463
Units issued	77,055	156,028	114,216	763,701	425,801
Units redeemed	(52,547)	(558,545)	(73,641)	(328,980)	(1,350,685)
Ending units	393,128	4,052,842	450,627	3,627,679	8,855,579

For the Year Ended December 31, 2022
From operations:
Dividends	$81,925	$378,741	$23,904	$143,987	$1,111,052
Mortality and expense risk and administrative charges	(80,175)	(744,208)	(52,887)	(481,947)	(1,850,786)
Net investment income (loss)	1,750	(365,467)	(28,983)	(337,960)	(739,734)
Net realized gain (loss)	79,060	(227,186)	30,677	562,928	647,439
Capital gain distribution from mutual funds	272,703	7,337,435	454,308	2,853,161	17,379,048
Change in unrealized appreciation (depreciation) of investments	(837,765)	(19,519,192)	(1,441,502)	(11,113,243)	(49,388,721)
Increase (decrease) in net assets from operations	(484,252)	(12,774,410)	(985,500)	(8,035,114)	(32,101,968)

From contract transactions:
Payments received from contract owners	358,640	1,302,453	1,345,222	6,836,657	5,613,085
Payments for contract benefits or terminations	(313,763)	(3,688,792)	(77,553)	(1,298,716)	(8,476,107)
Transfers between sub-accounts (including fixed account), net	(439,765)	136,924	300,103	3,456,530	3,652,922
Contract maintenance charges	(41,199)	(1,082,130)	(68,810)	(725,652)	(2,659,658)
Increase (decrease) in net assets from contract transactions	(436,087)	(3,331,545)	1,498,962	8,268,819	(1,869,758)

Increase (decrease) in net assets	(920,339)	(16,105,955)	513,462	233,705	(33,971,726)
Net assets at beginning of period	6,030,774	66,116,930	4,071,978	39,760,406	161,678,461
Net assets at end of period	$5,110,435	$50,010,975	$4,585,440	$39,994,111	$127,706,735

Beginning units	388,845	4,731,245	284,081	2,558,932	9,898,489
Units issued	74,373	274,252	151,337	879,336	915,511
Units redeemed	(94,598)	(550,138)	(25,366)	(245,310)	(1,033,537)
Ending units	368,620	4,455,359	410,052	3,192,958	9,780,463
 The accompanying Notes to Financial Statements are an integral part of this statement.

38

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA VCP Dynamic Allocation Portfolio Class 3	SAST SA VCP Dynamic Strategy Portfolio Class 3	SAST SA VCP Index Allocation Portfolio Class 3	SAST SA Wellington Capital Appreciation Portfolio Class 1	SAST SA Wellington Capital Appreciation Portfolio Class 3
For the Year Ended December 31, 2023
From operations:
Dividends	$15,184,640	$13,052,347	$864,686	$—	$—
Mortality and expense risk and administrative charges	(9,878,491)	(7,527,162)	(811,141)	(158,932)	(814,080)
Net investment income (loss)	5,306,149	5,525,185	53,545	(158,932)	(814,080)
Net realized gain (loss)	(20,321,959)	(7,380,024)	237,465	(505,635)	(16,951,425)
Capital gain distribution from mutual funds	30,845,856	46,017,080	812,772	—	—
Change in unrealized appreciation (depreciation) of investments	63,229,584	9,139,663	7,191,525	3,996,402	36,716,434
Increase (decrease) in net assets from operations	79,059,630	53,301,904	8,295,307	3,331,835	18,950,929

From contract transactions:
Payments received from contract owners	8,800,135	4,322,297	4,478,571	1,369	5,564,105
Payments for contract benefits or terminations	(67,358,113)	(53,673,429)	(2,982,466)	(385,192)	(3,688,602)
Transfers between sub-accounts (including fixed account), net	(3,049,289)	1,565,610	1,031,470	(419,688)	(3,040,568)
Contract maintenance charges	(14,481,980)	(10,979,263)	(1,188,633)	(1,318)	(815,960)
Adjustments to net assets allocated to contracts in payout period	—	—	—	—	(21)
Increase (decrease) in net assets from contract transactions	(76,089,247)	(58,764,785)	1,338,942	(804,829)	(1,981,046)

Increase (decrease) in net assets	2,970,383	(5,462,881)	9,634,249	2,527,006	16,969,883
Net assets at beginning of period	706,960,724	544,507,285	56,377,538	9,179,523	51,373,383
Net assets at end of period	$709,931,107	$539,044,404	$66,011,787	$11,706,529	$68,343,266

Beginning units	46,333,105	36,287,867	4,993,771	52,947	1,086,426
Units issued	1,065,040	872,779	607,964	589	238,707
Units redeemed	(5,819,760)	(4,656,380)	(490,535)	(4,344)	(255,649)
Ending units	41,578,385	32,504,266	5,111,200	49,192	1,069,484

For the Year Ended December 31, 2022
From operations:
Dividends	$18,849,390	$13,220,656	$—	$—	$—
Mortality and expense risk and administrative charges	(11,121,143)	(8,581,480)	(759,057)	(164,033)	(737,353)
Net investment income (loss)	7,728,247	4,639,176	(759,057)	(164,033)	(737,353)
Net realized gain (loss)	(6,382,347)	769,304	(473)	(202,674)	(4,609,267)
Capital gain distribution from mutual funds	63,593,169	33,753,870	217,908	2,877,589	18,341,065
Change in unrealized appreciation (depreciation) of investments	(234,097,414)	(150,077,428)	(11,191,682)	(8,220,679)	(38,701,366)
Increase (decrease) in net assets from operations	(169,158,345)	(110,915,078)	(11,733,304)	(5,709,797)	(25,706,921)

From contract transactions:
Payments received from contract owners	17,502,531	5,478,339	6,300,891	1,820	8,434,070
Payments for contract benefits or terminations	(70,997,457)	(54,129,741)	(2,391,020)	(769,509)	(3,721,293)
Transfers between sub-accounts (including fixed account), net	(3,161,932)	(9,896,503)	1,547,197	(89,392)	7,860,993
Contract maintenance charges	(16,251,649)	(12,517,444)	(1,141,683)	(1,435)	(694,694)
Adjustments to net assets allocated to contracts in payout period	137	137	—	(556)	—
Increase (decrease) in net assets from contract transactions	(72,908,370)	(71,065,212)	4,315,385	(859,072)	11,879,076

Increase (decrease) in net assets	(242,066,715)	(181,980,290)	(7,417,919)	(6,568,869)	(13,827,845)
Net assets at beginning of period	949,027,439	726,487,575	63,795,457	15,748,392	65,201,228
Net assets at end of period	$706,960,724	$544,507,285	$56,377,538	$9,179,523	$51,373,383

Beginning units	50,841,205	40,822,360	4,632,541	57,058	831,725
Units issued	2,395,795	1,040,319	769,158	418	426,590
Units redeemed	(6,903,895)	(5,574,812)	(407,928)	(4,529)	(171,889)
Ending units	46,333,105	36,287,867	4,993,771	52,947	1,086,426

 The accompanying Notes to Financial Statements are an integral part of this statement.

39

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA Wellington Government and Quality Bond Portfolio Class 1	SAST SA Wellington Government and Quality Bond Portfolio Class 3	SAST SA Wellington Strategic Multi- Asset Portfolio Class 1	SAST SA Wellington Strategic Multi- Asset Portfolio Class 3	VALIC Company I International Equities Index Fund
For the Year Ended December 31, 2023
From operations:
Dividends	$26,986	$572,903	$2,537	$154,912	$2,769
Mortality and expense risk and administrative charges	(18,780)	(411,418)	(2,482)	(150,052)	(1,307)
Net investment income (loss)	8,206	161,485	55	4,860	1,462
Net realized gain (loss)	(24,321)	(922,306)	1,070	(70,042)	635
Change in unrealized appreciation (depreciation) of investments	57,902	1,651,048	20,490	1,504,603	14,177
Increase (decrease) in net assets from operations	41,787	890,227	21,615	1,439,421	16,274

From contract transactions:
Payments received from contract owners	—	1,648,108	—	1,638,146	—
Payments for contract benefits or terminations	(154,082)	(3,176,001)	(18,186)	(436,044)	(5,914)
Transfers between sub-accounts (including fixed account), net	85,787	2,910,185	1,021	(357,156)	(194)
Contract maintenance charges	(313)	(421,667)	(74)	(205,403)	(20)
Increase (decrease) in net assets from contract transactions	(68,608)	960,625	(17,239)	639,543	(6,128)

Increase (decrease) in net assets	(26,821)	1,850,852	4,376	2,078,964	10,146
Net assets at beginning of period	1,250,544	27,748,666	171,781	10,238,570	106,063
Net assets at end of period	$1,223,723	$29,599,518	$176,157	$12,317,534	$116,209

Beginning units	61,595	2,209,104	2,346	837,729	9,158
Units issued	2,470	539,481	13	183,813	79
Units redeemed	(7,694)	(453,854)	(239)	(132,906)	(576)
Ending units	56,371	2,294,731	2,120	888,636	8,661

For the Year Ended December 31, 2022
From operations:
Dividends	$17,653	$283,790	$1,578	$68,818	$3,761
Mortality and expense risk and administrative charges	(20,825)	(436,934)	(2,520)	(122,937)	(1,402)
Net investment income (loss)	(3,172)	(153,144)	(942)	(54,119)	2,359
Net realized gain (loss)	(9,377)	(822,286)	389	(28,343)	1,258
Capital gain distribution from mutual funds	21,272	450,696	17,253	1,007,797	—
Change in unrealized appreciation (depreciation) of investments	(236,227)	(4,729,745)	(55,172)	(2,777,761)	(26,532)
Increase (decrease) in net assets from operations	(227,504)	(5,254,479)	(38,472)	(1,852,426)	(22,915)

From contract transactions:
Payments received from contract owners	—	1,656,775	—	1,988,297	—
Payments for contract benefits or terminations	(84,899)	(2,936,681)	(1,850)	(221,131)	(15,178)
Transfers between sub-accounts (including fixed account), net	(16,200)	(2,033,332)	(1)	957,647	(512)
Contract maintenance charges	(340)	(451,352)	(66)	(181,699)	(20)
Adjustments to net assets allocated to contracts in payout period	99	—	—	—	—
Increase (decrease) in net assets from contract transactions	(101,340)	(3,764,590)	(1,917)	2,543,114	(15,710)

Increase (decrease) in net assets	(328,844)	(9,019,069)	(40,389)	690,688	(38,625)
Net assets at beginning of period	1,579,388	36,767,735	212,170	9,547,882	144,688
Net assets at end of period	$1,250,544	$27,748,666	$171,781	$10,238,570	$106,063

Beginning units	66,494	2,483,206	2,372	639,042	10,557
Units issued	477	355,865	—	270,497	259
Units redeemed	(5,376)	(629,967)	(26)	(71,810)	(1,658)
Ending units	61,595	2,209,104	2,346	837,729	9,158

 The accompanying Notes to Financial Statements are an integral part of this statement.

40

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VALIC Company I Mid Cap Index Fund	VALIC Company I Nasdaq-100 Index Fund	VALIC Company I Small Cap Index Fund	VALIC Company I Stock Index Fund
For the Year Ended December 31, 2023
From operations:
Dividends	$6,087	$852	$2,678	$16,243
Mortality and expense risk and administrative charges	(5,635)	(3,209)	(2,170)	(14,536)
Net investment income (loss)	452	(2,357)	508	1,707
Net realized gain (loss)	(18,448)	47,630	(26,048)	47,428
Capital gain distribution from mutual funds	63,263	35,284	41,087	88,495
Change in unrealized appreciation (depreciation) of investments	17,165	34,235	5,873	140,048
Increase (decrease) in net assets from operations	62,432	114,792	21,420	277,678

From contract transactions:
Payments for contract benefits or terminations	(124,523)	(84,098)	(52,745)	(120,090)
Transfers between sub-accounts (including fixed account), net	(2,510)	(37,405)	85	(34,983)
Contract maintenance charges	(54)	(31)	(29)	(81)
Increase (decrease) in net assets from contract transactions	(127,087)	(121,534)	(52,689)	(155,154)

Increase (decrease) in net assets	(64,655)	(6,742)	(31,269)	122,524
Net assets at beginning of period	517,507	247,752	183,779	1,207,727
Net assets at end of period	$452,852	$241,010	$152,510	$1,330,251

Beginning units	29,495	10,015	12,359	60,486
Units issued	166	33	157	134
Units redeemed	(7,329)	(3,880)	(3,755)	(7,228)
Ending units	22,332	6,168	8,761	53,392

For the Year Ended December 31, 2022
From operations:
Dividends	$7,821	$647	$1,585	$17,002
Mortality and expense risk and administrative charges	(6,728)	(3,353)	(2,608)	(15,433)
Net investment income (loss)	1,093	(2,706)	(1,023)	1,569
Net realized gain (loss)	(7,315)	1,754	(4,262)	45,413
Capital gain distribution from mutual funds	49,712	26,656	21,733	116,839
Change in unrealized appreciation (depreciation) of investments	(138,975)	(140,323)	(69,401)	(465,092)
Increase (decrease) in net assets from operations	(95,485)	(114,619)	(52,953)	(301,271)

From contract transactions:
Payments for contract benefits or terminations	(50,167)	(644)	(14,340)	(88,722)
Transfers between sub-accounts (including fixed account), net	(21,508)	28,814	3,339	(2,004)
Contract maintenance charges	(63)	(28)	(39)	(93)
Increase (decrease) in net assets from contract transactions	(71,738)	28,142	(11,040)	(90,819)

Increase (decrease) in net assets	(167,223)	(86,477)	(63,993)	(392,090)
Net assets at beginning of period	684,730	334,229	247,772	1,599,817
Net assets at end of period	$517,507	$247,752	$183,779	$1,207,727

Beginning units	33,405	9,003	13,005	64,715
Units issued	543	1,037	315	1,163
Units redeemed	(4,453)	(25)	(961)	(5,392)
Ending units	29,495	10,015	12,359	60,486

 The accompanying Notes to Financial Statements are an integral part of this statement.

41

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

1.	Organization

FS Variable Separate Account (“the Separate Account”) is a segregated investment account established by The United States Life Insurance Company in the City of New York (“USL”) to receive and invest premium payments from variable annuity contracts issued by USL. USL is a wholly owned subsidiary of AGC Life Insurance Company (“AGC Life”), which is wholly owned by Corebridge Life Holdings, Inc. (formerly known as AIG Life Holdings, Inc.) (“Corebridge Life Holdings”). Corebridge Life Holdings is wholly owned by Corebridge Financial, Inc. (“Corebridge”), which American International Group, Inc. (“AIG”) owns 52.2% of their outstanding common stock as of December 31, 2023. AIG is a holding company, which through its subsidiaries provides a wide range of property casualty insurance, life insurance, retirement products and other financial services to commercial and individual customers in more than 190 countries and jurisdictions. The term “AIG” means American International Group, Inc. and not any of AIG’s consolidated subsidiaries.

The Separate Account includes the following variable annuity products:

FSA Advisor	Polaris II A-Class Platinum Series

ICAP II	Polaris Platinum III

Polaris	Polaris Platinum O-Series

Polaris Advantage	Polaris Preferred Solution

Polaris Advantage II	Polaris Retirement Protector

Polaris Choice	Polaris Select Investor

Polaris Choice III	WM Diversified Strategies III

Polaris Choice IV	Vista Capital Advantage

Polaris II

The Separate Account contracts are sold through USL’s affiliated broker-dealers, independent broker-dealers, full-service securities firms, and financial institutions. The distributor of the Separate Account is Corebridge Capital Services, Inc., formerly known as AIG Capital Services, Inc., an affiliate of USL. No underwriting fees are paid in connection with the distribution of these contracts.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The Separate Account consists of various sub-accounts. Each sub-account invests all its investible assets in a corresponding eligible mutual fund, which is registered under the 1940 Act as an open-ended management investment company. The names in bold in the table below are the diversified, open-ended management investment companies and the names below them are the names of the sub-accounts/corresponding eligible mutual funds. Collectively, all of the mutual funds are referred to as “Funds” throughout these financial statements.

For each sub-account, the financial statements are comprised of a Statement of Assets and Liabilities, including a Schedule of Portfolio Investments, as of December 31, 2023 and related Statements of Operations and Changes in Net Assets for each of the years in the period then ended, all periods to reflect a full twelve months, except as noted below.

American Funds Insurance Series (American Funds IS)

American Funds IS Asset Allocation Fund Class 2	American Funds IS Growth Fund Class 2

American Funds IS Asset Allocation Fund Class 4	American Funds IS Growth Fund Class 4

American Funds IS Capital Income Builder Class 4	American Funds IS Growth-Income Fund Class 2

American Funds IS Capital World Bond Fund Class 4	American Funds IS Growth-Income Fund Class 4

American Funds IS Global Growth Fund Class 2	American Funds IS International Fund Class 4(c)

American Funds IS Global Growth Fund Class 4	American Funds IS The Bond Fund of America Class 4

American Funds IS Global Small Capitalization Fund Class 4

BlackRock Variable Series Funds, Inc. (BlackRock)

BlackRock 60/40 Target Allocation ETF V.I. Fund Class III	BlackRock Global Allocation V.I. Fund Class III

Columbia Funds VIT Variable Series Trust (Columbia VP)

Columbia VP Emerging Markets Bond Fund Class 2(c)	Columbia VP Large Cap Growth Fund Class 1

Columbia VP Income Opportunities Fund Class 1	Columbia VP Limited Duration Credit Fund Class 2

Delaware Ivy Variable Insurance Portfolios (Delaware Ivy VIP)

Delaware Ivy VIP Asset Strategy Class II(c)

42

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Franklin Templeton Variable Insurance Products Trust (FTVIP)
FTVIP Franklin Allocation VIP Fund Class 2	FTVIP Franklin Rising Dividends VIP Fund Class 2
FTVIP Franklin Income VIP Fund Class 2	FTVIP Franklin Strategic Income VIP Fund Class 2
FTVIP Franklin Mutual Global Discovery VIP Fund Class 2	FTVIP Templeton Global Bond VIP Fund Class 2

Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT)
Goldman Sachs VIT Government Money Market Fund Institutional Shares	Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Shares
Goldman Sachs VIT Government Money Market Fund Service Shares	Goldman Sachs VIT Trend Driven Allocation Fund Service Shares

Invesco Variable Insurance Funds (Invesco V.I.)
Invesco V.I. American Franchise Fund Series II	Invesco V.I. Comstock Fund Series II
Invesco V.I. American Value Fund Series II	Invesco V.I. Equity and Income Fund Series II
Invesco V.I. Balanced-Risk Allocation Fund Series II(f)	Invesco V.I. Growth and Income Fund Series II

Lord Abbett Series Fund, Inc. (Lord Abbett)
Lord Abbett Bond Debenture Portfolio Class VC	Lord Abbett Mid Cap Stock Portfolio Class VC
Lord Abbett Developing Growth Portfolio Class VC	Lord Abbett Short Duration Income Portfolio Class VC
Lord Abbett Fundamental Equity Portfolio Class VC	Lord Abbett Total Return Portfolio Class VC(c)
Lord Abbett Growth and Income Portfolio Class VC

MFS Variable Insurance Trust III (MFS VIT III)
MFS VIT III Growth Allocation Portfolio Service Class(e)

Morgan Stanley Variable Insurance Fund, Inc. (Morgan Stanley VIF)
Morgan Stanley VIF Global Infrastructure Portfolio Class II

Neuberger Berman Advisers Management Trust (Neuberger Berman AMT)
Neuberger Berman AMT US Equity Index PutWrite Strategy Portfolio Class S

PIMCO Variable Insurance Trust (PIMCO)
PIMCO All Asset Portfolio Advisor Class(f)	PIMCO Emerging Markets Bond Portfolio Advisor Class
PIMCO Dynamic Bond Portfolio Advisor Class	PIMCO Total Return Portfolio Advisor Class

Principal Variable Contracts Funds, Inc. (PVC)
PVC Core Plus Bond Account Class 1	PVC SAM Balanced Portfolio Class 2
PVC Diversified International Account Class 1	PVC SAM Conservative Balanced Portfolio Class 2
PVC Equity Income Account Class 2	PVC SAM Conservative Growth Portfolio Class 2
PVC Government & High Quality Bond Account Class 1	PVC SAM Flexible Income Portfolio Class 2
PVC Large Cap Growth Account I Class 1	PVC SAM Strategic Growth Portfolio Class 2
PVC MidCap Account Class 2	PVC Short-Term Income Account Class 1
PVC Principal Capital Appreciation Account Class 2	PVC SmallCap Account Class 2
PVC Real Estate Securities Account Class 2(c)

Seasons Series Trust (SST)(a)
SST SA Allocation Balanced Portfolio Class 3	SST SA Multi-Managed Large Cap Growth Portfolio Class 3
SST SA Allocation Growth Portfolio Class 3	SST SA Multi-Managed Large Cap Value Portfolio Class 3(c)
SST SA Allocation Moderate Growth Portfolio Class 3	SST SA Multi-Managed Mid Cap Growth Portfolio Class 3
SST SA Allocation Moderate Portfolio Class 3	SST SA Multi-Managed Mid Cap Value Portfolio Class 3
SST SA American Century Inflation Protection Portfolio Class 3	SST SA Multi-Managed Small Cap Portfolio Class 3(c)
SST SA Columbia Focused Value Portfolio Class 3	SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3	SST SA T. Rowe Price Growth Stock Portfolio Class 3(c)
SST SA Multi-Managed International Equity Portfolio Class 3

SunAmerica Series Trust (SAST)(a)
SAST SA AB Growth Portfolio Class 1	SAST SA JPMorgan Emerging Markets Portfolio Class 1
SAST SA AB Growth Portfolio Class 3	SAST SA JPMorgan Emerging Markets Portfolio Class 3

43

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SunAmerica Series Trust (SAST)(a)
SAST SA AB Small & Mid Cap Value Portfolio Class 3	SAST SA JPMorgan Equity-Income Portfolio Class 1
SAST SA American Funds Asset Allocation Portfolio Class 3	SAST SA JPMorgan Equity-Income Portfolio Class 3
SAST SA American Funds Global Growth Portfolio Class 3	SAST SA JPMorgan Global Equities Portfolio Class 1
SAST SA American Funds Growth Portfolio Class 3	SAST SA JPMorgan Global Equities Portfolio Class 3
SAST SA American Funds Growth-Income Portfolio Class 3	SAST SA JPMorgan Large Cap Core Portfolio Class 1(b)
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	SAST SA JPMorgan Large Cap Core Portfolio Class 3(b)
SAST SA BlackRock Multi-Factor 70/30 Portfolio Class 3	SAST SA JPMorgan MFS Core Bond Portfolio Class 1
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	SAST SA JPMorgan MFS Core Bond Portfolio Class 3
SAST SA DFA Ultra Short Bond Portfolio Class 1	SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1
SAST SA DFA Ultra Short Bond Portfolio Class 3	SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3
SAST SA Emerging Markets Equity Index Portfolio Class 3	SAST SA Large Cap Growth Index Portfolio Class 3
SAST SA Federated Hermes Corporate Bond Portfolio Class 1	SAST SA Large Cap Index Portfolio Class 3
SAST SA Federated Hermes Corporate Bond Portfolio Class 3	SAST SA Large Cap Value Index Portfolio Class 3
SAST SA Fidelity Institutional AM® International Growth Portfolio Class 3	SAST SA MFS Blue Chip Growth Portfolio Class 1
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	SAST SA MFS Blue Chip Growth Portfolio Class 3
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	SAST SA MFS Massachusetts Investors Trust Portfolio Class 1
SAST SA Fixed Income Index Portfolio Class 3	SAST SA MFS Massachusetts Investors Trust Portfolio Class 3
SAST SA Fixed Income Intermediate Index Portfolio Class 3	SAST SA MFS Total Return Portfolio Class 1
SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 1	SAST SA MFS Total Return Portfolio Class 3
SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 3	SAST SA Mid Cap Index Portfolio Class 3
SAST SA Franklin Small Company Value Portfolio Class 3	SAST SA Morgan Stanley International Equities Portfolio Class 1
SAST SA Franklin Systematic U.S. Large Cap Core Portfolio Class 3	SAST SA Morgan Stanley International Equities Portfolio Class 3
SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 1	SAST SA PIMCO RAE International Value Portfolio Class 3
SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 3	SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3
SAST SA Franklin Tactical Opportunities Portfolio Class 3	SAST SA PineBridge High-Yield Bond Portfolio Class 1
SAST SA Global Index Allocation 60/40 Portfolio Class 3	SAST SA PineBridge High-Yield Bond Portfolio Class 3
SAST SA Global Index Allocation 75/25 Portfolio Class 3	SAST SA Putnam International Growth and Income Portfolio Class 1
SAST SA Global Index Allocation 90/10 Portfolio Class 3	SAST SA Putnam International Growth and Income Portfolio Class 3
SAST SA Goldman Sachs Global Bond Portfolio Class 1	SAST SA Schroders VCP Global Allocation Portfolio Class 3
SAST SA Goldman Sachs Global Bond Portfolio Class 3	SAST SA Small Cap Index Portfolio Class 3
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3
SAST SA Index Allocation 60/40 Portfolio Class 3	SAST SA T. Rowe Price VCP Balanced Portfolio Class 3
SAST SA Index Allocation 80/20 Portfolio Class 3	SAST SA VCP Dynamic Allocation Portfolio Class 3
SAST SA Index Allocation 90/10 Portfolio Class 3	SAST SA VCP Dynamic Strategy Portfolio Class 3
SAST SA International Index Portfolio Class 3	SAST SA VCP Index Allocation Portfolio Class 3
SAST SA Invesco Growth Opportunities Portfolio Class 1	SAST SA Wellington Capital Appreciation Portfolio Class 1
SAST SA Invesco Growth Opportunities Portfolio Class 3	SAST SA Wellington Capital Appreciation Portfolio Class 3
SAST SA Janus Focused Growth Portfolio Class 1	SAST SA Wellington Government and Quality Bond Portfolio Class 1
SAST SA Janus Focused Growth Portfolio Class 3	SAST SA Wellington Government and Quality Bond Portfolio Class 3
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	SAST SA Wellington Strategic Multi-Asset Portfolio Class 1
SAST SA JPMorgan Diversified Balanced Portfolio Class 3	SAST SA Wellington Strategic Multi-Asset Portfolio Class 3

VALIC Company I(d)
VALIC Company I International Equities Index Fund	VALIC Company I Nasdaq-100 Index Fund
VALIC Company I International Socially Responsible Fund(c)	VALIC Company I Small Cap Index Fund
VALIC Company I Mid Cap Index Fund	VALIC Company I Stock Index Fund

(a)	These are affiliated investment companies. SunAmerica Asset Management Corp.(“SunAmerica”), an affiliate of USL, serves as the investment advisor to Seasons Series Trust and SunAmerica Series Trust.

(b)	Formerly SAST SA Invesco Main Street Large Cap Portfolio.

(c)	Sub-account had no activity during the current or prior year and no assets or liabilities as of December 31, 2023.

(d)

VALIC Company I is an affiliated investment company. The Variable Annuity Life Insurance Company (VALIC), an affiliate of USL, serves as the investment advisor to VALIC Company I. VALIC Retirement Services Company, a direct, wholly owned subsidiary of VALIC, serves as the transfer agent and accounting services agent to VALIC Company I. SunAmerica, an affiliate of USL, serves as the administrator to each series of VALIC Company I and as the investment sub-advisor to certain series of VALIC Company I.

(e)	Statements of Operations and Changes in Net Assets for the period May 1, 2023 (commencement of operations) through December 31, 2023.

(f)

Sub-account had no activity for the period January 1, 2023 to December 31, 2023 and no assets and liabilities as of December 31, 2023, and is therefore not included in the Statements of Assets and Liabilities and the Schedule of Portfolio Investments.

44

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

In addition to the sub-accounts above, a contract owner may allocate contract funds to a fixed account, which is part of USL’s General Account and not included in these financial statements. Contract owners should refer to the product prospectus for the available Funds and fixed account.

The assets of each of the sub-accounts of the Separate Account are registered in the name of USL. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from USL’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising out of any other business USL may conduct. Net premiums from the contracts are allocated to the sub-accounts and invested in the Funds in accordance with contract owner instructions and are recorded as contract transactions in the Statements of Operations and Changes in Net Assets.

2.	Summary of Significant Accounting Policy

The financial statements of the Separate Account have been prepared in accordance with accounting principles generally accepted in the United States (GAAP). The Separate Account is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.

Use of Estimates: The preparation of financial statements in accordance with GAAP requires the application of accounting policies that often involve a significant degree of judgment. These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from assumptions used, the financial statements of the Separate Account could be materially affected.

Investments: Investments in mutual funds are valued at their closing net asset value per share as determined by the respective mutual funds, which generally value their securities at fair value. Purchases and sales of shares of the Funds are made at the net asset values of such Funds. Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are recognized at the date of sale and are determined on a first-in, first-out basis. Dividends and capital gain distributions from the Funds are recorded on the ex-dividend date and reinvested upon receipt.

Reserves for Annuity Contracts in Payout: Net assets allocated to contracts in the payout period are based on industry standard mortality tables depending on the calendar year of annuitization as well as other assumptions, including provisions for the risk of adverse deviation from assumptions.

An assumed interest rate of 3.50 percent is used in determining annuity payments except for ICAP contracts which have an assumed interest rate of 5.00 percent.

At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, USL makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to the General Account. Transfers between the General Account and the Separate Account, if any, are disclosed as adjustments to net assets allocated to contracts in payout period in the Statements of Operations and Changes in Net Assets. Annuity benefit payments are recorded as payments for contract benefits or terminations in the Statements of Operations and Changes in Net Assets.

Accumulation Unit: This is the basic valuation unit used to calculate the contract owner’s interest. Such units are valued daily to reflect investment performance and the prorated daily deduction for expense charges.

Income Taxes: The operations of the Separate Account are included in the federal income tax return of USL, which is taxed as a life insurance company under the provision of the Internal Revenue Code (the Code). Under the current provisions of the Code, USL does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. As a result, no charge is currently made to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code. USL will periodically review changes in the tax law. USL retains the right to charge for any federal income tax incurred which is applicable to the Separate Account if the law is changed.

3.	Fair Value Measurements

Assets recorded at fair value in the Separate Account’s Statement of Assets and Liabilities are measured and classified in accordance with a fair value hierarchy consisting of three “levels” based on the observability of valuation inputs:

•

Level 1— Fair value measurements based on quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments.

•

Level 2— Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in

45

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

•

Level 3—Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair value positions in Level 3. The circumstances for these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, the Separate Account makes certain assumptions about the inputs a hypothetical market participant would use to value that asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Separate Account assets measured at fair value as of December 31, 2023 consist of investments in registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1 throughout the year. As such, no transfers between fair value hierarchy levels occurred during the year. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2023, and respective hierarchy levels.

4.	Expenses

Expense charges are applied against the current value of the Separate Account and are paid to USL as follows:

Separate Account Annual Charges: Deductions for the mortality and expense risk charges and distribution charges are calculated daily, at an annual rate, on the actual prior day’s net asset value of the underlying Funds comprising the sub-accounts attributable to the contract owners and are paid to USL. The mortality risk charge represents compensation to USL for the mortality risks assumed under the contract, which is the obligation to provide payments during the payout period for the life of the contract and to provide the standard death benefit. The expense risk charge represents compensation to USL for assuming the risk that the current contract administration charges will be insufficient to cover the cost of administering the contract in the future. The distribution expense charge covers all expenses associated with the distribution of the contract. These charges are included on the mortality and expense risk and administrative charges line in the Statements of Operations and Changes in Net Assets.

The exact rate depends on the particular product issued and the death benefits elected for each product. Expense charges for each product are as follows:

Products	Separate Account Annual Charges*

FSA Advisor	1.52%

ICAP II Variable Annuity	1.40%

Polaris	1.52%

Polaris Advantage	1.65% or 1.90%

Polaris Advantage II	1.30%, 1.55%, 1.90% or 2.15%

Polaris Choice	1.52% or 1.72%

Polaris Choice III	1.52% or 1.77%

Polaris Choice IV	1.65% or 1.90%

Polaris II	1.52%

Polaris II A-Class Platinum Series	0.85%

Polaris Platinum III	1.15%, 1.30%, 1.55%, 1.70% or 1.95%

Polaris Platinum O-Series	0.95% or 1.20%

Polaris Preferred Solution	1.00%, 1.15%, 1.40%, 1.55%, or 1.80%

Polaris Retirement Protector	1.30%, 1.55% or 1.80%

Polaris Select Investor	1.10%, 1.35%, 1.40% or 1.70%

Vista Capital Advantage	1.40%

WM Diversified Strategies III	1.55% or 1.70%

*	The distribution charge is deducted at an annual rate of 0.15 percent of the net asset value of each portfolio and is included in the respective separate account annual charge rate.

46

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Contract Maintenance Charge: During the accumulation phase, an annual contract maintenance charge is assessed by USL on the contract anniversary. In the event of a full surrender, a contract maintenance charge is assessed at the date of surrender and deducted from the withdrawal proceeds. The contract maintenance charge represents a reimbursement of administrative expenses incurred by USL related to the establishment and maintenance of the record keeping function for the sub-accounts. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

The contract maintenance charge ranges from $30 to $50 for certain contracts. No contract maintenance charge is assessed under the FSA Advisor contract.

Withdrawal Charge: A withdrawal charge is applicable to certain contract withdrawals pursuant to the contract and is payable to USL. The withdrawal charges are included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

Withdrawal charges may be assessed for withdrawals in excess of the free withdrawal amount as defined in the contracts. Withdrawal amounts in excess of the free withdrawal amount are assessed withdrawal charges based on tables of charges applicable to specific contracts.

The maximum withdrawal charge of 5 percent is assessed on amount withdrawn in excess of free withdrawals for the ICAP II variable annuity and the maximum withdrawal charge of 6% is assessed on amounts withdrawn in excess of free withdrawal amounts for the Vista Capital Advantage variable annuity. For all other products, the maximum withdrawal charge of 9 percent is assessed on amount withdrawn in excess of free withdrawals. There are no withdrawal charges under the FSA Advisor variable annuity.

Transfer Fee: A transfer fee may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year depending on the contract provision. The transfer fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

Depending on the contract provisions, a transfer fee of $25 ($10 in Pennsylvania and Texas) is assessed on each transfer in excess of the maximum transactions allowed for the product.

Premium Based Charge: For certain products, an up-front sales charge is applied against the gross purchase payments made on the contract. The sales charge is calculated as a percentage of the gross purchase payment invested, depending on the investment amount and the year of receipt, and is deducted from the contract value on a quarterly basis over a period of seven years. The premium based charge is paid to USL by redemption of units outstanding and included as part of the payments for contract benefits or terminations line of the Statements of Operations and Changes in Net Assets.

The premium based charge ranges from 0.50 percent to 5.75 percent and is assessed on the Polaris II A-Class Platinum Series and Polaris Platinum O-Series contract.

Premium Tax Charge: Certain states charge taxes on purchase payments up to a maximum of 3.50 percent. Some states assess premium taxes at the time of purchase payments, while some other states assess premium taxes when annuity payments begin or upon surrender. There are certain states that do not assess premium taxes. If the law of the state requires premium taxes to be paid when purchase payments are made, USL will deduct the tax from such payments prior to depositing the payments into the Separate Account. Otherwise, such tax will be deducted from the account value when annuity payments begin. Premium taxes are included as part of the payments received from contract owners line in the Statements of Operations and Changes in Net Assets.

Annuity Charge: There may be an annuity charge in the event that the contract is switched to the payout phase. Option 1 for payouts provides a life income with installments guaranteed, Option 2 provides a joint and survivor life payout, and Option 3 provides income for a specified period. No annuity charge is assessed if Option 1 or Option 2 is elected. If Option 3 is elected, an annuity charge equal to the withdrawal charge if the contract were surrendered may apply. No annuity charged will be assessed if Option 3 is elected by a beneficiary under the death benefit. The annuity charge is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

Capital Protector Fee: This optional feature provides a guaranteed minimum contract value at the end of an applicable waiting period. The annual fee is calculated as a percentage of the contract value minus purchase payments received after the 90th day from the date of contract issuance and deducted quarterly from the contract value during the waiting period. This optional feature is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

The annual fee for the Capital Protector Program ranges from 0.25 percent to 0.65 percent. This optional feature is offered under Polaris Advantage, Polaris Choice, Polaris Choice III, Polaris II, Polaris Preferred Solution, and WM Diversified Strategies III contracts.

47

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MarketLock, Marketlock for Two, MarketLock for Life Plus, MarketLock Income Plus and MarketLock for Life: These optional features provide a guaranteed withdrawal stream by locking in market gains during an applicable evaluation period.

•	MarketLock, MarketLock for Two and Income Rewards

The annual fee is calculated as a percentage of the maximum anniversary value benefit base and deducted quarterly from the contract value. The maximum anniversary value benefit base is calculated as the greater of eligible purchase payments received during the first two years, adjusted for withdrawals, or the maximum anniversary date contract value occurring in the first ten contract years, adjusted for withdrawals. The annual fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

•	MarketLock for Life, MarketLock for Life Plus and MarketLock Income Plus

The annual fee is calculated as a percentage of the income base and deducted quarterly from the contract value. The income base is calculated as the greater of purchase payments made in the first contract year and purchase payments made in contract years 2-5, capped at 100 percent of purchase payments made in the first year plus a bonus, if eligible, or the highest anniversary date contract value less purchase payments made in years 2-5 greater than the purchase payments received in the first year. The annual fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

Income Rewards: This optional feature provides a guaranteed withdrawal stream during an applicable period of time.

The annual fee is calculated as a percentage of the benefit base and deducted quarterly from the contract value. The benefit base is equal to purchase payments received during the first 90 days, adjusted for withdrawals, before the benefit availability date (the availability date is up to the first 10 contract years, based on election). After the benefit availability date, the benefit base is increased by up to 50 percent of premiums received during the first 90 days, adjusted for withdrawals. The annual fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

The annual fees for the optional features discussed above are as follows:

Optional Features	Products Offered	Annual Fees

MarketLock	Polaris Advantage	0.50% to 0.65%

Polaris Choice

Polaris Choice III

Polaris II

Polaris II A-Class Platinum Series

Polaris Preferred Solution

WM Diversified Strategies III

MarketLock for Two	Polaris Choice	0.40% prior to the first withdrawal

	Polaris Choice III	0.80% after the first withdrawal

Polaris II

Polaris Preferred Solution

WM Diversified Strategies III

Income Rewards	Polaris Choice	0.65% in years zero to seven

	Polaris Choice III	0.45% in years eight to ten

Polaris II

Polaris Preferred Solution

WM Diversified Strategies III

48

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Optional Features	Products Offered	Annual Fees

MarketLock for Life	FSA Polaris Advantage	0.70% for one covered person

	FSA Polaris Choice III	0.95% for two covered person

FSA Polaris Choice IV

FSA Polaris II

FSA Polaris II A-Class Platinum Series

FSA Polaris Platinum III

FSA Polaris Preferred Solution

MarketLock for Life Plus	FSA Polaris Advantage	0.65% to 0.95% for one covered person

	FSA Polaris Choice III	0.90% to 1.25% for two covered person

FSA Polaris II

FSA Polaris II A-Class Platinum Series

FSA Polaris Platinum III

FSA Polaris Preferred Solution

MarketLock Income Plus	Polaris Advantage	0.85% to 1.10% for one covered person

	Polaris Choice III	1.10% to 1.35% for two covered person

Polaris II

Polaris II A-Class Platinum Series

Polaris Platinum III

Polaris Preferred Solution

Polaris Income Plus, Polaris Income Builder, Polaris Income Plus Daily, Polaris Income Builder Daily, Polaris Income Plus Flex, Polaris Income Plus Daily Flex, Polaris Income Builder Daily Flex and Polaris Income Max Fee: These optional features provide a guaranteed withdrawal stream by locking in market gains during an applicable evaluation period. The annual fee is calculated as a percentage of the maximum anniversary value benefit base and deducted quarterly from the contract value.

The maximum anniversary value benefit base is calculated as the greater of eligible purchase payments received during the applicable time period, adjusted for withdrawals plus a credit, if eligible, or the maximum anniversary date contract value. The fee may change after the first year based on an index of market volatility. The annual fee included as part of the payments for contract benefits or terminations line of the Statements of Operations and Changes in Net Assets.

The annual fees for the optional features discussed above are as follows:

Optional Features	Products Offered	Annual Fees

Polaris Income Plus	Polaris Advantage	0.60% to 2.20% for one covered person

	Polaris Advantage II	0.60% to 2.70% for two covered persons

Polaris Choice III

Polaris Choice IV

Polaris Platinum III

Polaris Platinum O-Series

Polaris Preferred Solution

Polaris Retirement Protector

Polaris Income Builder	Polaris Advantage	0.60% to 2.20% for one covered person

	Polaris Advantage II	0.60% to 2.70% for two covered persons

Polaris Choice III

Polaris Choice IV

Polaris Platinum III

Polaris Preferred Solution

Polaris Income Plus Daily	Polaris Platinum III	0.60% to 2.50% for one covered person

	Polaris Preferred Solution	0.60% to 2.50% for two covered persons

Polaris Income Builder Daily	Polaris Platinum O-Series	0.60% to 2.50% for one covered person

0.60% to 2.50% for two covered persons

49

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Optional Features	Products Offered	Annual Fees

Polaris Income Plus Flex	Polaris Platinum III	0.60% to 2.50% for one covered person

	Polaris Preferred Solution	0.60% to 2.50% for two covered persons

Polaris Income Plus Daily Flex	Polaris Platinum III	0.60% to 2.50% for one covered person

	Polaris Preferred Solution	0.60% to 2.50% for two covered persons

Polaris Income Max	Polaris Platinum III	0.60% to 2.50% for one covered person

	Polaris Preferred Solution	0.60% to 2.50% for two covered persons

Polaris Income Builder Daily Flex	Polaris Platinum O-Series	0.60% to 2.50% for one covered person

0.60% to 2.50% for two covered persons

50

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.	Purchases and Sales of Investments

For the year ended December 31, 2023, the aggregate cost of purchases and proceeds from the sales of investments were:

Sub-accounts	Cost of Purchases	Proceeds from Sales
American Funds IS Asset Allocation Fund Class 2	$182,404	$213,278
American Funds IS Asset Allocation Fund Class 4	1,192,051	164,911
American Funds IS Capital Income Builder Class 4	141,890	4,239
American Funds IS Capital World Bond Fund Class 4	32,458	2,088
American Funds IS Global Growth Fund Class 2	404,065	650,828
American Funds IS Global Growth Fund Class 4	32,388	5,679
American Funds IS Global Small Capitalization Fund Class 4	71,228	8,151
American Funds IS Growth Fund Class 2	372,044	780,559
American Funds IS Growth Fund Class 4	39,224	8,321
American Funds IS Growth-Income Fund Class 2	395,697	604,573
American Funds IS Growth-Income Fund Class 4	40,825	8,756
American Funds IS The Bond Fund of America Class 4	54,473	5,642
BlackRock 60/40 Target Allocation ETF V.I. Fund Class III	922	528
BlackRock Global Allocation V.I. Fund Class III	285	155
Columbia VP Income Opportunities Fund Class 1	10,354	28,143
Columbia VP Large Cap Growth Fund Class 1	1,130	87,263
Columbia VP Limited Duration Credit Fund Class 2	2,943	889
FTVIP Franklin Allocation VIP Fund Class 2	541,599	552,818
FTVIP Franklin Income VIP Fund Class 2	4,114,991	2,422,828
FTVIP Franklin Mutual Global Discovery VIP Fund Class 2	53,068	4,986
FTVIP Franklin Rising Dividends VIP Fund Class 2	2,019	3,060
FTVIP Franklin Strategic Income VIP Fund Class 2	61,620	1,212
FTVIP Templeton Global Bond VIP Fund Class 2	31,610	1,048
Goldman Sachs VIT Government Money Market Fund Institutional Shares	71,368	2,001
Goldman Sachs VIT Government Money Market Fund Service Shares	12,824,058	11,874,585
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Shares	10,725	17,598
Goldman Sachs VIT Trend Driven Allocation Fund Service Shares	713	447
Invesco V.I. American Franchise Fund Series II	1,949,018	1,510,661
Invesco V.I. American Value Fund Series II	15,337	7,271
Invesco V.I. Comstock Fund Series II	3,974,651	3,263,832
Invesco V.I. Equity and Income Fund Series II	13,637	5,590
Invesco V.I. Growth and Income Fund Series II	3,775,583	3,172,482
Lord Abbett Bond Debenture Portfolio Class VC	42,960	4,987
Lord Abbett Developing Growth Portfolio Class VC	305	2,253
Lord Abbett Fundamental Equity Portfolio Class VC	2,161	647
Lord Abbett Growth and Income Portfolio Class VC	1,239,800	1,448,358
Lord Abbett Mid Cap Stock Portfolio Class VC	5,325	5,499
Lord Abbett Short Duration Income Portfolio Class VC	24,363	31,671
Lord Abbett Total Return Portfolio Class VC	42,993	1,242
MFS VIT III Growth Allocation Portfolio Service Class	206,699	2,328
Morgan Stanley VIF Global Infrastructure Portfolio Class II	9,475	43,964
Neuberger Berman AMT US Equity Index PutWrite Strategy Portfolio Class S	0	16,716
PIMCO Dynamic Bond Portfolio Advisor Class	337	10,231
PIMCO Emerging Markets Bond Portfolio Advisor Class	159,881	34,740
PIMCO Total Return Portfolio Advisor Class	8,081,760	1,856,848
PVC Core Plus Bond Account Class 1	403	2,155
PVC Diversified International Account Class 1	279	353
PVC Equity Income Account Class 2	14,270	52,615
PVC Government & High Quality Bond Account Class 1	7	6
PVC Large Cap Growth Account I Class 1	139	446
PVC MidCap Account Class 2	21,393	21,260
PVC Principal Capital Appreciation Account Class 2	13,040	23,269

51

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Sub-accounts	Cost of Purchases	Proceeds from Sales
PVC SAM Balanced Portfolio Class 2	$254,225	$353,365
PVC SAM Conservative Balanced Portfolio Class 2	925	498
PVC SAM Conservative Growth Portfolio Class 2	37,569	91,471
PVC SAM Flexible Income Portfolio Class 2	2,229	7,797
PVC SAM Strategic Growth Portfolio Class 2	19,463	6,508
PVC Short-Term Income Account Class 1	1,736	2,568
PVC SmallCap Account Class 2	4	310
SST SA Allocation Balanced Portfolio Class 3	3,952,279	1,520,329
SST SA Allocation Growth Portfolio Class 3	7,939,837	1,655,670
SST SA Allocation Moderate Growth Portfolio Class 3	5,967,923	2,536,220
SST SA Allocation Moderate Portfolio Class 3	4,135,367	1,413,280
SST SA American Century Inflation Protection Portfolio Class 3	4,403,106	3,208,460
SST SA Columbia Focused Value Portfolio Class 3	479	70
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3	8,879	43,298
SST SA Multi-Managed International Equity Portfolio Class 3	1,547	1,203
SST SA Multi-Managed Large Cap Growth Portfolio Class 3	1,171	9,270
SST SA Multi-Managed Mid Cap Growth Portfolio Class 3	0	74
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	495	61
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3	1,182,147	979,303
SAST SA AB Growth Portfolio Class 1	1,493,095	1,762,926
SAST SA AB Growth Portfolio Class 3	6,737,105	7,298,299
SAST SA AB Small & Mid Cap Value Portfolio Class 3	4,027,924	3,855,582
SAST SA American Funds Asset Allocation Portfolio Class 3	22,422,449	11,408,917
SAST SA American Funds Global Growth Portfolio Class 3	3,905,957	3,692,612
SAST SA American Funds Growth Portfolio Class 3	14,368,983	9,649,648
SAST SA American Funds Growth-Income Portfolio Class 3	5,159,089	3,586,431
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	18,301,043	25,926,093
SAST SA BlackRock Multi-Factor 70/30 Portfolio Class 3	2,074,839	1,168,825
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	5,486,412	9,843,089
SAST SA DFA Ultra Short Bond Portfolio Class 1	272,295	308,189
SAST SA DFA Ultra Short Bond Portfolio Class 3	7,363,753	4,901,546
SAST SA Emerging Markets Equity Index Portfolio Class 3	281,681	128,872
SAST SA Federated Hermes Corporate Bond Portfolio Class 1	99,105	136,638
SAST SA Federated Hermes Corporate Bond Portfolio Class 3	11,712,603	6,460,198
SAST SA Fidelity Institutional AM® International Growth Portfolio Class 3	549,498	421,212
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	54,707	144,929
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	1,555,265	1,764,047
SAST SA Fixed Income Index Portfolio Class 3	2,484,515	1,052,307
SAST SA Fixed Income Intermediate Index Portfolio Class 3	2,880,879	747,595
SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 1	1,572,371	1,217,330
SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 3	4,741,525	4,010,390
SAST SA Franklin Small Company Value Portfolio Class 3	2,820,799	1,892,509
SAST SA Franklin Systematic U.S. Large Cap Core Portfolio Class 3	199,463	75,374
SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 1	102,524	77,897
SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 3	1,525,614	2,498,769
SAST SA Franklin Tactical Opportunities Portfolio Class 3	2,341,887	1,169,477
SAST SA Global Index Allocation 60/40 Portfolio Class 3	1,333,570	892,775
SAST SA Global Index Allocation 75/25 Portfolio Class 3	2,142,768	765,109
SAST SA Global Index Allocation 90/10 Portfolio Class 3	2,921,661	2,681,653
SAST SA Goldman Sachs Global Bond Portfolio Class 1	20,133	88,240
SAST SA Goldman Sachs Global Bond Portfolio Class 3	2,779,328	2,767,335
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	1,131,254	547,744
SAST SA Index Allocation 60/40 Portfolio Class 3	3,674,694	2,728,778
SAST SA Index Allocation 80/20 Portfolio Class 3	9,829,751	5,030,530
SAST SA Index Allocation 90/10 Portfolio Class 3	23,669,214	9,519,481
SAST SA International Index Portfolio Class 3	705,085	89,973

52

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Sub-accounts	Cost of Purchases	Proceeds from Sales
SAST SA Invesco Growth Opportunities Portfolio Class 1	$91,536	$22,963
SAST SA Invesco Growth Opportunities Portfolio Class 3	1,034,895	1,340,263
SAST SA Janus Focused Growth Portfolio Class 1	84,863	243,650
SAST SA Janus Focused Growth Portfolio Class 3	1,718,840	2,559,203
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	54,079	629,048
SAST SA JPMorgan Diversified Balanced Portfolio Class 3	1,805,645	3,051,438
SAST SA JPMorgan Emerging Markets Portfolio Class 1	34,006	82,061
SAST SA JPMorgan Emerging Markets Portfolio Class 3	1,161,394	833,560
SAST SA JPMorgan Equity-Income Portfolio Class 1	617,523	792,800
SAST SA JPMorgan Equity-Income Portfolio Class 3	6,104,664	1,926,210
SAST SA JPMorgan Global Equities Portfolio Class 1	42,909	254,107
SAST SA JPMorgan Global Equities Portfolio Class 3	927,243	508,416
SAST SA JPMorgan Large Cap Core Portfolio Class 1	155,628	211,511
SAST SA JPMorgan Large Cap Core Portfolio Class 3	2,088,916	1,274,558
SAST SA JPMorgan MFS Core Bond Portfolio Class 1	32,256	92,518
SAST SA JPMorgan MFS Core Bond Portfolio Class 3	7,443,332	6,662,769
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	6,954	435,542
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	3,240,559	3,241,377
SAST SA Large Cap Growth Index Portfolio Class 3	1,105,400	822,743
SAST SA Large Cap Index Portfolio Class 3	2,296,481	639,206
SAST SA Large Cap Value Index Portfolio Class 3	1,527,950	980,411
SAST SA MFS Blue Chip Growth Portfolio Class 1	272,086	47,301
SAST SA MFS Blue Chip Growth Portfolio Class 3	1,577,209	2,781,622
SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	265,009	234,643
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	1,561,703	2,345,690
SAST SA MFS Total Return Portfolio Class 1	189,465	200,438
SAST SA MFS Total Return Portfolio Class 3	2,782,463	2,261,696
SAST SA Mid Cap Index Portfolio Class 3	1,339,042	506,121
SAST SA Morgan Stanley International Equities Portfolio Class 1	31,256	99,041
SAST SA Morgan Stanley International Equities Portfolio Class 3	715,514	1,093,113
SAST SA PIMCO RAE International Value Portfolio Class 3	1,100,611	2,629,158
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3	6,934,830	14,092,357
SAST SA PineBridge High-Yield Bond Portfolio Class 1	98,235	116,457
SAST SA PineBridge High-Yield Bond Portfolio Class 3	2,103,325	992,235
SAST SA Putnam International Growth and Income Portfolio Class 1	43,968	89,193
SAST SA Putnam International Growth and Income Portfolio Class 3	1,071,535	873,472
SAST SA Schroders VCP Global Allocation Portfolio Class 3	1,911,060	6,786,242
SAST SA Small Cap Index Portfolio Class 3	1,260,131	828,289
SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3	9,753,746	3,767,402
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	5,548,470	18,071,718
SAST SA VCP Dynamic Allocation Portfolio Class 3	54,903,340	94,840,582
SAST SA VCP Dynamic Strategy Portfolio Class 3	66,455,052	73,677,573
SAST SA VCP Index Allocation Portfolio Class 3	7,568,185	5,362,926
SAST SA Wellington Capital Appreciation Portfolio Class 1	108,924	1,072,685
SAST SA Wellington Capital Appreciation Portfolio Class 3	10,780,244	13,575,370
SAST SA Wellington Government and Quality Bond Portfolio Class 1	100,828	161,229
SAST SA Wellington Government and Quality Bond Portfolio Class 3	6,417,581	5,295,472
SAST SA Wellington Strategic Multi-Asset Portfolio Class 1	2,537	19,721
SAST SA Wellington Strategic Multi-Asset Portfolio Class 3	2,218,479	1,574,077
VALIC Company I International Equities Index Fund	3,690	8,357
VALIC Company I Mid Cap Index Fund	71,834	135,205
VALIC Company I Nasdaq-100 Index Fund	37,232	125,839
VALIC Company I Small Cap Index Fund	45,691	56,785
VALIC Company I Stock Index Fund	107,318	172,267

53

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.	Financial Highlights

The summary of unit values and units outstanding for sub-accounts, investment income ratios, total return and expense ratios, excluding expenses of the underlying mutual funds, for each of the five years in the period ended December 31, 2023, follows:

	December 31, 2023				For the Year Ended December 31, 2023
		Unit Value ($)(a) (f)		Net	Investment Income	Expense Ratio (%)(d) (f)		Total Return (%)(e) (f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
American Funds IS Asset Allocation Fund Class 2	61,096	41.24	43.99	2,685,012	2.18	0.85	1.20	12.91	13.30
American Funds IS Asset Allocation Fund Class 4	221,266	16.53	16.88	3,724,150	2.20	0.95	1.20	12.67	12.95
American Funds IS Capital Income Builder Class 4	24,056	12.93	13.34	317,128	3.04	0.95	1.40	7.25	7.73
American Funds IS Capital World Bond Fund Class 4	11,427	9.04	9.24	103,366	0.00	0.95	1.20	4.64	4.90
American Funds IS Global Growth Fund Class 2	62,397	65.18	78.40	4,435,211	0.89	0.85	1.72	20.52	21.57
American Funds IS Global Growth Fund Class 4	20,792	19.49	19.91	405,502	0.71	0.95	1.20	20.84	21.14
American Funds IS Global Small Capitalization Fund Class 4	12,428	14.06	14.36	174,839	0.03	0.95	1.20	14.41	14.69
American Funds IS Growth Fund Class 2	70,655	87.40	105.12	6,576,898	0.37	0.85	1.72	36.13	37.31
American Funds IS Growth Fund Class 4	9,382	28.92	29.55	271,427	0.18	0.95	1.20	36.50	36.84
American Funds IS Growth-Income Fund Class 2	104,629	55.92	67.29	6,306,710	1.36	0.85	1.72	23.99	25.07
American Funds IS Growth-Income Fund Class 4	32,262	21.44	21.91	699,414	1.19	0.95	1.20	24.33	24.64
American Funds IS The Bond Fund of America Class 4	36,329		10.18	369,858	3.38		1.20		3.48
BlackRock 60/40 Target Allocation ETF V.I. Fund Class III	3,369		15.35	51,720	1.90		1.10		14.06
BlackRock Global Allocation V.I. Fund Class III	894		13.19	11,793	2.54		1.40		10.93
Columbia VP Income Opportunities Fund Class 1	2,878	28.11	29.74	82,798	5.90	1.52	1.77	9.61	9.88
Columbia VP Large Cap Growth Fund Class 1	11,218	26.39	26.80	299,402	0.00	1.52	1.72	40.73	41.01
Columbia VP Limited Duration Credit Fund Class 2	2,090		10.49	21,924	3.11		1.10		5.50
FTVIP Franklin Allocation VIP Fund Class 2	228,677	15.91	18.82	3,913,838	1.41	0.85	1.90	12.46	13.64
FTVIP Franklin Income VIP Fund Class 2	963,210	17.22	20.39	18,096,692	5.19	0.85	1.90	6.58	7.71
FTVIP Franklin Mutual Global Discovery VIP Fund Class 2	5,099	14.30	14.61	73,319	3.71	0.95	1.20	18.88	19.18
FTVIP Franklin Rising Dividends VIP Fund Class 2	471	21.72	22.19	10,318	0.96	0.95	1.20	10.74	11.02
FTVIP Franklin Strategic Income VIP Fund Class 2	10,136	10.01	10.57	106,295	6.06	0.95	1.40	6.68	7.16
FTVIP Templeton Global Bond VIP Fund Class 2	4,492	8.19	8.37	37,020	0.00	0.95	1.20	1.66	1.91
Goldman Sachs VIT Government Money Market Fund Institutional Shares	14,222		10.13	144,096	6.32		1.40		3.59
Goldman Sachs VIT Government Money Market Fund Service Shares	2,794,324	9.57	10.18	27,840,172	4.60	1.10	1.90	2.82	3.64
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Shares	17,010	9.62	10.08	171,040	6.18	1.10	1.40	6.04	6.36
Goldman Sachs VIT Trend Driven Allocation Fund Service Shares	3,504		12.40	43,449	1.75		1.10		14.31
Invesco V.I. American Franchise Fund Series II	209,595	39.95	44.64	9,146,425	0.00	0.85	1.90	37.96	39.41
Invesco V.I. American Value Fund Series II	3,645		15.51	56,545	0.37		1.20		13.92
Invesco V.I. Comstock Fund Series II	531,104	26.53	42.69	16,366,545	1.55	0.85	1.90	9.99	11.15
Invesco V.I. Equity and Income Fund Series II	9,510		15.64	148,773	1.72		1.20		8.93
Invesco V.I. Growth and Income Fund Series II	639,048	24.56	43.14	19,340,715	1.28	0.85	1.90	10.30	11.46
Lord Abbett Bond Debenture Portfolio Class VC	19,824	11.71	11.97	232,927	5.50	0.95	1.20	5.28	5.55
Lord Abbett Developing Growth Portfolio Class VC	10,248	15.94	16.29	163,405	0.00	0.95	1.20	6.89	7.15
Lord Abbett Fundamental Equity Portfolio Class VC	3,734		17.20	64,239	0.59		1.10		13.38
Lord Abbett Growth and Income Portfolio Class VC	330,798	21.32	34.23	8,454,255	0.93	0.85	1.90	11.06	12.23
Lord Abbett Mid Cap Stock Portfolio Class VC	3,195	32.90	35.12	111,103	0.47	0.85	1.20	14.05	14.44
Lord Abbett Short Duration Income Portfolio Class VC	28,957	10.29	10.54	300,367	4.40	1.10	1.40	3.59	3.90
Lord Abbett Total Return Portfolio Class VC	5,767	10.09	10.31	58,219	6.59	0.95	1.20	5.07	5.33
MFS VIT III Growth Allocation Portfolio Service Class	18,153		10.81	196,306	1.90		0.95		13.94
Morgan Stanley VIF Global Infrastructure Portfolio Class II	1,774	12.49	12.91	22,364	2.77	1.10	1.40	2.82	3.13
Neuberger Berman AMT US Equity Index PutWrite Strategy Portfolio Class S	748		12.41	9,279	0.00		1.40		13.41
PIMCO Dynamic Bond Portfolio Advisor Class	466		10.64	4,961	3.44		1.40		5.51
PIMCO Emerging Markets Bond Portfolio Advisor Class	63,714	9.34	9.58	602,657	5.63	0.95	1.55	9.30	9.96
PIMCO Total Return Portfolio Advisor Class	2,921,151	8.92	9.35	26,844,665	3.39	0.95	1.80	3.94	4.83
PVC Core Plus Bond Account Class 1	1,455		9.48	13,790	2.78		1.70		3.57
PVC Diversified International Account Class 1	2,444	9.36	9.70	23,264	1.29	1.55	1.70	15.47	15.65
PVC Equity Income Account Class 2	8,266	26.02	26.90	220,408	1.75	1.55	1.70	9.06	9.22
PVC Government & High Quality Bond Account Class 1	45		7.18	326	2.18		1.70		2.88
PVC Large Cap Growth Account I Class 1	184		16.46	3,033	0.00		1.55		38.19
PVC MidCap Account Class 2	22,527	41.62	42.87	941,014	0.00	1.55	1.70	23.63	23.81
PVC Principal Capital Appreciation Account Class 2	4,295	44.19	45.68	192,864	0.64	1.55	1.70	22.75	22.93
PVC SAM Balanced Portfolio Class 2	175,520	19.33	20.46	3,483,099	2.20	1.52	1.77	13.63	13.91
PVC SAM Conservative Balanced Portfolio Class 2	2,368		12.30	29,116	2.62		1.70		9.92
PVC SAM Conservative Growth Portfolio Class 2	23,768	22.66	23.81	562,777	1.54	1.55	1.77	16.97	17.22
PVC SAM Flexible Income Portfolio Class 2	5,861	12.72	13.14	74,683	2.96	1.55	1.70	7.37	7.53
PVC SAM Strategic Growth Portfolio Class 2	15,422	27.03	27.93	429,386	1.21	1.55	1.70	19.53	19.71
PVC Short-Term Income Account Class 1	3,498		7.48	26,170	1.83		1.55		3.98
PVC SmallCap Account Class 2	442		18.35	8,107	0.05		1.55		13.62
SST SA Allocation Balanced Portfolio Class 3	998,525	12.18	16.70	18,054,399	2.36	0.95	1.90	9.32	10.36
SST SA Allocation Growth Portfolio Class 3	1,316,204	14.40	21.84	30,260,175	2.31	0.85	1.90	14.99	16.20
SST SA Allocation Moderate Growth Portfolio Class 3	1,250,593	13.52	19.35	26,284,396	2.43	0.95	1.90	12.89	13.96
SST SA Allocation Moderate Portfolio Class 3	990,946	12.99	18.44	19,892,633	2.41	0.95	1.90	11.56	12.62
SST SA American Century Inflation Protection Portfolio Class 3	2,013,421	10.54	12.39	22,924,771	4.79	0.85	1.90	1.35	2.41
SST SA Columbia Focused Value Portfolio Class 3	332		20.13	6,685	1.27		1.10		4.19
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3	10,218	9.73	10.09	101,290	1.81	1.10	1.40	4.55	4.86
SST SA Multi-Managed International Equity Portfolio Class 3	3,054	13.09	13.26	40,247	2.11	1.10	1.40	14.23	14.58

54

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2023				For the Year Ended December 31, 2023
		Unit Value ($)(a) (f)		Net	Investment Income	Expense Ratio (%)(d) (f)		Total Return (%)(e) (f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
SST SA Multi-Managed Large Cap Growth Portfolio Class 3	1,867		24.34	45,434	0.00		1.10		35.52
SST SA Multi-Managed Mid Cap Growth Portfolio Class 3	337		22.05	7,426	0.00		1.10		19.72
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	337		17.86	6,018	0.91		1.10		12.70
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3	569,597	16.19	16.66	9,382,915	1.59	1.15	1.55	18.77	19.25
SAST SA AB Growth Portfolio Class 1	157,927	18.94	169.61	20,624,941	0.00	1.40	1.52	33.00	33.16
SAST SA AB Growth Portfolio Class 3	553,749	44.95	48.99	37,108,304	0.00	0.85	1.90	32.18	33.57
SAST SA AB Small & Mid Cap Value Portfolio Class 3	638,667	28.29	31.89	21,952,750	0.68	0.85	1.90	14.42	15.62
SAST SA American Funds Asset Allocation Portfolio Class 3	5,385,628	19.27	22.12	131,377,406	2.47	1.00	1.90	11.77	12.77
SAST SA American Funds Global Growth Portfolio Class 3	599,740	24.77	30.27	19,532,625	0.71	1.10	1.90	20.06	21.02
SAST SA American Funds Growth Portfolio Class 3	1,129,460	37.63	42.75	52,603,252	1.45	1.10	1.90	35.41	36.50
SAST SA American Funds Growth-Income Portfolio Class 3	796,567	28.30	30.59	26,367,914	2.26	1.00	1.90	23.49	24.60
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	10,945,468	15.95	17.85	190,827,437	1.77	1.15	2.15	13.12	14.26
SAST SA BlackRock Multi-Factor 70/30 Portfolio Class 3	653,922	10.93	11.15	7,205,813	2.08	0.95	1.55	11.36	12.03
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	6,002,610	11.58	12.29	72,566,518	0.69	1.15	1.90	9.94	10.77
SAST SA DFA Ultra Short Bond Portfolio Class 1	80,509	11.57	11.85	932,311	1.14	1.40	1.52	3.06	3.18
SAST SA DFA Ultra Short Bond Portfolio Class 3	2,497,777	7.83	10.67	21,976,317	0.96	0.85	1.90	2.43	3.51
SAST SA Emerging Markets Equity Index Portfolio Class 3	154,337	9.07	9.39	1,420,620	2.51	0.95	1.55	7.08	7.72
SAST SA Federated Hermes Corporate Bond Portfolio Class 1	34,727		32.38	1,124,598	3.50		1.52		6.43
SAST SA Federated Hermes Corporate Bond Portfolio Class 3	3,104,329	16.61	28.55	59,494,605	3.43	0.85	1.90	5.73	6.84
SAST SA Fidelity Institutional AM® International Growth Portfolio Class 3	179,945	13.26	13.73	2,416,530	0.20	0.80	1.55	25.14	26.08
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	14,656		46.38	679,688	1.98		1.52		12.30
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	412,043	14.70	60.36	8,787,359	2.04	0.85	1.90	11.72	12.89
SAST SA Fixed Income Index Portfolio Class 3	1,021,280	9.41	10.19	9,912,937	2.18	0.95	1.80	3.61	4.49
SAST SA Fixed Income Intermediate Index Portfolio Class 3	832,610	9.54	9.93	8,197,698	1.64	1.15	1.80	2.94	3.61
SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 1	127,942	99.22	101.64	12,713,530	2.37	1.40	1.52	5.77	5.89
SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 3	528,677	24.89	42.62	19,706,436	2.18	0.85	1.90	5.16	6.27
SAST SA Franklin Small Company Value Portfolio Class 3	512,774	23.94	26.40	12,930,014	0.26	0.85	1.90	10.58	11.74
SAST SA Franklin Systematic U.S. Large Cap Core Portfolio Class 3	53,311	14.68	14.94	790,356	1.35	1.15	1.55	19.35	19.82
SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 1	23,023		46.96	1,081,123	1.80		1.52		6.74
SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 3	340,198	35.69	59.67	13,199,495	1.53	0.85	1.90	6.02	7.14
SAST SA Franklin Tactical Opportunities Portfolio Class 3	604,948	12.88	13.13	7,888,650	1.63	0.95	1.55	13.80	14.48
SAST SA Global Index Allocation 60/40 Portfolio Class 3	984,074	12.08	12.50	12,060,792	1.52	0.95	1.55	11.81	12.48
SAST SA Global Index Allocation 75/25 Portfolio Class 3	724,865	12.54	12.94	9,239,523	1.53	1.00	1.55	13.85	14.47
SAST SA Global Index Allocation 90/10 Portfolio Class 3	1,931,420	12.99	13.44	25,483,133	1.70	0.95	1.55	16.04	16.74
SAST SA Goldman Sachs Global Bond Portfolio Class 1	21,314		18.95	403,996	0.00		1.52		2.71
SAST SA Goldman Sachs Global Bond Portfolio Class 3	1,893,905	9.57	15.14	20,545,017	0.00	0.85	1.90	2.10	3.17
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	662,664	12.68	12.92	8,497,450	0.96	0.95	1.55	14.80	15.49
SAST SA Index Allocation 60/40 Portfolio Class 3	2,021,376	13.67	14.27	29,272,171	1.42	0.95	1.55	13.29	13.97
SAST SA Index Allocation 80/20 Portfolio Class 3	4,696,448	15.89	16.50	75,946,706	1.56	1.00	1.55	16.56	17.20
SAST SA Index Allocation 90/10 Portfolio Class 3	7,668,380	15.20	16.65	129,911,710	1.64	0.95	1.55	18.26	18.97
SAST SA International Index Portfolio Class 3	208,422	11.56	11.85	2,448,822	2.63	1.15	1.55	15.35	15.82
SAST SA Invesco Growth Opportunities Portfolio Class 1	17,321		15.85	274,600	0.00		1.52		10.81
SAST SA Invesco Growth Opportunities Portfolio Class 3	379,181	17.01	27.34	9,318,520	0.00	0.85	1.90	10.31	11.47
SAST SA Janus Focused Growth Portfolio Class 1	20,729		46.13	956,283	0.00		1.40		37.40
SAST SA Janus Focused Growth Portfolio Class 3	252,522	36.90	41.13	10,282,911	0.00	0.85	1.90	36.38	37.81
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	99,615		35.36	3,522,119	1.49		1.52		13.70
SAST SA JPMorgan Diversified Balanced Portfolio Class 3	972,865	20.56	22.56	22,293,973	1.34	0.85	1.90	12.95	14.14
SAST SA JPMorgan Emerging Markets Portfolio Class 1	40,027		19.44	778,092	3.84		1.52		8.63
SAST SA JPMorgan Emerging Markets Portfolio Class 3	559,115	10.75	26.03	7,431,401	3.76	0.85	1.90	8.07	9.21
SAST SA JPMorgan Equity-Income Portfolio Class 1	58,666		89.05	5,223,973	2.32		1.52		3.11
SAST SA JPMorgan Equity-Income Portfolio Class 3	704,560	27.01	31.25	21,395,852	2.33	0.85	1.90	2.44	3.52
SAST SA JPMorgan Global Equities Portfolio Class 1	20,006		46.80	936,289	1.36		1.52		21.97
SAST SA JPMorgan Global Equities Portfolio Class 3	153,609	19.38	22.41	3,632,776	1.21	0.95	1.90	21.15	22.30
SAST SA JPMorgan Large Cap Core Portfolio Class 1	23,637		62.52	1,477,839	0.76		1.52		25.56
SAST SA JPMorgan Large Cap Core Portfolio Class 3	294,427	29.53	43.11	10,008,498	0.51	0.85	1.90	24.74	26.06
SAST SA JPMorgan MFS Core Bond Portfolio Class 1	20,508		29.13	597,384	2.75		1.52		4.94
SAST SA JPMorgan MFS Core Bond Portfolio Class 3	3,623,925	12.79	21.58	53,489,425	2.69	0.85	1.90	4.46	5.56
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	83,983		45.29	3,803,420	0.00		1.52		21.48
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	575,689	39.64	41.08	25,433,832	0.00	0.85	1.90	20.74	22.01
SAST SA Large Cap Growth Index Portfolio Class 3	260,461	18.15	18.57	4,799,400	0.33	1.15	1.55	27.07	27.58
SAST SA Large Cap Index Portfolio Class 3	537,312	18.28	18.75	10,016,169	1.29	1.15	1.55	23.69	24.18
SAST SA Large Cap Value Index Portfolio Class 3	373,144	16.17	16.55	6,125,523	1.49	1.15	1.55	19.62	20.10
SAST SA MFS Blue Chip Growth Portfolio Class 1	39,653		24.50	971,358	0.59		1.52		38.96
SAST SA MFS Blue Chip Growth Portfolio Class 3	341,708	25.27	36.81	12,679,887	0.30	0.85	1.90	38.21	39.66
SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	32,619		79.03	2,577,741	0.86		1.52		17.26
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	315,646	32.52	39.68	12,765,384	0.60	0.85	1.90	16.51	17.74
SAST SA MFS Total Return Portfolio Class 1	51,485	57.95	59.36	2,993,119	1.93	1.40	1.52	8.65	8.78
SAST SA MFS Total Return Portfolio Class 3	623,741	19.78	35.37	15,311,661	1.71	0.85	1.90	7.99	9.12
SAST SA Mid Cap Index Portfolio Class 3	408,818	14.67	15.04	6,100,504	1.11	1.15	1.55	13.95	14.40
SAST SA Morgan Stanley International Equities Portfolio Class 1	60,479		18.12	1,095,884	1.53		1.52		14.81
SAST SA Morgan Stanley International Equities Portfolio Class 3	419,153	12.27	13.12	6,198,604	1.32	0.85	1.90	14.17	15.37
SAST SA PIMCO RAE International Value Portfolio Class 3	1,070,763	10.88	12.92	14,937,995	4.03	0.85	1.90	15.12	16.33
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3	6,746,204	12.25	13.48	96,086,562	4.03	1.00	1.90	9.69	10.67

55

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2023				For the Year Ended December 31, 2023
		Unit Value ($)(a) (f)		Net	Investment Income	Expense Ratio (%)(d) (f)		Total Return (%)(e) (f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
SAST SA PineBridge High-Yield Bond Portfolio Class 1	28,033		39.81	1,115,982	6.28		1.52		14.42
SAST SA PineBridge High-Yield Bond Portfolio Class 3	398,830	17.68	30.47	8,316,090	6.08	0.85	1.90	13.56	14.76
SAST SA Putnam International Growth and Income Portfolio Class 1	76,980	21.94	22.47	1,694,478	2.60	1.40	1.52	17.68	17.82
SAST SA Putnam International Growth and Income Portfolio Class 3	393,128	11.58	18.88	6,137,082	2.20	0.85	1.90	16.94	18.17
SAST SA Schroders VCP Global Allocation Portfolio Class 3	4,052,842	12.23	12.98	51,720,238	1.25	1.15	1.90	13.09	13.94
SAST SA Small Cap Index Portfolio Class 3	450,627	12.60	12.92	5,772,869	0.83	1.15	1.55	14.18	14.64
SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3	3,627,679	14.50	14.66	53,418,372	0.95	0.95	1.55	17.28	17.99
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	8,855,579	14.34	15.46	132,689,596	1.62	0.95	1.90	14.10	15.19
SAST SA VCP Dynamic Allocation Portfolio Class 3	41,578,385	15.64	18.04	709,931,107	2.14	0.95	2.15	11.09	12.42
SAST SA VCP Dynamic Strategy Portfolio Class 3	32,504,266	15.15	15.24	539,044,404	2.41	0.95	2.15	9.71	11.03
SAST SA VCP Index Allocation Portfolio Class 3	5,111,200	12.73	13.18	66,011,787	1.41	1.00	1.55	14.11	14.74
SAST SA Wellington Capital Appreciation Portfolio Class 1	49,192	229.78	478.54	11,706,529	0.00	1.40	1.52	37.60	37.76
SAST SA Wellington Capital Appreciation Portfolio Class 3	1,069,484	51.36	79.79	68,343,266	0.00	0.85	1.90	36.68	38.12
SAST SA Wellington Government and Quality Bond Portfolio Class 1	56,371	20.20	47.68	1,223,723	2.18	1.40	1.52	3.49	3.62
SAST SA Wellington Government and Quality Bond Portfolio Class 3	2,294,731	10.56	17.05	29,599,518	2.00	0.85	1.90	2.81	3.89
SAST SA Wellington Strategic Multi-Asset Portfolio Class 1	2,120		83.11	176,157	1.46		1.40		13.52
SAST SA Wellington Strategic Multi-Asset Portfolio Class 3	888,636	13.61	14.21	12,317,534	1.37	0.95	1.55	13.08	13.76
VALIC Company I International Equities Index Fund	8,661	13.32	13.46	116,209	2.49	1.10	1.40	15.63	15.97
VALIC Company I Mid Cap Index Fund	22,332	18.88	20.61	452,852	1.25	1.10	1.40	14.33	14.68
VALIC Company I Nasdaq-100 Index Fund	6,168	36.34	39.20	241,010	0.35	1.10	1.40	52.36	52.81
VALIC Company I Small Cap Index Fund	8,761	16.23	18.41	152,510	1.59	1.10	1.40	14.74	15.09
VALIC Company I Stock Index Fund	53,392	23.47	25.20	1,330,251	1.28	1.10	1.40	24.06	24.43

	December 31, 2022				For the Year Ended December 31, 2022
		Unit Value ($)(a) (f)		Net	Investment Income	Expense Ratio (%)(d) (f)		Total Return (%)(e) (f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
American Funds IS Asset Allocation Fund Class 2	65,190	36.53	38.83	2,528,763	1.79	0.85	1.20	-14.44	-14.14
American Funds IS Asset Allocation Fund Class 4	165,294	14.67	14.95	2,461,328	1.81	0.95	1.20	-14.69	-14.48
American Funds IS Capital Income Builder Class 4	13,560	12.06	12.38	165,414	2.34	0.95	1.40	-8.66	-8.25
American Funds IS Capital World Bond Fund Class 4	7,747	8.64	8.81	66,985	0.25	0.95	1.20	-18.82	-18.62
American Funds IS Global Growth Fund Class 2	71,019	54.08	64.49	4,175,390	0.59	0.85	1.72	-26.02	-25.38
American Funds IS Global Growth Fund Class 4	20,807	16.13	16.43	335,809	0.40	0.95	1.20	-25.81	-25.63
American Funds IS Global Small Capitalization Fund Class 4	7,698	12.29	12.52	94,706	0.00	0.95	1.20	-30.53	-30.35
American Funds IS Growth Fund Class 2	78,889	64.21	76.56	5,384,549	0.29	0.85	1.72	-31.13	-30.53
American Funds IS Growth Fund Class 4	8,503	21.19	21.59	180,235	0.10	0.95	1.20	-30.95	-30.77
American Funds IS Growth-Income Fund Class 2	114,106	45.10	53.80	5,531,990	1.18	0.85	1.72	-17.91	-17.20
American Funds IS Growth-Income Fund Class 4	32,371	17.25	17.58	563,715	1.02	0.95	1.20	-17.70	-17.49
American Funds IS The Bond Fund of America Class 4	32,204		9.84	316,838	2.61		1.20		-13.79
BlackRock 60/40 Target Allocation ETF V.I. Fund Class III	3,369		13.46	45,345	1.37		1.10		-15.96
BlackRock Global Allocation V.I. Fund Class III	894		11.89	10,631	0.00		1.40		-17.24
Columbia VP Income Opportunities Fund Class 1	3,629	25.65	27.07	95,598	5.10	1.52	1.77	-11.59	-11.37
Columbia VP Large Cap Growth Fund Class 1	14,737	18.75	19.01	279,235	0.00	1.52	1.72	-32.55	-32.42
Columbia VP Limited Duration Credit Fund Class 2	1,932		9.94	19,212	0.48		1.10		-7.38
FTVIP Franklin Allocation VIP Fund Class 2	233,309	14.15	16.56	3,532,066	1.61	0.85	1.90	-17.58	-16.71
FTVIP Franklin Income VIP Fund Class 2	967,982	16.15	18.93	16,958,428	4.84	0.85	1.90	-7.25	-6.27
FTVIP Franklin Mutual Global Discovery VIP Fund Class 2	1,745	12.03	12.26	21,135	0.93	0.95	1.20	-5.88	-5.65
FTVIP Franklin Rising Dividends VIP Fund Class 2	581	19.61	19.99	11,464	0.78	0.95	1.20	-11.64	-11.41
FTVIP Franklin Strategic Income VIP Fund Class 2	4,547	9.39	9.87	44,207	3.33	0.95	1.40	-11.99	-11.59
FTVIP Templeton Global Bond VIP Fund Class 2	695		8.06	5,596	0.00		1.20		-6.08
Goldman Sachs VIT Government Money Market Fund Institutional Shares	7,640		9.78	74,729	1.56		1.40		0.17
Goldman Sachs VIT Government Money Market Fund Service Shares	2,789,638	9.31	9.98	26,890,700	1.59	0.85	1.90	-0.53	0.52
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Shares	18,694	9.07	9.47	176,119	5.79	1.10	1.40	-7.91	-7.63
Goldman Sachs VIT Trend Driven Allocation Fund Service Shares	3,504		10.85	38,009	0.00		1.10		-20.05
Invesco V.I. American Franchise Fund Series II	203,667	28.95	32.02	6,382,284	0.00	0.85	1.90	-32.59	-31.88
Invesco V.I. American Value Fund Series II	3,814		13.62	51,940	0.46		1.20		-4.02
Invesco V.I. Balanced-Risk Allocation Fund Series II	—		13.16	—	0.00		1.10		-7.33
Invesco V.I. Comstock Fund Series II	569,204	24.12	38.41	15,866,821	1.42	0.85	1.90	-1.05	-0.01
Invesco V.I. Equity and Income Fund Series II	9,520		14.36	136,730	1.39		1.20		-8.81
Invesco V.I. Growth and Income Fund Series II	701,562	22.27	38.71	19,170,431	1.25	0.85	1.90	-7.77	-6.80
Lord Abbett Bond Debenture Portfolio Class VC	17,314	11.13	11.34	192,738	4.36	0.95	1.20	-13.84	-13.62
Lord Abbett Developing Growth Portfolio Class VC	10,253	14.91	15.20	152,931	0.00	0.95	1.20	-36.75	-36.59
Lord Abbett Fundamental Equity Portfolio Class VC	3,734		15.17	56,656	1.04		1.10		-12.94
Lord Abbett Growth and Income Portfolio Class VC	342,142	19.19	30.50	7,886,485	1.25	0.85	1.90	-11.14	-10.20
Lord Abbett Mid Cap Stock Portfolio Class VC	3,279	28.85	30.69	99,789	0.74	0.85	1.20	-12.27	-11.96
Lord Abbett Short Duration Income Portfolio Class VC	30,728	9.64	10.14	306,236	2.73	1.10	1.70	-6.66	-6.10
Lord Abbett Total Return Portfolio Class VC	1,662	9.60	9.79	15,990	3.34	0.95	1.20	-15.07	-14.86
Morgan Stanley VIF Global Infrastructure Portfolio Class II	5,541	11.29	12.52	65,108	2.64	1.10	1.70	-9.86	-9.32
Neuberger Berman AMT US Equity Index PutWrite Strategy Portfolio Class S	2,115		10.94	23,146	0.00		1.40		-12.51
PIMCO All Asset Portfolio Advisor Class	—		11.31	—	4.73		1.40		-17.96
PIMCO Dynamic Bond Portfolio Advisor Class	1,451		10.08	14,630	2.59		1.40		-7.75
PIMCO Emerging Markets Bond Portfolio Advisor Class	52,363	8.54	8.71	451,442	4.52	0.95	1.55	-17.09	-16.60

56

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2022				For the Year Ended December 31, 2022
		Unit Value ($)(a) (f)		Net	Investment Income	Expense Ratio (%)(d) (f)		Total Return (%)(e) (f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
PIMCO Total Return Portfolio Advisor Class	2,279,484	8.58	8.92	20,052,424	2.46	0.95	1.80	-15.91	-15.19
PVC Core Plus Bond Account Class 1	1,663		9.15	15,221	2.90		1.70		-15.57
PVC Diversified International Account Class 1	2,444	8.10	8.39	20,132	2.42	1.55	1.70	-21.35	-21.23
PVC Equity Income Account Class 2	10,226	23.86	24.63	249,916	1.65	1.55	1.70	-12.22	-12.09
PVC Government & High Quality Bond Account Class 1	46		6.98	317	1.46		1.70		-13.29
PVC Large Cap Growth Account I Class 1	215		11.91	2,562	0.00		1.55		-35.17
PVC MidCap Account Class 2	22,727	33.66	34.63	767,833	0.00	1.55	1.70	-24.46	-24.34
PVC Principal Capital Appreciation Account Class 2	4,812	36.00	37.16	175,633	0.58	1.55	1.70	-18.02	-17.90
PVC SAM Balanced Portfolio Class 2	190,047	17.01	17.96	3,312,341	1.95	1.52	1.77	-17.76	-17.55
PVC SAM Conservative Balanced Portfolio Class 2	2,371		11.19	26,519	2.14		1.70		-16.13
PVC SAM Conservative Growth Portfolio Class 2	27,531	19.38	20.31	556,511	1.77	1.55	1.77	-19.41	-19.23
PVC SAM Flexible Income Portfolio Class 2	6,374	11.84	12.22	75,814	2.54	1.55	1.70	-14.83	-14.70
PVC SAM Strategic Growth Portfolio Class 2	15,439	22.61	23.33	359,124	1.83	1.55	1.70	-20.34	-20.22
PVC Short-Term Income Account Class 1	3,630	6.98	7.19	26,065	1.12	1.55	1.70	-5.07	-4.93
PVC SmallCap Account Class 2	454		16.15	7,325	0.00		1.55		-22.10
SST SA Allocation Balanced Portfolio Class 3	922,390	11.04	15.28	15,146,385	2.65	0.95	1.90	-17.09	-16.30
SST SA Allocation Growth Portfolio Class 3	1,141,337	12.34	18.66	22,883,622	2.60	0.95	1.95	-19.10	-18.29
SST SA Allocation Moderate Growth Portfolio Class 3	1,183,327	11.86	17.14	22,005,598	2.87	0.95	1.90	-18.30	-17.53
SST SA Allocation Moderate Portfolio Class 3	930,338	11.54	16.53	16,621,287	2.87	0.95	1.90	-17.85	-17.07
SST SA American Century Inflation Protection Portfolio Class 3	1,980,049	10.40	12.10	22,109,688	2.27	0.85	1.90	-12.81	-11.89
SST SA Columbia Focused Value Portfolio Class 3	332		19.32	6,417	1.50		1.10		-3.09
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3	13,784	9.31	9.62	131,061	1.76	1.10	1.40	-15.68	-15.42
SST SA Multi-Managed International Equity Portfolio Class 3	3,060	11.46	11.57	35,251	1.88	1.10	1.40	-17.73	-17.49
SST SA Multi-Managed Large Cap Growth Portfolio Class 3	2,220		17.96	39,866	0.00		1.10		-38.70
SST SA Multi-Managed Mid Cap Growth Portfolio Class 3	337		18.42	6,203	0.00		1.10		-29.76
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	337		15.85	5,340	0.51		1.10		-10.00
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3	558,274	13.63	13.97	7,726,966	1.13	1.15	1.55	-18.66	-18.33
SAST SA AB Growth Portfolio Class 1	173,625	14.22	127.52	16,716,898	0.00	1.40	1.52	-29.68	-29.60
SAST SA AB Growth Portfolio Class 3	565,244	33.65	37.06	30,254,235	0.00	0.85	1.90	-30.12	-29.39
SAST SA AB Small & Mid Cap Value Portfolio Class 3	682,189	24.69	27.59	20,476,203	0.80	0.85	1.95	-17.59	-16.68
SAST SA American Funds Asset Allocation Portfolio Class 3	5,515,313	19.79	22.32	119,657,070	1.79	1.15	1.90	-15.21	-14.57
SAST SA American Funds Global Growth Portfolio Class 3	672,171	20.47	25.21	18,117,198	0.00	1.10	1.90	-26.38	-25.79
SAST SA American Funds Growth Portfolio Class 3	1,141,543	27.57	31.57	38,965,533	0.51	1.10	1.90	-31.40	-30.85
SAST SA American Funds Growth-Income Portfolio Class 3	818,722	22.50	24.73	21,781,054	0.86	1.10	1.95	-18.35	-17.65
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	11,848,995	14.10	15.62	181,156,486	0.92	1.15	2.15	-18.94	-18.13
SAST SA BlackRock Multi-Factor 70/30 Portfolio Class 3	566,841	9.82	9.95	5,592,262	1.99	0.95	1.55	-17.28	-16.79
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	6,345,855	10.53	11.09	69,392,712	0.00	1.15	1.90	-19.26	-18.65
SAST SA DFA Ultra Short Bond Portfolio Class 1	83,459	11.23	11.49	937,198	0.00	1.40	1.52	-3.02	-2.90
SAST SA DFA Ultra Short Bond Portfolio Class 3	2,212,383	7.64	10.31	18,833,795	0.00	0.85	1.90	-3.71	-2.69
SAST SA Emerging Markets Equity Index Portfolio Class 3	139,298	8.47	8.71	1,193,803	1.70	0.95	1.55	-21.77	-21.30
SAST SA Federated Hermes Corporate Bond Portfolio Class 1	36,672		30.43	1,115,789	3.39		1.52		-15.57
SAST SA Federated Hermes Corporate Bond Portfolio Class 3	2,876,328	15.71	26.72	52,067,831	3.34	0.85	1.90	-16.11	-15.23
SAST SA Fidelity Institutional AM® International Growth Portfolio Class 3	165,929	10.59	10.89	1,775,043	0.00	0.80	1.55	-27.85	-27.31
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	17,670		41.30	729,714	0.92		1.52		-28.05
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	446,444	13.16	53.47	8,512,762	0.66	0.85	1.90	-28.54	-27.78
SAST SA Fixed Income Index Portfolio Class 3	881,489	9.09	9.75	8,210,158	1.68	0.95	1.80	-14.63	-13.90
SAST SA Fixed Income Intermediate Index Portfolio Class 3	615,089	9.26	9.58	5,843,815	1.20	1.15	1.80	-9.10	-8.51
SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 1	138,278	93.81	95.98	12,992,823	1.68	1.40	1.52	-2.83	-2.71
SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 3	556,652	23.67	40.10	19,996,829	1.48	0.85	1.90	-3.45	-2.43
SAST SA Franklin Small Company Value Portfolio Class 3	505,866	21.65	23.63	11,464,076	0.42	0.85	1.90	-12.36	-11.44
SAST SA Franklin Systematic U.S. Large Cap Core Portfolio Class 3	49,035	12.30	12.46	607,949	2.02	1.15	1.55	-14.73	-14.39
SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 1	22,547		43.99	991,880	1.87		1.52		-9.09
SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 3	368,131	33.66	55.70	13,319,703	1.63	0.85	1.90	-9.63	-8.68
SAST SA Franklin Tactical Opportunities Portfolio Class 3	508,396	11.32	11.47	5,816,389	1.17	0.95	1.55	-15.23	-14.72
SAST SA Global Index Allocation 60/40 Portfolio Class 3	978,909	10.81	11.11	10,702,202	0.05	0.95	1.55	-15.66	-15.15
SAST SA Global Index Allocation 75/25 Portfolio Class 3	636,991	11.02	11.30	7,110,277	0.11	1.00	1.55	-16.80	-16.34
SAST SA Global Index Allocation 90/10 Portfolio Class 3	1,990,376	11.19	11.51	22,565,995	1.25	0.95	1.55	-17.60	-17.10
SAST SA Goldman Sachs Global Bond Portfolio Class 1	24,680		18.45	455,459	0.00		1.52		-20.15
SAST SA Goldman Sachs Global Bond Portfolio Class 3	1,869,631	9.37	14.67	19,752,615	0.00	0.85	1.90	-20.70	-19.87
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	611,058	11.04	11.19	6,816,618	0.00	0.95	1.55	-17.63	-17.13
SAST SA Index Allocation 60/40 Portfolio Class 3	2,040,143	11.99	12.60	26,034,234	1.27	0.95	1.55	-16.24	-15.74
SAST SA Index Allocation 80/20 Portfolio Class 3	4,617,545	13.63	14.08	63,907,003	1.41	1.00	1.55	-17.47	-17.01
SAST SA Index Allocation 90/10 Portfolio Class 3	7,150,247	12.78	14.08	102,186,280	1.42	0.95	1.55	-18.11	-17.62
SAST SA International Index Portfolio Class 3	155,147	10.02	10.23	1,573,684	2.70	1.15	1.55	-16.06	-15.73
SAST SA Invesco Growth Opportunities Portfolio Class 1	12,767		14.31	182,658	0.00		1.52		-36.34
SAST SA Invesco Growth Opportunities Portfolio Class 3	391,003	15.26	24.78	8,565,179	0.00	0.85	1.90	-36.82	-36.15
SAST SA Janus Focused Growth Portfolio Class 1	24,187		33.57	812,062	0.00		1.40		-34.46
SAST SA Janus Focused Growth Portfolio Class 3	274,469	27.06	29.84	8,126,707	0.00	0.85	1.90	-34.95	-34.26
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	117,041		31.10	3,639,650	1.06		1.52		-17.23
SAST SA JPMorgan Diversified Balanced Portfolio Class 3	1,030,012	18.20	19.77	20,809,857	0.90	0.85	1.90	-17.71	-16.85
SAST SA JPMorgan Emerging Markets Portfolio Class 1	43,554		17.89	779,386	2.51		1.52		-26.57
SAST SA JPMorgan Emerging Markets Portfolio Class 3	543,338	9.94	23.84	6,696,607	2.52	0.85	1.90	-27.06	-26.29
SAST SA JPMorgan Equity-Income Portfolio Class 1	66,830		86.36	5,771,535	1.79		1.52		-3.32
SAST SA JPMorgan Equity-Income Portfolio Class 3	626,655	26.37	30.19	18,670,559	1.76	0.85	1.90	-3.91	-2.90

57

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2022				For the Year Ended December 31, 2022
		Unit Value ($)(a) (f)		Net	Investment Income	Expense Ratio (%)(d) (f)		Total Return (%)(e) (f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
SAST SA JPMorgan Global Equities Portfolio Class 1	25,817		38.37	990,606	1.58		1.52		-17.09
SAST SA JPMorgan Global Equities Portfolio Class 3	137,328	15.99	18.33	2,717,387	1.47	0.95	1.90	-17.60	-16.82
SAST SA JPMorgan Large Cap Core Portfolio Class 1	25,464		49.80	1,267,975	0.90		1.52		-21.39
SAST SA JPMorgan Large Cap Core Portfolio Class 3	274,434	23.67	34.20	7,489,838	0.76	0.85	1.90	-21.89	-21.07
SAST SA JPMorgan MFS Core Bond Portfolio Class 1	22,930		27.76	636,479	2.23		1.52		-14.45
SAST SA JPMorgan MFS Core Bond Portfolio Class 3	3,616,789	12.24	20.44	50,914,508	1.99	0.85	1.90	-15.09	-14.20
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	92,854		37.28	3,461,784	0.00		1.52		-28.17
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	568,068	32.49	34.02	20,643,287	0.00	0.85	1.90	-28.62	-27.87
SAST SA Large Cap Growth Index Portfolio Class 3	246,018	14.28	14.55	3,556,738	0.27	1.15	1.55	-30.88	-30.60
SAST SA Large Cap Index Portfolio Class 3	461,696	14.78	15.10	6,935,419	1.12	1.15	1.55	-19.79	-19.47
SAST SA Large Cap Value Index Portfolio Class 3	366,341	13.52	13.78	5,014,529	1.98	1.15	1.55	-7.24	-6.87
SAST SA MFS Blue Chip Growth Portfolio Class 1	29,958		17.63	528,121	0.00		1.52		-30.87
SAST SA MFS Blue Chip Growth Portfolio Class 3	385,632	18.10	26.64	10,133,974	0.00	0.85	1.90	-31.36	-30.63
SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	34,828		67.39	2,347,165	1.07		1.52		-17.59
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	362,150	27.91	33.70	12,498,156	0.82	0.85	1.90	-18.09	-17.22
SAST SA MFS Total Return Portfolio Class 1	53,691	53.34	54.57	2,872,238	1.47	1.40	1.52	-11.05	-10.95
SAST SA MFS Total Return Portfolio Class 3	620,769	18.31	32.41	14,130,029	1.24	0.85	1.90	-11.59	-10.66
SAST SA Mid Cap Index Portfolio Class 3	356,189	12.87	13.14	4,650,198	0.80	1.15	1.55	-14.97	-14.63
SAST SA Morgan Stanley International Equities Portfolio Class 1	64,398		15.78	1,016,389	2.46		1.52		-15.28
SAST SA Morgan Stanley International Equities Portfolio Class 3	441,607	10.74	11.37	5,732,614	2.40	0.85	1.90	-15.79	-14.91
SAST SA PIMCO RAE International Value Portfolio Class 3	1,222,736	9.45	11.11	14,702,933	3.75	0.85	1.90	-10.13	-9.18
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3	7,468,257	11.07	12.29	96,469,845	0.00	1.00	1.90	-19.22	-18.49
SAST SA PineBridge High-Yield Bond Portfolio Class 1	29,947		34.79	1,041,943	5.35		1.52		-11.18
SAST SA PineBridge High-Yield Bond Portfolio Class 3	358,597	15.57	26.55	6,607,136	5.11	0.85	1.90	-11.52	-10.59
SAST SA Putnam International Growth and Income Portfolio Class 1	79,994	18.64	19.07	1,496,094	1.57	1.40	1.52	-8.11	-8.00
SAST SA Putnam International Growth and Income Portfolio Class 3	368,620	9.91	15.97	5,110,435	1.47	0.85	1.90	-8.72	-7.76
SAST SA Schroders VCP Global Allocation Portfolio Class 3	4,455,359	10.81	11.39	50,010,975	0.65	1.15	1.90	-20.12	-19.52
SAST SA Small Cap Index Portfolio Class 3	410,052	11.03	11.27	4,585,440	0.55	1.15	1.55	-22.21	-21.89
SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3	3,192,958	12.36	12.43	39,994,111	0.36	0.95	1.55	-19.56	-19.08
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	9,780,463	12.57	13.42	127,706,735	0.77	0.95	1.90	-20.50	-19.74
SAST SA VCP Dynamic Allocation Portfolio Class 3	46,333,105	14.08	16.05	706,960,724	2.28	0.95	2.15	-18.91	-17.93
SAST SA VCP Dynamic Strategy Portfolio Class 3	36,287,867	13.64	13.89	544,507,285	2.08	0.95	2.15	-16.34	-15.34
SAST SA VCP Index Allocation Portfolio Class 3	4,993,771	11.16	11.49	56,377,538	0.00	1.00	1.55	-18.20	-17.75
SAST SA Wellington Capital Appreciation Portfolio Class 1	52,947	167.00	347.37	9,179,523	0.00	1.40	1.52	-37.30	-37.22
SAST SA Wellington Capital Appreciation Portfolio Class 3	1,086,426	37.58	57.77	51,373,383	0.00	0.85	1.90	-37.67	-37.02
SAST SA Wellington Government and Quality Bond Portfolio Class 1	61,595	19.52	46.02	1,250,544	1.25	1.40	1.52	-14.71	-14.61
SAST SA Wellington Government and Quality Bond Portfolio Class 3	2,209,104	10.27	16.41	27,748,666	0.88	0.85	1.90	-15.29	-14.40
SAST SA Wellington Strategic Multi-Asset Portfolio Class 1	2,346		73.21	171,781	0.82		1.40		-18.15
SAST SA Wellington Strategic Multi-Asset Portfolio Class 3	837,729	12.03	12.49	10,238,570	0.70	0.95	1.55	-18.49	-18.00
VALIC Company I International Equities Index Fund	9,158	11.52	11.61	106,063	3.00	1.10	1.40	-15.71	-15.45
VALIC Company I Mid Cap Index Fund	29,495	15.34	17.97	517,507	1.30	1.10	1.70	-14.81	-14.30
VALIC Company I Nasdaq-100 Index Fund	10,015	21.94	25.65	247,752	0.22	1.10	1.70	-33.94	-33.54
VALIC Company I Small Cap Index Fund	12,359	13.26	15.99	183,779	0.73	1.10	1.70	-22.00	-21.53
VALIC Company I Stock Index Fund	60,486	17.96	20.25	1,207,727	1.21	1.10	1.70	-19.70	-19.22

	December 31, 2021				For the Year Ended December 31, 2021
		Unit Value ($)(a) (f)		Net	Investment Income	Expense Ratio (%)(d) (f)		Total Return (%)(e) (f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
American Funds IS Asset Allocation Fund Class 2	68,413	42.69	45.22	3,090,985	1.75	0.85	1.20	13.73	14.13
American Funds IS Asset Allocation Fund Class 4	125,706	17.19	17.48	2,187,950	1.81	0.95	1.20	13.47	13.76
American Funds IS Capital Income Builder Class 4	10,149	13.20	13.74	134,988	2.10	1.10	1.40	13.09	13.43
American Funds IS Capital World Bond Fund Class 4	3,812		10.64	40,563	1.56		1.20		-6.31
American Funds IS Global Growth Fund Class 2	75,102	73.11	86.42	5,936,100	0.34	0.85	1.72	14.44	15.44
American Funds IS Global Growth Fund Class 4	20,739	21.74	22.10	451,093	0.22	0.95	1.20	14.75	15.04
American Funds IS Global Small Capitalization Fund Class 4	4,586		17.69	81,115	0.00		1.20		5.16
American Funds IS Growth Fund Class 2	83,753	93.23	110.20	8,264,229	0.22	0.85	1.72	19.91	20.96
American Funds IS Growth Fund Class 4	8,480	30.69	31.19	260,281	0.06	0.95	1.20	20.23	20.53
American Funds IS Growth-Income Fund Class 2	125,504	54.94	64.98	7,378,915	1.12	0.85	1.72	21.98	23.05
American Funds IS Growth-Income Fund Class 4	32,463	20.95	21.30	686,010	0.97	0.95	1.20	22.32	22.63
American Funds IS The Bond Fund of America Class 4	32,194		11.41	367,399	1.41		1.20		-1.77
BlackRock 60/40 Target Allocation ETF V.I. Fund Class III	5,291	15.29	16.02	83,720	1.62	1.10	1.40	10.15	10.48
BlackRock Global Allocation V.I. Fund Class III	6,100	14.36	15.00	88,880	0.70	1.10	1.40	4.94	5.25
Columbia VP Income Opportunities Fund Class 1	3,907	29.01	30.54	116,284	9.21	1.52	1.77	2.66	2.92
Columbia VP Large Cap Growth Fund Class 1	17,054	27.73	28.12	478,547	0.00	1.52	1.77	26.47	26.79
Columbia VP Limited Duration Credit Fund Class 2	2,123		10.74	22,793	1.39		1.10		-1.93
FTVIP Franklin Allocation VIP Fund Class 2	243,913	17.17	19.88	4,456,001	1.71	0.85	1.90	9.58	10.74
FTVIP Franklin Income VIP Fund Class 2	890,564	17.42	20.20	16,656,458	4.66	0.85	1.90	14.56	15.77
FTVIP Franklin Rising Dividends VIP Fund Class 2	743	22.19	22.57	16,574	0.87	0.95	1.20	25.28	25.59
FTVIP Franklin Strategic Income VIP Fund Class 2	1,145	10.67	11.04	12,306	0.80	1.10	1.40	0.69	0.99
FTVIP Templeton Global Bond VIP Fund Class 2	148		8.58	1,268	0.00		1.20		-6.13
Goldman Sachs VIT Government Money Market Fund Institutional Shares	7,644		9.76	74,636	0.01		1.40		-1.38

58

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2021				For the Year Ended December 31, 2021
		Unit Value ($)(a) (f)		Net	Investment Income	Expense Ratio (%)(d) (f)		Total Return (%)(e) (f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
Goldman Sachs VIT Government Money Market Fund Service Shares	1,886,481	9.36	9.79	18,238,728	0.01	1.10	1.90	-1.88	-1.09
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Shares	3,647		9.85	35,922	1.04		1.40		3.20
Goldman Sachs VIT Trend Driven Allocation Fund Service Shares	3,504		13.57	47,538	0.00		1.10		14.90
Invesco V.I. American Franchise Fund Series II	140,886	42.95	47.00	6,480,915	0.00	0.85	1.90	9.55	10.70
Invesco V.I. American Value Fund Series II	4,411		14.19	62,580	0.23		1.20		26.10
Invesco V.I. Balanced-Risk Allocation Fund Series II	339		14.20	4,809	0.68		1.10		8.07
Invesco V.I. Comstock Fund Series II	589,410	24.38	38.41	16,684,587	1.70	0.85	1.90	30.54	31.92
Invesco V.I. Equity and Income Fund Series II	10,240		15.75	161,285	2.73		1.20		16.94
Invesco V.I. Growth and Income Fund Series II	775,982	23.52	41.53	23,084,760	1.37	0.85	2.15	25.46	27.10
Lord Abbett Bond Debenture Portfolio Class VC	17,097	12.91	13.13	220,791	3.45	0.95	1.20	2.05	2.30
Lord Abbett Developing Growth Portfolio Class VC	10,247	23.57	23.97	241,624	0.00	0.95	1.20	-3.91	-3.67
Lord Abbett Fundamental Equity Portfolio Class VC	3,734		17.43	65,080	0.87		1.10		25.92
Lord Abbett Growth and Income Portfolio Class VC	368,455	21.60	33.96	9,559,964	1.07	0.85	1.90	26.59	27.93
Lord Abbett Mid Cap Stock Portfolio Class VC	3,802	32.89	34.86	131,490	0.61	0.85	1.20	27.16	27.61
Lord Abbett Short Duration Income Portfolio Class VC	31,597	10.33	10.80	336,160	2.07	1.10	1.70	-1.07	-0.47
Morgan Stanley VIF Global Infrastructure Portfolio Class II	5,600	12.53	13.81	72,902	2.21	1.10	1.70	12.08	12.76
Neuberger Berman AMT US Equity Index PutWrite Strategy Portfolio Class S	2,136		12.51	26,711	0.25		1.40		16.30
PIMCO All Asset Portfolio Advisor Class	1,197		13.79	16,496	11.19		1.40		14.43
PIMCO Dynamic Bond Portfolio Advisor Class	1,464		10.93	16,000	1.66		1.40		-0.22
PIMCO Emerging Markets Bond Portfolio Advisor Class	39,908	10.30	12.17	417,151	4.45	1.10	1.55	-4.16	-3.72
PIMCO Total Return Portfolio Advisor Class	1,672,554	10.20	10.51	17,407,302	1.71	0.95	1.80	-3.12	-2.30
PVC Core Plus Bond Account Class 1	1,895		10.84	20,548	2.53		1.70		-2.13
PVC Diversified International Account Class 1	2,444	10.30	10.65	25,578	1.06	1.55	1.70	7.90	8.06
PVC Equity Income Account Class 2	11,050	27.18	28.02	307,194	1.90	1.55	1.70	20.09	20.27
PVC Government & High Quality Bond Account Class 1	46		8.04	366	2.87		1.70		-2.99
PVC Large Cap Growth Account I Class 1	277		18.37	5,095	0.00		1.55		20.02
PVC MidCap Account Class 2	23,249	44.56	45.77	1,039,619	0.00	1.55	1.70	23.09	23.27
PVC Principal Capital Appreciation Account Class 2	5,085	43.92	45.26	226,069	0.73	1.55	1.70	25.35	25.54
PVC SAM Balanced Portfolio Class 2	231,469	20.69	21.78	4,892,384	1.25	1.52	1.77	11.40	11.68
PVC SAM Conservative Balanced Portfolio Class 2	2,373		13.34	31,651	1.70		1.70		7.63
PVC SAM Conservative Growth Portfolio Class 2	28,037	24.04	25.15	701,921	1.05	1.55	1.77	15.38	15.64
PVC SAM Flexible Income Portfolio Class 2	6,631	13.90	14.32	92,675	2.31	1.55	1.70	4.82	4.97
PVC SAM Strategic Growth Portfolio Class 2	15,456	28.38	29.24	450,723	0.81	1.55	1.70	17.52	17.70
PVC Short-Term Income Account Class 1	3,800	7.35	7.57	28,700	1.54	1.55	1.70	-2.39	-2.24
PVC SmallCap Account Class 2	477		20.73	9,892	0.14		1.55		18.02
SST SA Allocation Balanced Portfolio Class 3	872,369	13.19	18.43	17,173,478	0.94	0.95	1.90	5.29	6.30
SST SA Allocation Growth Portfolio Class 3	833,461	15.11	23.07	21,019,023	1.78	0.95	1.95	13.46	14.60
SST SA Allocation Moderate Growth Portfolio Class 3	1,048,936	14.38	20.98	23,642,217	1.83	0.95	1.90	10.35	11.40
SST SA Allocation Moderate Portfolio Class 3	839,345	13.91	20.12	18,087,181	1.96	0.95	1.90	8.35	9.38
SST SA American Century Inflation Protection Portfolio Class 3	1,939,086	11.93	13.73	24,601,556	2.43	0.85	1.90	2.28	3.36
SST SA Columbia Focused Value Portfolio Class 3	332		19.93	6,621	3.80		1.10		23.93
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3	14,062	11.04	11.37	158,182	3.33	1.10	1.40	-3.06	-2.76
SST SA Multi-Managed International Equity Portfolio Class 3	3,025	13.93	14.02	42,292	2.55	1.10	1.40	9.38	9.71
SST SA Multi-Managed Large Cap Growth Portfolio Class 3	2,713	27.34	29.30	77,385	0.00	1.10	1.40	14.59	14.94
SST SA Multi-Managed Mid Cap Growth Portfolio Class 3	337		26.22	8,832	0.00		1.10		7.97
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	337		17.61	5,933	1.56		1.10		25.70
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3	485,603	16.75	17.11	8,245,277	2.25	1.15	1.55	16.38	16.85
SAST SA AB Growth Portfolio Class 1	185,707	20.20	181.34	26,146,368	0.00	1.40	1.52	26.86	27.01
SAST SA AB Growth Portfolio Class 3	469,511	47.66	53.04	38,057,261	0.00	0.85	1.90	26.05	27.38
SAST SA AB Small & Mid Cap Value Portfolio Class 3	672,177	29.21	33.11	24,680,495	0.47	0.85	2.15	33.18	34.92
SAST SA American Funds Asset Allocation Portfolio Class 3	5,133,811	19.98	23.34	130,501,775	1.11	1.00	1.90	12.64	13.66
SAST SA American Funds Global Growth Portfolio Class 3	651,980	27.58	34.24	23,724,059	0.06	1.10	1.90	13.93	14.84
SAST SA American Funds Growth Portfolio Class 3	848,099	39.87	46.03	41,818,824	0.03	1.10	1.90	19.40	20.36
SAST SA American Funds Growth-Income Portfolio Class 3	788,901	27.32	30.29	25,432,024	1.05	1.10	1.95	21.30	22.33
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	12,177,018	14.55	17.39	227,734,321	1.22	1.00	2.15	12.29	13.59
SAST SA BlackRock Multi-Factor 70/30 Portfolio Class 3	331,206	11.87	11.96	3,943,834	2.10	0.95	1.55	11.58	12.25
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	6,553,109	12.85	13.64	88,270,352	0.86	1.15	2.15	5.32	6.38
SAST SA DFA Ultra Short Bond Portfolio Class 1	72,732	11.58	11.83	842,155	0.05	1.40	1.52	-2.02	-1.90
SAST SA DFA Ultra Short Bond Portfolio Class 3	2,051,558	7.94	10.60	18,086,738	0.00	0.85	1.90	-2.65	-1.62
SAST SA Emerging Markets Equity Index Portfolio Class 3	117,856	10.83	10.99	1,287,636	1.38	1.15	1.55	-5.06	-4.68
SAST SA Federated Hermes Corporate Bond Portfolio Class 1	44,390		36.04	1,599,626	2.76		1.52		-0.91
SAST SA Federated Hermes Corporate Bond Portfolio Class 3	2,928,721	18.24	31.52	63,186,471	3.04	0.85	2.15	-1.80	-0.51
SAST SA Fidelity Institutional AM® International Growth Portfolio Class 3	123,772	14.68	14.98	1,829,480	0.00	0.80	1.55	10.22	11.05
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	18,674		57.39	1,071,774	1.53		1.52		37.13
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	387,052	18.41	74.03	10,689,821	1.29	0.85	1.90	36.29	37.73
SAST SA Fixed Income Index Portfolio Class 3	702,251	10.64	11.33	7,628,952	1.99	0.95	1.80	-3.96	-3.14
SAST SA Fixed Income Intermediate Index Portfolio Class 3	476,389	10.19	10.48	4,951,690	1.07	1.15	1.80	-3.54	-2.91
SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 1	150,434	96.54	98.65	14,544,535	1.85	1.40	1.52	27.91	28.06
SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 3	571,457	24.52	41.10	22,246,264	1.68	0.85	1.90	27.09	28.43
SAST SA Franklin Small Company Value Portfolio Class 3	478,849	24.07	26.68	12,230,172	0.97	0.85	2.15	22.34	23.94
SAST SA Franklin Systematic U.S. Large Cap Core Portfolio Class 3	34,930	14.43	14.56	506,791	0.00	1.15	1.55	23.49	23.98
SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 1	22,080		48.39	1,068,469	2.27		1.52		22.23
SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 3	382,344	37.25	60.99	15,230,941	2.35	0.85	1.90	21.43	22.71
SAST SA Franklin Tactical Opportunities Portfolio Class 3	356,288	13.35	13.44	4,794,325	1.05	0.95	1.55	13.06	13.74

59

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2021				For the Year Ended December 31, 2021
		Unit Value ($)(a) (f)		Net	Investment Income	Expense Ratio (%)(d) (f)		Total Return (%)(e) (f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
SAST SA Global Index Allocation 60/40 Portfolio Class 3	801,141	12.81	13.10	10,364,435	1.45	0.95	1.55	7.93	8.58
SAST SA Global Index Allocation 75/25 Portfolio Class 3	564,025	13.24	13.51	7,546,631	1.45	1.00	1.55	10.69	11.30
SAST SA Global Index Allocation 90/10 Portfolio Class 3	1,834,393	13.58	13.89	25,172,377	1.04	0.95	1.55	13.70	14.38
SAST SA Goldman Sachs Global Bond Portfolio Class 1	27,493		23.11	635,449	2.38		1.52		-8.71
SAST SA Goldman Sachs Global Bond Portfolio Class 3	1,886,352	11.52	18.31	25,127,576	2.40	0.85	2.15	-9.49	-8.31
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	428,586	13.40	13.63	5,790,205	0.26	1.15	1.55	12.90	13.35
SAST SA Index Allocation 60/40 Portfolio Class 3	1,926,448	14.23	14.93	29,284,999	0.08	0.95	1.70	11.15	11.98
SAST SA Index Allocation 80/20 Portfolio Class 3	4,066,731	16.52	16.97	68,014,395	1.09	1.00	1.55	16.41	17.05
SAST SA Index Allocation 90/10 Portfolio Class 3	6,367,813	15.51	17.07	110,912,966	1.12	0.95	1.70	18.58	19.47
SAST SA International Index Portfolio Class 3	116,270	11.94	12.14	1,400,713	1.80	1.15	1.55	8.77	9.20
SAST SA Invesco Growth Opportunities Portfolio Class 1	15,768		22.47	354,382	0.00		1.52		5.71
SAST SA Invesco Growth Opportunities Portfolio Class 3	315,571	23.90	39.23	10,607,972	0.00	0.85	1.90	5.09	6.20
SAST SA Janus Focused Growth Portfolio Class 1	26,726		51.23	1,369,132	0.00		1.40		21.60
SAST SA Janus Focused Growth Portfolio Class 3	239,123	40.53	45.40	10,783,445	0.00	0.85	2.15	20.37	21.94
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	128,178		37.57	4,815,494	0.86		1.52		10.13
SAST SA JPMorgan Diversified Balanced Portfolio Class 3	1,022,473	22.12	23.77	25,151,469	0.60	0.85	1.90	9.44	10.60
SAST SA JPMorgan Emerging Markets Portfolio Class 1	51,455		24.37	1,253,995	1.76		1.52		-0.33
SAST SA JPMorgan Emerging Markets Portfolio Class 3	508,785	13.63	32.34	8,676,318	1.70	0.85	1.90	-1.01	0.04
SAST SA JPMorgan Equity-Income Portfolio Class 1	75,243		89.32	6,720,937	1.85		1.52		23.92
SAST SA JPMorgan Equity-Income Portfolio Class 3	590,658	27.44	31.09	18,343,013	1.91	0.85	1.90	23.13	24.42
SAST SA JPMorgan Global Equities Portfolio Class 1	28,336		46.28	1,311,341	1.66		1.52		21.46
SAST SA JPMorgan Global Equities Portfolio Class 3	126,304	19.41	22.03	3,087,444	1.68	0.95	1.90	20.68	21.83
SAST SA JPMorgan Large Cap Core Portfolio Class 1	26,723		63.35	1,692,822	0.63		1.52		25.85
SAST SA JPMorgan Large Cap Core Portfolio Class 3	217,284	29.45	43.32	7,608,662	0.51	0.85	2.15	24.77	26.40
SAST SA JPMorgan MFS Core Bond Portfolio Class 1	27,261		32.44	884,459	2.32		1.52		-2.41
SAST SA JPMorgan MFS Core Bond Portfolio Class 3	3,775,350	14.05	23.82	62,549,578	2.39	0.85	2.15	-3.25	-1.99
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	95,667		51.90	4,965,232	0.00		1.52		9.16
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	512,817	45.04	46.45	25,890,626	0.00	0.85	2.15	8.19	9.61
SAST SA Large Cap Growth Index Portfolio Class 3	142,723	20.66	20.97	2,977,406	0.64	1.15	1.55	29.26	29.78
SAST SA Large Cap Index Portfolio Class 3	389,653	18.43	18.75	7,276,498	1.59	1.15	1.55	26.09	26.60
SAST SA Large Cap Value Index Portfolio Class 3	251,900	14.58	14.79	3,706,143	2.85	1.15	1.55	22.16	22.65
SAST SA MFS Blue Chip Growth Portfolio Class 1	31,704		25.50	808,479	0.21		1.52		27.04
SAST SA MFS Blue Chip Growth Portfolio Class 3	315,297	26.09	38.80	11,490,746	0.02	0.85	1.90	26.28	27.62
SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	39,020		81.78	3,190,901	0.71		1.52		24.99
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	385,040	33.20	40.71	16,179,435	0.46	0.85	2.15	23.90	25.52
SAST SA MFS Total Return Portfolio Class 1	61,081	59.96	61.28	3,671,887	1.48	1.40	1.52	12.31	12.45
SAST SA MFS Total Return Portfolio Class 3	603,654	20.72	36.28	15,819,871	1.34	0.85	1.90	11.60	12.78
SAST SA Mid Cap Index Portfolio Class 3	246,966	15.14	15.40	3,780,845	0.87	1.15	1.55	21.90	22.39
SAST SA Morgan Stanley International Equities Portfolio Class 1	75,987		18.63	1,415,563	1.20		1.52		2.76
SAST SA Morgan Stanley International Equities Portfolio Class 3	473,895	12.42	13.36	7,348,337	1.05	0.85	2.15	1.84	3.18
SAST SA PIMCO RAE International Value Portfolio Class 3	1,440,934	10.51	12.23	19,225,949	2.02	0.85	1.90	6.33	7.45
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3	8,049,940	13.58	14.88	127,997,055	0.00	1.00	2.15	5.77	6.99
SAST SA PineBridge High-Yield Bond Portfolio Class 1	33,421		39.17	1,309,151	5.03		1.52		4.42
SAST SA PineBridge High-Yield Bond Portfolio Class 3	393,208	17.60	29.70	8,200,031	4.90	0.85	1.90	3.64	4.73
SAST SA Putnam International Growth and Income Portfolio Class 1	78,400	20.29	20.73	1,595,497	2.05	1.40	1.52	13.25	13.39
SAST SA Putnam International Growth and Income Portfolio Class 3	388,845	10.85	17.32	6,030,774	1.82	0.85	1.90	12.53	13.71
SAST SA Schroders VCP Global Allocation Portfolio Class 3	4,731,245	13.54	14.15	66,116,930	0.37	1.15	1.90	10.28	11.11
SAST SA Small Cap Index Portfolio Class 3	284,081	14.18	14.42	4,071,978	0.51	1.15	1.55	12.09	12.53
SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3	2,558,932	15.27	15.36	39,760,406	0.00	0.95	1.70	14.04	14.90
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	9,898,489	15.81	16.73	161,678,461	0.89	0.95	1.90	10.18	11.23
SAST SA VCP Dynamic Allocation Portfolio Class 3	50,841,205	17.36	19.55	949,027,439	1.56	0.95	2.15	6.99	8.28
SAST SA VCP Dynamic Strategy Portfolio Class 3	40,822,360	16.12	16.60	726,487,575	1.49	0.95	2.15	7.74	9.04
SAST SA VCP Index Allocation Portfolio Class 3	4,632,541	13.64	13.96	63,795,457	0.97	1.00	1.55	12.24	12.86
SAST SA Wellington Capital Appreciation Portfolio Class 1	57,058	266.34	553.35	15,748,392	0.00	1.40	1.52	4.03	4.16
SAST SA Wellington Capital Appreciation Portfolio Class 3	831,725	58.69	91.72	65,201,228	0.00	0.85	2.15	3.13	4.48
SAST SA Wellington Government and Quality Bond Portfolio Class 1	66,494	22.89	53.89	1,579,388	1.54	1.40	1.52	-3.34	-3.23
SAST SA Wellington Government and Quality Bond Portfolio Class 3	2,483,206	12.12	19.17	36,767,735	1.37	0.85	1.90	-3.95	-2.93
SAST SA Wellington Strategic Multi-Asset Portfolio Class 1	2,372		89.44	212,170	0.29		1.40		6.16
SAST SA Wellington Strategic Multi-Asset Portfolio Class 3	639,042	14.76	15.24	9,547,882	0.18	0.95	1.55	5.82	6.45
VALIC Company I International Equities Index Fund	10,557	13.67	13.73	144,688	1.07	1.10	1.40	9.49	9.81
VALIC Company I Mid Cap Index Fund	33,405	18.01	20.97	684,730	1.21	1.10	1.70	22.23	22.96
VALIC Company I Nasdaq-100 Index Fund	9,003	33.22	38.60	334,229	0.30	1.10	1.70	24.79	25.54
VALIC Company I Small Cap Index Fund	13,005	17.00	20.38	247,772	0.82	1.10	1.70	12.51	13.19
VALIC Company I Stock Index Fund	64,715	22.37	25.07	1,599,817	1.46	1.10	1.70	26.19	26.95

	December 31, 2020				For the Year Ended December 31, 2020
		Unit Value ($)(a) (f)		Net	Investment Income	Expense Ratio (%)(d) (f)		Total Return (%)(e) (f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
American Funds IS Asset Allocation Fund Class 2	44,978	37.54	39.62	1,779,901	1.58	0.85	1.20	11.12	11.51
American Funds IS Asset Allocation Fund Class 4	34,321	15.15	15.36	521,609	1.36	0.95	1.20	10.82	11.10
American Funds IS Capital Income Builder Class 4	14,304	11.67	12.11	169,490	2.42	1.10	1.40	2.67	2.98

60

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2020				For the Year Ended December 31, 2020
		Unit Value ($)(a) (f)		Net	Investment Income	Expense Ratio (%)(d) (f)		Total Return (%)(e) (f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
American Funds IS Capital World Bond Fund Class 4	2,886		11.36	32,776	0.48		1.20		8.31
American Funds IS Global Growth Fund Class 2	89,192	63.89	74.86	6,154,200	0.33	0.85	1.72	28.24	29.36
American Funds IS Global Growth Fund Class 4	20,768	18.94	19.21	393,634	0.15	0.95	1.20	28.61	28.94
American Funds IS Global Small Capitalization Fund Class 4	487		16.82	8,193	0.04		1.20		27.85
American Funds IS Growth Fund Class 2	95,481	77.75	91.11	7,842,503	0.29	0.85	1.72	49.49	50.79
American Funds IS Growth Fund Class 4	8,542	25.52	25.88	218,052	0.23	0.95	1.20	49.91	50.28
American Funds IS Growth-Income Fund Class 2	149,495	45.04	52.81	7,216,176	1.23	0.85	1.72	11.61	12.58
American Funds IS Growth-Income Fund Class 4	32,586	17.13	17.37	562,218	1.10	0.95	1.20	11.90	12.18
American Funds IS The Bond Fund of America Class 4	20,245		11.62	235,203	0.56		1.20		8.08
BlackRock 60/40 Target Allocation ETF V.I. Fund Class III	6,460	13.88	14.50	92,086	1.38	1.10	1.40	12.76	13.10
BlackRock Global Allocation V.I. Fund Class III	8,112	13.69	14.25	113,417	1.22	1.10	1.40	19.03	19.39
Columbia VP Income Opportunities Fund Class 1	3,702	28.26	29.67	107,142	4.52	1.52	1.77	4.04	4.30
Columbia VP Large Cap Growth Fund Class 1	20,344	21.92	22.18	450,493	0.00	1.52	1.77	32.37	32.70
Columbia VP Limited Duration Credit Fund Class 2	1,854		10.95	20,302	2.25		1.10		4.42
FTVIP Franklin Allocation VIP Fund Class 2	242,404	15.67	17.28	4,018,713	1.41	1.15	1.90	9.64	10.47
FTVIP Franklin Income VIP Fund Class 2	927,896	15.20	17.45	15,056,274	5.28	0.85	1.90	-1.20	-0.16
FTVIP Franklin Rising Dividends VIP Fund Class 2	816	17.72	17.97	14,520	1.97	0.95	1.20	14.59	14.87
FTVIP Franklin Strategic Income VIP Fund Class 2	8,011	10.59	10.94	87,294	4.56	1.10	1.40	1.99	2.30
FTVIP Templeton Global Bond VIP Fund Class 2	157		9.14	1,432	8.41		1.20		-6.41
Goldman Sachs VIT Government Money Market Fund Institutional Shares	7,647		9.90	75,714	0.30		1.40		-0.98
Goldman Sachs VIT Government Money Market Fund Service Shares	2,623,759	9.54	9.90	25,610,849	0.23	1.10	1.90	-1.62	-0.83
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Shares	5,642	9.55	9.91	54,219	1.54	1.10	1.40	5.10	5.41
Goldman Sachs VIT Trend Driven Allocation Fund Service Shares	3,504		11.81	41,372	0.27		1.10		2.97
Invesco V.I. American Franchise Fund Series II	68,113	39.21	42.46	2,792,700	0.00	0.85	1.90	39.33	40.80
Invesco V.I. Balanced-Risk Allocation Fund Series II	2,832		13.14	37,219	13.27		1.10		8.79
Invesco V.I. Comstock Fund Series II	605,808	18.24	29.12	13,232,241	2.04	0.85	2.15	-3.19	-1.93
Invesco V.I. Equity and Income Fund Series II	2,300		13.47	30,975	2.03		1.20		8.34
Invesco V.I. Growth and Income Fund Series II	882,296	18.75	32.68	20,883,286	1.86	0.85	2.15	-0.32	0.99
Lord Abbett Bond Debenture Portfolio Class VC	13,228	12.65	12.83	167,398	3.58	0.95	1.20	6.02	6.29
Lord Abbett Developing Growth Portfolio Class VC	10,245	24.53	24.88	251,390	0.00	0.95	1.20	70.54	70.97
Lord Abbett Fundamental Equity Portfolio Class VC	3,734		13.84	51,683	1.14		1.10		0.66
Lord Abbett Growth and Income Portfolio Class VC	409,829	16.68	26.55	8,433,101	1.55	0.85	2.15	0.51	1.83
Lord Abbett Mid Cap Stock Portfolio Class VC	3,981	25.86	27.32	107,912	0.92	0.85	1.20	1.27	1.63
Lord Abbett Short Duration Income Portfolio Class VC	35,015	10.44	10.85	375,108	2.55	1.10	1.70	1.39	2.00
Lord Abbett Total Return Portfolio Class VC	—		11.09	—	0.00		0.95		1.41
Morgan Stanley VIF Global Infrastructure Portfolio Class II	6,431	11.18	12.25	74,841	1.41	1.10	1.70	-3.10	-2.51
Neuberger Berman AMT US Equity Index PutWrite Strategy Portfolio Class S	3,177		10.75	34,159	0.90		1.40		6.75
PIMCO All Asset Portfolio Advisor Class	1,197		12.05	14,416	4.50		1.40		6.41
PIMCO Dynamic Bond Portfolio Advisor Class	2,081		10.95	22,791	2.86		1.40		3.25
PIMCO Emerging Markets Bond Portfolio Advisor Class	21,837	10.75	12.64	241,225	4.32	1.10	1.55	4.96	5.43
PIMCO Total Return Portfolio Advisor Class	552,530	10.53	10.73	5,902,113	1.55	1.15	1.80	6.60	7.30
PVC Core Plus Bond Account Class 1	2,156	11.08	11.10	23,878	3.51	1.55	1.70	7.71	7.87
PVC Diversified International Account Class 1	1,641	9.55	9.86	16,025	2.33	1.55	1.70	14.21	14.38
PVC Equity Income Account Class 2	11,633	22.63	23.29	268,688	1.55	1.55	1.70	4.36	4.51
PVC Government & High Quality Bond Account Class 1	73	8.29	8.52	608	2.64	1.55	1.70	1.13	1.28
PVC Large Cap Growth Account I Class 1	323		15.31	4,942	0.02		1.55		34.11
PVC MidCap Account Class 2	30,284	36.20	37.13	1,099,256	0.46	1.55	1.70	16.08	16.25
PVC Principal Capital Appreciation Account Class 2	5,454	35.04	36.05	193,242	0.99	1.55	1.70	16.44	16.62
PVC SAM Balanced Portfolio Class 2	303,876	18.57	19.51	5,736,578	1.88	1.52	1.77	9.01	9.28
PVC SAM Conservative Balanced Portfolio Class 2	2,392	12.39	12.73	29,643	1.94	1.55	1.70	7.41	7.57
PVC SAM Conservative Growth Portfolio Class 2	28,447	20.84	21.75	616,026	1.51	1.55	1.77	10.71	10.95
PVC SAM Flexible Income Portfolio Class 2	7,185	13.27	13.64	95,885	2.51	1.55	1.70	5.22	5.38
PVC SAM Strategic Growth Portfolio Class 2	15,538	24.15	24.85	384,997	1.45	1.55	1.70	13.19	13.36
PVC Short-Term Income Account Class 1	3,633	7.53	7.74	28,074	2.09	1.55	1.70	1.62	1.77
PVC SmallCap Account Class 2	484		17.57	8,504	0.23		1.55		20.00
SST SA Allocation Balanced Portfolio Class 3	847,726	17.50	19.40	15,817,921	1.13	1.15	1.90	9.71	10.54
SST SA Allocation Growth Portfolio Class 3	667,052	14.17	20.33	14,824,816	0.00	1.00	1.95	13.88	14.96
SST SA Allocation Moderate Growth Portfolio Class 3	1,001,504	13.65	19.01	20,120,852	0.00	1.00	1.90	12.56	13.58
SST SA Allocation Moderate Portfolio Class 3	810,101	12.72	18.13	15,969,530	0.00	0.95	2.15	11.22	12.57
SST SA American Century Inflation Protection Portfolio Class 3	1,730,326	11.40	13.29	21,270,316	0.00	0.85	2.15	4.51	5.88
SST SA Columbia Focused Value Portfolio Class 3	332		16.09	5,342	0.00		1.10		6.17
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3	15,245	11.39	11.69	176,826	0.00	1.10	1.40	6.08	6.40
SST SA Multi-Managed International Equity Portfolio Class 3	2,988	12.73	12.78	38,131	0.00	1.10	1.40	9.75	10.08
SST SA Multi-Managed Large Cap Growth Portfolio Class 3	2,687	23.86	25.49	66,740	0.00	1.10	1.40	46.39	46.83
SST SA Multi-Managed Mid Cap Growth Portfolio Class 3	337		24.28	8,180	0.00		1.10		41.54
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	337		14.01	4,720	0.00		1.10		4.29
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3	399,898	14.39	14.64	5,818,731	0.00	1.15	1.55	12.02	12.47
SAST SA AB Growth Portfolio Class 1	201,272	15.90	142.95	22,797,952	0.00	1.40	1.52	33.57	33.73
SAST SA AB Growth Portfolio Class 3	411,806	37.42	42.08	28,533,132	0.00	0.85	1.90	32.74	34.14
SAST SA AB Small & Mid Cap Value Portfolio Class 3	756,968	21.94	24.54	21,013,601	0.52	0.85	2.15	1.77	3.10
SAST SA American Funds Asset Allocation Portfolio Class 3	4,308,395	17.58	20.72	96,573,182	0.00	1.00	1.90	10.03	11.02
SAST SA American Funds Global Growth Portfolio Class 3	641,027	24.01	29.37	20,281,926	0.05	1.10	2.15	27.32	28.67
SAST SA American Funds Growth Portfolio Class 3	627,091	33.13	37.66	25,562,586	0.75	1.10	2.15	48.49	50.06

61

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2020				For the Year Ended December 31, 2020
		Unit Value ($)(a) (f)		Net	Investment Income	Expense Ratio (%)(d) (f)		Total Return (%)(e) (f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
SAST SA American Funds Growth-Income Portfolio Class 3	697,255	22.50	24.40	18,181,934	1.55	1.00	2.15	10.84	12.12
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	12,590,639	12.81	15.49	207,839,413	0.00	1.00	2.15	6.99	8.23
SAST SA BlackRock Multi-Factor 70/30 Portfolio Class 3	49,798	10.64	10.65	530,109	0.31	1.15	1.55	6.37	6.47
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	6,524,117	12.20	12.82	82,772,732	0.04	1.15	2.15	3.26	4.30
SAST SA DFA Ultra Short Bond Portfolio Class 1	90,861	11.81	12.06	1,073,719	1.53	1.40	1.52	-1.30	-1.19
SAST SA DFA Ultra Short Bond Portfolio Class 3	1,751,062	7.94	10.77	16,213,219	1.67	0.85	2.15	-2.02	-0.73
SAST SA Emerging Markets Equity Index Portfolio Class 3	32,996	11.41	11.53	377,837	2.43	1.15	1.55	15.08	15.54
SAST SA Federated Hermes Corporate Bond Portfolio Class 1	54,588		36.37	1,985,228	3.81		1.52		7.38
SAST SA Federated Hermes Corporate Bond Portfolio Class 3	2,415,702	18.57	31.68	53,154,106	3.70	0.85	2.15	6.44	7.84
SAST SA Fidelity Institutional AM® International Growth Portfolio Class 3	25,484	13.32	13.41	341,021	0.25	1.15	1.55	20.47	20.95
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	17,896		41.85	749,051	1.82		1.52		-2.60
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	458,517	13.20	53.75	9,370,945	1.57	0.85	2.15	-3.48	-2.21
SAST SA Fixed Income Index Portfolio Class 3	557,672	11.08	11.70	6,273,895	2.58	0.95	1.80	6.50	7.40
SAST SA Fixed Income Intermediate Index Portfolio Class 3	319,914	10.56	10.79	3,432,385	1.99	1.15	1.80	4.00	4.67
SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 1	168,833	75.47	77.03	12,759,225	1.87	1.40	1.52	-2.76	-2.64
SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 3	643,916	18.85	32.00	19,906,382	1.72	0.85	2.15	-3.64	-2.37
SAST SA Franklin Small Company Value Portfolio Class 3	484,768	19.68	21.52	9,980,694	0.96	0.85	2.15	2.74	4.08
SAST SA Franklin Systematic U.S. Large Cap Core Portfolio Class 3	15,545	11.69	11.74	182,179	2.18	1.15	1.55	8.04	8.47
SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 1	24,516		39.59	970,638	2.12		1.52		5.88
SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 3	357,373	29.98	49.70	11,470,964	2.09	0.85	2.15	4.94	6.31
SAST SA Franklin Tactical Opportunities Portfolio Class 3	235,535	11.81	11.96	2,797,726	1.28	1.15	1.55	6.58	7.01
SAST SA Global Index Allocation 60/40 Portfolio Class 3	645,573	11.87	12.06	7,721,094	1.83	0.95	1.55	9.75	10.41
SAST SA Global Index Allocation 75/25 Portfolio Class 3	447,920	11.96	12.14	5,399,042	1.61	1.00	1.55	10.49	11.10
SAST SA Global Index Allocation 90/10 Portfolio Class 3	1,223,509	11.95	12.12	14,724,305	0.00	1.00	1.55	10.43	11.04
SAST SA Goldman Sachs Global Bond Portfolio Class 1	31,562		25.32	799,114	0.60		1.52		10.15
SAST SA Goldman Sachs Global Bond Portfolio Class 3	1,608,268	12.73	19.97	23,533,683	0.38	0.85	2.15	9.18	10.61
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	320,993	11.87	12.03	3,836,677	0.17	1.15	1.55	9.52	9.96
SAST SA Index Allocation 60/40 Portfolio Class 3	1,654,579	12.71	13.43	22,544,168	1.33	0.95	1.70	11.57	12.41
SAST SA Index Allocation 80/20 Portfolio Class 3	3,780,041	14.19	14.50	54,169,358	0.00	1.00	1.55	12.67	13.29
SAST SA Index Allocation 90/10 Portfolio Class 3	5,139,693	14.40	14.79	75,177,216	0.00	1.00	1.70	12.54	13.33
SAST SA International Index Portfolio Class 3	47,226	10.98	11.12	522,356	2.26	1.15	1.55	5.71	6.13
SAST SA Invesco Growth Opportunities Portfolio Class 1	16,785		21.26	356,874	0.00		1.52		53.48
SAST SA Invesco Growth Opportunities Portfolio Class 3	274,325	22.51	36.45	8,171,900	0.00	0.85	2.15	52.11	54.10
SAST SA Janus Focused Growth Portfolio Class 1	26,989		42.13	1,137,070	0.08		1.40		37.07
SAST SA Janus Focused Growth Portfolio Class 3	232,334	33.67	37.23	8,635,857	0.00	0.85	2.15	35.65	37.42
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	69,460		34.11	2,369,590	2.14		1.52		12.61
SAST SA JPMorgan Diversified Balanced Portfolio Class 3	800,257	20.21	21.50	17,505,006	1.83	0.85	1.90	11.89	13.07
SAST SA JPMorgan Emerging Markets Portfolio Class 1	56,110		24.45	1,372,048	1.76		1.52		14.65
SAST SA JPMorgan Emerging Markets Portfolio Class 3	417,004	13.46	32.33	7,344,076	1.52	0.85	2.15	13.64	15.12
SAST SA JPMorgan Equity-Income Portfolio Class 1	82,443		72.08	5,942,864	1.89		1.52		1.66
SAST SA JPMorgan Equity-Income Portfolio Class 3	466,698	21.76	24.99	11,862,426	1.80	0.85	2.15	0.75	2.07
SAST SA JPMorgan Global Equities Portfolio Class 1	32,371		38.10	1,233,354	1.34		1.52		8.11
SAST SA JPMorgan Global Equities Portfolio Class 3	103,258	16.05	16.09	2,169,064	1.22	1.10	1.90	7.50	8.36
SAST SA JPMorgan Large Cap Core Portfolio Class 1	31,000		50.33	1,560,332	1.01		1.52		11.67
SAST SA JPMorgan Large Cap Core Portfolio Class 3	184,829	23.60	34.28	5,248,588	0.84	0.85	2.15	10.74	12.19
SAST SA JPMorgan MFS Core Bond Portfolio Class 1	31,908		33.25	1,060,816	2.55		1.52		6.74
SAST SA JPMorgan MFS Core Bond Portfolio Class 3	3,400,595	14.52	24.30	58,121,790	2.36	0.85	2.15	5.91	7.29
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	64,229		47.55	3,053,755	0.16		1.52		46.30
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	275,501	41.09	42.93	12,615,122	0.00	0.85	2.15	45.04	46.93
SAST SA Large Cap Growth Index Portfolio Class 3	71,603	15.99	16.16	1,151,586	1.16	1.15	1.55	30.16	30.68
SAST SA Large Cap Index Portfolio Class 3	177,163	14.62	14.81	2,611,453	1.45	1.15	1.55	15.92	16.38
SAST SA Large Cap Value Index Portfolio Class 3	128,312	11.93	12.06	1,540,402	2.55	1.15	1.55	-0.44	-0.04
SAST SA MFS Blue Chip Growth Portfolio Class 1	35,545		20.07	713,515	0.50		1.52		28.71
SAST SA MFS Blue Chip Growth Portfolio Class 3	298,599	20.44	30.73	8,369,258	0.36	0.85	1.90	27.86	29.20
SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	41,770		65.42	2,732,782	0.65		1.52		12.61
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	444,071	26.79	32.44	15,085,720	0.39	0.85	2.15	11.61	13.07
SAST SA MFS Total Return Portfolio Class 1	66,010	53.39	54.49	3,532,030	1.89	1.40	1.52	7.95	8.08
SAST SA MFS Total Return Portfolio Class 3	571,280	18.56	32.17	13,582,170	1.71	0.85	1.90	7.26	8.39
SAST SA Mid Cap Index Portfolio Class 3	114,830	12.42	12.58	1,438,423	1.44	1.15	1.55	11.16	11.60
SAST SA Morgan Stanley International Equities Portfolio Class 1	81,293		18.13	1,473,681	1.71		1.52		9.82
SAST SA Morgan Stanley International Equities Portfolio Class 3	454,366	12.20	12.95	6,900,903	1.44	0.85	2.15	8.94	10.37
SAST SA PIMCO RAE International Value Portfolio Class 3	1,519,168	9.66	11.38	19,114,279	2.23	0.85	2.15	-5.45	-4.22
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3	8,634,249	12.69	14.07	128,674,939	0.44	1.00	2.15	6.35	7.58
SAST SA PineBridge High-Yield Bond Portfolio Class 1	35,173		37.51	1,319,459	5.38		1.52		6.44
SAST SA PineBridge High-Yield Bond Portfolio Class 3	367,161	16.58	28.36	7,424,375	5.57	0.85	2.15	5.54	6.92
SAST SA Putnam International Growth and Income Portfolio Class 1	84,774	17.91	18.28	1,522,934	2.14	1.40	1.52	2.18	2.31
SAST SA Putnam International Growth and Income Portfolio Class 3	394,207	9.64	15.23	5,517,833	1.98	0.85	1.90	1.51	2.59
SAST SA Schroders VCP Global Allocation Portfolio Class 3	5,189,846	12.27	12.74	65,409,203	0.12	1.15	1.90	-1.52	-0.78
SAST SA Small Cap Index Portfolio Class 3	117,249	12.65	12.82	1,496,185	0.80	1.15	1.55	17.24	17.71
SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3	1,674,529	13.36	13.39	22,729,812	0.63	0.95	1.70	15.07	15.94
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	10,143,080	14.17	15.04	149,542,353	0.09	0.95	2.15	6.55	7.83
SAST SA VCP Dynamic Allocation Portfolio Class 3	55,212,480	16.23	18.06	955,646,677	1.08	0.95	2.15	10.69	12.03
SAST SA VCP Dynamic Strategy Portfolio Class 3	35,652,801	15.41	16.78	583,837,083	1.14	1.15	2.15	7.85	8.93

62

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2020				For the Year Ended December 31, 2020
		Unit Value ($)(a) (f)		Net	Investment Income	Expense Ratio (%)(d) (f)		Total Return (%)(e) (f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
SAST SA VCP Index Allocation Portfolio Class 3	4,218,679	12.16	12.37	51,639,112	1.22	1.00	1.55	6.04	6.63
SAST SA Wellington Capital Appreciation Portfolio Class 1	58,931	256.01	531.25	15,625,739	0.00	1.40	1.52	62.05	62.25
SAST SA Wellington Capital Appreciation Portfolio Class 3	405,005	56.91	87.79	35,100,591	0.00	0.85	2.15	60.63	62.73
SAST SA Wellington Government and Quality Bond Portfolio Class 1	74,281	23.68	55.69	1,819,190	1.92	1.40	1.52	5.49	5.62
SAST SA Wellington Government and Quality Bond Portfolio Class 3	2,329,080	12.33	19.75	35,860,833	1.77	0.85	2.15	4.60	5.97
SAST SA Wellington Strategic Multi-Asset Portfolio Class 1	2,393		84.25	201,649	1.04		1.40		16.48
SAST SA Wellington Strategic Multi-Asset Portfolio Class 3	421,161	13.95	14.19	5,933,008	1.01	1.15	1.55	15.99	16.45
VALIC Company I International Equities Index Fund	14,656	12.48	12.50	183,135	2.36	1.10	1.40	5.89	6.20
VALIC Company I Mid Cap Index Fund	55,008	14.74	17.06	925,070	1.29	1.10	1.70	11.39	12.06
VALIC Company I Nasdaq-100 Index Fund	9,402	26.62	30.75	278,904	0.73	1.10	1.70	45.45	46.33
VALIC Company I Small Cap Index Fund	17,951	15.11	18.01	307,462	1.42	1.10	1.70	17.47	18.18
VALIC Company I Stock Index Fund	78,675	17.73	19.75	1,535,200	1.77	1.10	1.70	16.00	16.70

	December 31, 2019				For the Year Ended December 31, 2019
		Unit Value ($)(a) (f)		Net	Investment Income	Expense Ratio (%)(d) (f)		Total Return (%)(e) (f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
American Funds IS Asset Allocation Fund Class 2	46,239	33.78	35.53	1,641,104	1.78	0.85	1.20	19.79	20.21
American Funds IS Asset Allocation Fund Class 4	27,176		13.67	371,599	1.92		1.20		19.48
American Funds IS Capital Income Builder Class 4	13,217	11.37	11.76	152,210	2.68	1.10	1.40	15.98	16.33
American Funds IS Capital World Bond Fund Class 4	9,694	10.49	10.61	102,492	1.37	0.95	1.20	6.25	6.52
American Funds IS Global Growth Fund Class 2	103,594	49.82	57.87	5,545,604	1.12	0.85	1.72	32.97	34.13
American Funds IS Global Growth Fund Class 4	20,922	14.73	14.90	308,306	0.97	0.95	1.20	33.27	33.60
American Funds IS Global Small Capitalization Fund Class 4	147		13.16	1,935	0.00		1.20		29.68
American Funds IS Growth Fund Class 2	113,118	52.01	60.42	6,201,405	0.75	0.85	1.72	28.54	29.67
American Funds IS Growth Fund Class 4	12,293		17.03	209,310	0.71		1.20		28.88
American Funds IS Growth-Income Fund Class 2	171,558	40.36	46.91	7,369,116	1.67	0.85	1.72	23.99	25.07
American Funds IS Growth-Income Fund Class 4	32,587	15.31	15.49	501,790	1.65	0.95	1.20	24.35	24.66
American Funds IS The Bond Fund of America Class 4	10,558	10.75	10.88	114,336	3.04	0.95	1.20	7.78	8.05
BlackRock 60/40 Target Allocation ETF V.I. Fund Class III	6,334	12.31	12.82	79,943	2.25	1.10	1.40	19.54	19.90
BlackRock Global Allocation V.I. Fund Class III	8,298	11.50	11.94	97,299	1.30	1.10	1.40	16.12	16.47
Columbia VP Income Opportunities Fund Class 1	3,524	27.16	28.45	97,843	4.77	1.52	1.77	14.43	14.71
Columbia VP Large Cap Growth Fund Class 1	24,436	16.56	16.71	407,820	0.00	1.52	1.77	33.52	33.85
Columbia VP Limited Duration Credit Fund Class 2	1,728		10.48	18,119	2.15		1.10		6.29
FTVIP Franklin Allocation VIP Fund Class 2	234,018	14.29	16.20	3,519,937	3.94	0.85	1.90	17.60	18.84
FTVIP Franklin Income VIP Fund Class 2	905,628	15.39	17.48	14,798,219	5.36	0.85	1.90	13.87	15.08
FTVIP Franklin Rising Dividends VIP Fund Class 2	8,667	15.46	15.64	134,202	1.85	0.95	1.20	27.69	28.01
FTVIP Franklin Strategic Income VIP Fund Class 2	7,518	10.39	10.69	80,091	4.92	1.10	1.40	6.55	6.87
FTVIP Templeton Global Bond VIP Fund Class 2	158		9.76	1,541	7.14		1.20		0.80
Goldman Sachs VIT Government Money Market Fund Service Shares	638,789	9.69	9.98	6,311,860	1.78	1.10	1.90	-0.04	0.76
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Shares	6,690	9.08	9.40	61,063	2.55	1.10	1.40	7.09	7.42
Goldman Sachs VIT Trend Driven Allocation Fund Service Shares	3,504		11.47	40,177	1.50		1.10		10.71
Invesco V.I. American Franchise Fund Series II	56,671	28.14	30.16	1,629,994	0.00	0.85	1.90	33.86	35.27
Invesco V.I. Balanced-Risk Allocation Fund Series II	17,437		12.08	210,683	0.00		1.10		13.63
Invesco V.I. Comstock Fund Series II	615,579	18.85	29.69	13,788,202	1.67	0.85	2.15	22.28	23.88
Invesco V.I. Equity and Income Fund Series II	2,307		12.43	28,685	2.38		1.20		18.58
Invesco V.I. Growth and Income Fund Series II	885,350	18.81	32.36	20,941,476	1.54	0.85	2.15	22.19	23.79
Lord Abbett Bond Debenture Portfolio Class VC	10,953	11.93	12.07	131,340	4.42	0.95	1.20	12.00	12.28
Lord Abbett Developing Growth Portfolio Class VC	7,436		14.39	106,967	0.00		1.20		30.19
Lord Abbett Fundamental Equity Portfolio Class VC	3,734		13.75	51,345	1.32		1.10		20.19
Lord Abbett Growth and Income Portfolio Class VC	415,347	16.60	26.07	8,517,940	1.60	0.85	2.15	19.89	21.46
Lord Abbett Mid Cap Stock Portfolio Class VC	4,832	25.54	26.88	129,224	0.71	0.85	1.20	21.18	21.60
Lord Abbett Short Duration Income Portfolio Class VC	38,467	10.30	10.64	404,451	4.47	1.10	1.70	3.28	3.91
Lord Abbett Total Return Portfolio Class VC	6,595		10.93	72,105	2.54		0.95		7.38
Morgan Stanley VIF Global Infrastructure Portfolio Class II	6,978	11.53	12.56	83,788	2.57	1.10	1.70	25.71	26.47
Neuberger Berman AMT US Equity Index PutWrite Strategy Portfolio Class S	4,199		10.07	42,292	0.16		1.40		13.66
PIMCO All Asset Portfolio Advisor Class	1,197		11.32	13,548	2.85		1.40		10.19
PIMCO Dynamic Bond Portfolio Advisor Class	2,698		10.61	28,621	4.47		1.40		3.37
PIMCO Emerging Markets Bond Portfolio Advisor Class	4,580	11.99	12.28	51,557	3.96	1.10	1.40	13.05	13.39
PIMCO Total Return Portfolio Advisor Class	68,386	9.88	10.00	679,994	0.20	1.15	1.80	-1.23	-1.08
PVC Core Plus Bond Account Class 1	2,499	10.28	10.29	25,705	3.30	1.55	1.70	2.85	2.94
PVC Diversified International Account Class 1	2,363	8.36	8.62	20,133	1.16	1.55	1.70	20.46	20.64
PVC Equity Income Account Class 2	15,527	21.69	22.29	343,318	1.72	1.55	1.70	26.61	26.80
PVC Government & High Quality Bond Account Class 1	73	8.20	8.42	602	2.71	1.55	1.70	4.56	4.71
PVC Large Cap Growth Account I Class 1	340		11.42	3,881	0.05		1.55		14.16
PVC MidCap Account Class 2	30,781	31.19	31.94	962,439	0.05	1.55	1.70	40.32	40.53
PVC Principal Capital Appreciation Account Class 2	5,898	30.09	30.92	179,245	1.45	1.55	1.70	29.87	30.07
PVC SAM Balanced Portfolio Class 2	346,538	17.03	17.85	6,009,868	2.30	1.52	1.77	17.64	17.93
PVC SAM Conservative Balanced Portfolio Class 2	2,842	11.54	11.83	32,793	2.95	1.55	1.70	13.72	13.89
PVC SAM Conservative Growth Portfolio Class 2	34,276	18.82	19.60	667,955	1.77	1.55	1.77	21.51	21.78
PVC SAM Flexible Income Portfolio Class 2	7,607	12.61	12.95	96,560	3.16	1.55	1.70	11.07	11.23
PVC SAM Strategic Growth Portfolio Class 2	15,559	21.34	21.92	340,118	1.34	1.55	1.70	24.99	25.18

63

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2019				For the Year Ended December 31, 2019
		Unit Value ($)(a) (f)		Net	Investment Income	Expense Ratio (%)(d) (f)		Total Return (%)(e) (f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
PVC Short-Term Income Account Class 1	3,524	7.41	7.61	26,759	3.37	1.55	1.70	2.95	3.10
PVC SmallCap Account Class 2	491		14.64	7,181	0.05		1.55		25.17
SST SA Allocation Balanced Portfolio Class 3	896,753	15.95	17.55	15,156,281	1.60	1.15	1.90	13.84	14.70
SST SA Allocation Growth Portfolio Class 3	520,854	12.32	17.85	10,049,625	0.01	1.00	1.95	21.12	22.28
SST SA Allocation Moderate Growth Portfolio Class 3	872,294	12.02	16.89	15,455,456	1.51	1.00	1.90	18.34	19.41
SST SA Allocation Moderate Portfolio Class 3	983,643	11.30	16.30	17,222,636	1.58	0.95	2.15	16.22	17.62
SST SA American Century Inflation Protection Portfolio Class 3	1,784,567	10.90	12.55	20,789,922	0.33	0.85	2.15	3.29	4.64
SST SA Columbia Focused Value Portfolio Class 3	332		15.15	5,032	0.46		1.10		25.06
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3	14,842	10.73	10.99	161,928	2.93	1.10	1.40	7.81	8.13
SST SA Multi-Managed International Equity Portfolio Class 3	2,961	11.60	11.61	34,365	2.29	1.10	1.40	20.74	21.10
SST SA Multi-Managed Large Cap Growth Portfolio Class 3	3,160	16.30	17.36	53,725	0.22	1.10	1.40	28.36	28.75
SST SA Multi-Managed Mid Cap Growth Portfolio Class 3	337		17.16	5,779	0.00		1.10		34.27
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	337		13.43	4,526	0.30		1.10		23.70
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3	356,378	12.85	13.02	4,618,996	1.31	1.15	1.55	17.96	18.44
SAST SA AB Growth Portfolio Class 1	214,281	11.89	107.02	18,377,037	0.00	1.40	1.52	32.84	33.00
SAST SA AB Growth Portfolio Class 3	376,817	27.89	31.70	21,677,683	0.00	0.85	1.90	32.01	33.41
SAST SA AB Small & Mid Cap Value Portfolio Class 3	756,384	21.56	23.80	20,643,251	0.00	0.85	2.15	17.17	18.71
SAST SA American Funds Asset Allocation Portfolio Class 3	3,754,306	15.83	18.84	75,971,292	1.94	1.00	1.90	18.63	19.70
SAST SA American Funds Global Growth Portfolio Class 3	760,020	18.66	23.07	18,712,711	0.80	1.10	2.15	32.06	33.45
SAST SA American Funds Growth Portfolio Class 3	665,102	22.08	25.36	18,053,532	0.00	1.10	2.15	27.62	28.97
SAST SA American Funds Growth-Income Portfolio Class 3	694,728	20.07	22.02	15,946,487	0.00	1.00	2.15	23.08	24.50
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	12,695,850	11.84	14.47	194,206,405	0.27	1.00	2.15	15.97	17.31
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	6,658,013	11.82	12.29	81,155,574	0.83	1.15	2.15	13.23	14.36
SAST SA DFA Ultra Short Bond Portfolio Class 1	100,022	11.97	12.20	1,197,783	1.92	1.40	1.52	0.73	0.85
SAST SA DFA Ultra Short Bond Portfolio Class 3	1,460,443	8.30	10.85	13,781,367	1.84	0.85	1.90	0.07	1.13
SAST SA Emerging Markets Equity Index Portfolio Class 3	12,908	9.91	9.98	128,286	0.00	1.15	1.55	16.56	17.03
SAST SA Federated Hermes Corporate Bond Portfolio Class 1	59,797		33.87	2,025,249	5.30		1.52		13.14
SAST SA Federated Hermes Corporate Bond Portfolio Class 3	2,294,983	17.45	29.38	47,382,219	5.04	0.85	2.15	12.16	13.62
SAST SA Fidelity Institutional AM® International Growth Portfolio Class 3	6,024	11.08	11.09	66,745	0.30	1.15	1.30	10.76	10.87
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	18,156		42.97	780,176	2.02		1.52		24.31
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	452,291	13.67	54.97	9,600,751	1.99	0.85	2.15	23.28	24.90
SAST SA Fixed Income Index Portfolio Class 3	267,929	10.41	10.56	2,814,180	0.24	1.15	1.80	6.86	7.56
SAST SA Fixed Income Intermediate Index Portfolio Class 3	199,001	10.16	10.31	2,041,252	0.20	1.15	1.80	4.09	4.77
SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 1	182,258	77.61	79.12	14,164,204	2.03	1.40	1.52	23.79	23.94
SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 3	619,394	19.56	32.78	20,130,470	1.86	0.85	2.15	22.72	24.32
SAST SA Franklin Small Company Value Portfolio Class 3	469,845	19.15	20.68	9,326,380	0.70	0.85	2.15	23.50	25.11
SAST SA Franklin Systematic U.S. Large Cap Core Portfolio Class 3	2,030		10.82	21,968	0.32		1.30		8.22
SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 1	25,251		37.39	944,184	2.47		1.52		22.90
SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 3	313,762	28.57	46.75	9,453,484	2.43	0.85	2.15	21.86	23.45
SAST SA Franklin Tactical Opportunities Portfolio Class 3	162,633	11.08	11.18	1,809,556	1.67	1.15	1.55	16.47	16.94
SAST SA Global Index Allocation 60/40 Portfolio Class 3	355,651	10.82	10.89	3,863,315	0.00	1.15	1.55	16.06	16.52
SAST SA Global Index Allocation 75/25 Portfolio Class 3	248,357	10.83	10.93	2,702,965	0.00	1.00	1.55	18.53	19.18
SAST SA Global Index Allocation 90/10 Portfolio Class 3	1,139,009	10.82	10.92	12,379,747	0.00	1.00	1.55	21.11	21.77
SAST SA Goldman Sachs Global Bond Portfolio Class 1	34,670		22.99	796,888	0.00		1.52		5.25
SAST SA Goldman Sachs Global Bond Portfolio Class 3	1,662,122	11.66	18.05	22,035,852	0.00	0.85	2.15	4.34	5.71
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	240,774	10.84	10.94	2,622,236	2.38	1.15	1.55	16.99	17.46
SAST SA Index Allocation 60/40 Portfolio Class 3	1,516,011	12.04	12.23	18,448,775	0.00	1.15	1.70	17.55	18.20
SAST SA Index Allocation 80/20 Portfolio Class 3	3,008,962	12.59	12.80	38,181,261	0.00	1.00	1.55	21.75	22.42
SAST SA Index Allocation 90/10 Portfolio Class 3	4,553,839	12.79	13.05	58,915,342	0.00	1.00	1.70	23.42	24.28
SAST SA International Index Portfolio Class 3	29,639	10.38	10.48	309,198	0.07	1.15	1.55	18.99	19.47
SAST SA Invesco Growth Opportunities Portfolio Class 1	18,035		13.85	249,833	0.00		1.52		27.03
SAST SA Invesco Growth Opportunities Portfolio Class 3	380,506	14.61	23.97	7,221,979	0.00	0.85	2.15	25.96	27.60
SAST SA Janus Focused Growth Portfolio Class 1	31,220		30.74	959,625	0.00		1.40		34.32
SAST SA Janus Focused Growth Portfolio Class 3	252,860	24.82	27.09	6,902,953	0.00	0.85	2.15	33.06	34.80
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	76,633		30.29	2,321,507	2.19		1.52		17.18
SAST SA JPMorgan Diversified Balanced Portfolio Class 3	857,270	18.06	19.01	16,745,656	2.16	0.85	1.90	16.49	17.71
SAST SA JPMorgan Emerging Markets Portfolio Class 1	56,119		21.33	1,196,929	2.91		1.52		19.31
SAST SA JPMorgan Emerging Markets Portfolio Class 3	440,549	11.84	28.08	6,821,332	2.78	0.85	2.15	18.23	19.78
SAST SA JPMorgan Equity-Income Portfolio Class 1	88,743		70.91	6,292,566	2.40		1.52		25.24
SAST SA JPMorgan Equity-Income Portfolio Class 3	426,960	21.59	24.48	10,759,629	2.31	0.85	2.15	24.14	25.76
SAST SA JPMorgan Global Equities Portfolio Class 1	35,201		35.24	1,240,545	2.26		1.52		18.08
SAST SA JPMorgan Global Equities Portfolio Class 3	92,657	14.81	14.96	1,862,787	2.05	1.10	1.90	17.32	18.27
SAST SA JPMorgan Large Cap Core Portfolio Class 1	34,137		45.07	1,538,669	1.24		1.52		29.93
SAST SA JPMorgan Large Cap Core Portfolio Class 3	168,601	21.32	30.55	4,365,562	1.03	0.85	2.15	28.78	30.46
SAST SA JPMorgan MFS Core Bond Portfolio Class 1	35,678		31.15	1,111,240	2.95		1.52		7.82
SAST SA JPMorgan MFS Core Bond Portfolio Class 3	3,206,094	13.71	22.65	51,820,188	2.75	0.85	2.15	6.72	8.11
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	67,158		32.50	2,182,482	0.00		1.52		37.47
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	297,130	27.97	29.60	9,256,489	0.00	0.85	2.15	36.29	38.07
SAST SA Large Cap Growth Index Portfolio Class 3	33,155	12.28	12.36	408,402	0.01	1.15	1.55	28.39	28.91
SAST SA Large Cap Index Portfolio Class 3	128,745	12.61	12.72	1,631,693	0.02	1.15	1.55	28.61	29.12
SAST SA Large Cap Value Index Portfolio Class 3	58,366	11.99	12.07	701,946	0.03	1.15	1.55	29.22	29.74
SAST SA MFS Blue Chip Growth Portfolio Class 1	44,209		15.60	689,461	0.61		1.52		30.23
SAST SA MFS Blue Chip Growth Portfolio Class 3	319,918	15.82	24.03	6,837,180	0.36	0.85	1.90	29.39	30.75

64

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2019				For the Year Ended December 31, 2019
		Unit Value ($)(a) (f)		Net	Investment Income	Expense Ratio (%)(d) (f)		Total Return (%)(e) (f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	45,435		58.10	2,639,689	0.89		1.52		29.81
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	482,194	24.01	28.69	14,680,834	0.64	0.85	2.15	28.70	30.39
SAST SA MFS Total Return Portfolio Class 1	70,480	49.46	50.42	3,492,997	2.25	1.40	1.52	18.54	18.69
SAST SA MFS Total Return Portfolio Class 3	562,337	17.31	29.68	12,686,615	2.29	0.85	1.90	17.80	19.04
SAST SA Mid Cap Index Portfolio Class 3	32,481	11.17	11.27	365,345	0.00	1.15	1.55	23.27	23.76
SAST SA Morgan Stanley International Equities Portfolio Class 1	86,169		16.51	1,422,397	2.54		1.52		18.81
SAST SA Morgan Stanley International Equities Portfolio Class 3	503,306	11.20	11.73	6,937,122	2.37	0.85	2.15	17.64	19.18
SAST SA PIMCO RAE International Value Portfolio Class 3	1,481,499	10.21	11.88	19,554,534	0.08	0.85	2.15	9.52	10.95
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3	9,278,213	11.80	13.23	128,965,209	0.00	1.00	2.15	16.24	17.58
SAST SA PineBridge High-Yield Bond Portfolio Class 1	43,195		35.24	1,522,379	7.86		1.52		13.15
SAST SA PineBridge High-Yield Bond Portfolio Class 3	370,309	15.71	26.52	7,037,710	7.30	0.85	2.15	12.03	13.49
SAST SA Putnam International Growth and Income Portfolio Class 1	87,732	17.53	17.87	1,542,523	2.30	1.40	1.52	18.51	18.65
SAST SA Putnam International Growth and Income Portfolio Class 3	401,348	9.50	14.84	5,569,705	2.17	0.85	1.90	17.77	19.01
SAST SA Schroders VCP Global Allocation Portfolio Class 3	5,278,329	12.46	12.84	67,189,877	1.40	1.15	1.90	16.68	17.56
SAST SA Small Cap Index Portfolio Class 3	69,237	10.79	10.89	751,119	0.00	1.15	1.55	22.59	23.08
SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3	1,285,472	11.64	11.79	15,103,032	1.16	1.10	1.70	22.16	22.90
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	10,022,020	13.30	13.95	137,554,099	1.47	0.95	2.15	19.67	21.12
SAST SA VCP Dynamic Allocation Portfolio Class 3	61,360,569	14.66	16.12	951,562,334	0.00	0.95	2.15	17.83	19.26
SAST SA VCP Dynamic Strategy Portfolio Class 3	38,675,868	14.29	15.40	582,680,338	0.00	1.15	2.15	16.87	18.04
SAST SA VCP Index Allocation Portfolio Class 3	3,158,875	11.46	11.60	36,380,075	0.08	1.00	1.55	21.10	21.77
SAST SA Wellington Capital Appreciation Portfolio Class 1	62,478	157.98	327.43	10,198,832	0.00	1.40	1.52	29.19	29.34
SAST SA Wellington Capital Appreciation Portfolio Class 3	404,739	35.43	53.95	23,105,080	0.00	0.85	2.15	28.06	29.73
SAST SA Wellington Government and Quality Bond Portfolio Class 1	87,679	22.45	52.72	2,021,013	2.47	1.40	1.52	5.70	5.83
SAST SA Wellington Government and Quality Bond Portfolio Class 3	2,187,927	11.79	18.63	32,411,328	2.36	0.85	2.15	4.78	6.15
SAST SA Wellington Strategic Multi-Asset Portfolio Class 1	2,414		72.33	174,579	0.00		1.40		17.42
SAST SA Wellington Strategic Multi-Asset Portfolio Class 3	229,612	12.03	12.19	2,780,992	0.00	1.15	1.55	17.05	17.52
VALIC Company I International Equities Index Fund	14,311	11.77	11.79	168,510	3.39	1.10	1.40	19.61	19.97
VALIC Company I Mid Cap Index Fund	58,317	13.23	15.22	874,905	1.40	1.10	1.70	23.59	24.34
VALIC Company I Nasdaq-100 Index Fund	10,895	18.30	21.01	222,259	0.41	1.10	1.70	36.33	37.15
VALIC Company I Small Cap Index Fund	20,182	12.87	15.24	291,029	1.04	1.10	1.70	23.04	23.78
VALIC Company I Stock Index Fund	83,882	15.28	16.92	1,400,171	1.47	1.10	1.70	28.88	29.66

(a)

Because the unit values are presented as a range of lowest to highest, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)	These amounts represent the net asset value before adjustments allocated to the contracts in payout period.

(c)

These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the Funds, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the Funds in which the sub-account invests. The average net assets are calculated using the net asset balances at the beginning and end of the year. If there are no assets at either the beginning or end of the year, the asset balance of the first or last day the sub-account had assets is used.

(d)

These amounts represent the annualized contract expenses of the sub-account, consisting of distribution, mortality and expense charges, for each period indicated. The ratios include only those expenses that result in direct reduction to unit values. Charges made directly to the contract owners account through the redemption of units and expenses of the Funds have been excluded. For additional information on charges and deductions, see Note 4.

(e)

These amounts represent the total return for the periods indicated, including changes in the value of the Funds, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each of the periods indicated or from the effective date through the end of the reporting period. Because the total return is presented as a range of minimum and maximum values, based on the product grouping representing the minimum and maximum expense ratios, some individual contract total returns are not within the ranges presented.

(f)	A blank in the lowest unit value, lowest expense ratio and lowest total return columns indicates that the lowest value is the same as the highest value.

7.	Subsequent Events

Management considered Separate Accounts related events and transactions that occurred after the date of the Statement of Assets and Liabilities, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that required additional disclosures. Management has evaluated events through the date the financial statements were issued.

65

The United States Life Insurance Company in the

City of New York

(An indirect wholly owned subsidiary of Corebridge Financial, Inc.)

Statutory Financial Statements and

Supplemental Information and

Report of Independent Auditors

At December 31, 2023 and 2022 and

for each of the three years ended December 31, 2023

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

1

Report of Independent Auditors

To the Board of Directors and Shareholder of The United States Life Insurance Company in the City of New York

Opinions

We have audited the accompanying statutory financial statements of The United States Life Insurance Company in the City of New York (the “Company”), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2023 and 2022, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2023, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2023 and 2022 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2023.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

2

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Supplemental Information

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental schedule of selected financial data, investment risks interrogatories, summary investment schedule, and schedule of reinsurance disclosures (collectively referred to as the “supplemental schedules”) of the Company as of December 31, 2023 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 18, 2024

3

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

	December 31,
(in millions)	2023	2022
Admitted assets
Cash and investments
Bonds	$19,390	$19,008
Preferred stock	45	27
Common stock	18	18
Cash, cash equivalents and short-term investments	227	389
Mortgage loans	3,876	3,906
Contract loans	132	141
Derivatives	46	91
Derivative cash collateral	63	196
Other invested assets	1,669	1,924
Total cash and investments	25,466	25,700
Amounts recoverable from reinsurers	25	49
Amounts receivable under reinsurance contracts	39	7
Current federal income tax recoverable	—	11
Deferred tax asset	168	186
Due and accrued investment income	209	196
Premiums due, deferred and uncollected	55	49
Receivables from affiliates	19	28
Other assets	7	30
Separate account assets	5,774	5,412
Total admitted assets	$31,762	$31,668

See accompanying Notes to Statutory Financial Statements.

4

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS (CONTINUED)

	December 31,
(in millions, except for share data)	2023	2022
Liabilities
Policy reserves and contractual liabilities
Life, annuity and modco reserves	$21,767	$22,128
Liabilities for deposit-type contracts	761	780
Accident and health reserves	191	207
Premiums received in advance	1	1
Policy and contract claims	106	125
Policyholder dividends	1	1
Total policy reserves and contractual liabilities	22,827	23,242
Experience rated refund	75	75
Payable to affiliates	18	36
Interest maintenance reserve	222	297
Federal income taxes payable	24	—
Derivatives	2	183
Repurchase agreements	—	20
Collateral for derivatives program	40	78
Accrued expenses and other liabilities	207	359
Net transfers from separate accounts due or accrued	(114)	(120)
Asset valuation reserve	448	453
Separate account liabilities	5,774	5,412
Total liabilities	29,523	30,035
Commitments and contingencies (see Note 20)

Capital and surplus
Common stock, $2 par value; 1,980,658 shares authorized, issued and outstanding	4	4
Gross paid-in and contributed surplus	1,913	1,913
Unassigned surplus	322	(284)
Total capital and surplus	2,239	1,633
Total liabilities and capital and surplus	$31,762	$31,668

See accompanying Notes to Statutory Financial Statements.

5

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATUTORY STATEMENTS OF OPERATIONS

	December 31,
(in millions)	2023	2022	2021
Revenues
Premiums and annuity considerations	$2,382	$2,209	$2,472
Net investment income	1,123	1,204	1,169
Amortization of interest maintenance reserve	17	28	32
Reserve adjustments on reinsurance ceded	(381)	(624)	(496)
Commissions and expense allowances	58	52	69
Separate account fees	114	124	138
Other income	25	18	27
Total revenues	3,338	3,011	3,411
Benefits and expenses
Death benefits	165	189	190
Annuity benefits	208	224	339
Surrender benefits	2,410	1,411	1,182
Other benefits	159	172	122
Change in reserves	(397)	674	111
Commissions	109	94	88
General insurance expenses	115	107	104
Net transfers to (from) separate accounts	(60)	(13)	847
Other expenses	4	16	15
Total benefits and expenses	2,713	2,874	2,998
Net gain from operations before dividends to policyholders and federal income taxes	625	137	413
Net gain from operations after dividends to policyholders and before federal income taxes	625	137	413
Federal income tax expense	46	143	132
Net gain (loss) from operations	579	(6)	281
Net realized capital gains (losses), net of tax after transfers to interest maintenance reserves	30	(72)	(103)
Net income (loss)	$609	$(78)	$178

See accompanying Notes to Statutory Financial Statements.

6

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

(in millions)	Common Stock	Gross Paid- In and Contributed Surplus	Unassigned Surplus	Total Capital and Surplus
Balance, January 1, 2021	$4	$1,913	$(127)	$1,790
Net income (loss)	—	—	178	178
Change in net unrealized capital gains (losses)	—	—	200	200
Change in net unrealized foreign exchange capital gains (losses)	—	—	(46)	(46)
Change in deferred tax	—	—	50	50
Change in non-admitted assets	—	—	25	25
Change in liability for reinsurance in unauthorized and certified companies	—	—	(7)	(7)
Change in asset valuation reserve	—	—	(62)	(62)
Change in surplus from separate accounts	—	—	27	27
Other changes in surplus in separate accounts	—	—	(27)	(27)
Change in surplus as a result of reinsurance	—	—	(2)	(2)
Dividends	—	—	(101)	(101)
Prior period corrections	—	—	(5)	(5)
Balance, December 31, 2021	$4	$1,913	$103	$2,020
Net income (loss)	—	—	(78)	(78)
Change in net unrealized capital gains (losses)	—	—	(57)	(57)
Change in net unrealized foreign exchange capital gains (losses)	—	—	(101)	(101)
Change in deferred tax	—	—	95	95
Change in non-admitted assets	—	—	(90)	(90)
Change in asset valuation reserve	—	—	39	39
Change in surplus from separate accounts	—	—	9	9
Other changes in surplus in separate accounts	—	—	(9)	(9)
Change in surplus as a result of reinsurance	—	—	(2)	(2)
Dividends	—	—	(200)	(200)
Prior period corrections	—	—	7	7
Balance, December 31, 2022	$4	$1,913	$(284)	$1,633
Net income (loss)	—	—	609	609
Change in net unrealized capital gains (losses)	—	—	(25)	(25)
Change in net unrealized foreign exchange capital gains (losses)	—	—	59	59
Change in deferred tax	—	—	(64)	(64)
Change in non-admitted assets	—	—	24	24
Change in liability for reinsurance in unauthorized and certified companies	—	—	7	7
Change in asset valuation reserve	—	—	6	6
Change in surplus from separate accounts	—	—	10	10
Other changes in surplus in separate accounts	—	—	(10)	(10)
Change in surplus as a result of reinsurance	—	—	(2)	(2)
Dividends	—	—	—	—
Prior period corrections	—	—	(8)	(8)
Balance, December 31, 2023	$4	$1,913	$322	$2,239

See accompanying Notes to Statutory Financial Statements.

7

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATUTORY STATEMENTS OF CASH FLOWS

	December 31,
(in millions)	2023	2022	2021
Cash from operations
Premium and annuity considerations, collected, net of reinsurance	$2,382	$2,196	$1,996
Net investment income collected	1,035	1,242	1,062
Other income	(181)	(430)	(262)
Total revenue received	3,236	3,008	2,796
Benefits paid	2,948	1,792	1,811
Net transfers from (to) separate accounts	(9)	(20)	896
Commissions and expenses paid	236	211	198
Dividends paid to policyholders	1	—	1
Federal income taxes paid	21	109	123
Total benefits and expenses paid	3,197	2,092	3,029
Net cash provided by (used in) operations	39	916	(233)
Cash from investments
Proceeds from investments sold, matured or repaid:
Bonds	1,421	2,640	4,630
Stocks	9	10	6
Mortgage loans	424	469	307
Other invested assets	422	667	587
Derivatives	—	102	—
Securities lending reinvested collateral assets	—	258	37
Other, net	(11)		27
Total proceeds from investments sold, matured or repaid	2,265	4,146	5,594
Cost of investments acquired:
Bonds	1,783	1,978	4,042
Stocks	22	19	2
Mortgage loans	322	1,243	325
Other invested assets	372	895	829
Derivatives	58	—	—
Other, net	(133)	24	76
Total cost of investments acquired	2,424	4,159	5,274
Net adjustment in contract loans	(9)	(7)	(12)
Net cash provided by (used in) investing activities	(150)	(6)	332
Cash from financing and miscellaneous sources
Cash provided (applied):
Capital and paid-in surplus	(2)	(2)	(2)
Net deposits on (withdrawals from) deposit-type contracts	(18)	(2)	(2)
Dividends to parent	—	(200)	(101)
Change in securities lending	—	(261)	—
Other, net	(31)	(233)	(22)
Net cash provided by (used in) financing and miscellaneous activities	(51)	(698)	(127)
Net increase (decrease) in cash, cash equivalents and short-term investments	(162)	212	(28)
Cash, cash equivalents and short-term investments at beginning of year	389	177	205
Cash, cash equivalents and short-term investments at end of year	$227	$389	$177

Non-cash activities, excluded from above:
Non-cash pension risk transfer premiums	$—	$—	$480
Non-cash Modco to FRL settlements	187	—	—
Non-cash transfer from collateral other invested assets to bonds	137	—	—
Non-cash transfer from separate to general account	58	—	—
Non-cash transfer from other invested assets to mortgage loans	47	—	2
Non-cash premium transfer from AGL to USL	—	—	4
Non-cash transfer from common stock to other invested assets	—	3	3
Non-cash transfer from other invested assets to common stock	2	—	—

See accompanying Notes to Statutory Financial Statements.

8

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

The United States Life Insurance Company in the City of New York (“USL” or the “Company”) is a wholly owned subsidiary of AGC Life Insurance Company (“AGC Life” or the “Parent”), a Missouri-domiciled life insurance company, which is wholly owned by Corebridge Life Holdings, Inc. (formerly known as AIG Life Holdings, Inc.) (“Corebridge Life Holdings”). Corebridge Life Holdings is wholly owned by Corebridge Financial, Inc. (“Corebridge”), which American International Group, Inc. (“AIG”) owns 52.2% of their outstanding common stock as of December 31, 2023. AIG is a holding company, which through its subsidiaries provides a wide range of property casualty insurance, life insurance, retirement products and other financial services to commercial and individual customers in more than 190 countries and jurisdictions. The term “AIG” means American International Group, Inc. and not any of AIG’s consolidated subsidiaries.

The Company is a stock life insurance company domiciled and licensed under the laws of the State of New York and is subject to regulation by the New York State Department of Financial Services (“NYDFS”). The Company is also subject to regulation by the states in which it is authorized to transact business. The Company is licensed to sell life and accident and health insurance in all 50 states and the District of Columbia. The Company is also licensed in the U.S. Virgin Islands.

The Company’s fixed annuity products include single premium fixed annuities, immediate annuities and deferred income annuities. The Company’s variable annuity products include variable annuities that offer a combination of growth potential, death benefit features and income protection features. The Company’s fixed index annuities include products that provide growth potential based in part on the performance of a market index, and certain of the Company’s fixed index annuity products offer optional income protection features. The Company also offers pension risk transfer annuities. The Company’s distribution channels include banks, wirehouses, broker dealers, independent marketing organizations and independent insurance agents.

The Company’s individual life insurance products are primarily term life and universal life insurance, distributed through independent marketing organizations, independent insurance agents, financial advisors and direct marketing.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the NYDFS. These accounting practices vary in certain respects from accounting principles generally accepted in the United States of America (“U.S. GAAP”), as described herein.

The NYDFS recognizes only statutory accounting practices (“SAP”) prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under New York Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of New York. The State of New York has the right to permit other specific practices that deviate from prescribed practices.

The Company does not employ any prescribed or permitted accounting practices that differ from the NAIC SAP.

Certain prior year amounts have been reclassified to conform to the current year presentation.

The statement of cash flows in this report has balances that are different from those in the annual statement filed with the NAIC. The annual statement for 2023 had net cash provided by operations, investments and financing of $92 million, $(304) million and $49 million, respectively, while this report has $39 million, $(150) million and $(51) million, respectively.

Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the NYDFS requires management to make estimates and assumptions that affect the reported amounts in the statutory financial statements and the accompanying notes. It also requires disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenue and expense during the period. The areas of significant judgments and estimates include the following:

•	application of other-than-temporary impairments;

•	estimates with respect to income taxes, including recoverability of deferred tax assets;

•	fair value measurements of certain financial assets; and

•	policy reserves for life, annuity and accident and health insurance contracts, including guarantees.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, Statutory Statements of Operations and Statutory Statements of Cash Flows could be materially affected.

Significant Accounting Policies

Bonds not backed by other loans are carried at amortized cost except for those with a NAIC designation of “6” or “6*”. Bonds with a NAIC 6 designation are carried at the lower of amortized cost or fair value, with unrealized losses charged directly to unassigned surplus. Bonds that have not been filed and have not received a designation in over one year from the NAIC’s Investment Analysis Office (“IAO”) receive a “6*” designation and are carried at zero, with the unrealized loss charged directly to unassigned surplus. Bonds filed with the IAO which receive a “6*” designation may carry a value greater than zero. Securities are assigned a NAIC 5* designation if the Company certifies that (1) the documentation necessary to permit a full credit analysis does not exist, (2) the issuer or obligor is current on all contracted interest and principal payments and (3) the Company has an actual expectation of ultimate repayment of all contracted interest and principal. Securities with NAIC 5* designations are deemed to possess the credit characteristics of securities assigned a NAIC 5 designation. The discount or premium on bonds is amortized using the effective yield method.

Loan-backed and structured securities (“LBaSS”) include residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”), pass-thru securities, lease-backed securities,

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

equipment trust certificates, loan-backed securities issued by special purpose corporations or trusts, and securities where there is not direct recourse to the issuer. LBaSS are carried on a basis consistent with that of bonds not backed by loans. Income recognition for LBaSS is determined using the effective yield method and estimated cash flows. Prepayment assumptions for single-class and multi-class mortgage-backed securities (“MBS”) and ABS were obtained from an outside vendor or internal estimates. The Company uses independent pricing services and broker quotes in determining the fair value of its LBaSS. The Company uses the retrospective adjustment method to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

Reference to “non-rated residual tranches or interests” intends to capture securitization tranches, beneficial interests, interests of structured finance investments, as well as other structures that reflect loss layers without contractual interest or principal payments. Payments to holders of these investments occur after contractual interest and principal payments have been made to other tranches or interests and are based on the remaining available funds. Although payments to holders can occur throughout an investment’s duration (and not just at maturity), such instances still reflect the residual amount permitted to be distributed after other holders have received contractual interest and principal payments.

NAIC designations are determined with a multi-step approach. The initial designation is used to determine the carrying value of the security. The final NAIC designation is used for reporting and affects risk-based capital (“RBC”). The final NAIC designation is determined for most RMBS and CMBS by financial modeling conducted by BlackRock. For credit tenant loans, equipment trust certificates, any corporate-like securities rated by the IAO, interest-only securities, and those securities with an original NAIC designation of 5, 5*, 6, or 6*, the final NAIC designation is based on the IAO or Credit Rating Provider rating and is not subject to financial modeling.

Redeemable preferred stocks with NAIC designations of “1” through “3” are carried at amortized cost. All other redeemable preferred stocks are stated at the lower of cost, amortized cost or fair value, with unrealized capital losses charged directly to unassigned surplus. Perpetual preferred stocks are valued at fair value, not to exceed any currently effective call price. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary.

Unaffiliated common stocks are carried at fair value, with unrealized capital gains and losses credited or charged directly to unassigned surplus. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary. For Federal Home Loan Bank (“FHLB”) capital stock, which is only redeemable at par, the fair value shall be presumed to be par, unless considered other-than-temporarily impaired.

Subsidiary, controlled, and affiliated (“SCA”) entities: The Company has no investments in insurance SCA entities. Investments in non-insurance SCA entities are recorded based on the equity of the investee per audited financial statements prepared pursuant to U.S. GAAP, which is adjusted to a statutory basis of accounting, if applicable. All investments in non-insurance SCA entities for which audited U.S. GAAP financial statements are not available are non-admitted as assets. Undistributed equity in earnings of affiliates is included in unassigned surplus as a component of unrealized capital gains or losses. Dividends received from such affiliates are recorded as investment income when declared.

Mortgage and mezzanine real estate loans are carried at unpaid principal balances less allowances for credit losses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on performing loans is accrued as earned.

Mortgage and mezzanine real estate loans are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan’s effective interest rate, ii) the loan’s observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property occupancy, profile of the borrower and of the major property tenants, and economic trends in the market where the property is located. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

11

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Cash, cash equivalents and short-term investments include cash on hand and amounts due from banks, highly liquid debt instruments that have original maturities within one year of date of purchase and are carried at amortized cost, interest-bearing money market funds, investment pools and other investments with original maturities within one year from the date of purchase.

Contract loans are carried at unpaid balances, which include unpaid principal plus accrued interest, including 90 days or more past due. All loan amounts in excess of the contract cash surrender value are considered non-admitted assets.

Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are reported in a manner consistent with the hedged asset or liability (“hedge accounting”). Changes in statement value or cash flow of derivatives that qualify for hedge accounting are recorded consistently with how the changes in the statement value or cash flow of the hedged asset or liability are recorded. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge (“ineffective hedges”) are accounted for at fair value and the changes in fair value are recorded as unrealized gains or losses.

Starting in 2022 the Company designated, under Statement of Statutory Accounting Principles (“SSAP”) 86, Derivatives, certain foreign exchange derivatives as effective hedges of certain invested assets. Starting in 2023, the Company elected fair value hedge accounting for the hedge of a portfolio of similar assets using the “portfolio layer method.” The portfolio layer method represents a new method of achieving hedge accounting that had recently been adopted for statutory reporting purposes pursuant to guidance in SSAP 86.

Other invested assets principally consist of investments in limited partnerships and limited liability companies. Investments in these assets, except for joint ventures, partnerships and limited liability companies with a minor ownership interest, are reported using the equity method. Under SAP, such investments are generally reported based on audited U.S. GAAP equity of the investee, with subsequent adjustment to a statutory basis of accounting, if applicable.

Joint ventures, partnerships and limited liability companies in which the Company has a minor ownership interest (i.e., less than 10 percent) or lacks control, are generally recorded based on the underlying audited U.S. GAAP equity of the investee, with some prescribed exceptions. SAP allows the use of (a) the U.S. GAAP equity as set forth in the footnote reconciliation of foreign GAAP equity and income to U.S. GAAP within audited foreign GAAP financial statements or (b) the International Financial Reporting Standards (“IFRS”) basis equity in audited IFRS financial statements as an acceptable basis for the valuation of minor/non-controlled investments. The audited U.S. tax basis equity may also be used in certain circumstances.

All other investments in entities for which audited U.S. GAAP financial statements, or another acceptable audited basis of accounting as described above were not available have been non-admitted as assets. Undistributed accumulated earnings of such entities are included in unassigned surplus as a component of unrealized capital gains or losses. Distributions received that are not in excess of the undistributed accumulated earnings are recognized as investment income. Impairments that are determined to be other than temporary are recognized as realized capital losses.

Securities lending and repurchase agreements: The Company has a securities lending program, which was approved by its Board of Directors, and lends securities from its investment portfolio to supplement liquidity or for other uses as deemed appropriate by management. Under the program, securities are lent to financial institutions, and in return the Company receives cash as collateral equal to 102 percent of the fair value of the loaned securities. The cash collateral received is invested in cash and/or short-term investments that may be sold or repledged or partially used for short-term liquidity purposes based on conservative cash flow forecasts. Securities lent by the Company under these transactions may be sold or repledged by the counterparties. The liability for cash collateral received would be reported in payable for securities lending in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. The Company monitors the fair value of securities loaned and obtains additional collateral as necessary. At the termination of the transactions, the Company and its counterparties are obligated to return the collateral provided and the securities lent, respectively. These transactions are treated as secured financing arrangements.

In addition, the Company is a party to secured financing transactions involving securities sold under agreements to repurchase (repurchase agreements), in which the Company transfers securities in exchange for cash, with an agreement by the Company to repurchase the same or substantially similar securities on agreed upon dates specified in the agreements.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Investment income due and accrued is non-admitted from investment income for bonds and other invested assets when collection of interest is overdue by more than 90 days, or is uncertain, and for mortgage loans when loans are foreclosed, or delinquent in payment for greater than 180 days, or when collection of interest is uncertain.

Net realized capital gains and losses, which are determined by using the specific identification method, are reflected in income net of applicable federal income taxes and transfers to the interest maintenance reserve.

The Company regularly evaluates its investments for other-than-temporary impairment (“OTTI”) in value. The determination that a security has incurred an OTTI in value and the amount of any loss recognition requires the judgment of the Company’s management and a continual review of its investments. For bonds, other than LBaSS, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. If it is determined an OTTI has occurred, the cost basis of bonds are written down to fair value and the amount of the write-down is recognized as a realized capital loss.

For LBaSS, a non-interest related OTTI resulting from a decline in value due to fundamental credit problems of the issuer is recognized when the projected discounted cash flows for a particular security are less than its amortized cost. When a non-interest related OTTI occurs, the LBaSS is written down to the present value of future cash flows expected to be collected. An OTTI is also deemed to have occurred if the Company intends to sell the LBaSS or does not have the intent and ability to retain the LBaSS until recovery. If the decline is interest-related, the LBaSS is written down to fair value.

In periods subsequent to the recognition of an OTTI loss, the Company generally accretes the difference between the new cost basis and the future cash flows expected to be collected, if applicable, as interest income over the remaining life of the security based on the amount and timing of estimated future cash flows.

Non-admitted assets are excluded from admitted assets and the change in the aggregate amount of such assets is reflected as a separate component of unassigned surplus. Non-admitted assets include all assets specifically designated as non-admitted and assets not designated as admitted, such as a certain portion of DTAs, prepaid expenses, electronic data processing (“EDP”) equipment assets, agents’ balances or other receivables over 90 days. Non-admitted assets were $655 million and $679 million at December 31, 2023 and 2022, respectively.

Interest maintenance reserve (“IMR”) is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related investment gains and losses resulting from sales (net of taxes) and interest-related OTTI (net of taxes). IMR applies to all types of fixed maturity investments, including bonds, preferred stocks, MBS, ABS and mortgage loans. An OTTI occurs when the Company, at the reporting date, has the intent to sell an investment or does not have the intent and ability to hold the security before recovery of the cost of the investment. For LBaSS, if the Company recognizes an interest-related OTTI, the non-interest-related OTTI is recorded to the asset valuation reserve, and the interest-related portion to IMR. Such gains and losses are deferred into the IMR and amortized into income using the grouped method over the remaining contractual lives of the securities sold.

Asset valuation reserve (“AVR”) is used to stabilize surplus from fluctuations in the market value of bonds, stocks, mortgage loans, real estate, limited partnerships and other investments. Changes in the AVR are recorded as direct increases or decreases in surplus.

Separate account assets and liabilities generally represent funds for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company, except for certain guaranteed products. Separate account assets are generally reported at fair value. In addition, certain products with fixed guarantees and market-value-adjusted (“MVA”) fixed annuity contracts in which the assets are generally carried at amortized cost are required by certain states to be carried in a separate account. The operations of the separate accounts are excluded from the Statutory Statements of Operations and Statutory Statements of Cash Flows of the Company. The Company receives fees for assuming mortality and certain expense risks. Such fees are included in separate account fees in the Statutory Statements of Operations. Reserves for variable annuity contracts are provided in accordance with the Variable Annuity Commissioners’ Annuity Reserve Valuation Method (“VACARVM”) under subsection 21 of the Valuation Manual (“VM-21”). Reserves for variable universal life accounts are provided in accordance with subsection 20 of the Valuation Manual (“VM-20”) for new business issued beginning in 2020, and in accordance with the Commissioners’ Reserve Valuation Method (“CRVM”) for policies issued prior to 2020.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Policy reserves are established according to different methods.

Life, annuity, and health reserves are developed by actuarial methods and are generally determined based on published tables using specified interest rates, mortality or morbidity assumptions, and valuation methods prescribed or permitted by statutes that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the NYDFS.

Principle-based reserving (“PBR”) is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the previous prescribed approach. Reserve requirements for the Company’s life insurance policies issued after January 1, 2020 are contained in VM-20, Requirements for Principle-Based Reserves for Life Products, policies issued prior to 2020 are reserved for using the CRVM. Under VM-20, these reserves are generally more sensitive to changes in actuarial assumptions. The Company’s regulatory reserving practices are governed by New York Regulation 213 which entails some potential deviations from the PBR reserving guidance in VM-20. Under this Regulation, the reserves for term life policies are equal to the greater of i) 70% of the CRVM determined policy level reserve and ii) the PBR (VM-20) reserve, while required universal life reserves are equal to the greater of i) CRVM established reserves and ii) PBR reserves.

The Company waives the deduction of deferred fractional premiums on the death of the life and annuity policy insured and for traditional life insurance returns any portion of the final premium for periods beyond the date of death. The Company reported additional reserves for surrender values in excess of the corresponding policy reserves.

The Company performs annual cash flow testing in accordance with the Actuarial Opinion and Memorandum Regulation to ensure adequacy of the reserves. Additional reserves are established where the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or where the net premiums exceed the gross premiums on any insurance in force. Total cash flow testing reserves were $1.0 billion and $1.4 billion at December 31, 2023 and 2022, respectively.

A majority of the Company’s variable annuity products are issued with a guaranteed minimum death benefit (“GMDB”) which provides that, upon the death of a contractholder, the contractholder’s beneficiary will receive the greater of (1) the contractholder’s account value, or (2) a GMDB that varies by product. Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals; or the greatest contract value, adjusted for withdrawals, at the specified contract anniversaries; or the principal invested, adjusted for withdrawals, accumulated at the specified rate per annum. These benefits have issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. Death benefits on GMDB policies generally reduce on a proportional basis or on a dollar-for-dollar basis when a partial withdrawal occurs.

Reserves for GMDB benefits are included in the VACARVM reserve. Variable Annuity (“VA”) reserving requirements are contained in VM-21, Reserves for Variable Requirements for Principle-Based Annuities.

Life policies underwritten as substandard are charged extra premiums. Reserves are computed for a substandard policy by adding the reserve for an otherwise identical non-substandard policy plus a factor times the extra premium charge for the year. The factor varies by duration, type of plan, and underwriting. In addition, an extra mortality reserve is reported for ordinary life insurance policies classified as group conversions. Substandard structured settlement annuity reserves are determined by making a constant addition to the mortality rate of the applicable valuation mortality table so that the life expectancy on the adjusted table is equal to the life expectancy determined by the Company’s underwriters at issue.

The liabilities related to policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

In addition, an extra mortality reserve is held for ordinary life insurance policies classified as group conversions, equal to the excess, if any, of a substandard reserve over a standard reserve based on mortality rates appropriately increased over the standard class mortality rates.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula, except for universal life insurance and deferred annuity reserves, which include fund accumulations for which tabular interest has been determined from basic data. For the determination of tabular interest on funds not involving life contingencies, the actual credited interest is used.

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

For long-term disability products, disabled life reserves were established using the 1964 Commissioner’s Disability Table for claims incurred prior to January 1, 1989, and the 1987 Commissioner’s Group Disability Table for claims incurred January 1, 1989 and later, at an interest rate equal to the Single Premium Immediate Annuity rate (based on year incurred) less 1 percent.

Liabilities for deposit-type contracts, which include supplementary contracts without life contingencies and annuities certain, are based on the discounting of future payments at an annual statutory effective rate. Tabular interest on other funds not involving life contingencies is based on the interest rate at which the liability accrues.

Policy and contract claims represent the ultimate net cost of all reported and unreported claims incurred during the year. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary, as experience develops or new information becomes known; such adjustments are included in current operations.

Reserves for future policy benefits to be paid on life and accident and health policies, incurred in the statement period, but not yet reported, were established using historical data from claim lag experience. The data is aggregated from product specific studies performed on the Company’s business.

Premiums and annuity considerations and related expenses are recognized over different periods. Life premiums are recognized as income over the premium paying periods of the related policies. Annuity considerations are recognized as revenue when received. Premiums for deposit-type products are credited directly to the respective reserves and are not recorded in the Statutory Statement of Operations. Acquisition costs such as commissions and other expenses related to the production of new business are charged to the Statutory Statements of Operations as incurred.

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Annuity and deposit-type contract surrender benefits are reported on a cash basis, and include annuity benefits, payments under supplementary contracts with life contingencies, surrenders and withdrawals. Withdrawals from deposit-type contracts directly reduce the liability for deposit-type contracts and are not reported in the Statutory Statements of Operations.

General insurance expenses include allocated expenses pursuant to cost allocation agreements. The Company purchases administrative, accounting, marketing and data processing services from AIG, Corebridge and affiliates and is charged based on estimated levels of usage, transactions or time incurred in providing the respective services. The allocation of costs for investment management services purchased from affiliates is based on the level of assets under management.

Federal income tax expense (benefit) is recognized and computed on a separate company basis pursuant to tax sharing agreements, because the Company is included in the consolidated federal income tax returns of its parent company filing group. For the period prior to the Corebridge initial public offering (the “IPO”) on September 19, 2022, the Company joined in the filing of a consolidated federal income tax return with AIG. For the period following the IPO, the Company will join with AGC Life, American General Life Insurance Company (“AGL”), Variable Annuity Life Insurance Company (“VALIC”), and Corebridge Insurance Company of Bermuda, Ltd. (formerly AIG Life of Bermuda, Ltd.) (“Corebridge Bermuda”), in filing a consolidated life company federal income tax return. To the extent that benefits for net operating losses, foreign tax credits, corporate alternative minimum tax (“CAMT”) credits or net capital losses are utilized on a consolidated basis, the Company would recognize tax benefits based upon the amount of those deductions and credits utilized in the consolidated federal income tax return. The federal income tax expense or benefit reflected in the Statutory Statements of Operations represents income taxes provided on income that is currently taxable, but excludes tax on the net realized capital gains or losses.

Income taxes on capital gains or losses reflect differences in the recognition of capital gains or losses on a statutory accounting basis versus a tax accounting basis. The most significant of such differences involve impairments of investments, which are recorded as realized losses in the Statutory Statements of Operations but are not recognized for tax purposes, and the deferral of net capital gains and losses into the IMR for statutory income but not for taxable income. Capital gains and losses on certain related-party transactions are recognized for statutory financial reporting purposes but are deferred for income tax reporting purposes until the security is sold to an outside party.

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

A deferred tax asset (“DTA”) or deferred tax liability (“DTL”) is included in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, which reflects the expected future tax consequences of temporary differences between the statement values of assets and liabilities for statutory financial reporting purposes and the amounts used for income tax reporting purposes. The change in the net DTA or DTL is reflected in a separate component of unassigned surplus. Net DTAs are limited in their admissibility.

The CAMT is disregarded when evaluating the need for a valuation allowance for the Company’s non-CAMT DTAs.

Accounting Changes

SSAP No. 86, Derivatives, was revised to adopt with modification derivative guidance from ASU 2017-12, Derivatives and Hedging and ASU 2022-01, Fair Value Hedging – Portfolio Layer Method, to include guidance for the portfolio layer method and partial-term hedges. These revisions were effective January 1, 2023. A partial-term hedge is a hedge for a portion of the time to maturity of a fixed rate asset (liabilities are not included contrary to U.S. GAAP). The portfolio layer method permits reporting entities to designate the portion of a closed portfolio of financial assets, beneficial interests secured by financial assets, or a combination of the two, that is not expected to be prepaid during the hedge period as the hedged item in a fair value hedge.

Substantive changes were made to SSAP 26R, Bonds, SSAP 21R, Other Admitted Assets, and SSAP 43R, Loan-Backed and Structured Securities, effective January 1, 2025. The changes provide a new principle-based bond definition to be used for determining which investments are eligible for reporting on Schedule D as a bond. The changes focus on ensuring appropriate consideration of whether an investment qualifies as an issuer credit obligation or asset-backed security prior to reporting as a bond.

Correction of Errors

SAP requires that corrections of errors related to prior periods be reported as adjustments to unassigned surplus to the extent that they are not material to prior periods.

In 2023, there were three out-of-period errors, including an error identified in the option value that results in increasing reserves as well as an incorrect allocation of 12b-1 fees. These errors decreased unassigned surplus by $8 million.

In 2022, three out-of-period errors, the largest due to separate account rider fees, were identified and corrected, which increased unassigned surplus by $7 million.

In 2021, one out-of-period error due to an understated model of economic hedge targeting was identified and corrected, which decreased unassigned surplus by $5 million.

The Company’s management does not believe these corrections to be material to the Company’s results of operations, financial position, or cash flow for the Company’s previously filed annual statement.

Differences in Statutory Accounting and U.S. GAAP Accounting

The accompanying statutory financial statements have been prepared in accordance with accounting practices prescribed or permitted by the NYDFS. These accounting practices vary in certain respects from U.S. GAAP. The primary differences between NAIC SAP and U.S. GAAP are as follows.

The objectives of U.S. GAAP differ from the objectives of SAP. U.S. GAAP is designed to measure the entity as a going concern and to produce general purpose financial statements to meet the varying needs of the different users of financial statements. SAP is designed to address the accounting requirements of regulators, who are the primary users of statutory-basis financial statements and whose primary objective is to measure solvency. As a result, U.S. GAAP stresses measurement of earnings and financial condition of a business from period to period, while SAP stresses measurement of the ability of the insurer to pay claims in the future.

Investments. Under SAP, investments in bonds and redeemable preferred stocks are generally reported at amortized cost. However, if bonds are designated category “6” and redeemable preferred stocks are designated categories “4 – 6” by the NAIC, these investments are reported at the lesser of amortized cost or fair value with a credit or charge to unrealized investment gains or losses. For U.S. GAAP, such fixed-maturity investments are designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed-maturity investments are reported at amortized cost, and the remaining fixed-maturity investments are reported at fair value, with unrealized capital gains and losses

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

reported in operations for those designated as trading and as a component of other comprehensive income for those designated as available-for-sale.

Under SAP, all single- and multi-class MBS or other ABS (e.g., Collateralized Mortgage Obligations (“CMO”) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium with respect to such securities using either the retrospective or prospective method. For LBaSS, if it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the discounted estimated future cash flows. Bonds, other than LBaSS, that are other-than-temporarily impaired are written down to fair value. For U.S. GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, MBS and ABS securities), other than high credit quality securities, would be adjusted using the prospective method when there is a change in estimated future cash flows. If high-credit quality securities must be adjusted, the retrospective method would be used. For all bonds, if it is determined that a decline in fair value is other-than-temporary, the cost basis of the security would be written down to the discounted estimated future cash flows, while the non-credit portion of the impairment would be recorded as an unrealized loss in other comprehensive income.

Under SAP, when it is probable that the insurer will be unable to collect all amounts due according to the contractual terms of the mortgage agreement, allowances are established for temporarily-impaired mortgage loans based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate, less estimated costs to obtain and sell. The initial allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus rather than as a component of earnings as would be required under U.S. GAAP. If the impairment is other-than-temporary, a direct write down is recognized as a realized loss, and a new cost basis is established. Under U.S. GAAP, an allowance for credit losses is based on the expectation of lifetime credit losses.

Under SAP, joint ventures, partnerships and limited liability companies in which the insurer has a minor ownership interest (i.e., less than 10 percent) or lacks control are generally recorded based on the underlying audited U.S. GAAP basis equity of the investee. Under U.S. GAAP, joint ventures, partnerships and limited liability companies in which the insurer has a significant ownership interest or is deemed to have control are accounted for under the equity method. Where that is not the case, such investments are carried at fair value with changes in fair value recognized in earnings.

Real Estate. Under SAP, investments in real estate are reported net of related obligations; under U.S. GAAP, investments in real estate are reported on a gross basis. Under SAP, real estate owned and occupied by the insurer is included in investments; under U.S. GAAP, real estate owned and occupied by the insurer is reported as an operating asset, and operating income and expenses include rent for the insurer’s occupancy of those properties.

Derivatives. Under SAP, derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value with the changes in fair value recorded as unrealized capital gains or losses. Under U.S. GAAP, such derivative instruments are accounted for at fair value with the changes in fair value recorded as realized capital gains or losses. Under U.S. GAAP, fair value measurement for free standing derivatives incorporate either counterparty’s credit risk for derivative assets or the insurer’s credit risk for derivative liabilities by determining the explicit cost to protect against credit exposure. This credit exposure evaluation takes into consideration observable credit default swap rates. Under SAP, non-performance risk (own credit-risk) is not reflected in the fair value calculations for derivative liabilities. Under U.S. GAAP, index features in indexed universal life and fixed index annuity contracts and certain guaranteed features of variable annuities are bifurcated and accounted for separately as embedded policy derivatives and market risk benefits, respectively. Under SAP, embedded derivatives and market risk benefits are not bifurcated or accounted for separately from the host contract.

Interest Maintenance Reserve. Under SAP, the insurer is required to maintain an IMR. IMR is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related capital gains and losses realized through sales or OTTI. IMR applies to all types of fixed maturity investments, including bonds, preferred stocks, MBS, ABS and mortgage loans. After-tax capital gains or losses realized upon the sale or impairment of such investments resulting from changes in the overall level of interest rates are excluded from current period net income and transferred to the IMR. The transferred after-tax net realized capital gains or losses are then amortized into income over the remaining period to maturity of the divested asset. Realized capital gains and losses are reported net of tax and transfers to the IMR, after net gain from operations. Any negative IMR balance is treated as non-admitted asset, unless

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

certain criteria are met. This reserve is not required under U.S. GAAP and pre-tax realized capital gains and losses are reported as component of total revenues, with related taxes included in taxes from operations.

Asset Valuation Reserve. Under SAP, the insurer is required to maintain an AVR, which is computed in accordance with a prescribed formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate, and other invested assets. The level of AVR is based on both the type of investment and its credit rating. Under SAP, AVR is included in total adjusted capital for RBC analysis purposes. Changes to AVR are charged or credited directly to unassigned surplus. This reserve is not required under U.S. GAAP.

Subsidiaries. Under SAP, investments in insurance subsidiaries are recorded based upon the underlying audited statutory equity of a subsidiary with all undistributed earnings or losses shown as an unrealized capital gain or loss in unassigned surplus. Dividends received by the parent company from its subsidiaries are recorded through net investment income. Under U.S. GAAP, subsidiaries’ financial statements are combined with the parent company’s financial statements through consolidation. All intercompany balances and transactions are eliminated under U.S. GAAP. Dividends received by the parent company from its subsidiaries reduce the parent company’s investment in the subsidiaries.

Policy Acquisition Costs and Sales Inducements. Under SAP, policy acquisition costs are expensed when incurred. Under U.S. GAAP, acquisition costs that are incremental and directly related to the successful acquisition of new and renewal of existing insurance contracts are deferred as deferred policy acquisition costs (“DAC”). DAC is amortized on a constant level basis (i.e., approximating straight line amortization with adjustments for expected terminations) over the expected term of the related contracts using assumptions consistent with those used in estimating the related liability for future policy benefits, or any other related balances. Under SAP, sales inducements are expensed when incurred. Under U.S. GAAP, certain sales inducements on interest-sensitive life insurance contracts and deferred annuities are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC.

Deferred Premiums. Under SAP, when deferred premiums exist, statutory deferred premiums are held as a statutory asset, while under U.S. GAAP, deferred premiums are held as a contra-liability in the future policy benefits liability.

Non-admitted Assets. Certain assets designated as “non-admitted,” principally any agents’ balances or unsecured loans or advances to agents, certain DTAs, furniture, equipment and computer software, receivables over 90 days and prepaid expenses, as well as other assets not specifically identified as admitted assets within the NAIC SAP, are excluded from the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus and are charged directly to unassigned surplus. Under U.S. GAAP, such assets are included in the balance sheet.

Universal Life and Annuity Policies. Under SAP, revenues for universal life and annuity policies containing mortality or morbidity risk considerations consist of the entire premium received, and benefits incurred consist of the total of death benefits paid and the change in policy reserves. Payments received on contracts that do not incorporate any mortality or morbidity risk considerations (deposit-type contracts) are credited directly to an appropriate liability for deposit-type contract account without recognizing premium income. Interest credited to deposit-type contracts is recorded as an expense in the Statutory Statements of Operations as incurred. Payments that represent a return of policyholder balances are recorded as a direct reduction of the liability for deposit-type contracts, rather than a benefit expense. Under U.S. GAAP, premiums received in excess of policy charges are not recognized as premium revenue, and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

Benefit Reserves. Under SAP, loading is the difference between the gross and valuation net premium. Valuation net premium is calculated using valuation assumptions which are different for statutory and U.S. GAAP. Statutory valuation assumptions are set by the insurer within limits as defined by statutory law. U.S. GAAP valuation assumptions are set by the insurer based on management’s estimates and judgment.

Policyholder funds not involving life contingencies use different valuation assumptions for SAP and U.S. GAAP. Under SAP, prescribed rates of interest related to payout annuities are used in the discounting of expected benefit payments, while under U.S. GAAP, the insurer’s best estimates of interest rates are used.

Under SAP, the CRVM is used for the majority of individual insurance reserves. Under U.S. GAAP, individual insurance policyholder liabilities for traditional forms of insurance are generally established using the net premium ratio (“NPR”) method. For interest-sensitive policies, a liability for policyholder account balances is established under U.S. GAAP based on the contract value that has accrued to the benefit of the policyholder. Policy assumptions used in the

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

estimation of policyholder liabilities are generally prescribed under SAP. Under U.S. GAAP, policy assumptions are based upon best estimates.

Under SAP, the CARVM is used for the majority of individual deferred annuity reserves, while under U.S. GAAP, individual deferred annuity policyholder liabilities are generally equal to the contract value that has accrued to the benefit of the policyholder, together with liabilities for certain contractual guarantees, if applicable. Under SAP, reserves for fixed rate deposit-type contracts are based upon their accumulated values, discounted at an annual statutory effective rate, while under U.S. GAAP, reserves for deposit-type contracts are recorded at their accumulated values.

Under GAAP, indexed interest credits and guarantees in excess of contract account values are bifurcated from the host contract as embedded derivatives and market risk benefits, respectively, and reported at fair value. Under SAP, embedded derivatives and market risk benefits are not bifurcated and accounted for separately, but rather are included in the benefit reserve valuation for the host contract.

Reinsurance. Under SAP, policy and contract liabilities ceded to reinsurers are reported as reductions of the related reserves rather than as assets as required under U.S. GAAP. Under SAP, a liability for reinsurance balances has been provided for unsecured policy reserves, unearned premiums, and unpaid losses ceded to reinsurers not licensed to assume such business. Changes to these amounts are credited or charged directly to unassigned surplus. Under U.S. GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings. Under SAP, the criteria used to demonstrate risk transfer varies from U.S. GAAP, which may result in transactions that are accounted for as reinsurance for SAP and deposit accounting for U.S. GAAP. Under SAP, the reserve credit permitted for unauthorized reinsurers is less than or equal to the amount of letter of credit or funds held in trust by the reinsurer. Under U.S. GAAP, assumed and ceded reinsurance is reflected on a gross basis in the balance sheet, and certain commissions allowed by reinsurers on ceded business are deferred and amortized generally on a basis consistent with DAC.

Policyholder Dividend Liabilities. Under SAP, policyholder dividends are recognized when declared. Under U.S. GAAP, policyholder dividends are recognized over the term of the related policies.

Separate Accounts. Under SAP, separate account surplus created through the use of the CRVM, the VACARVM or other reserving methods is reported by the general account as an unsettled transfer from the separate account. The net change on such transfers is included as a part of the net gain from operations in the general account. This is not required under U.S. GAAP.

Separate accounts include certain non-unitized assets which primarily represent MVA fixed options of variable annuity contracts issued in various states. Under SAP, these contracts are accounted for in the separate account financial statements, while under U.S. GAAP, they are accounted for in the general account.

Deferred Income Taxes. Under SAP, statutory DTAs that are more likely than not to be realized are limited to: 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross DTA expected to be realized within a maximum three years of the reporting date or a maximum 15 percent of the capital and surplus excluding any net DTA, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of the remaining gross DTA that can be offset against existing gross DTLs. The remaining DTAs are non-admitted. Deferred taxes do not include amounts for state taxes. Under U.S. GAAP, state taxes are included in the computation of deferred taxes, all DTAs are recorded and a valuation allowance is established if it is more likely than not that some portion of the DTA will not be realized. Under SAP, income tax expense is based upon taxes currently payable. Changes in deferred taxes are reported in surplus and subject to admissibility limits. Under U.S. GAAP, changes in deferred taxes are recorded in income tax expense.

Offsetting of Assets and Liabilities. Under SAP, offsetting of assets and liabilities is not permitted when there are master netting agreements unless four requirements for valid right of offset are met. The requirements include 1) each of the two parties owes the other determinable amounts, 2) the reporting party has the right to set off the amount owed with the amount owed by the other party, 3) the reporting party intends to set off, and 4) the right of setoff is enforceable. The prohibition against offsetting extends to derivatives and collateral posted against derivative positions, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions, when the reporting entity does not have the intent to set off. Under U.S. GAAP, these amounts under master netting arrangements may generally be

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

offset and presented on a net basis pursuant to an accounting election, even when the reporting entity does not have the intent to set off.

3. INVESTMENTS

Bonds and Equity Securities

The following table presents the statement value, gross unrealized gain, gross unrealized loss and the estimated fair value of bonds and equity securities by major security type:

(in millions)	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2023
Bonds:
U.S. government obligations	$300	$1	$(72)	$229
All other governments	670	2	(120)	552
States, territories and possessions	111	1	(8)	104
Political subdivisions of states, territories and possessions	42	1	(3)	40
Special revenue	967	4	(98)	873
Industrial and miscellaneous	17,035	141	(1,783)	15,393
Hybrid securities	22	1	—	23
Bank loans	243	1	(6)	238
Total bonds	19,390	152	(2,090)	17,452
Preferred stock	45	1	—	46
Common stock	18	—	—	18
Total equity securities	63	1	—	64
Total	$19,453	$153	$(2,090)	$17,516
December 31, 2022
Bonds:
U.S. government obligations	$294	$1	$(67)	$228
All other government	702	1	(137)	566
States, territories and possessions	95	—	(9)	86
Political subdivisions of states, territories and possessions	43	—	(3)	40
Special revenue	1,020	2	(127)	895
Industrial and miscellaneous	16,549	113	(2,301)	14,361
Hybrid securities	24	1	(1)	24
Bank loans	281	—	(17)	264
Total bonds	19,008	118	(2,662)	16,464
Preferred stock	27	—	—	27
Common stock	18	—	—	18
Total equity securities	45	—	—	45
Total	$19,053	$118	$(2,662)	$16,509

20

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Bonds and Equity Securities in Loss Positions

The following table summarizes the fair value and gross unrealized losses (where fair value is less than amortized cost) on bonds and equity securities, including amounts on NAIC 6 and 6* bonds, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2023
Bonds:
U.S. government obligations	$30	$(3)	$181	$(69)	$211	$(72)
All other governments	29	(1)	481	(119)	510	(120)
U.S. States, territories and possessions	11	—	52	(8)	63	(8)
Political subdivisions of states, territories and possessions	10	—	19	(3)	29	(3)
Special revenue	191	(14)	575	(84)	766	(98)
Industrial and miscellaneous	1,591	(127)	10,461	(1,664)	12,052	(1,791)
Hybrid securities	1	—	12	—	13	—
Bank loans	27	—	94	(6)	121	(6)
Total bonds	1,890	(145)	11,875	(1,953)	13,765	(2,098)
Preferred stock	2	—	—	—	2	—
Common stock	—	—	—	—	—	—
Total equity securities	2	—	—	—	2	—
Total	$1,892	$(145)	$11,875	$(1,953)	$13,767	$(2,098)
December 31, 2022
Bonds:
U.S. government obligations	$209	$(67)	$—	$—	$209	$(67)
All other governments	539	(137)	—	—	539	(137)
U.S. States, territories and possessions	71	(9)	—	—	71	(9)
Political subdivisions of states, territories and possessions	29	(3)	—	—	29	(3)
Special revenue	815	(127)	2	—	817	(127)
Industrial and miscellaneous	11,610	(1,988)	1,001	(315)	12,611	(2,301)
Hybrid securities	15	(1)	—	—	15	(1)
Bank loans	117	(7)	143	(10)	260	(16)
Total	$13,405	$(2,339)	$1,146	$(325)	$14,551	$(2,664)
Preferred stock	6	—	2	—	8	—
Common stock	—	—	—	—	—	—
Total equity securities	6	—	2	—	8	—
Total	$13,411	$(2,339)	$1,148	$(325)	$14,559	$(2,664)

As of December 31, 2023 and 2022, the number of bonds and equity securities in an unrealized loss position was 3,394 and 3,721, respectively. Bonds comprised 3,393 of the total of which 2,927 were in a continuous loss position greater than 12 months at December 31, 2023. Bonds comprised 3,716 of the total of which 282 were in a continuous loss position greater than 12 months at December 31, 2022.

The Company did not recognize the unrealized losses in earnings on these fixed maturity securities at December 31, 2023 and 2022, respectively, because the Company neither intends to sell the securities nor does the Company believe that it is more likely than not that the Company will be required to sell these securities before recovery of their amortized cost basis. For fixed maturity securities with significant declines, the Company performed fundamental credit analyses on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other available market data.

21

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Contractual Maturities of Bonds

The following table presents the statement value and fair value of bonds by contractual maturity:

(in millions)	Statement Value	Fair Value
December 31, 2023
Due in one year or less	$347	$343
Due after one year through five years	2,678	2,582
Due after five years through ten years	2,735	2,486
Due after ten years	8,219	6,772
LBaSS	5,411	5,269
Total	$19,390	$17,452

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

Bonds in or near default as to payment of principal or interest had a statement value of $9 million and $29 million at December 31, 2023 and 2022, respectively, which is the fair value. At December 31, 2023 and 2022, the Company had no income excluded from due and accrued for bonds.

At December 31, 2023, the Company’s bond portfolio included bonds totaling $1 billion not rated investment grade by the NAIC designations (categories 3-6). These bonds accounted for 3 percent of the Company’s total assets and 3 percent of invested assets. These below investment grade securities, excluding structured securities, span across 13 industries. At December 31, 2022, the Company’s bond portfolio included bonds totaling $1.0 billion not rated investment grade by the NAIC designations (categories 3-6). These bonds accounted for 3 percent of the Company’s total assets and 4 percent of invested assets. These below investment grade securities, excluding structured securities, span across 12 industries.

The following table presents the industries that constitute more than 10% of the below investment grade securities:

	December 31,
	2023	2022
Consumer cyclical	13.4%	21.9%

Consumer non-cyclical	12.3	13.0

Communications	—	11.4

Energy	10.8	11.2

Utility	10.5	—

LBaSS

The Company determines fair value of LBaSS based on the amount at which a security could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The majority of the Company’s ABS, RMBS, CMBS, and collateralized debt obligations (CDO) are priced by approved independent third-party valuation service providers and broker dealer quotations. Small portions of the LBaSS that are not traded in active markets are priced by market standard internal valuation methodologies, which include discounted cash flow methodologies and matrix pricing. The estimated fair values are based on available market information and management’s judgments.

The following table presents the statement value and fair value of LBaSS:

	December 31, 2023		December 31, 2022
(in millions)	Statement Value	Fair Value	Statement Value	Fair Value

Loan-backed and structured securities	$5,411	$5,269	$4,363	$4,110

22

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Prepayment assumptions for single class, multi-class mortgage-backed and ABS were obtained from independent third-party valuation service providers or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

At December 31, 2023 and 2022, the Company had exposure to a variety of LBaSS. These securities could have significant concentrations of credit risk by country, geographical region, property type, servicer or other characteristics. As part of the quarterly surveillance process, the Company takes into account many of these characteristics in making the OTTI assessment.

At December 31, 2023 and 2022, the Company did not have any LBaSS with a recognized OTTI due to the intent to sell or an inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis.

During 2023, 2022 and 2021, the Company recognized total OTTI of $5 million, $20 million and $1 million, respectively, on LBaSS that were still held by the Company. In addition, at December 31, 2023 and 2022, the Company held loan-backed impaired securities (fair value is less than cost or amortized cost) for which an OTTI had not been recognized in earnings as a realized loss. Such impairments include securities with a recognized OTTI for non-interest (credit) related declines that were recognized in earnings, but for which an associated interest-related decline has not been recognized in earnings as a realized capital loss.

The following table summarizes the fair value and aggregate amount of unrealized losses on LBaSS and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2023

LBaSS	$932	$(39)	$1,964	$(205)	$2,896	$(244)

December 31, 2022

LBaSS	$2,802	$(300)	$209	$(32)	$3,011	$(332)

In its OTTI assessment, the Company considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company generally considers its cash and working capital requirements and expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities to recovery of their amortized cost.

The Company does not have any LBaSS for which it is not practicable to estimate fair values.

The following table presents the rollforward of non-interest related OTTI for LBaSS:

	December 31,
(in millions)	2023	2022
Balance, beginning of year	$177	$204
Increases due to:
Credit impairment on new securities subject to impairment losses	3	7
Additional credit impairment on previously impaired investments	2	14
Reduction due to:
Credit impaired securities fully disposed for which there was no prior intent or requirement to sell	4	48
Balance, end of year	$178	$177

See Note 23 for a list with each LBaSS at a CUSIP level where the present value of cash flows expected to be collected is less than the amortized cost basis during the current year and a list of the Company’s structured notes holding at December 31, 2023.

23

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Mortgage Loans

Mortgage loans had outstanding principal balances of $3.9 billion and $3.9 billion at December 31, 2023 and 2022, respectively. Contractual interest rates range from 0.00 percent to 10.30 percent. The mortgage loans at December 31, 2023 had maturity dates ranging from 2024 to 2055.

The Company’s mortgage loans are collateralized by a variety of commercial real estate property types located throughout the U.S. and Canada. The commercial mortgage loans are non-recourse to the borrower.

The following tables present the geographic and property-type distribution of the Company’s mortgage loan portfolio:

	December 31,
	2023	2022
Geographic distribution:
Mid-Atlantic	26.4%	26.9%
Pacific	19.5	19.4
Foreign	18.5	16.8
South Atlantic	12.1	12.7
East North Central	6.3	6.6
West South Central	7.6	7.8
New England	4.3	3.5
Mountain	2.5	3.3
East South Central	2.3	2.4
West North Central	0.5	0.6
Total	100.0%	100.0%
Property type distribution:
Multi-family	31.5%	30.8%
Office	21.9	22.1
Retail	7.4	7.2
Industrial	20.2	20.3
Hotel/Motel	2.4	2.1
Other	16.6	17.5
Total	100.0%	100.0%

At December 31, 2023, there were 59 mortgage loans with outstanding balances of $20 million or more, which loans collectively, aggregated approximately 52 percent of this portfolio.

The following table presents the minimum and maximum lending rates for new mortgage loans during 2023 and 2022:

	Years Ended December 31,
	2023		2022
(in millions)	Maximum	Minimum	Maximum	Minimum
Office	10.14%	3.00%	7.83%	4.16%
Industrial	4.08	4.08	9.34	2.68
Retail	—	—	—	—
Hotel/Motel	7.43	7.43	—	—
Multi-family	8.47	7.08	8.37	3.01
Other	—	—	9.33	2.52

The Company did not reduce the interest rate on any loans during 2023. The Company reduced the interest rate on one loan during 2022.

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgage was 70.0 percent and 80.0 percent, in 2023 and 2022, respectively.

At December 31, 2023, the Company held $92 million in impaired mortgage loans with a related allowance for credit losses. There were no impaired mortgage loans without a related allowance. At December 31, 2022, the Company held $114 million in impaired mortgages with $74 million of related allowances for credit losses and $40 million in impaired loans without a related allowance. The Company’s average recorded investment in impaired loans was $104 million and

24

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

$79 million, at December 31, 2023 and 2022, respectively. The Company recognized interest income of $1 million, $3 million and $1 million, in 2023, 2022 and 2021, respectively.

The following table presents a rollforward of the changes in the allowance for losses on mortgage loans receivable:

	December 31,
(in millions)	2023	2022	2021
Balance, beginning of year	$40	$31	$37

Additions (reductions) charged to unrealized capital loss	15	9	(6)

Direct write-downs charged against allowance	(7)	—	—
Balance, end of year	$48	$40	$31

During 2023, the Company did not derecognize any mortgage loans and did not recognize any real estate collateral as a result of foreclosure.

The mortgage loan portfolio has been originated by the Company under strict underwriting standards. Commercial mortgage loans on properties such as offices, hotels and shopping centers generally represent a higher level of risk than do mortgage loans secured by multi-family residences. This greater risk is due to several factors, including the larger size of such loans and the more immediate effects of general economic conditions on these commercial property types. However, due to the Company’s strict underwriting standards, the Company believes that it has prudently managed the risk attributable to its mortgage loan portfolio while maintaining attractive yields.

The following table presents the age analysis of mortgage loans:

	December 31,
(in millions)	2023	2022
Current	$3,875	$3,904

30 - 59 days past due	1	2

90 - 179 days past due	—	—
Total	$3,876	$3,906

At December 31, 2023 and 2022, the Company had mortgage loans outstanding under participant or co-lender agreements of $3.0 billion and $3.0 billion, respectively.

The Company had $61 million and $60 million in restructured loans at December 31, 2023 and 2022, respectively.

Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of December 31, 2023:

(in millions)	Residential		Commercial		Agricultural

Loan-to-Value	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a. above 95%	$—	— %	$90	0.30	$—	—%

b. 91% to 95%	—	—	33	0.10	—	—

c. 81% to 90%	—	—	153	0.60	—	—

d. 71% to 80%	73	0.30	448	1.70	—	—

e. below 70%	569	2.20	2,511	9.70	—	—

Troubled Debt Restructuring

The Company held no restructured debt for which impairment was recognized for both December 31, 2023 and 2022. In 2023, the Company had $1 million in outstanding commitments to debtors that hold loans with restructured terms. In 2022, the Company had $1 million outstanding commitment to debtors that hold loans with restructured terms.

25

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Real Estate

The Company had no investment in real estate at December 31, 2023, 2022 and 2021.

Other Invested Assets

The following table presents the components of the Company’s other invested assets:

	December 31,
(in millions)	2023	2022
Investments in limited liability companies	$205	$57
Investments in limited partnerships	1,074	1,240
Collateral loan	—	416
Surplus note	—	133
Other unaffiliated investments	369	56
Receivable for securities	37	25
Non-admitted assets	(16)	(3)
Total	$1,669	$1,924

The Company utilizes the look-through approach in valuing its investments in affiliated joint ventures or partnerships that have the characteristics of real estate investments. These affiliated real estate investments had an aggregate value of $248 million and $255 million at December 31, 2023 and 2022, respectively. All liabilities, commitments, contingencies, guarantees, or obligations of these holding company entities, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in each of the respective holding company entities, if applicable.

The Company recorded impairment write-downs in joint ventures was $1 million, $13 million and $12 million during 2023, 2022 and 2021, respectively.

Net Investment Income

The following table presents the components of net investment income:

	Years ended December 31,
(in millions)	2023	2022	2021
Bonds	$860	$802	$880
Common stocks	1	—	1
Cash and short-term investments	21	8	4
Mortgage loans	200	159	140
Contract loans	8	9	9
Derivatives	(36)	145	42
Investment income from affiliates	3	20	18
Other invested assets	96	97	104
Gross investment income	1,153	1,240	1,198
Investment expenses	(30)	(36)	(29)
Net investment income	$1,123	$1,204	$1,169

26

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Net Realized and Unrealized Capital Gains (Losses)

The following table presents the components of Net realized capital gains (losses):

	Years ended December 31,
(in millions)	2023	2022	2021
Bonds	$(86)	$(91)	$139
Common stocks	1	(1)	1
Cash and short-term investments	2	(4)	1
Mortgage loans	(12)	(7)	—
Derivatives	48	(64)	(159)
Other invested assets	12	(1)	28
Realized capital gains (losses)	(35)	(168)	10
Federal income tax (expense) benefit	7	35	(2)
Net gains transferred to IMR	58	61	(111)
Net realized capital gains (losses)	$30	$(72)	$(103)

During 2023, 2022 and 2021, the Company recognized $7 million, $28 million and $3 million, respectively, of impairment write-downs in accordance with the impairment policy described in Note 2.

The following table presents the proceeds from sales of bonds and equities and the related gross realized capital gains and gross realized capital losses:

	Years ended December 31,
(in millions)	2023	2022	2021
Proceeds	$513	$1,410	$2,452

Gross realized capital gains	$20	$46	$130
Gross realized capital losses	$(102)	(108)	(27)
Net realized capital gains (losses)	$(82)	$(62)	$103

The following table presents the net change in unrealized capital gains (losses) of investments (including foreign exchange capital gains (losses):

	Years ended December 31,
(in millions)	2023	2022	2021
Bonds	$29	$(37)	$(39)
Preferred and common stocks	—	—	—
Mortgage loans	25	(55)	(7)
Derivatives	29	(102)	63
Other invested assets	(40)	(6)	178
Federal income tax expense	(9)	42	(41)
Net change in unrealized gains (losses) of investments	$34	$(158)	$154

5GI Securities Measured at Aggregate Book Adjusted Carrying Value and Fair Value

The following table presents 5GI Securities measured at aggregate book adjusted carrying value (BACV) and aggregate fair value at December 31:

Investment	Number of 5GI Securities		Aggregate BACV (in millions)		Aggregate Fair Value (in millions)
	2023	2022	2023	2022	2023	2022
Bonds - AC	$2	1	$1	10	$1	$8
LB&SS - AC	1	13	—	8	—	7
Preferred Stock - AC	—	2	—	2	—	2
Preferred Stock - FV	—		—	—	—	—
Total	3	16	$1	$20	$1	$17

AC - Amortized Cost

FV - Fair Value

27

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

4. Loan-Backed and Structured Security Impairments and Structured Notes Holdings

LBaSS

The following table presents the LBaSS held by the Company at December 31, 2023 for which it had recognized non-interest related OTTI subsequent to the adoption of SSAP 43R:

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
126694EK0	$993	$991	$3	$991	$882	3/31/2023
76111XVN0	232	224	8	224	205	3/31/2023
32051GPW9	333	332	1	332	326	3/31/2023
Quarterly Total	$1,558	$1,547	$12	$1,547	$1,413
007036KG0	2,642	2,636	6	2,636	2,513	6/30/2023
Quarterly Total	$2,642	$2,636	$6	$2,636	$2,513
007036UQ7	592	575	17	575	554	9/30/2023
05952GAE1	5,704	5,676	29	5,676	5,975	9/30/2023
362257AC1	11,386	11,004	382	11,004	12,942	9/30/2023
76112FAA9	17,278	16,565	713	16,565	18,626	9/30/2023
362480AD7	11,619	11,591	28	11,591	11,898	9/30/2023
362367AD6	11,913	9,485	2,428	9,485	12,897	9/30/2023
93934FCF7	7,329	7,170	158	7,170	6,890	9/30/2023
50179MAH4	82	68	14	68	67	9/30/2023
Quarterly Total	$65,903	$62,134	$3,769	$62,134	$69,849
67088CAA5	865	80	786	80	80	12/31/2023
12544KAA1	4,203	4,192	11	4,192	3,927	12/31/2023
60688CAJ5	44	5	39	5	5	12/31/2023
007036LR5	4,730	4,716	13	4,716	4,365	12/31/2023
126694JS8	385	380	5	380	378	12/31/2023
02660TGV9	8,235	8,191	44	8,191	7,635	12/31/2023
251510FG3	3,097	3,057	39	3,057	2,568	12/31/2023
92990GAC7	398	397	1	397	359	12/31/2023
Quarterly Total	$21,957	$21,018	$938	$21,018	$19,317
		Year End Total	$4,725

None of the structured notes held by the Company are defined as a Mortgage-Referenced Security by the IAO.

5. SECURITIES LENDING AND REPURCHASE AGREEMENTS

Securities Lending

At December 31, 2023, the Company had no bonds loaned pursuant to the securities lending program. At December 31, 2022, the Company had no bonds loaned pursuant to the securities lending program.

The following table presents the aggregate fair value of cash collateral received related to the securities lending program and the terms of the contractually obligated collateral positions:

December 31,
(in millions)	2023	2022
30 days or less	$—	$—
31 to 60 days	—	—
61 to 90 days	—	—
Subtotal	—	—
Securities collateral received	—	—
Total collateral received	$—	$—

28

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the securities lending program by maturity date:

	December 31, 2023		December 31, 2022
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open positions	$—	$—	$—	$—
Subtotal	—	—	—	—
Securities collateral received	—	—	—	—
Total collateral reinvested	$—	$—	$—	$—

Repurchase Agreements

At December 31, 2023, no bonds were subject to repurchase agreements to secure amounts borrowed by the Company. At December 31, 2022, no bonds were subject to repurchase agreements to secure amounts borrowed by the Company.

The following table presents the aggregate fair value of cash collateral received related to the repurchase agreement program and the terms of the contractually obligated collateral positions:

	December 31,
(in millions)	2023	2022
Open positions	$—	$—
30 days or less	—	20
31 to 60 days	—	—
61 to 90 days	—	—
Greater than 90 days	—	—
Subtotal	—	20
Securities collateral received	—	—
Total collateral received	$—	$20

The following table presents the original (flow) and residual maturity for bi-lateral repurchase agreement transactions for the year ended December 31, 2023:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount
1. Open - No Maturity	$—	$—	$—	$—
2. Overnight	15	25	—	—
3. 2 Days to 1 Week	15	—	—	—
4. > 1 Week to 1 Month	15	25	—	—
5. > 1 Month to 3 Months	—	—	—	—
6. > 3 Months to 1 Year	—	—	—	—
7. > 1 Year	—	—	—	—

b. Ending Balance
1. Open - No Maturity	$—	$—	$—	$—
2. Overnight	15	—	—	—
3. 2 Days to 1 Week	—	—	—	—
4. > 1 Week to 1 Month	—	—	—	—
5. > 1 Month to 3 Months	—	—	—	—
6. > 3 Months to 1 Year	—	—	—	—
7. > 1 Year	—	—	—	—

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the Company’s liability to return collateral for the year ended December 31, 2023:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount
1. Cash (Collateral - All)	$45	$51	$—	$—
2. Securities Collateral (FV)	—	—	—	—
b. Ending Balance
1. Cash (Collateral - All)	$15	$—	$—	$—
2. Securities Collateral (FV)	—	—	—	—

The Company requires a minimum of 95 percent of the fair value of securities sold under the repurchase agreements to be maintained as collateral. Cash collateral received is invested in corporate bonds and the offsetting collateral liability for repurchase agreements is included in other liabilities.

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the repurchase agreement program by maturity date:

	December 31, 2023		December 31, 2022

(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open positions	$—	$—	$—	$—
Greater than three years	—	—	—	—
Subtotal	—	—	—	—
Securities collateral received	—	—	—	—
Total collateral reinvested	$—	$—	$—	$—

The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2023:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount
1. BACV	$—	$—	$—	$—
2. Nonadmitted - Subset of BACV	—	—	—	—
3. Fair Value	—	—	—	—

b. Ending Balance
1. BACV	$—	$—	$—	$—
2. Nonadmitted - Subset of BACV	—	—	—	—
3. Fair Value	—	—	—	—

30

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2023:

(in millions)	1 None	2 NAIC 1	3 NAIC 2	4 NAIC 3
Ending Balance
a. Bonds - BACV	$—	$—	$—	$—
b. Bonds - FV	—	—	—	—
c. LB & SS - BACV	—	—	—	—
d. LB & SS - FV	—	—	—	—
e. Preferred Stock - BACV	—	—	—	—
f. Preferred Stock - FV	—	—	—	—
g. Common Stock	—	—	—	—
h. Mortgage Loans - BACV	—	—	—	—
i. Mortgage Loans - FV	—	—	—	—
j. Real Estate - BACV	—	—	—	—
k. Real Estate - FV	—	—	—	—
l. Derivatives - BACV	—	—	—	—
m. Derivatives - FV	—	—	—	—
n. Other Invested Assets - BACV	—	—	—	—
o. Other Invested Assets - FV	—	—	—	—
p. Total Assets - BACV	—	—	—	—
q. Total Assets - FV	—	—	—	—

(in millions)	5 NAIC 4	6 NAIC 5	7 NAIC 6	8 Non-Admitted
Ending Balance
a. Bonds - BACV	$—	$—	$—	$—
b. Bonds - FV	—	—	—	—
c. LB & SS - BACV	—	—	—	—
d. LB & SS - FV	—	—	—	—
e. Preferred Stock - BACV	—	—	—	—
f. Preferred Stock - FV	—	—	—	—
g. Common Stock	—	—	—	—
h. Mortgage Loans - BACV	—	—	—	—
i. Mortgage Loans - FV	—	—	—	—
j. Real Estate - BACV	—	—	—	—
k. Real Estate - FV	—	—	—	—
l. Derivatives - BACV	—	—	—	—
m. Derivatives - FV	—	—	—	—
n. Other Invested Assets - BACV	—	—	—	—
o. Other Invested Assets - FV	—	—	—	—
p. Total Assets - BACV	—	—	—	—
q. Total Assets - FV	—	—	—	—

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

6. RESTRICTED ASSETS

The Company has restricted assets as detailed below. Assets under restriction are general account assets and are not part of the Separate Accounts.

The following table presents the carrying value of the Company’s restricted assets:

	December 31,
(in millions)	2023	2022
On deposit with states	$16	$16

Securities lending	—	—

Collateral held on securities lending	—	—

FHLB stock and collateral pledged	534	396

Subject to repurchase agreements	—	—

Collateral for derivatives	157	405
Total	$707	$817

7. SUBPRIME MORTGAGE RISK EXPOSURE

The following features are commonly recognized characteristics of subprime mortgage loans:

•	An interest rate above prime to borrowers who do not qualify for prime rate loans;

•	Borrowers with low credit ratings (FICO scores);

•	Interest-only or negative amortizing loans;

•	Unconventionally high initial loan-to-value ratios;

•	Low initial payments based on a fixed introductory rate that expires after a short initial period, then adjusts to a variable index rate plus a margin for the remaining term of the loan;

•	Borrowers with less than conventional documentation of their income and/or net assets;

•	Very high or no limits on how much the payment amount or the interest rate may increase at reset periods, potentially causing a substantial increase in the monthly payment amount; and/or

•	Substantial prepayment penalties and/or prepayment penalties that extend beyond the initial interest rate adjustment period.

Non-agency RMBS can belong to one of several different categories depending on the characteristics of the borrower, the property and the loan used to finance the property. Categorization is a function of FICO score, the type of loan, loan-to-value ratio, and property type and loan documentation.

Generally, subprime loans are made to borrowers with low FICO scores, low levels of equity and reduced income/asset documentation. Due to these characteristics, subprime borrowers pay a substantially higher interest rate than prime borrowers. In addition, they often utilize mortgage products that reduce their monthly payments in the near-term. These include adjustable-rate mortgages with low initial rates or interest-only loans. Borrowers in products like this often experience significant “payment shock” when the teaser payment resets upwards after the initial fixed period.

The primary classification mechanism the Company uses for subprime loans is FICO score. Specifically, a pool with an average FICO at origination less than 650 is considered to be subprime. However, the Company may subjectively adjust this classification based on an assessment of the other parameters mentioned above.

To monitor subprime securities, the Company uses a model with vintage-specific assumptions for delinquency roll rates, loss severities and the timing of losses. As and when needed, these vintage-based assumptions are supplemented with deal-specific information including, but not limited to, geographic distribution, realized loss severities, trigger status and scenario analysis.

The Company has no direct exposure through investments in subprime mortgage loans. The Company’s exposure is through other investments, primarily in RMBS, as described above.

32

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents information regarding the Company’s investments with subprime exposures:

(in millions)	Actual Cost	Book Adjusted Statement Value	Fair Value	OTTI Recognized to Date
December 31, 2023
In general account:
RMBS	$127	$127	$133	$—
CDOs	13	16	16	—
CMBS	—	—	—	—
Total subprime exposure	$140	$143	$149	$—
December 31, 2022
In general account:
RMBS	$149	$149	$156	$—
CDOs	16	20	18	—
CMBS	—	—	—	—
Total subprime exposure	$165	$169	$174	$—

The Company has no underwriting exposure to subprime mortgage risk through mortgage guaranty or financial guaranty insurance coverage.

8. DERIVATIVES

The Company has taken positions in certain derivative financial instruments to mitigate or hedge the impact of changes in interest rates, foreign currencies, equity markets, swap spreads, volatility, correlations and yield curve risk on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, interest rate swaptions, cross-currency swaps, futures and futures options on equity indices, and futures and futures options on government securities. The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

All derivative instruments are recognized in the financial statements. Derivatives that do not qualify for hedge accounting are accounted for at fair value and the changes in the fair value recorded in surplus as unrealized gains and losses, net of deferred taxes. Derivatives which qualify for hedge accounting are accounted at carrying value. The change in the carrying value or cash flow of the derivative is recorded consistently with how the changes in the carrying value or cash flow of the hedged asset. The value of the Company’s exchange traded futures contracts relates to the one day lag in the net cash settlement of these contracts.

The Company recognized a net unrealized capital gain of $32 million in 2023, an unrealized capital loss of $95 million in 2022 and an unrealized capital gain of $63 million in 2021, related to derivatives that did not qualify for hedge accounting.

The Company is hedging the risk of changes in the fair value of a designated specified percentage of a closed portfolio of purchased fixed-rate investment assets that is attributable to changes in a benchmark interest rate. The Company is hedging the portfolio on a partial term basis. The hedged item is the last $6.9 billion of financial assets in a closed portfolio (par value of $9.1 billion) for a 5-year period. A proportionate amount of existing interest rate swaps has been designated as the hedging instruments.

For the purposes of supporting the five-year hedge relationship, portfolio assets with a term greater than five years are assumed to be five-year assets using the partial-term hedging guidance. By electing to hedge the benchmark interest rate component of the contractual cash flows, the hedged assets will have an assumed coupon based on a five-year benchmark interest rate (i.e., SOFR). As a result, the hedged components of the different tenor assets are considered similar when performing the similar asset analysis.

A haircut of approximately 24% was applied to the portfolio to maintain a hedged item that is projected to always exceed the notional value of the interest rate swaps. The haircut consisted of the following components:

•	Scheduled principal paydowns (approximately 10%)

•	Anticipated annual defaults (approximately 1%)

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

•	Anticipated annual sales (approximately 13%)

Pursuant to fair value hedge accounting, the swaps hedging the portfolio of fixed-interest investments have been reported on the same basis (i.e., amortized cost) as the hedged target. The amortized cost basis of the interest rate swaps was zero at December 31, 2023.

Net cash collateral received for derivative transactions increased in the year 2023, as a result of increases in fair values of derivatives covered by an International Swaps and Derivative Association Master Agreement (“ISDA Master Agreement”) and Credit Support Annex provisions. At December 31, 2023, the Company held $40 million of collateral for derivatives, which is invested in cash, cash equivalents and/or short-term investments.

Refer to Note 3 for disclosures related to net realized capital gains (losses).

Swaps, Options, and Futures

Interest rate or cross-currency swap agreements are agreements to exchange with a counterparty, at specified intervals, payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) or in different currencies, based on an underlying principal balance, notional amount. Generally no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each contractual payment due date, and this net payment is included in the Statutory Statement of Operations.

Options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation, either to purchase or sell a financial instrument at a specified price within a specified period of time. The Company purchases call options on the S&P 500 Index to offset the risk of certain guarantees of specific equity-index annuity and universal life policy values. The Company also purchases put options on the S&P 500 Index to offset volatility risk arising from minimum guarantees embedded in variable annuities. The options are carried at fair value, with changes in fair value recognized in unrealized investment gains and losses.

Financial futures are contracts between two parties that commit one party to purchase and the other to sell a particular commodity or financial instrument at a price determined on the final settlement day of the contract. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange. Some futures contracts may call for physical delivery of the asset, while others are settled in cash. The Company uses futures contracts on Euro dollar deposits, U.S. Treasury Notes, U.S. Treasury Bonds, the S&P 500 Index, MidCap 400, Russell 2000, MSCI EAFE, foreign government debt securities, and foreign denominated equity indices to offset the risk of certain guarantees on annuity policy values.

Interest Rate Risk

Interest rate derivatives are used to manage interest rate risk associated with certain guarantees of variable annuities and equity indexed annuities and certain bonds. The Company’s interest rate hedging derivative instruments include (1) interest rate swaps and swaptions; (2) listed futures on government securities; and (3) listed futures options on government securities; and (4) unlisted swaps and swaptions in U.S. Dollar Secured Overnight Financing Rate.

Currency Risk

Foreign exchange contracts used by the Company include cross-currency swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

Equity Risk

Equity derivatives are used to mitigate financial risk embedded in certain insurance liabilities.

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit ratings. For over-the-counter (“OTC”) derivatives, the Company’s net credit exposure is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date. The Company is exposed to credit risk when the net position with a particular counterparty results in an asset that exceeds collateral pledged by that counterparty.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

For OTC contracts, the Company generally uses an ISDA Master Agreement and Credit Support Annexes with bilateral collateral provisions to reduce counterparty credit exposures. An ISDA Master Agreement is an agreement between two counterparties, which may cover multiple derivative transactions and such ISDA Master Agreement generally provides for the net settlement of all or a specified group of these derivative transactions, as well as transferred collateral, through a single payment, in a single currency, in the event of a default affecting any one derivative transaction or a termination event affecting all or a specified group of the transactions. The Company minimizes the risk that counterparties might be unable to fulfill their contractual obligations by monitoring counterparty credit exposure and collateral value and may require additional collateral to be posted upon the occurrence of certain events or circumstances. In the unlikely event of a failure to perform by any of the counterparties to these derivative transactions, there would not be a material effect on the Company’s admitted assets, liabilities or capital and surplus.

The Company has also entered into exchange-traded options and futures contracts. Under exchange-traded futures contracts, the Company agrees to purchase a specified number of contracts with other parties and to post or receive variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The parties with whom the Company enters into exchange-traded futures are regulated futures commission merchants who are members of a trading exchange. The credit risk of exchange-traded futures is partially mitigated because variation margin is settled daily in cash. Exchange-traded option contracts are not subject to daily margin settlements and amounts due to the Company based upon favorable movements in the underlying securities or indices are owed upon exercise.

The following table presents the notional amounts, statement values and fair values of the Company’s derivative instruments:

	December 31, 2023			December 31, 2022

(in millions)	Contract or Notional Amount	Statement Value	Fair Value	Contract or Notional Amount	Statement Value	Fair Value
Assets:
Interest rate contracts	$8,745	$48	$113	$10,173	$61	$61
Foreign exchange contracts	456	54	54	688	90	90
Equity contracts	2,307	327	327	1,444	54	54
Derivative assets, gross	11,508	429	494	12,305	205	205
Counter party netting*	—	(383)	(383)	—	(114)	(114)
Derivative assets, net	$11,508	$46	$111	$12,305	$91	$91
Liabilities:
Interest rate contracts	$896	$139	$139	$1,064	$209	$209
Foreign exchange contracts	1,362	44	46	1,013	52	52
Equity contracts	2,268	202	202	1,146	34	34
Derivative liabilities, gross	4,526	385	387	3,223	295	295
Counter party netting*	—	(383)	(383)	—	(114)	(114)
Derivative liabilities, net	$4,526	$2	$4	$3,223	$181	$181

* Represents netting of derivative exposures covered by a qualifying master netting agreement.

The Company has a right of offset of its derivatives asset and liability positions with various counterparties.

The following table presents the effect of the right of offsets:

	December 31, 2023		December 31, 2022
(in millions)	Assets	Liabilities	Assets	Liabilities
Gross amount recognized	$429	$385	$205	$297
Amount offset	(383)	(383)	(114)	(114)
Net amount presented in the Statement of Admitted
Assets, Liabilities, and Capital and Surplus	$46	$2	$91	$183

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

9. INFORMATION ABOUT FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FINANCIAL INSTRUMENTS WITH CONCENTRATIONS OF CREDIT RISK

The following table presents the Company’s derivative financial instruments with concentrations of credit risk:

	December 31, 2023		December 31, 2022
(in millions)	Contract or Notional Amount	Final Maturity Date	Contract or Notional Amount	Final Maturity Date
Derivative assets:
Interest rate contracts	$8,745	2054	$10,173	2061
Foreign exchange contracts	456	2049	688	2049
Equity contracts	2,307	2024	1,444	2023
Derivative liabilities:
Interest rate contracts	896	2052	1,064	2052
Foreign exchange contracts	1,362	2045	1,013	2045
Equity contracts	2,268	2024	1,146	2023

The credit exposure to the Company’s derivative contracts is limited to the fair value of such contracts that are favorable to the Company at the reporting date.

The credit exposure to the Company’s derivative contracts aggregated $134 million and $162 million at December 31, 2023 and 2022, respectively.

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

10. FAIR VALUE INSTRUMENTS

Fair Value Measurements

The Company carries certain financial instruments at fair value. The Company defines the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Fair Value Hierarchy

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three “levels” based on the observability of valuation inputs:

•

Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

•

Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

•

Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In those cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value.

Bonds: Fair value is based principally on value from independent third-party valuation service providers, broker quotes and other independent information.

Preferred stocks: Fair value of unaffiliated preferred stocks is based principally on value from independent third-party service providers, broker quotes and other independent information.

Cash, cash equivalents and short term investments: Carrying amount approximate fair value because of the relatively short period of time between origination and expected realization and their limited exposure to credit risk.

Mortgage loans: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

Contract loans: Carrying amounts, which approximate fair value, are generally equal to unpaid principal amount as of each reporting date. No consideration is given to credit risk because contract loans are effectively collateralized by the cash surrender value of the policies.

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Securities lending reinvested collateral assets: Securities lending assets are generally invested in short-term investments and thus carrying amounts approximate fair values because of the relatively short period of time between origination and expected realizations.

Separate account assets: Variable annuity and variable universal life assets are carried at the market value of the underlying securities. Certain separate account assets related to market value adjustment fixed annuity contracts are carried at book value. Fair value is based principally on the value from independent third-party valuation service providers, broker quotes and other independent information.

Policy reserves and contractual liabilities: Fair value for investment contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. When no similar contracts are being offered, the discount rate is the appropriate swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

Payable for securities lending: Cash collateral received from the securities lending program is invested in short-term investments and the offsetting liability is included in payable for securities lending. The carrying amount of this liability approximates fair value because of the relatively short period between origination of the liability and expected settlement.

Receivables/payables for securities: Such amounts represent transactions of a short-term nature for which the statement value is considered a reasonable estimate of fair value.

Valuation Methodologies of Financial Instruments Measured at Fair Value

Bonds

Bonds with NAIC 6 or 6* designations and redeemable preferred stocks with NAIC 4, 5 or 6 designations are carried at the lower of amortized cost or fair value. Perpetual preferred stocks are carried at fair value, not to exceed any currently effective call rate. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure bonds at fair value. Market price data generally is obtained from exchange or dealer markets.

The Company estimates the fair value of securities not traded in active markets, by referring to traded securities with similar attributes, using dealer quotations, a matrix pricing methodology, discounted cash flow analyses or internal valuation models. This methodology considers such factors as the issuer’s industry, the security’s rating and tenor, its coupon rate, its position in the capital structure of the issuer, yield curves, credit curves, prepayment rates and other relevant factors. For bonds that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management’s best estimate is used.

Fair values for bonds and preferred stocks based on observable market prices for identical or similar instruments implicitly include the incorporation of counterparty credit risk. Fair values for bonds and preferred stocks based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

Common Stocks (Unaffiliated)

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure equity securities at fair value. Market price data is generally obtained from exchanges or dealer markets.

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded OTC. The Company generally values exchange-traded derivatives, such as futures and options, using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a

38

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in, the instrument as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models can require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model using market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial recognition, the Company updates valuation inputs when corroborated by evidence such as similar market transactions, independent third-party valuation services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management’s best estimate is used.

Separate Account Assets

Separate account assets are comprised primarily of registered and open-ended variable funds that trade daily and are measured at fair value using quoted prices in active markets for identical assets. Certain separate account assets are carried at amortized cost.

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Assets and Liabilities Measured at Fair Value

The following table presents information about assets and liabilities measured at fair value:

(in millions)	Level 1	Level 2	Level 3	Counterparty Netting*	Total
December 31, 2023

Assets at fair value:

Bonds

Industrial and miscellaneous	$—	$7	$2	$—	$9
Total bonds	—	7	2	—	9
Preferred stock

Industrial and miscellaneous	—	—	40	—	40
Total preferred stock	—	—	40	—	40
Common stock

Industrial and miscellaneous	—	—	—	—	—
Total common stock	—	—	—	—	—
Derivative assets:

Interest rate contracts	—	6	39	—	45

Foreign exchange contracts	—	54	—	—	54

Equity contracts	1	327	—	—	328

Counterparty netting	—	—	—	(383)	(383)
Total derivative assets	1	387	39	(383)	44
Separate account assets	3,532	1,078	—	—	$4,610
Total assets at fair value	$3,533	$1,472	$81	$(383)	$4,703
Liabilities at fair value:

Derivative liabilities:

Interest rate contracts	$—	$139	$—	$—	$139

Foreign exchange contracts	—	34	—	—	34

Equity contracts	—	202	—	—	202

Counterparty netting	—	—	—	(383)	(383)
Total derivative liabilities	—	375	—	(383)	(8)
Total liabilities at fair value	$—	$375	$—	$(383)	$(8)
December 31, 2022

Assets at fair value:

Bonds

Industrial and miscellaneous	$—	$7	$8	$—	$15
Total bonds	—	7	8	—	15
Preferred stock

Industrial and miscellaneous	—	—	21	—	21
Total preferred stock	—	—	21	—	21
Common stock

Industrial and miscellaneous	—	—	—	—	—
Total common stock	—	—	—	—	—
Derivative assets:

Interest rate contracts	—	47	14	—	61

Foreign exchange contracts	—	90	—	—	90

Equity contracts	1	53	—	—	54

Counterparty netting	—	—	—	(114)	(114)

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(in millions)	Level 1	Level 2	Level 3	Counterparty Netting*	Total
Total derivative assets	1	190	14	(114)	91
Separate account assets	3,272	1,010	—	—	4,282
Total assets at fair value	$3,273	$1,207	$43	$(114)	$4,409
Liabilities at fair value:

Derivative liabilities:

Interest rate contracts	$—	$209	$—	$—	$209

Foreign exchange contracts	$—	$46	$—	$—	$46

Equity contracts	—	34	—	—	34

Counterparty netting	—	—	—	(114)	(114)
Total derivative liabilities	—	289	—	(114)	175
Total liabilities at fair value	$—	$289	$—	$(114)	$175

* Represents netting of derivative exposures covered by a qualifying master netting agreement.

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Changes in Level 3 Fair Value Measurements

The following tables present changes in Level 3 assets and liabilities measured at fair value and the gains (losses) related to the Level 3 assets and liabilities that remained on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus:

(in millions)	Bonds	Preferred Stocks	Common Stocks	Derivative Assets	Total Assets
Balance, January 1, 2022	$36	$2	$—	$—	$38
Total realized/unrealized capital gains or losses:
Included in net (loss) income	1	—	—	(10)	(9)
Included in surplus	(3)	—	—	10	7
Purchases, issuances and settlements	(55)	19	—	14	(22)
Transfers into Level 3	29	—	—	—	29
Transfers out of Level 3	—	—	—	—	—
Balance, December 31, 2022	$8	$21	$—	$14	$43

Included in net (loss) income	(1)	—	—	(27)	(28)
Included in surplus	(5)	—	—	25	20
Purchases, issuances and settlements	—	19	—	27	46
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—
Balance, December 31, 2023	$2	$40	$—	$39	$81

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data or when the asset is no longer carried at fair value. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant inputs becoming observable or when a long-term interest rate significant to a valuation becomes short-term and thus observable. Transfers out of level 3 can also occur due to favorable credit migration resulting in a higher NAIC designation. Securities are generally transferred into Level 3 due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The Company’s policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value.

In both 2023 and 2022, there were no transfers between Level 1 and Level 2 securities.

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized capital gains (losses) on instruments held at December 31, 2023 and 2022 may include changes in fair value that were attributable to both observable and unobservable inputs.

Quantitative Information About Level 3 Fair Value Measurements

The Company had no quantitative information about level 3 fair value measurements to report at December 31, 2023.

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Gross Basis Fair Value Measurements

The following table presents the Company’s derivative assets and liabilities measured at fair value, on a gross basis, before counterparty and cash collateral netting:

(in millions)	Level 1	Level 2	Level 3	Total
December 31, 2023
Derivative assets at fair value	$1	$386	$39	$426
Derivative liabilities at fair value	—	(375)	—	(375)

December 31, 2022
Derivative assets at fair value	$2	$190	$14	$206
Derivative liabilities at fair value	—	(296)	—	(296)

Fair Value Information about Financial Instruments Not Measured at Fair Value

The following table presents the aggregate fair values of the Company’s financial instruments not measured at fair value compared to their statement values:

(in millions)	Aggregate Fair Value	Admitted Assets or Liabilities	Level 1	Level 2	Level 3
December 31, 2023
Assets:
Bonds	$17,443	$19,381	$—	$14,966	$2,477
Preferred stocks	6	5	—	6	—
Common stocks	18	18	—	18	—
Cash, cash equivalents and short-term investments	227	227	(20)	247	—
Mortgage loans	3,598	3,876	—	—	3,598
Contract loans	132	132	—	—	132
Derivatives	59	(4)	—	59	—
Receivables for securities	37	37	—	37	—
Separate account assets	1,163	1,163	—	1,163	—
Liabilities:
Policy reserves and contractual liabilities	497	497	—	6	491
Payable for securities	2	2	—	2	—
Derivatives	(4)	(4)	—	(4)	—
December 31, 2022
Assets:
Bonds	$16,449	$18,993	$—	$13,991	$2,458
Preferred stocks	6	6	—	6	—
Common stocks	18	18	—	18	—
Cash, cash equivalents and short-term investments	389	389	318	71	—
Mortgage loans	3,606	3,906	—	—	3,606
Contract loans	141	141	—	—	141
Derivatives	(6)	(7)		(6)
Receivables for securities	25	25	—	25	—
Separate account assets	1,130	1,130	—	1,130	—
Liabilities:
Policy reserves and contractual liabilities	542	523	—	8	534
Payable for securities	1	1	—	1	—

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

11. AGGREGATE POLICY RESERVES AND DEPOSIT FUND LIABILITIES

The following table presents the Company’s reserves by major category:

(in millions)	Years ended December 31,
	2023	2022
Life insurance	$3,397	$3,426
Annuities (excluding supplementary contracts with life contingencies)	16,891	16,840
Supplementary contracts with life contingencies	162	157
Disability - active lives	2	2
Disability - disabled lives	50	55
Excess of VM-21 reserves over basic reserves	90	124
Deficiency reserves	249	237
Other miscellaneous reserve	1,099	1,484
Gross life and annuity reserves	21,940	22,325
Reinsurance ceded	(173)	(197)
Net life and annuity reserves	21,767	22,128
Accident and health reserves
Unearned premium reserves	8	8
Present value of amounts not yet due on claims	153	174
Additional contract reserves	45	41
Gross accident and health reserves	206	223
Reinsurance ceded	(15)	(16)
Net accident and health reserves	191	207
Aggregate policy reserves	$21,958	22,335

The following table presents the withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life contingencies:

A. Individual Annuities:

	December 31, 2023
(in millions)	General account	Separate account with guarantees	Separate account nonguaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :

a. With market value adjusted	$3,086	$—	$—	$3,086	16.29%

b. At book value less current surrender charge of 5% or more	4,088	—	—	4,088	21.58%

c. At fair value	—	—	3,417	3,417	18.04%
d. Total with market adjustment or at fair value	7,174	—	3,417	10,591	55.91%

e. At book value without adjustment (minimal or no charge or adjustment)	5,533	—	—	5,533	29.20%

(2) Not subject to discretionary withdrawal	2,820	—	1	2,821	14.89%
(3) Total (gross: direct + assumed)	$15,527	$—	$3,418	$18,945	100.00%
(4) Reinsurance ceded	—	—	—	—
(5) Total (net)* (3) - (4)	$15,527	$—	$3,418	$18,945
(6) Amount included in A(1)b above that will move to A(1)e in the year after statement date:	$1,117	$—	$—	$1,117

* Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

B. Group Annuities:

	December 31, 2023
(in millions)	General account	Separate account with guarantees	Separate account nonguaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :

a. With market value adjusted	$—	$—	$—	$—	—%

b. At book value less current surrender charge of 5% or more	—	—	—	—	—%

c. At fair value	—	—	1,085	1,085	29.03%
d. Total with market adjustment or at fair value	—	—	1,085	1,085	29.03%

e. At book value without adjustment (minimal or no charge or adjustment)	447	—	—	447	11.96%

(2) Not subject to discretionary withdrawal	1,078	1,128	—	2,206	59.01%
(3) Total (gross: direct + assumed)	$1,525	$1,128	$1,085	$3,738	100.00%
(4) Reinsurance ceded	—	—	—	—
(5) Total (net)* (3) - (4)	$1,525	$1,128	$1,085	$3,738
(6) Amount included in B(1)b above that will move to B(1)e in the year after statement date:	$—	$—	$—	$—

* Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

C. Deposit-Type Contracts (no life contingencies):

	December 31, 2023
(in millions)	General account	Separate account with guarantees	Separate account nonguaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :

a. With market value adjusted	$—	$—	$—	$—	—%

b. At book value less current surrender charge of 5% or more	—	—	—	—	—%

c. At fair value	—	—	—	—	—%
d. Total with market adjustment or at fair value	—	—	—	—	—%

e. At book value without adjustment (minimal or no charge or adjustment)	5	—	—	5	0.66%

(2) Not subject to discretionary withdrawal	756	—	1	757	99.34%
(3) Total (gross: direct + assumed)	$761	$—	$1	$762	100.00%
(4) Reinsurance ceded	—	—	—	—
(5) Total (net)* (3) - (4)	$761	$—	$1	$762
(6) Amount included in C(1)b above that will move to C(1)e in the year after statement date:	$—	$—	$—	$—

* Represents annuity reserves reported in separate accounts liabilities.

45

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Withdrawal characteristics of Life Actuarial Reserves as of December 31, 2023:

	December 31, 2023
	General Account			Separate Account - Nonguaranteed
(in millions)	Account value	Cash value	Reserve	Account value	Cash value	Reserve
A. Subject to discretionary withdrawal, surrender values, or policy loans:

(1) Term policies with cash value	$—	$9	$22	$—	$—	$—

(2) Universal life	1,143	1,138	1,243	—	—	—

(3) Universal life with secondary guarantees	136	127	727	—	—	—

(4) Indexed universal life	4	4	4	—	—	—

(5) Indexed universal life with secondary guarantees	53	36	66	—	—	—

(6) Indexed life	—	—	—	—	—	—

(7) Other permanent cash value life insurance	57	339	381	11	11	11

(8) Variable life	—	—	—	—	—	—

(9) Variable universal life	1	1	1	12	12	12

(10) Miscellaneous reserves	—	—	—	—	—	—
B. Not subject to discretionary withdrawal or no cash values

(1) Term policies without cash value	XXX	XXX	$954	XXX	XXX	$—

(2) Accidental death benefits	XXX	XXX	—	XXX	XXX	—

(3) Disability - active lives	XXX	XXX	2	XXX	XXX	—

(4) Disability - disabled lives	XXX	XXX	50	XXX	XXX	—

(5) Miscellaneous reserves	XXX	XXX	323	XXX	XXX	—
C. Total (gross: direct + assumed)	$1,394	$1,654	$3,773	$23	$23	$23
D. Reinsurance ceded	39	47	173	—	—	—
E. Total (net) (C) - (D)	$1,355	$1,607	$3,600	$23	$23	$23

12. SEPARATE ACCOUNTS

Separate Accounts

The separate accounts held by the Company consist primarily of variable life insurance policies and variable annuities. These contracts generally are non-guaranteed in nature such that the benefit is determined by the performance and/or market value of the investments held in the separate accounts. The net investment experience of the separate accounts is credited directly to the policyholder and can be positive or negative.

The separate accounts also include a funding agreement, which provides a stable value protection feature on the assets held within the account.

The Company does not engage in securities lending transactions within the separate accounts.

The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

The following table presents separate account assets by product or transaction:

	December 31, 2023		December 31, 2022
(in millions)	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)
Variable annuity products	$4,623	$—	$4,300	$—
Variable universal life products	23	—	20	—
Pension risk transfer annuities	1,128	—	1,092	—
Total	$5,774	$—	$5,412	$—

Some separate account liabilities are guaranteed by the general account. To compensate the general account for the risks taken, the separate accounts pay risk charges to the general account.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

If claims were filed on all contracts, the current total maximum guarantee the general account would provide to the separate account as of December 31, 2023 and 2022 is $109 million and $246 million, respectively.

There was no separate account business seed money at December 31, 2023 and 2022.

The following table presents the risk charges paid by the separate accounts and the guarantees paid by the general account:

(in millions)	Risk Charge paid by the Separate Account	Guarantees Paid by the General Account
2023	$55	$2

2022	63	2

2021	53	1

2020	45	—

2019	37	—

The following table presents information regarding the separate accounts:

(in millions)	Indexed	Non- indexed guarantee less than or equal to 4%	Non- indexed guarantee more than 4%	Non- guaranteed separate accounts	Total
December 31, 2023
Premiums, considerations or deposits	$—	$—	$—	$267	$267
Reserves for accounts with assets at:
Market value	$—	$—	$—	$4,530	$4,530
Amortized costs	—	1,128	—	—	1,128
Total reserves	$—	$1,128	$—	$4,530	$5,658
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$—	$1,128	$—	$—	$1,128
At market value	—	—	—	4,528	4,528
Subtotal	—	1,128	—	4,528	5,656
Not subject to discretionary withdrawal	—	—	—	2	2
Total reserves	$—	$1,128	$—	$4,530	$5,658
December 31, 2022
Premiums, considerations or deposits	$—	$—	$—	$299	$299
Reserves for accounts with assets at:
Market value	$—	$—	$—	$4,194	$4,194
Amortized costs	—	1,092	—	—	1,092
Total reserves	$—	$1,092	$—	$4,194	$5,286
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$—	$1,092	$—	$—	$1,092
At market value	—	—	—	4,192	4,192
Subtotal	—	1,092	—	4,192	5,284
Not subject to discretionary withdrawal	—	—	—	2	2
Total reserves	$—	$1,092	$—	$4,194	$5,286

47

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Reconciliation of Net Transfers to or from Separate Accounts

The following table presents a reconciliation of the net transfers to (from) separate accounts:

	Years Ended December 31,
(in millions)	2023	2022	2021
Transfers to separate accounts	$267	$299	$1,178
Transfers from separate accounts	(327)	(312)	(331)
Net transfers to (from) separate accounts	(60)	(13)	847
Reconciling adjustments:
Deposit-type contracts	—	—	—
Total reconciling adjustments	—	—	—
Transfers as reported in the Statutory Statements of Operations	$(60)	$(13)	$847

13. RESERVES FOR GUARANTEED POLICY BENEFITS AND ENHANCEMENTS

Variable annuity contracts may include certain contractually guaranteed benefits to the contract holder. These guaranteed features include GMDB that are payable in the event of death, and living benefits that are payable in the event of annuitization, or, in other instances, at specified dates during the accumulation period. Living benefits include guaranteed minimum withdrawal benefits (“GMWB”) and, to a lesser extent, guaranteed minimum accumulation benefits (“GMAB”), which are no longer offered. A variable annuity contract may include more than one type of guaranteed benefit feature; for example, it may have both a GMDB and a GMWB. However, a policyholder generally can only receive payout from one guaranteed feature on a contract containing a death benefit and a living benefit, i.e. the features are mutually exclusive. A policyholder cannot purchase more than one living benefit on one contract.

Reserves for GMDB and GMWB were included in the VACARVM reserves. Total reserves in excess of basic reserves were $90 million and $124 million at December 31, 2023 and 2022, respectively.

GMDB

Depending on the product, the GMDB feature may provide a death benefit of either (a) total deposits made to the contract less any partial withdrawals plus a minimum return or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary.

GMWB

Certain of the Company’s variable annuity contracts offer optional GMWB. With a GMWB, the contract holder can monetize the excess of the guaranteed amount over the account value of the contract only through a series of withdrawals that do not exceed a specific percentage per year of the guaranteed amount. If, after the series of withdrawals, the account value is exhausted, the contract holder will receive a series of annuity payments equal to the remaining guaranteed amount, and, for lifetime GMWB products, the annuity payments continue as long as the covered person(s) are living.

14. PARTICIPATING POLICY CONTRACTS

Participating policy contracts entitle a policyholder to share in earnings through dividend payments. These contracts represented 3.4 percent, 7.0 percent and 10.8 percent of gross insurance in-force at December 31, 2023, 2022 and 2021, respectively. Policyholder dividends for the years ended December 31, 2023, 2022 and 2021 were immaterial.

48

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

15. PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

The following table presents the deferred and uncollected insurance premiums and annuity consideration (before deduction for amounts non-admitted):

	December 31, 2023		December 31, 2022
(in millions)	Gross	Net of Loading	Gross	Net of Loading
Ordinary new business	2	2	—	—
Ordinary renewal	18	50	18	46
Total	$20	$52	$18	$46

16. REINSURANCE

In the ordinary course of business, the Company utilizes internal and third-party reinsurance transactions to manage insurance risks and to facilitate capital management strategies. Long-duration reinsurance is effected principally under yearly renewable term treaties. Pools of highly-rated third party reinsurers are utilized to manage net amounts at risk in excess of retention limits. Reinsurance agreements do not relieve the Company of its direct obligations to insureds and beneficiaries. Thus, a credit exposure exists with respect to reinsurance ceded to the extent that any reinsurer fails to meet the obligations assumed under any reinsurance agreement. In addition, the Company assumes reinsurance from other insurance companies.

Reinsurance premiums assumed and reserves on reinsurance assumed were not significant in 2023, 2022 or 2021. Reinsurance premiums ceded in 2023, 2022 and 2021 were $152 million, $133 million and $205 million, respectively. The reserve credit taken on reinsurance ceded was $188 million and $213 million at December 31, 2023 and 2022, respectively. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2023 and 2022, the Company’s reinsurance recoverables were $25 million and $49 million, respectively.

The Company has a coinsurance/modified coinsurance agreement (the “Co/Modco Agreement”) with Corebridge Bermuda. Under the Co/Modco Agreement, Corebridge Bermuda reinsures a 90 percent quota share of the Company’s net liability on term life contracts issued by the Company with issue dates on or after March 1, 2002 through August 1, 2009. Corebridge Bermuda is a Bermuda licensed insurer but is not accredited as a reinsurer in the State of New York. At December 31, 2023 and 2022, the Company did not report any liabilities for unauthorized reinsurance, as the coinsurance reserves ($92 million and $116 million, respectively) ceded to Corebridge Bermuda were fully secured by a letter of credit. The letter of credit, secured by Corebridge Bermuda for the benefit of the Company, contain applicable provisions required by NAIC SAP and are subject to reimbursement by Corebridge in the event of a drawdown. In addition, there are certain terms and conditions regarding events of default, which if triggered by future events, would require the Company to pursue a variety of remedies to preserve the amount of the reserve credit. Pursuant to the modified coinsurance portion of the Co/Modco Agreement, the Company does not record a reserve credit since it retains, controls, and owns all assets held in relation to the modified coinsurance reserve.

The Co/Modco Agreement decreased the Company’s pre-tax earnings by $56 million, $78 million and $68 million in 2023, 2022 and 2021, respectively. The agreement is unlimited in duration, but was amended to terminate for new business issued on and after August 1, 2009.

As of December 31, 2023, $5 billion of the Company’s reserves representing a mix of run-off life and annuity risks were ceded to Fortitude Reinsurance Company Ltd.(“Fortitude Re”) under modified coinsurance agreements.

49

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

17. FEDERAL INCOME TAXES

Recent U.S. Tax Law Changes

On August 16, 2022, the U.S. enacted the Inflation Reduction Act of 2022, which finances climate and energy provisions and an extension of enhanced subsidies under the Affordable Care Act with a 15%, CAMT, on adjusted financial statement income for corporations with profits over $1 billion, a 1% stock buyback tax, increased Internal Revenue Service (“IRS”) enforcement funding, and Medicare’s new ability to negotiate prescription drug prices. The AGC Life Insurance Company consolidated federal income tax return group, of which the Company is a member, has determined that as of the reporting date it is an applicable reporting entity for the CAMT.

Although the U.S. Treasury and IRS issued interim CAMT guidance during 2023, many details and specifics of application of the CAMT remain subject to future guidance. The Company’s estimated CAMT liability will continue to be refined based on future guidance.

The following table presents the components of the net deferred tax assets and liabilities :

	December 31, 2023			December 31, 2022			Change

(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTA	$679	$138	$817	$746	$159	$905	$(67)	$(21)	$(88)

Statutory valuation allowance adjustment	—	23	23	—	29	29	—	(6)	(6)
Adjusted gross DTA	679	115	794	746	130	876	(67)	(15)	(82)

DTA non-admitted	485	115	600	524	130	654	(39)	(15)	(54)
Net admitted DTA	194	—	194	222	—	222	(28)	—	(28)

DTL	26	—	26	36	—	36	(10)	—	(10)
Total	$168	$—	$168	$186	$—	$186	$(18)	$—	$(18)

The following table presents the ordinary and capital DTA admitted assets as the result of the application of SSAP 101:

	December 31, 2023			December 31, 2022			Change

(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission calculation components
SSAP 101

Federal income taxes paid in prior years recoverable through loss carry backs	$—	$—	$—	$—	$—	$—	$—	$—	$—

Adjusted gross DTA expected to be realized (excluding amount of DTA from above) after application of the threshold limitation	168	—	168	186	—	186	(18)	—	(18)

1. Adjusted gross DTA expected to be realized following the reporting date	168	—	168	186	—	186	(18)	—	(18)

2. Adjusted gross DTA allowed per limitation threshold	—	—	378	—	—	285	—	—	93

Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	26	—	26	36	—	36	(10)	—	(10)
DTA admitted as the result of application of SSAP 101	$194	$—	$194	$222	$—	$222	$(28)	$—	$(28)

The following table presents the ratio percentage and amount of adjusted capital to determine the recovery period and threshold limitation amount:

	Years Ended December 31,
($ in millions)	2023	2022
Ratio percentage used to determine recovery period and threshold limitation amount	1,100%	768%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation amount	$2,521	$1,901

The Company has no tax planning strategies used in the determination of adjusted gross DTA’s or net admitted DTA’s.

50

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The Company’s planning strategy does not include the use of reinsurance.

The Company is not aware of any significant DTLs that are not recognized in the statutory financial statements.

The following tables present the major components of the current income tax expense and net deferred tax assets (liabilities):

	Years Ended December 31,
(in millions)	2023	2022	2021
Current income tax expense

Federal	$46	$143	$132

Federal income tax on net capital gains (losses)	(7)	(35)	2
Federal income tax incurred	39	108	134

	Years Ended December 31,
(in millions)	2023	2022	Change
Deferred tax assets:

Ordinary:

Policyholder reserves	$511	$562	$(51)

Investments	29	32	(3)

Deferred acquisition costs	133	136	(3)

Fixed assets	5	4	1

Net operating loss carry forward	—	8	(8)

Tax credit carryforward	—	—	—

Other (including items less than 5% of total ordinary tax assets)	1	4	(3)
Subtotal	679	746	(67)

Non-admitted	485	524	(39)
Admitted ordinary deferred tax assets	194	222	(28)
Capital:

Investments	138	159	(21)

Real Estate	—	—	—
Subtotal	138	159	(21)

Statutory valuation allowance adjustment	23	29	(6)

Non-admitted	115	130	(15)
Admitted capital deferred tax assets	—	—	—
Admitted deferred tax assets	194	222	(28)
Deferred tax liabilities:

Ordinary:

Deferred and uncollected premium	16	16	—

Policyholder reserves	10	20	(10)
Deferred tax liabilities	26	36	(10)
Net deferred tax assets	$168	$186	$(18)

51

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The change in net deferred income taxes is comprised of the following (this analysis is exclusive of non-admitted assets as the change in non-admitted assets and the change in net deferred income taxes are reported in separate components of capital and surplus):

	Years Ended December 31,
(in millions)	2023	2022	Change
Total adjusted deferred tax assets	$794	$876	$(82)

Total deferred tax liabilities	$26	$36	$(10)
Net adjusted deferred tax assets	$768	$840	$(72)
Tax effect of unrealized gains (losses)			$8
Change in net deferred income tax			$(64)

The provision for incurred federal taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The following table presents the significant items causing this difference:

	December 31, 2023		December 31, 2022		December 31, 2021
(in millions)	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
Income tax expense at applicable rate	$136	21.0%	$6	21.0%	$66	21.0%
Change in valuation adjustment	(6)	(1.0)	29	97.8
Surplus adjustments	(2)	(0.4)	1	3.2	(2)	(0.5)
Prior year return true-ups and adjustments	(5)	(0.8)	(2)	(5.8)	(1)	(0.2)
Amortization of interest maintenance reserve	(15)	(2.3)	(18)	(62.2)	17	5.3
Change in non-admitted assets	(3)	(0.4)	(1)	(5.7)	4	1.3
Dividend received deduction	(2)	(0.3)	(1)	(2.9)	(1)	(0.3)
Other permanent adjustments	(1)	(0.1)	—	—	1	0.3
Credits	—	—	—	—	—	—
Statutory income tax expense (benefit)	$102	15.7%	$14	45.4%	$84	26.9%

Federal income taxes incurred	$38	5.9%	$108	362.1%	$134	42.8%
Change in net deferred income taxes	64	9.8	(94)	(316.7)	(50)	(15.9)
Total statutory income taxes	$102	15.7%	$14	45.4%	$84	26.9%

At December 31, 2023, the Company had no foreign tax credits carryforwards.

At December 31, 2023, the Company had no U.S federal operating loss carryforwards.

At December 31, 2023, the Company had no capital loss carryforwards.

At December 31, 2023, the Company had no general business credit carryforwards.

At December 31, 2023, the Company had no alternative minimum tax credits.

At December 31, 2023, the Company had no CAMT credits.

The following table presents income tax incurred that is available for recoupment in the event of future net losses:

(in millions) December 31,	Capital
2021	$95

2022	—

2023	—
Total	$95

In general, realization of DTAs depends on a company’s ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. In accordance with the requirements established in SSAP 101, the Company assessed its

52

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

ability to realize DTAs of $817 million and concluded that $23 million valuation allowance was required at December 31, 2023. The Company had concluded that $29 million valuation allowance was required on the DTAs of $876 million at December 31, 2022.

The Company had no deposits admitted under Internal Revenue Code Section 6603.

The following table presents a reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits, excluding interest and penalties:

Years Ended December 31,
(in millions)	2023	2022
Gross unrecognized tax benefits at beginning of year	$—	$—

Increases in tax position for prior years	—	—

Decreases in tax position for prior years	—	—
Gross unrecognized tax benefits at end of year	$—	$—

At December 31, 2023 and 2022, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $0.4 million and $0.4 million, respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expenses. At both December 31, 2023 and 2022, the Company had accrued less than $1 million for the payment of interest (net of federal benefit) and penalties. In 2023, 2022 and 2021, the Company recognized an expense of less than $1 million, net of federal benefit, and penalties.

The Company regularly evaluates proposed adjustments by taxing authorities. At December 31, 2023, such proposed adjustments would not have resulted in a material change to the Company’s financial condition, although it is possible that the effect could be material to the Company’s results of operations for an individual reporting period. Although it is reasonably possible that a change in the balance of unrecognized tax benefits may occur within the next twelve months, based on the information currently available, the Company does not expect any change to be material to its financial condition.

The Company is currently under IRS examinations for the taxable years 2011-2019 and engaging in the IRS Appeals process in regard to years 2007-2010. Although the final outcome of possible issues raised in any future examination are uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements. The Company’s taxable years 2007-2022 remain subject to examination by major tax jurisdictions.

The Company is not subject to the repatriation transition tax for the year ended December 31, 2023.

For the period prior to the Corebridge IPO on September 19, 2022, the Company joined in the filing of a consolidated federal income tax return with AIG. For the period following the IPO, the Company will join with AGC Life, AGL, VALIC and Corebridge Bermuda in filing a consolidated life company federal income tax return.

The Company has written agreements with both parent entities, AIG and AGC Life, under which each subsidiary agrees to pay the parent company an amount equal to the consolidated federal income tax expense multiplied by the ratio that the subsidiary’s separate return tax liability bears to the consolidated tax liability, plus one hundred percent of the excess of the subsidiary’s separate return tax liability over the allocated consolidated tax liability. Both AIG and AGC Life agree to pay each subsidiary for the tax benefits, if any, of net operating losses, net capital losses and tax credits which are not usable by the subsidiary but which are used by other members of the consolidated group.

The Company may be charged with a portion of CAMT incurred by the AGC Life consolidated group (or credited with a portion of the consolidated group’s CAMT credit utilization).

18. CAPITAL AND SURPLUS

RBC standards are designed to measure the adequacy of an insurer’s statutory capital and surplus in relation to the risks inherent in its business. The RBC standards consist of formulas that establish capital requirements relating to asset, insurance, business and interest rate risks. The standards are intended to help identify companies that are under-capitalized, and require specific regulatory actions in the event an insurer’s RBC is deficient. The RBC formula develops

53

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

a risk-adjusted target level of adjusted statutory capital and surplus by applying certain factors to various asset, premium and reserve items. Higher factors are applied to more risky items and lower factors are applied to less risky items. Thus, the target level of statutory surplus varies not only because of the insurer’s size, but also on the risk profile of the insurer’s operations. At December 31, 2023, the Company exceeded RBC requirements that would require any regulatory action.

The Company is subject to New York Insurance Law (“NYIL”), which imposes certain restrictions on shareholder dividends and has two different standards for determination of ordinary dividends (Sections 4207(a)(2) and 4207(a)(3)). Based on current management estimates, the Company would elect the standard under NYIL Section 4207(a)(2). Under Section 4207(a)(2), the maximum amount of dividends that can be paid by New York domiciled life insurance companies out of earned surplus without prior notice to the NYDFS in a calendar year is the greater of (1) 10 percent of surplus as regards policyholders as of the immediately preceding calendar year or (2) the net gain from operations of the Company for the immediately preceding calendar year. Section 4207(a)(2) further provides that an insurer may not distribute an ordinary dividend in the calendar year immediately following a calendar year in which the insurer’s net gain from operations, not including realized capital gains, was negative, without the approval of the NYDFS Superintendent. Other than the limitations discussed above, there are no restrictions placed on the portion of the Company’s profits that may be paid as ordinary dividends to its shareholder. The maximum amount of dividends that the Company may pay to AGC Life (as immediate parent company) without prior approval of the NYDFS in 2024 is $322 million, subject to availability of earned surplus.

Dividends are paid as determined by the Board of Directors and are noncumulative. The following table presents the dividends paid by the Company during 2023, 2022 and 2021:

Date	Type	Cash or Non-cash	Amount (in millions)
2023
—	—	—	$ —

2022
March 28, 2022	Ordinary	Cash	200

2021
March 15, 2021	Ordinary	Cash	101

19. RETIREMENT AND SHARE-BASED AND DEFERRED COMPENSATION

The Company does not directly sponsor any defined benefit or defined contribution plans and does not participate in any multi-employer plans.

Employee Retirement and Postretirement Benefit Plans

Certain employees and retirees of the Company participated in various AIG-sponsored defined benefit pension and postretirement plans. AIG, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans; its obligation results from AIG’s allocation of the Company’s share of expenses from the plans based on participants’ earnings for the pension plans and on estimated claims less contributions from participants for the postretirement plans.

The following table presents information about employee-related costs (expense credits) allocated to the Company:

	Years Ended December 31,
(in millions)	2023	2022	2021
Defined benefit plans	$1	$(1)	$(1)
Total	$1	$(1)	$(1)

54

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Defined Contribution Plan

Prior to August 22, 2022, the Company’s employees participated in AIG’s qualified defined contribution plan that provided for contributions by employees, as well as an employer contribution. On August 22, 2022, participants’ accounts in the AIG plan were transferred to the Corebridge Financial Inc. Retirement Savings 401(k) Plan.

The 401(k) plan provides for pre-tax salary reduction contributions by its U.S. employees. Employer matching contributions of 100 percent were made on the first six percent of participant contributions, subject to IRS-imposed limitations, and an additional fully vested, non-elective, non-discretionary employer contribution equal to three percent of the participant’s annual base compensation for the plan year, paid each pay period regardless of whether the participant currently contributes to the plan, and subject to the IRS-imposed limitations.

The Company’s pre-tax expense associated with this plan was $3 million, $3 million and $3 million in 2023, 2022 and 2021, respectively.

Share-based and Deferred Compensation Plans

Prior to the IPO, certain Corebridge employees received grants of equity awards under the AIG Long Term Incentive Plan (as amended) and its predecessor plan, the AIG 2013 Long Term Incentive Plan, which are governed by the AIG 2013 Omnibus Incentive Plan. The value of AIG equity awards are linked to the performance of AIG’s common stock. AIG granted equity awards to the Company’s employees primarily in the form of AIG restricted stock units (“RSUs”) but also granted AIG performance share units (“PSUs”) and AIG stock options to certain executives. AIG RSUs that were held by the Company’s active employees on September 14, 2022 (the pricing date for the IPO) were converted into RSUs linked to the performance of Corebridge stock (“Corebridge RSUs”), on terms and conditions that are substantially the same as the corresponding AIG RSUs, with the number of AIG RSUs adjusted in a manner intended to preserve their intrinsic value as of immediately before and immediately following the conversion (subject to rounding).

Following the IPO, the Company’s employees participate in several stock compensation programs under the Corebridge Financial, Inc. Long-term Incentive Plan (each as applicable, the “LTIP”), which are governed by the Corebridge Financial, Inc. 2022 Omnibus Incentive Plan, as amended and restated on February 16, 2023. Corebridge’s LTIP provides for an annual award to certain employees, including senior executive officers and other highly compensated employees, that may comprise a combination of one or more of the following units: RSUs or stock options. RSUs and stock options are earned based solely on continued service by the participant and vesting occurs in three equal installments on the first, second and third anniversaries of the grant date.

The Company recognized compensation expenses of $0 million, $3 million and $3 million for the years ending December 31, 2023, 2022 and 2021, respectively, on the grant date of the awards.

20. DEBT

The Company is a member of the Federal Home Loan Bank (“FHLB”) of New York.

Membership with the FHLB provides the Company with collateralized borrowing opportunities, primarily as an additional source of liquidity or for other uses deemed appropriate by management. The Company’s ownership in the FHLB stock is reported as common stock. Pursuant to the membership terms, the Company elected to pledge such stock to the FHLB as collateral for the Company’s obligations under agreements entered into with the FHLB.

Cash advances obtained from the FHLB are reported in and accounted for as borrowed money. The Company may periodically obtain cash advances on a same-day basis, up to a limit determined by management and applicable laws. The Company is required to pledge certain mortgage-backed securities, government and agency securities and other qualifying assets to secure advances obtained from the FHLB. To provide adequate collateral for potential advances, the Company has pledged securities to the FHLB in excess of outstanding borrowings. Upon any event of default by the Company, the recovery by the FHLB would generally be limited to the amount of the Company’s liability under advances borrowed.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the aggregate carrying value of stock held with the FHLB of New York and the classification of the stock:

	December 31,
(in millions)	2023	2022
Membership stock - Class B	$7	$7

Activity stock	11	11

Excess stock	—	—
Total	$18	$18
Actual or estimated borrowing capacity as determined by the insurer	$935	$1,022

The Company did not hold any Class A at December 31, 2023 or 2022.

The following table presents the amount of collateral pledged, including FHLB common stock held, to secure advances from the FHLB:

	December 31, 2023		December 31, 2022
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Amount pledged	$534	$497	$396	$372
Maximum amount pledged during reporting period	723	684	415	431

The Company’s borrowing capacity determined quarterly based upon the borrowing limit imposed by statute in the state of domicile.

The following table presents the outstanding funding agreements and maximum borrowings from the FHLB:

	December 31,
(in millions)	2023	2022
Amount outstanding	$240	$240

Maximum amount borrowed during reporting period	$240	$240

While the funding agreements are presented herein to show all amounts received from FHLB, the funding agreements are treated as deposit-type contracts, consistent with the other funding agreements for which the Company’s intent is to earn a spread and not to fund operations. The Company had no debt outstanding with the FHLB at December 31, 2023 or 2022.

The following table reflects the principal amounts of the funding agreements issued to the FHLB:

(in millions)
Funding Agreements	Date Issued	Amounts
5-year fixed rate	February 25, 2020	$124
5-year fixed rate	April 5, 2019	42
5-year fixed rate	April 16, 2019	52
6-year fixed rate	July 15, 2019	23

21. COMMITMENTS AND CONTINGENCIES

Commitments

The Company had commitments to provide funding to various limited partnerships totaling $525 million and $669 million at December 31, 2023 and 2022, respectively. The commitments to invest in limited partnerships and other funds may be called at the discretion of each fund, as needed and subject to the provisions of such fund’s governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund. Of the total commitments at December 31, 2023, $265 million are currently expected to expire in 2024, and the remainder by 2029 based on the expected life cycle of the related funds and the Company’s historical funding trends for such commitments.

At December 31, 2023 and 2022, the Company had $332 million and $612 million, respectively, of outstanding commitments related to various funding obligations associated with its investments in commercial mortgage loans. Of

56

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

the total current commitments, $129 million are expected to expire in 2024 and the remainder by 2036, based on the expected life cycle of the related loans and the Company’s historical funding trends for such commitments.

The Company has various leases, substantially all of which are for office space and facilities. Rentals under financing leases, contingent rentals, future minimum rental commitments, and rental expense under operating leases are not material.

Contingencies

Legal Matters

Various lawsuits against the Company have arisen in the ordinary course of business. The Company believes it is unlikely that contingent liabilities arising from such lawsuits will have a material adverse effect on the Company’s financial position, results of operations or cash flows.

Regulatory Matters

Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations, investigations, and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations, investigations, or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

Other Contingencies

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments (“GFA”) when an assessment is probable and can be reasonably estimated. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and timing of any future GFA, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings.

The Company accrued $2 million at December 31, 2023 and $2 million at December 31, 2022, for GFA. The Company has recorded receivables of $432 thousand and $476 thousand at December 31, 2023 and 2022, respectively, for expected recoveries against the payment of future premium taxes.

22. RELATED PARTY TRANSACTIONS

Events Related to AIG and Corebridge

Separation of Life and Retirement Business from AIG and Relationship with Blackstone

On September 19, 2022, Corebridge completed an IPO in which AIG sold 80 million shares of Corebridge common stock to the public. Since the IPO, AIG has sold 159.8 million shares of Corebridge common stock and Corebridge has repurchased 17.2 million shares of its common stock from AIG. As of December 31, 2023, AIG owns 52.2% of outstanding common stock of Corebridge.

On November 2, 2021, Argon Holdco LLC (“Argon”), a wholly-owned subsidiary of Blackstone, Inc. (“Blackstone”), acquired a 9.9% equity stake in Corebridge and Corebridge entered into a long-term asset management relationship with Blackstone ISG-1 Advisors L.L.C (“Blackstone IM”). Pursuant to the partnership, Corebridge initially transferred $50 billion in book value of assets in its consolidated investment portfolio to Blackstone IM, with that amount to increase to an aggregate of $92.5 billion by the third quarter of 2027. As of December 31, 2023, Blackstone IM managed approximately $55.4 billion in book value of assets in Corebridge’s investment portfolio.

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Pursuant to the Stockholders’ Agreement that Corebridge entered into with AIG and Argon at the time of acquisition of Argon’s Corebridge equity stake, Argon may not sell its ownership interest in Corebridge subject to exceptions permitting Argon to sell 25%, 67% and 75% of its shares after the first, second and third anniversaries, respectively, of the IPO, with the transfer restrictions terminating in full on the fifth anniversary of the IPO. Also, until Argon no longer owns at least 50% of its initial investment in Corebridge, it will have the right to designate for nomination for election one member of the Corebridge Board of Directors.

Prior to the IPO, Corebridge and certain U.S. subsidiaries were included in the consolidated federal income tax return of AIG as well as certain state tax returns where AIG files on a combined or unitary basis. The provision for income taxes is calculated on a separate return basis. Following the IPO, AIG owns a less than 80% interest in Corebridge, resulting in tax deconsolidation of Corebridge from the AIG Consolidated Tax Group and in a small minority of state jurisdictions which follow federal consolidation rules, the most significant being Florida. In addition, under the applicable law, AGC Life and its directly owned life insurance subsidiaries (the “AGC Group”) will not be permitted to join in the filing of a U.S. consolidated federal income tax return with other subsidiaries (collectively, the “Non-Life Group”) for the five year waiting period. Instead, the AGC Group is expected to file separately as members of the AGC consolidated U.S. federal income tax return during the five-year waiting period. Following the five-year waiting period, the AGC Group is expected to join the U.S. consolidated federal income tax return with the Non-Life Group.

Investment Management Agreements with BlackRock

Since April 2022, certain of the Corebridge insurers, including the Company, entered into investment management agreements with BlackRock Financial Management, Inc. (“BlackRock”) and its investment advisory affiliates. Under the investment management agreements with BlackRock, Corebridge completed the transfer of the management of liquid fixed income and certain private placement assets to BlackRock in 2022. As of December 31, 2023, BlackRock managed approximately $85.3 billion in book value of assets in Corebridge’s consolidated investment portfolio. In addition, liquid fixed income assets associated with the Fortitude Re portfolio were separately transferred to BlackRock for management in 2023. The investment management agreements contain detailed investment guidelines and reporting requirements. These agreements also contain reasonable and customary representations and warranties, standard of care, expense reimbursement, liability, indemnity and other provisions.

Affiliate Transactions

During 2023, the Company purchased $114 million and sold $107 million of securities, at fair market value, from or to one or more of its affiliates in the ordinary course of business.

At December 31, 2023, the Company’s unfunded capital commitment to U.S. Fund I, U.S. Fund II, U.S Fund III, Europe Fund I and Europe Fund II were approximately $21.7 million, $14.7 million, $12.7 million, $30.9 million, $6.8 million and $24.8 million, respectively.

At December 31, 2022, the company’s unfunded capital commitment to US Fund I, US Fund II, US Fund III, US Fund IV, Europe Fund I and Europe Fund II (which are managed by an affiliate) were approximately $21.7 million, $15.8 million, $13 million, $41.7 million, $6.5 million and $31.8 million, respectively.

On September 9, 2022, the Company purchased $165 million of mortgage loans securities from an affiliated company American Home Assurance Company.

Financing Agreements

On May 17, 2022, the Company and certain of its affiliates entered into a revolving loan facility with Corebridge, pursuant to which the Company and each such affiliate can, on a several basis, borrow monies from Corebridge (as lender) subject to the terms and conditions stated therein. Principal amounts borrowed under this facility may be repaid and re-borrowed, in whole or in part, from time to time, without penalty. However, the total aggregate amount of loans borrowed by all borrowers under the facility cannot exceed $500,000,000. The loan facility also sets forth individual borrowing limits for each borrower, with the Company’s maximum borrowing limit being $500,000,000.

At both December 31, 2023 and 2022, the Company did not have a balance outstanding under this facility.

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Investments in Subsidiary, Controlled and Affiliated Entities

The following table presents information regarding the Company’s investments in non-insurance SCA entities as of December 31, 2023:

(in millions)	Gross Amount	Non- admitted Amount	Admitted Asset Amount	Date of NAIC Filing
Clinton Grand Holdings LLC	$8		$8	NA
AIG LIQUID ALTERNATIVE EQUITY ALPHA FUND, LLC	1		1	NA
Corebridge REI LB Southeast Industrial JV LLC	58		58	NA
Bayshore PII Company LLC	3		3	NA
Corebridge Europe Real Estate Fund II LR Feeder, LLC	26		26	NA
Corebridge Deco Fund II, LLC	145		145	NA
Branch Retail Partners II, LP	2		2	NA

GRE LB Industrial Joint Venture II, LP	5		5	NA
Corebridge U.S. Real Estate Fund IV Development Sidecar LP	10		10	NA
Corebridge U.S. Real Estate Fund IV, LP	41		41	NA
Bayshore Shopping Center JV LLC	7		7	NA
Corebridge U.S. Real Estate Fund III, LP	27		27	NA
Corebridge U.S. Real Estate Fund I, LP	17		17	NA
Corebridge U.S. Real Estate Fund II, LP	22		22	NA
Corebridge U.S. LT Apartments JV, LP	21		21	NA
Corebridge Europe Real Estate Fund I S.C.SP	3		3	NA
Total	$396	$—	$396

Operating Agreements

The Company has investments in a Liquidity Pool in which funds are managed by an affiliate, AIG Asset Management (U.S.), LLC, in the amount of $240 million and $62 million at December 31, 2023 and 2022, respectively.

Pursuant to service and expense agreements, AIG, Corebridge and affiliates provide, or cause to be provided, administrative, marketing, investment management, accounting, occupancy, and data processing services to the Company. The allocation of costs for services is based generally on estimated levels of usage, transactions or time incurred in providing the respective services. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. In all cases, billed amounts pursuant to these agreements do not exceed the cost to AIG, Corebridge or the affiliate providing the service. The Company was charged $112 million, $108 million and $103 million under such agreements in 2023, 2022 and 2021, respectively.

Pursuant to an amended and restated investment advisory agreement, the majority of the Company’s invested assets are managed by an affiliate. The investment management fees incurred were $23 million, $30 million and $23 million in 2023, 2022 and 2021, respectively.

23. SUBSEQUENT EVENTS

Management considers events or transactions that occur after the reporting date, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosures. The Company has evaluated subsequent events through April 18, 2024, the date the financial statements were issued.

On March 11, 2024, Corebridge entered into an Amendment and Waiver of Consent and Voting Rights (the “Amendment and Waiver”) with AIG and certain affiliates of Argon and Blackstone that (i) amends the Stockholders Agreement, dated as of November 2, 2021, between Corebridge, AIG and Argon such that Argon shall have no right to consent to any repurchase of shares of common stock of Corebridge, par value $0.01 per share (“Corebridge Common Stock”) if such repurchase would result in Argon owning, of record, more than 9.9% of the then-outstanding Corebridge Common

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Stock, provided that, no such repurchase will be permitted if it would result in Argon owning, of record, more than 14.9% of the then-outstanding Corebridge Common Stock and (ii) waives the right of Argon, Blackstone and certain of their affiliates to vote or act by written consent with respect to any shares of Corebridge Common Stock owned by them from time to time.

The Company paid an ordinary cash dividend of $320 million to AGC Life on March 25, 2024.

60

Supplemental Information

61

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA

(in millions)	December 31, 2023
Investment income earned:
Government bonds	$9
Other bonds (unaffiliated)	851
Bonds of affiliates	—
Preferred stocks (unaffiliated)	—
Common stocks (unaffiliated)	1
Common stocks of affiliates	—
Cash and short-term investments	21
Mortgage loans	200
Real estate	—
Contract loans	8
Other invested assets	99
Derivative instruments	(36)
Miscellaneous income	—
Gross investment income	$1,153

Real estate owned - book value less encumbrances	$—

Mortgage loans - book value:
Commercial mortgages	$3,155
Residential mortgages	641
Mezzanine loans	129
Affiliated residential mortgages	—
Total mortgage loans	$3,925

Mortgage loans by standing - book value:
Good standing	$3,864
Good standing with restructured terms	61
Interest overdue more than 90 days, not in foreclosure	—
Foreclosure in process	—
Total mortgage loans	$3,925

Partnerships - statement value	$1,632

Bonds and stocks of parents, subsidiaries and affiliates - statement value:
Bonds	$—
Common stocks	—

Bonds, short-term and cash equivalent bond investments by class and maturity:
Bonds, short-term and cash equivalent bond investments by maturity - statement value:
Due within one year or less	$1,044
Over 1 year through 5 years	5,413
Over 5 years through 10 years	4,294
Over 10 years through 20 years	3,368
Over 20 years	5,271
Total maturity	$19,390

Bonds, short-term and cash equivalent bond investments by class - statement value:
Class 1	$11,781
Class 2	6,691
Class 3	527
Class 4	309
Class 5	73
Class 6	9
Total by class	$19,390

Total bonds, short-term and cash equivalent bond investments publicly traded	$10,020
Total bonds, short-term and cash equivalent bond investments privately traded	9,370

Preferred stocks - statement value	$45
Common stocks - market value	18
Short-term investments - book value	—
Cash equivalents - book value	247
Options, caps and floors owned - statement value	164
Collar, swap and forward agreements open - statement value	(121)
Futures contracts open - current value	1
Cash on deposit	(20)

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA (Continued)

(in millions)	December 31, 2023
Life insurance in-force:
Ordinary	$74,081
Credit	14
Group	809

Amount of accidental death insurance in-force under ordinary policies	203

Life insurance policies with disability provisions in-force:
Ordinary	4,276
Group life	22

Supplementary contracts in-force:
Ordinary - not involving life contingencies:
Amount on deposit	65
Income payable	23

Ordinary - involving life contingencies:
Amount on deposit	34
Income payable	21

Group - not involving life contingencies:
Amount on deposit	3
Income Payable	3

Annuities:
Ordinary:
Immediate - amount of income payable	$224
Deferred, fully paid - account balance	9,062
Deferred, not fully paid - account balance	7,009

Group:
Amount of income payable	155
Fully paid - account balance	59
Not fully paid - account balance	407

Accident and health insurance - premiums in-force:
Other	$1
Group	18
Credit	—

Deposit funds and dividend accumulations:
Deposit funds - account balance	$243
Dividend accumulations - account balance	16

Claim payments in 2022
Group accident & health:
2023	$9
2022	7
2021	10
2020	20
2019	15
Prior	624

Other accident & health:
2023	(1)
2022	—
2021	—
2020	—
2019	1
Prior	1

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

DECEMBER 31, 2023

(in millions)

1. The Company’s total admitted assets as of December 31, 2023 are $31.8 billion.

The Company’s total admitted assets, excluding separate accounts, as of December 31, 2023 are $26.0 billion.

2. Following are the 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. Government, U.S. Government agency securities and those U.S. Government money market funds listed in the Appendix to the IAO Practices and Procedures Manual as exempt, (ii) property occupied by the Company, and (iii) policy loans:

Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
a. Senior Direct Lending Program LLC	Bonds	$490	1.90%
b. Amazon.com, Inc.	Bonds	158	0.60
c. KPMG LLP	Bonds	129	0.50
d. Bristol-Myers Squibb Company	Bonds	120	0.50
e. Comcast Corporation	Bonds	113	0.40
f. RTX Corporation	Bonds	109	0.40
g. UnitedHealth Group Incorporated	Bonds	107	0.40
h. Duke Energy Corporation	Bonds	103	0.40
i. EY Global Finance Inc.	Bonds	89	0.30
j. Ernst & Young LLP	Bonds	87	0.30

3. The Company’s total admitted assets held in bonds and preferred stocks, by NAIC rating, are:

Bonds and Short-Term Investments			Preferred Stocks
NAIC Rating	Amount	Percentage of Total Admitted Assets	NAIC Rating	Amount	Percentage of Total Admitted Assets
NAIC - 1	$11,781	45.30%	P/RP - 1	$5	—%

NAIC - 2	6,691	25.70	P/RP - 2	40	0.20

NAIC - 3	527	2.00	P/RP - 3	—	—

NAIC - 4	309	1.20	P/RP - 4	—	—

NAIC - 5	73	0.30	P/RP - 5	—	—

NAIC - 6	9	—	P/RP - 6	—	—

4. Assets held in foreign investments:

	Amount	Percentage of Total Admitted Assets
a. Total admitted assets held in foreign investments	$4,685	18.00%

b. Foreign currency denominated investments	1,567	6.00

c. Insurance liabilities denominated in that same foreign currency	—	—

5. Aggregate foreign investment exposure categorized by NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets
a. Countries rated NAIC - 1	$4,095	15.80%
b. Countries rated NAIC - 2	510	2.00
c. Countries rated NAIC - 3 or below	80	0.30

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)

DECEMBER 31, 2023

(in millions)

6. Two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets
a. Countries rated NAIC - 1
Country 1: Cayman Islands	$728	2.80%
Country 2: United Kingdom	689	2.70
b. Countries rated NAIC - 2
Country 1: Mexico	134	0.50
Country 2: Panama	111	0.40
c. Countries rated NAIC - 3 or below
Country 1: Colombia	17	0.10
Country 2: British Virgin Island	11	—
7. Aggregate unhedged foreign currency exposure:
	Amount	Percentage of Total Admitted Assets
Aggregate unhedged foreign currency exposure	$1,567	6.00%
8. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:
	Amount	Percentage of Total Admitted Assets
a. Countries rated NAIC - 1	$1,567	6.00%
b. Countries rated NAIC - 2	—	—
c. Countries rated NAIC - 3 or below	—	—
9. Two largest unhedged foreign currency exposures to a single country, categorized by the country’s NAIC sovereign rating:
	Amount	Percentage of Total Admitted Assets
a. Countries rated NAIC - 1
Country 1: United Kingdom	$425	1.60%
Country 2: Ireland	390	1.50
b. Countries rated NAIC - 2
Country 1:	—	—
Country 2:	—	—
c. Countries rated NAIC - 3 or below
Country 1:	—	—
Country 2:	—	—

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)

DECEMBER 31, 2023

(in millions)

10. Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	NAIC Rating	Amount	Percentage of Total Admitted Assets
a. 5555233	MORTGAGE LOAN	$86	0.30%
b. TotalEnergies SE	NAIC 1 & 2 - Bonds	71	0.30
c. Granite DEBTCO 10 Limited	MORTGAGE LOAN	65	0.30
d. 5555221	MORTGAGE LOAN	64	0.20

e. Suzano S.A.	NAIC 2 - Bonds	59	0.20

f. 5555143	MORTGAGE LOAN	57	0.20
g. Granite DEBTCO 9 Limited	MORTGAGE LOAN	57	0.20

h. Silver (BREDS)	OTHER OIA	57	0.20
i. 5555229	MORTGAGE LOAN	55	0.20

j. 5555189	MORTGAGE LOAN	54	0.20

11. Assets held in Canadian investments are less than 2.5% of the reporting entity’s total admitted assets.

12. Assets held in investments with contractual sales restrictions are less than 2.5 percent of the Company’s total admitted assets.

13. The Company’s admitted assets held in the ten largest equity interests (including investments in the shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities and excluding money market and bond mutual funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt or Class 1) are:

	Amount	Percentage of Total Admitted Assets
a. Corebridge Real Estate Investors Inc.	$264	1.00%
b. Carlyle Group	214	0.80
c. American Securities Capital Partners L.P.	61	0.20
d. Silver (BREDS)	57	0.20
e. Marlin Equity Partners	43	0.20
f. MASS MUTUAL LIFE INS CO	42	0.20
g. The Spiral	41	0.20
h. Franklin BSP Capital Corporation	40	0.20
i. NORTHWESTERN MUTUAL LIFE	39	0.20
j. Platinum Equity LLC	36	0.10

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)

DECEMBER 31, 2023

(in millions)

14. Assets held in nonaffiliated, privately placed equities:

	Amount	Percentage of Total Admitted Assets

Aggregate statement value of investment held in nonaffiliated, privately placed equities:	$425	1.60%

Largest three investments held in nonaffiliated, privately placed equities:
a. Carlyle Alternative Opportunities Fund L.P.	$65	0.30
b. Silver (BREDS)	57	0.20
c. The Spiral	41	0.20

Ten largest fund managers:

Fund Manager	Total Invested	Diversified	Non- diversified
a. Corebridge Real Estate Investors Inc.	$264	$—	$264
b. Carlyle Group	214	214	—
c. American Securities Capital Partners L.P.	61	61	—
d. Silver (BREDS)	57	—	57
e. Marlin Equity Partners	43	43	—
f. MASS MUTUAL LIFE INS CO	42	42	—
g. The Spiral	41	—	41
h. Franklin BSP Capital Corporation	40	40	—
i. NORTHWESTERN MUTUAL LIFE	39	39	—

j. Platinum Equity LLC	36	36	—

15. Assets held in general partnership interests are less than 2.5 percent of the Company’s total admitted assets.

16. Mortgage loans reported in Schedule B, include the following ten largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

	Amount	Percentage of Total Admitted Assets
a. COMMERCIAL MORTGAGE LOAN, Loan No. 5555233, ESP	$86	0.30%
b. COMMERCIAL MORTGAGE LOAN, Loan No. 8002615, HI	85	0.30
c. COMMERCIAL MORTGAGE LOAN, Loan No. 5555221, ESP	64	0.20
d. COMMERCIAL MORTGAGE LOAN, Loan No. 8002341, NY	63	0.20
e. COMMERCIAL MORTGAGE LOAN, Loan No. 8002157, NY	60	0.20
f. COMMERCIAL MORTGAGE LOAN, Loan No. 8002541, IN	58	0.20
g. COMMERCIAL MORTGAGE LOAN, Loan No. 5555143, GBR	57	0.20
h. COMMERCIAL MORTGAGE LOAN, Loan No. 5555229, FIN	55	0.20
i. COMMERCIAL MORTGAGE LOAN, Loan No. 5555189, NLD	54	0.20
j. COMMERCIAL MORTGAGE LOAN, Loan No. 8002508, CA	52	0.20

67

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)

DECEMBER 31, 2023

(in millions)

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

	Amount	Percentage of Total Admitted Assets
a. Construction loans	$243	0.90%

b. Mortgage loans over 90 days past due	—	—

c. Mortgage loans in the process of foreclosure	—	—

d. Mortgage loans foreclosed	—	—

e. Restructured mortgage loans	61	0.20

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

	Residential		Commercial		Agricultural
Loan-to-Value	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a. above 95%	$—	—%	$90	0.30%	$—	—%

b. 91% to 95%	—	—	33	0.10	—	—

c. 81% to 90%	—	—	153	0.60	—	—

d. 71% to 80%	73	0.30	448	1.70	—	—

e. below 70%	569	2.20	2,511	9.70	—	—

18. Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A are less than 2.5 percent of the Company’s total admitted assets.

19. Assets held in mezzanine real estate loans are less than 2.5 percent of the Company’s total admitted assets.

20. The Company’s total admitted assets subject to the following types of agreements as of the following dates:

Unaudited At End of Each Quarter
	At Year-End		1st Quarter	2nd Quarter	3rd Quarter
	Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount

a. Securities lending (do not include assets held as collateral for such transactions)	$—	—%	$—	$—	$—
b. Repurchase agreements	—	—	—	—	—
c. Reverse repurchase agreements	—	—	—	—	—
d. Dollar repurchase agreements	—	—	—	—	—
e. Dollar reverse repurchase agreements	—	—	—	—	—

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)

DECEMBER 31, 2023

(in millions)

21. The Company’s potential exposure to warrants not attached to other financial instruments, options, caps, and floors:

	Owned		Written
	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a. Hedging	$—	—%	$—	—%
b. Income generation	—	—	—	—
c. Other	—	—	—	—

22. The Company’s potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps, and forwards as of the following dates:

Unaudited At End of Each Quarter
	At Year-End		1st Quarter	2nd Quarter	3rd Quarter
	Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a. Hedging	$114	0.40%	$141	$141	$142
b. Income generation	—	—	—	—	—
c. Replications	—	—	—	—	—
d. Other	—	—	—	—	—

23. The Company’s potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for futures contracts as of the following dates:

Unaudited At End of Each Quarter
	At Year-End		1st Quarter	2nd Quarter	3rd Quarter
	Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a. Hedging	$20	0.10%	$23	$24	$21
b. Income generation	—	—	—	—	—
c. Replications	—	—	—	—	—
d. Other	—	—	—	—	—

69

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL SUMMARY INVESTMENT SCHEDULE

DECEMBER 31, 2023

(in millions)	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
Investment Categories	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total Amount	Percentage
Bonds:
U.S. governments	$301	1.2%	$301	$—	$301	1.2%
All other governments	670	2.6	670	—	670	2.6
U.S. states, territories and possessions, etc. guaranteed	111	0.4	111	—	111	0.4
U.S. political subdivisions of states, territories, and possessions, guaranteed	42	0.2	42	—	42	0.2
U.S. special revenue and special assessment obligations, etc. non-guaranteed	967	3.8	967	—	967	3.8
Industrial and miscellaneous	17,034	66.9	17,034	—	17,034	66.9
Hybrid securities	22	0.1	22	—	22	0.1
Parent, subsidiaries and affiliates	—	—	—	—	—	—
SVO identified funds	—	—	—	—	—	—
Unaffiliated Bank loans	243	1.0	243	—	243	1.0
Total long-term bonds	$19,390	76.1	$19,390	$—	$19,390	76.1
Preferred stocks:
Industrial and miscellaneous (Unaffiliated)	$45	0.2	$45	$—	$45	0.2
Parent, subsidiaries and affiliates	—	—	—	—	—	—
Total preferred stocks	$45	0.2	$45	$—	$45	0.2
Common stocks:
Industrial and miscellaneous Publicly traded (Unaffiliated)	$—	—	$—	$—	$—	—
Industrial and miscellaneous Other (Unaffiliated)	18	0.1	18	—	18	0.1
Parent, subsidiaries and affiliates Publicly traded	—	—	—	—	—	—
Parent, subsidiaries and affiliates Other	—	—	—	—	—	—
Mutual funds	—	—	—	—	—	—
Total common stocks	$18	0.1	$18	$—	$18	0.1
Mortgage loans:
Farm mortgages	$—	—	$—	$—	$—	—
Residential mortgages	641	2.5	641	$—	641	2.5
Commercial mortgages	3,155	12.4	3,155	$—	3,155	12.4
Mezzanine real estate loans	129	0.5	129	$—	129	0.5
Total valuation allowance	(49)	(0.2)	(49)	$—	(49)	(0.2)
Total mortgage loans	$3,876	15.2	$3,876	$—	$3,876	15.2
Real estate:
Properties occupied by company	$—	—	$—	$—	$—	—
Properties held for production of income	—	—	—	—	—	—
Properties held for sale	—	—	—	—	—	—
Total real estate	$—	—	$—	$—	$—	—
Cash, cash equivalents and short-term investments:
Cash	$(20)	(0.1)	$(20)	$—	$(20)	(0.1)
Cash equivalents	247	1.0	247	—	247	1.0
Short-term investments	—	—	—	—	—	—
Total cash, cash equivalents and short-term investments	$227	0.9	$227	$—	$227	0.9
Contract loans	$132	0.5	$132	$—	$132	0.5
Derivatives	46	0.2	46	—	46	0.2
Other invested assets	1,648	6.5	1,632	—	1,632	6.4
Receivables for securities	37	0.2	37	—	37	0.2
Securities Lending	—	—	—	XXX	XXX	XXX
Other invested assets	63	0.3	63	—	63	0.3
Total invested assets	$25,482	100.1%	$25,466	$—	$25,466	100.0%

70

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES

December 31, 2023

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.

Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Yes [ ] No [ X ]

If yes, indicate the number of reinsurance contracts to which such provisions apply: __________

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes [ ] No [ ] N/A [ X ]

2.

Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Yes [ ] No [ X ]

If yes, indicate the number of reinsurance contracts to which such provisions apply: __________

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

Yes [ ] No [ ] N/A [ X ]

3.

Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:

(a)	Provisions that permit the reporting of losses to be made less frequently than quarterly;

(b)	Provisions that permit settlements to be made less frequently than quarterly;

(c)	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or

(d)	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes [ ] No [ X ]

4.

Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of contract:	Response:	Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?

Assumption reinsurance – new for the reporting period	Yes [ ] No [ X ]		N/A

Non-proportional reinsurance, which does not result in significant surplus relief	Yes [ ] No [ X ]		N/A

71

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES

December 31, 2023

5.

Has the Company ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

(a)  Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes [ ] No [ X ] N/A [ ]

(b)  Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes [ ] No [ X ] N/A [ ]

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences from the accounting policy footnote to the audited statutory-basis financial statements to explain why the contract(s) is treated differently for GAAP and SAP below:

72

American Home Assurance Company

An AIG Company

NAIC Code: 19380

Statutory Basis Financial Statements

As of December 31, 2023 and 2022

and for the years ended December 31, 2023, 2022 and 2021

AMERICAN HOME ASSURANCE COMPANY

Statutory Basis Financial Statements

As of December 31, 2023 and 2022 and for the years ended December 31, 2023, 2022 and 2021

Report of Independent Auditors

To the Board of Directors of American Home Assurance Company:

Opinions

We have audited the accompanying statutory basis financial statements of American Home Assurance Company (the “Company”), which comprise the statements of admitted assets, and of liabilities, capital and surplus as of December 31, 2023 and 2022, and the related statements of operations and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2023, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and changes in capital and surplus, and its cash flows for each of the three years in the period ended December 31, 2023, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations and changes in capital and surplus, or its cash flows for each of the three years in the period ended December 31, 2023.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, PricewaterhouseCoopers Center, 300 Madison Avenue, New York, NY 10017

T: (646) 471 3000, F: (813) 286 6000, www.pwc.com/us

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Emphasis of Matter

As discussed in Notes 1, 6 and 7 to the financial statements, the Company has entered into significant transactions with certain affiliated entities. Our opinion is not modified with respect to this matter.

/s/ PricewaterhouseCoopers LLP

New York, NY

April 23, 2024

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Statements of Admitted Assets

	December 31, 2023	December 31, 2022

Cash and invested assets:
Bonds, primarily at amortized cost (fair value: 2023 - $13,079; 2022 - $13,386)	$13,642	$14,424
Common stocks, at carrying value (cost: 2023 - $306; 2022 - $250)	307	244
Preferred stocks, at carrying value (cost: 2023 - $17; 2022 - $26)	19	29
Other invested assets (cost: 2023 - $1,477; 2022 - $1,694)	1,711	1,981
Mortgage loans	1,142	1,244
Derivative instruments	23	32
Short-term investments, at amortized cost (approximates fair value)	8	141
Cash and cash equivalents	433	579
Receivable for securities sold	36	31
Total cash and invested assets	$17,321	$18,705

Investment income due and accrued	$112	$101
Agents’ balances or uncollected premiums:
Premiums in course of collection	1,229	1,288
Premiums and installments booked but deferred and not yet due	243	174
Accrued retrospective premiums	213	264
High deductible recoverable on paid losses	20	21
Reinsurance recoverable on paid losses	726	616
Funds held by or deposited with reinsurers	219	289
Net deferred tax assets	223	346
Receivables from parent, subsidiaries and affiliates	473	53
Other assets	183	165
Allowance for uncollectible accounts	(17)	(32)
Total admitted assets	$20,945	$21,990

See Notes to Statutory Basis Financial Statements

5	STATEMENTS OF ADMITTED ASSETS – As of December 31, 2023 and 2022

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions, Except Share Information)

Statements of Liabilities, Capital and Surplus

	December 31, 2023	December 31, 2022
Liabilities
Reserves for losses and loss adjustment expenses	$7,919	$8,172
Unearned premium reserves	2,422	2,498
Commissions, premium taxes, and other expenses payable	111	97
Reinsurance payable on paid loss and loss adjustment expenses	496	429
Current federal and foreign taxes payable to parent	20	26
Funds held by company under reinsurance treaties	1,239	1,419
Provision for reinsurance	44	46
Ceded reinsurance premiums payable, net of ceding commissions	933	629
Collateral deposit liability	262	416
Payable for securities purchased	10	49
Payable to parent, subsidiaries and affiliates	14	12
Other liabilities	364	339
Total liabilities	$13,834	$14,132

Capital and Surplus
Common capital stock, $20 par value, 1,758,158 shares authorized, 1,367,826 shares issued and outstanding	$27	$31
Capital in excess of par value	5,783	6,730
Unassigned surplus	668	427
Special surplus funds from reinsurance	633	670
Total capital and surplus	$7,111	$7,858
Total liabilities, capital and surplus	$20,945	$21,990

See Notes to Statutory Basis Financial Statements

6	STATEMENTS OF LIABILITIES, CAPITAL and SURPLUS - As of December 31, 2023 and 2022

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Statements of Operations and Changes in Capital and Surplus

	For the Years Ended December 31,
	2023	2022	2021
Statements of Operations
Underwriting income:
Premiums earned	$4,252	$4,293	$4,110
Underwriting deductions:
Losses incurred	2,345	2,529	2,596
Loss adjustment expenses	352	258	196
Other underwriting expenses	1,425	1,499	1,391
Total underwriting deductions	4,122	4,286	4,183
Net underwriting income (loss)	130	7	(73)
Investment gain:
Net investment income earned	781	679	806
Net realized capital (loss) gain (net of capital gains tax expense: 2023 - $(4); 2022 - $39; 2021 - $26)	(153)	(176)	260
Net investment gain	628	503	1,066
Net loss from agents’ or premium balances charged-off	(1)	(2)	4
Other expense	(19)	(19)	(74)
Net Income after capital gains taxes and before federal income taxes	738	489	923
Federal and foreign income tax benefit	16	(24)	(20)
Net Income	$722	$513	$943

Changes in Capital and Surplus
Capital and surplus, as of December 31, previous year	$7,858	$7,662	$6,696
Adjustment to beginning surplus (Note 2)	25	(15)	-
Capital and surplus, as of January 1,	7,883	7,647	6,696
Changes in accounting principles (refer to Note 2)
Cumulative effect of changes in accounting principles	14	-	-
Other changes in capital and surplus:
Net Income	722	513	943

Change in net unrealized capital gain (net of capital gain (loss) tax expense (benefit): 2023 - $(7); 2022 - $(12); 2021 - $25	2	(221)	52
Change in net deferred income tax	(136)	(125)	(169)
Change in nonadmitted assets	2	(48)	52
Change in provision for reinsurance	(7)	(22)	1
Return of capital	(946)	-	-
Change in par value of common stock	(4)	-	-
Dividends to stockholder	(450)	-	-
Foreign exchange translation	31	114	90
Change in assumed mortgage guaranty contingency reserve	(4)	(6)	4
Change in ceded mortgage guaranty contingency reserve	4	6	(4)
Other surplus adjustments	-	-	(3)
Total changes in capital and surplus	(772)	211	966
Capital and Surplus, as of December 31,	$7,111	$7,858	$7,662

See Notes to Statutory Basis Financial Statements

7	STATEMENTS OF OPERATIONS and CHANGES IN CAPITAL AND SURPLUS - for the years ending December 31, 2023, 2022 and 2021

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Statements of Cash Flows

	For the Years Ended December 31,
	2023	2022	2021
Cash from Operations:
Premiums collected, net of reinsurance	$4,589	$4,178	$4,239
Net investment income	696	588	744
Miscellaneous income	26	1	13
Sub-total	5,311	4,767	4,996
Benefit and loss related payments	2,663	2,481	2,747
Commission and other expense paid	1,797	1,844	1,778
Federal and foreign income taxes recovered	7	1	(2)
Net cash provided from operations	844	441	473
Cash from Investments:
Proceeds from investments sold, matured, or repaid:
Bonds	4,458	2,744	5,415
Stocks	55	91	1
Mortgage loans	373	669	465
Other investments	345	824	1,180
Total proceeds from investments sold, matured, or repaid	5,231	4,328	7,061
Cost of investments acquired:
Bonds	3,984	3,665	6,223
Stocks	119	104	68
Mortgage loans	289	55	365
Other investments	163	361	869
Total cost of investments acquired	4,555	4,185	7,525
Net cash provided from (used in) investing activities	676	143	(464)
Cash from Financing and Miscellaneous Sources:
Return of capital	(946)	-	-
Change in par value of common stock	(4)	-	-
Intercompany payments	(293)	(574)	(265)
Dividends to stockholder	(450)	-	-
Net deposit activity on deposit-type contracts and other insurance	(2)	(1)	(10)
Collateral deposit liability receipts	(154)	17	147
Other receipt	50	67	181
Net cash provided from (used in) financing and miscellaneous activities	(1,799)	(491)	53
Net change in cash and short-term investments	(279)	93	62
Cash, cash equivalents, and short-term investments
Beginning of year	720	627	565
End of year	$441	$720	$627

Refer to Note 11D for description of non-cash items.

See Notes to Statutory Basis Financial Statements

8	STATEMENTS OF CASH FLOW – for the years ended December 31, 2023, 2022 and 2021

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

1.	Organization and Summary of Significant Statutory Basis Accounting Policies

A.	Basis of Organization and Presentation

Organization

American Home Assurance Company (“the Company” or “American Home”) is a direct wholly-owned subsidiary of AIG Property Casualty U.S., Inc. (“AIG PC US”), a Delaware corporation, which is in turn owned by AIG Property Casualty Inc. (“AIG PC”), a Delaware corporation. The Company’s ultimate parent is American International Group, Inc. (the “Ultimate Parent” or “AIG”). AIG conducts its property and casualty operations through multiple line companies writing substantially all commercial (casualty, property, specialty and financial liability) and consumer (accident & health and personal lines) insurance both domestically and abroad.

The Company is party to an inter-company pooling agreement (the “Combined Pooling Agreement”), among the twelve companies listed below; collectively named the Combined Pool. The member companies of the Combined Pool, their National Association of Insurance Commissioners (“NAIC”) company codes, inter-company pooling percentages under the Combined Pooling Agreement, and states of domicile, are as follows:

Company	NAIC Company	Pool Participation Percentage	State of Domicile
National Union *	19445	35%	Pennsylvania
American Home	19380	32%	New York
Lexington	19437	30%	Delaware
C&I	19410	3%	New York
APCC	19402	0%	Illinois
ISOP	19429	0%	Illinois
New Hampshire	23841	0%	Illinois
Specialty	26883	0%	Illinois
Assurance	40258	0%	Illinois
Granite	23809	0%	Illinois
Illinois National	23817	0%	Illinois
AIU	19399	0%	New York

 * Lead Company of the Combined Pool

Refer to Note 6 for additional information on the Combined Pool and effects of the changes in the intercompany pooling arrangements in 2021 (the “2021 Repooling Transaction”). The Company decreased its participation from 35% to 32% as a result of the 2021 Repooling Transaction.

The Company accepts commercial business primarily through a network of independent retail and wholesale brokers and through independent agency networks. In addition, the Company accepts consumer business primarily through agents and brokers, as well as through direct marketing and partner organizations. There were no Managing Agents or Third Party Administrators who placed direct written premium with the Company in an amount exceeding more than 5.0 percent of surplus of the Company for the years ending December 31, 2023, 2022, and 2021.

The Company is diversified in terms of classes of its business, distribution network and geographic locations. The Company has direct written premium concentrations of 5.0 percent or more in the following locations:

State / Location	2023	2022	2021
California	$58	$50	$57
Florida	54	55	69
United Arab Emirates	80	83	78
New York	46	41	36
Texas*	24	37	14
*Texas was below 5% in 2021.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services (“NY SAP”). Certain balances relating to prior periods have been reclassified to conform to the current year’s presentation.

Additionally, the financial statements include the Company’s U.S. and foreign operations, along with its Dubai, Caribbean, Jamaica and Argentina branch operations.

9	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The Company’s financial information as of and for the years ended December 31, 2023, 2022 and 2021 have been presented in accordance with the terms of the Combined Pooling Agreement.

B.	Permitted and Prescribed Practices

NY SAP recognizes only statutory accounting practices prescribed or permitted by the New York State Department of Financial Services (“NY DFS”) for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Code. The NAIC Statutory Accounting Principles included within the Accounting Practices and Procedures Manual (“NAIC SAP”) have been adopted as a component of prescribed practices by the NY DFS. The Superintendent of the NY DFS (the “Superintendent”) has the right to permit other specific practices that differ from prescribed practices.

NY SAP has prescribed the practice of discounting workers’ compensation known case loss reserves on a non-tabular basis. This practice is not prescribed under NAIC SAP.

Accounting practices prescribed by the Insurance Department of the Commonwealth of Pennsylvania (“PA SAP”) provide for the availability of certain offsets in the calculation of the Provision for reinsurance, which offsets are not prescribed under NAIC SAP. The Company applied PA SAP with concurrence from the NY DFS to reflect the transfer of collection risk on certain of the Company’s asbestos related reinsurance recoverable balances, to an authorized third party reinsurer, as another form of collateral acceptable to the Commissioner with respect to the reinsurance recoverable balance from the original reinsurers.

In 2021, the Company received a permitted practice to present the consideration received in relation to loss reserves transferred other than via commutation as part of 2021 Repooling transaction within paid loss rather than as premium written and earned. The classification had no effect on net income or surplus.

The Company applied a permitted practice to account for the retroactive aggregate excess of loss reinsurance arrangement entered into with National Indemnity Company (“NICO”), a subsidiary of Berkshire Hathaway, Inc., (the “ADC”) as prospective reinsurance. However, any gain associated with the ADC has been reported in a segregated surplus account and does not form part of the Company’s Unassigned surplus, subject to the applicable dividend restrictions; such amounts must be restricted in surplus until such time as payments received from NICO exceed premiums paid for the retrocession. Segregated surplus balances were $627, $664 and $685 at December 31, 2023, 2022 and 2021, respectively. The effects of the ADC comprise the majority of total segregated surplus; accordingly, Statutory surplus, NAIC SAP, excluding segregated surplus was $6,285, $7,008, $6,763, at December 31, 2023, 2022 and 2021, respectively. For more information, see Note 7.

The use of the aforementioned permitted and prescribed practices has not affected the Company’s ability to comply with the NY DFS’s risk based capital (“RBC”) and surplus requirements for the 2023, 2022 and 2021 reporting periods.

A reconciliation of the net income (loss) and capital and surplus between NAIC SAP and practices prescribed or permitted by NY SAP is shown below:

December 31,	SSAP #	FS Ref	2023	2022	2021
Net Income, NY SAP			$722	$513	$943
State prescribed or permitted practices - addition (charge):
Change in non-tabular discounting	65	(a)	15	(27)	49
Adverse Development Cover	62R	(a)	-	-	-
Present the consideration received/paid in relation to the loss reserves within paid losses	62R	(b)	-	-	-
Net Income , NAIC SAP			$707	$540	$894
Statutory surplus, NY SAP			$7,111	$7,858	$7,662
State prescribed or permitted practices - addition (charge):
Non-tabular discounting	65	(a)	152	138	165
Credits for collection risk on certain asbestos reinsurance recoveries	62R	(c)	40	42	43
Present the consideration received/paid in relation to the loss reserves within paid losses	62R	(b)	-	-	-
Statutory surplus, NAIC SAP			$6,919	$7,678	$7,454

(a)

Impacts Reserves for losses and loss adjustment expenses within the Statements of Liabilities, Capital and Surplus and Losses incurred within the Statements of Operations and Changes in Capital and Surplus.

(b)	Impacts Losses incurred and Premiums earned within the Statements of Operations and Changes in Capital and Surplus.
(c)

Impacts Provision for reinsurance within the Statements of Liabilities, Capital and Surplus and the change in Provision for reinsurance within the Statements of Operations and Changes in Capital and Surplus.

10	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

C.	Use of Estimates in the Preparation of the Financial Statements

The preparation of statutory financial statements in accordance with NY SAP requires the application of accounting policies that often involve a significant degree of judgment. The Company’s accounting policies that are most dependent on the application of estimates and assumptions are considered critical accounting estimates and are related to the determination of:

•	Reserves for losses and loss adjustment expenses (“LAE”) including estimates and recoverability of the related reinsurance assets;
•	Reinsurance Assets;
•	Other than temporary impairment (“OTTI”) losses on investments;
•

Fair value of certain financial assets, impacting those investments measured at fair value in the Statements of Admitted Assets and Liabilities, Capital and Surplus, as well as unrealized gains (losses) included in Capital and Surplus; and

•

Income tax assets and liabilities, including the recoverability and admissibility of net deferred tax assets and the predictability of future tax operating profitability of the character necessary to realize the net deferred tax asset.

These accounting estimates require the use of assumptions, including some that are highly uncertain at the time of estimation. It is reasonably possible that actual experience may materially differ from the assumptions used and therefore the Company’s statutory financial condition, results of operations and cash flows could be materially affected.

D.	Accounting Policy Differences

NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“US GAAP”). NAIC SAP varies from US GAAP in certain significant respects, including:

Transactions	NAIC SAP Treatment	US GAAP Treatment
Policy Acquisition Costs Principally brokerage commissions and premium taxes arising from the issuance of insurance contracts.

Costs are immediately expensed and are included in Other Underwriting Expenses, except for reinsurance ceding commissions received in excess of the cost to acquire business which are recognized as a deferred liability and amortized over the period of the reinsurance agreement.

Costs directly related to the successful acquisition of new or renewal insurance contracts are deferred and amortized over the term of the related insurance coverage.
Unearned Premiums, Unpaid Losses and Loss Expense Liabilities	Presented net of reinsurance.	Presented gross of reinsurance with corresponding reinsurance recoverable assets for ceded unearned premiums and reinsurance recoverable on unpaid losses.
Retroactive reinsurance contracts

Gains and losses are recognized in earnings immediately and surplus is segregated to the extent pretax gains are recognized. Certain retroactive affiliate or related party reinsurance contracts are accounted for as prospective reinsurance if there is no gain in surplus as a result of the transaction.

Gains are deferred and amortized over the settlement period of the ceded claim recoveries. Losses are immediately recognized in the Statements of Operations.
Investments in Bonds held as: 1) available for sale 2) fair value option	Investment grade securities (rated by NAIC as class 1 or 2) are carried at amortized cost. Non-investment grade securities (NAIC rated 3 to 6) are carried at the lower of amortized cost or fair value.

All available for sale investments are carried at fair value with changes in fair value, net of applicable taxes, reported in accumulated other comprehensive income within shareholder’s equity.

Fair value option investments are carried at fair value with changes in fair value, net of applicable projected income taxes, reported in Net Investment Income.

Investments in Common Stocks	Carried at fair value with unrealized gains and losses reported, net of applicable taxes, in the Statements of Changes in Capital and Surplus.	All equity securities that do not follow the equity method of accounting, are measured at fair value with changes in fair value recognized in earnings.

11	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Transactions	NAIC SAP Treatment	US GAAP Treatment
Investments in Limited Partnerships, Hedge Funds and Private Equity Interests

Carried at the underlying US GAAP equity with results from the investment’s operations recorded, net of applicable taxes, as unrealized gains (losses) directly in the Statements of Changes in Capital and Surplus.

If aggregate interests allow the holding entity to exercise more than significant influence (typically more than 3%), the investment is recorded as an equity method investment wherein the Company’s pro rata share of income or loss for the period, is recorded as net investment income and adjusted against the carrying value of the asset. Similar equity method investments in investment company entities (e.g.: hedge funds) is adjusted for the Company’s pro rata share of income or loss for the period which is based on the Net Asset Value (“NAV”) with changes in value recorded to Net Investment Income.

Where the aggregate interests do not allow the entity to exercise significant influence (typically less than 3%), the investment is recorded as equity investment fair valued through net investment income. Similar equity investment in investment companies (e.g.: hedge funds) are recorded at NAV with changes in value recorded to Net Investment Income.

Investments in Subsidiary, Controlled and Affiliated Entities (SCAs)	Subsidiaries are not consolidated. The equity investment in SCAs is accounted for under the equity method and recorded as Common stock investments. Dividends are recorded within Net Investment Income.

Consolidation is required when there is a determination that the affiliated entity is a variable interest entity (“VIE”) and the reporting entity has a variable interest and the power to direct the activities of the VIE. The VIE assessment would consider various factors including limited partnership (LP) status and inherent rights of equity investors.

Investments in SCAs that are voting interest entities (VOE) with majority voting rights are generally consolidated.

Investments in SCAs where the holding entity exercises significant influence (generally ownership of >3% voting interests for LPs and similar entities and between 20 percent and 50 percent for other entities) are recorded at equity value. The change in equity is included within Net Investment Income.

Other-than-temporary impairments

Bonds, other than loan-backed and structured securities, which are considered to be other-than-temporarily impaired, are written down to fair value with a realized loss recognized in the Statements of Operations.

The non-credit portion of impairments relating to debt securities that the entity does not intend to sell and for which it is not more likely than not that the entity will be required to sell before anticipated recovery is recorded in other comprehensive income.

Derivatives	Embedded derivatives are not separated from the host contract and not accounted for separately as derivative instruments.	Contracts may include embedded derivatives that are bifurcated from the host contracts and accounted for separately at fair value.
Statement of Cash Flows

Statutory Statements of Cash Flows must be presented using the direct method. Changes in cash, cash equivalents, and short-term investments and certain sources of cash are excluded from operational cash flows.

The Statements of Cash Flows can be presented using the direct or indirect methods, however are typically presented using the indirect method. Presentation is limited to changes in cash and cash equivalents (short-term investments are excluded).

12	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Transactions	NAIC SAP Treatment	US GAAP Treatment
Deferred Federal Income Taxes

Deferred income taxes are established for the temporary differences between tax and book assets and liabilities, subject to limitations on admissibility of tax assets.

Changes in deferred income taxes are recorded within capital and surplus and have no impact on the Statements of Operations.

The provision for deferred income taxes is recorded as a component of income tax expense, as a component of the Statements of Operations, except for changes associated with items that are included within other comprehensive income where such items are recorded net of applicable income taxes.

Statutory Adjustments (applied to certain assets including goodwill, furniture and equipment, prepaid expenses, overdue receivable balances and unsecured reinsurance amounts)

Certain asset balances designated as nonadmitted, such as some intangible assets and certain investments in affiliated entities are excluded from the Statements of Admitted Assets and are reflected as deductions from capital and surplus.

All assets and liabilities are included in the financial statements. Provisions for uncollectible receivables are established as valuation allowances and are recognized as expense within the Statements of Operations.

Stock Repurchase

When a reporting entity’s stock is acquired and retired the cost of the acquired and retired stock reduces statutory surplus. The capital stock account shall be reduced by the par value of the acquired and retired stock and the paid-in or contributed surplus is reduced by the excess of cost over par value or stated value.

The cost of a repurchase of shares in excess of par is allocated between additional paid-in capital and retained earnings or the excess may be charged entirely to retained earnings.

The effects on the financial statements of the variances between NAIC SAP and US GAAP, although not reasonably determinable, are presumed to be material.

E.	Significant Statutory Accounting Policies

Premiums

Premiums for insurance and reinsurance contracts are recorded as gross premiums written as of the effective date of the policy. Premiums are earned primarily on a pro-rata basis over the term of the related insurance coverage. Premiums collected prior to the effective date of the policy are recorded as an advance premium liability and not considered income until due. Extended reporting endorsements are reflected as premiums written and are earned on a pro-rata basis over the stated term of the endorsement unless the term of the endorsement is indefinite, in which case premiums are fully earned at inception of the endorsement along with the recognition of associated loss and LAE.

Unearned premium reserves are established on an individual policy basis, reflecting the terms and conditions of the coverage being provided. Unearned premium reserves represent the portion of premiums written relating to the unexpired terms of coverage as of the date of the financial statements. For policies with coverage periods equal to or greater than thirteen months and generally not subject to cancellation or modification by the Company, premiums are earned using a prescribed percentage of completion method. Additional unearned premium reserves for policies exceeding thirteen months are established as greater of three prescribed tests.

Reinsurance premiums are typically earned over the same period as the underlying policies, or risks, covered by the contracts. As a result, the earnings pattern of a reinsurance contract generally written for a 12 month term may extend up to 24 months, reflecting the inception dates of the underlying attaching policies throughout the 12 month period of the reinsurance contract. Reinsurance premiums ceded are recognized as a reduction in revenues over the period reinsurance coverage is provided.

Insurance premiums billed and outstanding for 90 days or more are nonadmitted and charged against Unassigned funds (surplus).

Premiums for retrospectively rated contracts are initially recorded based on the expected loss experience and are earned on a pro-rata basis over the term of the related insurance coverage. Additional or returned premium is recorded if the estimated loss experience differs from the initial estimate and is immediately recognized in earned premium. The Company records accrued retrospectively rated premiums as written premiums. Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date.

13	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Gross written premiums net of ceded written premiums (“Net written premiums”) that were subject to retrospective rating features as of December 31, 2023, 2022 and 2021 were as follows:

Years ended December 31,	2023	2022	2021
Net written premiums subject to retrospectively rated contracts	$40	$45	$49
Percentage of total net written premiums	0.9%	1.1%	1.2%

As of December 31, 2023 and 2022, the admitted portion of accrued premiums related to the Company’s retrospectively rated contracts were $213 and $264, respectively, which will be billed in future periods based primarily on the payment of the underlying expected losses and LAE. Unsecured amounts associated with these accrued retrospective premiums were $29 and $28 as of December 31, 2023 and 2022, respectively. Ten percent of the amount of accrued retrospective premiums receivable not offset by retrospective return premiums or other liabilities to the same party, other than loss and LAE reserves, or collateral (collectively referred to as the unsecured amount) have been nonadmitted in the amount of $4 and $4 as of December 31, 2023 and 2022, respectively.

High Deductible

The Company establishes loss reserves for high deductible policies net of the insured’s contractual deductible (such deductibles are referred to as “reserve credits”). The Company establishes a nonadmitted asset for ten percent of paid losses recoverable in excess of collateral held on an individual insured basis, or for one hundred percent of paid losses recoverable where no collateral is held and amounts are outstanding for more than ninety days. Additionally, the Company establishes an allowance for doubtful accounts for such paid losses recoverable in excess of collateral and after nonadmitted assets. Similarly, the Company does not recognize reserve credit offsets to its estimate of loss reserves where such credits are deemed uncollectible, as the Company ultimately bears credit risk on the underlying policies’ insurance obligations.

The following table shows the counterparty exposure on unpaid claims and billed recoverable on paid claims for high deductibles by line of business as of December 31, 2023 and 2022:

December 31, 2023	Gross Loss Reserves	Reserve Credits on Unpaid Claims	Recoverable on Paid Claims	Total
Auto Liability	$545	$467	$3	$470
General Liabilities	533	498	3	501
Workers Compensation	3,373	2,868	16	2,884
Total	$4,451	$3,833	$22	$3,855

As of December 31, 2023, both on-balance sheet and off-balance sheet collateral pledged to the Company related to deductible and paid recoverables was $117 and $2,674, respectively. Unsecured high deductible amounts related to unpaid claims and for paid recoverables for 2023 were $1,063, or 28% of the total high deductible. Additionally, as of December 31, 2023, the Company had recoverables on paid claims greater than 90 days overdue of $9, of which $2 have been nonadmitted.

December 31, 2022	Gross Loss Reserves*	Reserve Credits on Unpaid Claims	Recoverable on Paid Claims	Total
Auto Liability	$543	$469	$4	$473
General Liabilities	519	485	3	488
Workers Compensation	3,357	2,901	18	2,919
Total	$4,419	$3,855	$25	$3,880

*In the prior year statutory basis financial statements, Gross Loss Reserves as disclosed represented loss reserves within the insured’s contractual layer and were stated as such. To conform to the current year presentation, the December 31, 2022 Gross Loss Reserves include both the Company’s layer as well as the insured’s contractual layer.

As of December 31, 2022, both on-balance sheet and off-balance sheet collateral pledged to the Company related to deductible and paid recoverables was $151 and $2,622, respectively. Unsecured high deductible amounts related to unpaid claims and for paid recoverables for 2022 were $1,107, or 28.52% of the total high deductible. Additionally, as of December 31, 2022, the Company had recoverables on paid claims greater than 90 days overdue of $11, of which $4 have been nonadmitted.

14	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The following table shows the deductible amounts for the highest ten unsecured high deductible policies as of December 31, 2023 and 2022:

Counterparty*	Unsecured High Deductible Amounts
December 31,	2023	2022
Counterparty 1	$112	$149
Counterparty 2	83	126
Counterparty 3	77	83
Counterparty 4	58	70
Counterparty 5	38	44
Counterparty 6	37	33
Counterparty 7	30	29
Counterparty 8	25	27
Counterparty 9	23	27
Counterparty 10	16	20

*Actual counterparty is not named and may vary year over year. Additionally, a group of entities under common control is regarded as a single counterparty.

Deposit Accounting

Direct insurance transactions where management determines there is insufficient insurance risk transfer are recorded as deposits unless the policy was issued (i) in respect of the insured’s requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (ii) in respect of an excess insurer’s requirement for an underlying primary insurance policy in lieu of self-insurance, or (iii) in compliance with filed forms, rates and/or rating plans.

Assumed and ceded reinsurance contracts, which do not transfer a sufficient amount of insurance risk are recorded as deposits with the net consideration paid or received recognized as a deposit asset or liability, respectively. Deposit assets are admitted if (i) the assuming company is licensed, accredited or qualified by the PA DOI, or (ii) the collateral (i.e., funds withheld, letters of credit or trusts) provided by the reinsurer meets all the requirements of the NY SAP, as applicable. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and expected future payments with a corresponding credit or charge to Other Income (Expense) in the Statements of Operations.

Deposit assets are recorded to Other assets within the Statements of Admitted Assets, refer to Note 11A. Deposit liabilities are recorded to Other liabilities within the Statements of Liabilities, Capital and Surplus, refer to Note 11B.

Premium Deficiency

The Company periodically reviews its expected ultimate losses with respect to its unearned premium reserves. A premium deficiency loss and related liability are established if the unearned premium reserves and related future investment income are collectively not sufficient to cover the expected ultimate loss projection. For purposes of premium deficiency tests, contracts are grouped in a manner consistent with how policies are marketed, serviced, and measured for the profitability of such contracts. As of December 31, 2023 and 2022, the Company did not incur any premium deficiency losses.

Retroactive Reinsurance

Reinsurance transactions involving the transfer of loss and LAE reserves associated with loss events that occurred prior to the effective date of the transfer are recorded as retroactive reinsurance and reported separately from Reserves for losses and loss adjustment expenses in the Statements of Liabilities, Capital and Surplus. Initial pre-tax gains or losses are recorded in Retroactive reinsurance gain within the Statements of Operations and Changes in Capital and Surplus with surplus gains recorded as Special surplus funds from reinsurance, which is a component of Capital and Surplus that is restricted from dividend payment. Amounts recorded in Special surplus funds from reinsurance are considered to be earned surplus (i.e., transferred to Unassigned surplus) only when, and to the extent that, cash recoveries from the assuming entity exceed the consideration paid by the ceding entity. Special surplus funds from retroactive reinsurance are maintained separately for each respective retroactive reinsurance agreement; Special surplus funds from retroactive reinsurance account write-in entry on the balance sheet is adjusted, upward or downward, to reflect any subsequent increase or reduction in reserves ceded. The reduction in the special surplus funds is limited to the lesser of amounts recovered by the Company in excess of consideration paid or the surplus gain in relation to such agreement.

To the extent that the transfer of loss and LAE reserves associated with loss events that occurred prior to the effective date of the transfer is between affiliated entities and neither entity records a gain or loss in surplus, the transaction qualifies as an exception in the NAIC SAP accounting guidance and is accounted for as prospective reinsurance.

15	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Insurance Related Acquisition Costs

Commissions, premium taxes, and certain underwriting costs are expensed as incurred and are included in Other underwriting expenses. The Company records an unearned ceding commission accrual equal to the excess of the ceding commissions received from reinsurers compared to the anticipated acquisition cost of the business ceded. This amount is amortized as an increase to income over the effective period of the reinsurance agreement in proportion to the amount of insurance coverage provided.

Provisions for Allowances and Unauthorized or Overdue Reinsurance

The recoverability of certain assets, including insurance receivables with counterparties, is reviewed periodically by management. A minimum reserve, as required under the NAIC Annual Statement Instructions for Property and Casualty Companies for Schedule F–Provision for Overdue Reinsurance for uncollectible reinsurance is recorded with an additional reserve required if an entity’s experience indicates that a higher amount should be provided. The minimum reserve is recorded as a liability and the change between years is recorded as a gain or loss directly to Unassigned fund (surplus) in the Statement of Liabilities, Capital and Surplus. Any reserve over the minimum amount is recorded on the statement of operations by reversing the accounts previously utilized to establish the reinsurance recoverable. Various factors are taken into consideration when assessing the recoverability of these asset balances including: the age of the related amounts due and the nature of the unpaid balance; disputed balances, historical recovery rates and any significant decline in the credit standing of the counterparty. PA SAP is applied in the determination of the Company’s Provision for reinsurance with concurrence from the NY DFS.

Reserves for Losses and Loss Adjustment Expenses

Reserves for case IBNR and LAE losses are determined on the basis of actuarial specialists’ evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are reviewed and updated based on available information, and any resulting adjustments are recorded in the current period. Accordingly, newly established reserves for losses and LAE, or subsequent changes, are charged to income as incurred. In the event of loss recoveries through reinsurance agreements, loss and LAE reserves are reported net of reinsurance amounts recoverable for unpaid losses and LAE. Losses and LAE ceded through reinsurance are netted against losses and LAE incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsurance policy based upon the terms of the underlying contract. See Note 5 for further discussion of policies and methodologies for estimating the liabilities and losses.

Workers’ compensation reserves are discounted in accordance with NY DFS statutes; see Note 5 for further details.

Salvage and subrogation recoverables are estimated using past experience adjusted for current trends, and any other factors that would modify past experience. Estimated salvage and subrogation recoveries (net of associated expenses) are deducted from the liability for unpaid claims or losses.

Structured Settlements

In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits. As of December 31, 2023, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements (mostly affiliates) the likelihood of a loss is remote.

The estimated loss reserves eliminated by such structured settlement annuities and the unrecorded loss contingencies as of December 31, 2023 and 2022 were $1,082 and $1,104, respectively.

As of December 31, 2023, the Company had annuities with aggregate statement values in excess of one percent of its policyholders’ surplus with life insurer affiliates as follows:

Life Insurance Company	State of Domicile	Licensed in New York	Statement Value
American General Life Insurance Company	Texas	No	$128
American General Life Insurance Company of Delaware	Delaware	No	212
The United State Life Insurance Company in the City of New York	New York	Yes	698

16	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Fair Value of Financial Instruments

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three ‘levels’ based upon the observability of inputs available in the marketplace as discussed below:

•

Level 1: Fair value measurements that are based upon quoted prices (unadjusted) in active markets that we have the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The quoted price for such instruments is not subject to adjustment.

•

Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

•

Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, we must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Company’s policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value (See Note 4 for the balance and activity of financial instruments). The valuation methods and assumptions used in estimating the fair values of financial instruments are as follows:

•

The fair values of bonds, mortgage loans, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arm’s length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchanges, brokers or custodians or the NAIC Capital Markets and Investment Analysis Office (“NAIC IAO”).

•

The fair value of derivatives is determined using quoted prices in active markets and other market evidence whenever possible, including market-based updates, broker or dealer quotations or alternative pricing sources.

•	The carrying value of all other financial instruments approximates fair value due to the short term nature.

Cash Equivalents and Short-Term Investments

Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both; (a) readily convertible to known amounts of cash; and (b) so near their maturity that they present insignificant risk of changes in value because of changes in interest rates. Highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase are classified as short-term investments. Short-term investments are carried at amortized cost which approximates fair value.

Bonds and Loan Backed and Structured Securities (excluding non-rated residual tranches or interests)

Bonds include any securities representing a creditor relationship, whereby there is a fixed schedule for one or more future payments such as US government agency securities, municipal securities, corporate and convertible bonds, and fixed income instruments. Loan-backed and structured securities (“LBaSS”) include residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”), pass-through securities, lease-backed securities, equipment trust certificates, loan-backed securities issued by special purpose corporations or trusts, and securities where there is not direct recourse to the issuer.

Bonds and LBaSS with an NAIC IAO designation of “1” or “2” (considered to be investment grade) are carried at amortized cost. Bonds and LBaSS with an NAIC designation of “3”, “4”, “5”, “5GI”, “6” or “6*” (considered to be non-investment grade) are carried at the lower of amortized cost or fair value. LBaSS fair values are primarily determined using independent pricing services and broker quotes. Bonds and LBaSS that have not been filed with the NAIC IAO, and have not received a designation in over a year, are assigned a 5GI or 6* designation depending on if the obligor is current on contracted principal and interest. Bond and LBaSS securities are assigned a 5GI designation when the following conditions are met: a) the documentation required for a full credit analysis did not exist, b) the issuer/obligor has made all contractual interest and principal payments, and c) an expectation of repayment of interest and principal exists. Amortization of premium or discount on bonds and LBaSS is calculated using the effective yield method.

17	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Additionally, mortgage-backed securities (“MBS”) and ABS prepayment assumptions are obtained from an outside vendor or internal estimates. The retrospective adjustment method is used to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

Non-rated residual tranches or interests

Non-rated residual tranches or interests are carried at the lower of cost or fair value. Changes in carrying value are record as Unrealized gains or (losses) in the Statement of Changes in Capital and Surplus.

Mortgage Loans

Mortgage loans on real estate are carried at unpaid principal balances, net of unamortized premiums, discounts and impairments. Pre-payments of principal are recorded as a reduction in the mortgage loan balance. If a mortgage loan provides for a prepayment penalty or acceleration fee in the event the loan is liquidated prior to its scheduled termination date, such fees are reported as investment income when received. Interest income includes interest collected, the change in interest income due and accrued, the change in unearned interest income, and the amortization of premiums, discounts, and deferred fees.

Impaired loans are identified by management as loans in which it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. The Company accrues income on impaired loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Non-performing loan interest income that is delinquent more than 90 days is generally recognized on a cash basis.

Mortgage loans are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan’s effective interest rate, ii) the loan’s observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property occupancy, profile of the borrower and of the major property tenants, and economic trends in the market where the property is located. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Preferred Stocks

Perpetual preferred stocks with an NAIC rating of “P1” or “P2”, having characteristics of equity securities are carried at fair value. Redeemable preferred stocks with an NAIC rating of “RP1” or “RP2”, which have characteristics of debt securities, are carried at book value. All preferred stocks with an NAIC rating of “3” through “6” are carried at the lower of book or fair value.

Unaffiliated Common Stock Securities

Unaffiliated common stock investments are carried at fair value with changes in fair value recorded as Unrealized gains or (losses) in Unassigned funds (surplus), or as realized losses in the event a decline in value is determined to be other than temporary. For FHLB capital stock, which is only redeemable at par, the fair value shall be presumed to be par, unless considered other-than-temporarily impaired.

Investments in subsidiaries and affiliated companies

Investments in non-publicly traded affiliates are recorded based on the underlying equity of the respective entity’s financial statements as presented on a basis consistent with the nature of the affiliates’ operations (including any nonadmitted amounts). The Company’s share of undistributed earnings and losses of affiliates is recorded as unrealized gains (losses) in Unassigned surplus.

Investments in joint ventures, partnerships and limited liability companies

Other invested assets include joint ventures and partnerships and are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains (losses). Additionally, other invested assets include investments in collateralized loans that are recorded at the lower of amortized cost and the fair value of the underlying collateral. Changes in carrying value resulting from adjustments where the fair value is less than amortized cost are recorded as unrealized gains (losses) in Unassigned surplus, while changes resulting from amortization are recorded as Net investment income.

18	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Derivatives

Derivative financial instruments are accounted for at fair value using quoted prices in active markets and other market evidence whenever possible, including market-based inputs to valuation models, broker or dealer quotations or alternative pricing sources, reduced by the amount of collateral held or posted by the Company with respect to the derivative position. Changes in carrying value are recorded as unrealized gains (losses) in Unassigned surplus.

Net investment income and gain/loss

Investment income is recorded as earned and includes interest, dividends and earnings from subsidiaries, loans and joint ventures. Realized gains or losses on the disposition or impairment of investments are determined on the basis of specific identification.

Investment income due and accrued is assessed for collectability. The Company records a valuation allowance on investment income receivable when it is probable that an amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts receivable over 90 days past due, or 180 days past due for mortgage loans, that do not have a valuation allowance are nonadmitted by the Company.

Evaluating Investments for Other-Than-Temporary Impairment

If a bond is determined to have an OTTI in value the cost basis is written down to fair value as its new cost basis, with the corresponding charge to Net realized capital gains (losses) as a realized loss.

For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the original contractual terms.

For loan-backed and structured securities, an OTTI shall be considered to have occurred if the fair value of a security is below its amortized cost and management intends to sell or does not have the ability and intent to retain the security until recovery of the amortized cost (i.e., intent based impairment). When assessing the intent to sell a security, management evaluates relevant facts and circumstances including, but not limited to, decisions to rebalance the investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

In general, a security is considered for OTTI if it meets any of the following criteria:

•	The Company may not realize a full recovery on their investment based on lack of ability or intent to hold a security to recovery;
•	Fundamental credit risk of the issuer exists; or
•	Other qualitative/quantitative factors exist indicating an OTTI has occurred.

When a credit-related OTTI is present, the amount of OTTI recognized as a realized capital loss is equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected regardless of management’s ability or intent to hold the security.

Common and preferred stock investments whose fair value is less than their carrying value or is at a significant discount to acquisition value are considered to be potentially impaired. For securities with unrealized losses, an analysis is performed. Factors include:

•	If management intends to sell a security that is in an unrealized loss position then an OTTI loss is considered to have occurred;
•

If the investments are trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time based on facts and circumstances of the investment; or

•

If a discrete credit event occurs resulting in: (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under bankruptcy law or any similar laws intended for court supervised reorganization of insolvent enterprises; or, (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

•	If there are other factors precluding a full recovery of the investment.

Limited partnership investments whose fair value is less than its book value with a significant unrealized loss are considered for OTTI. OTTI factors that are periodically considered include:

•	If an order of liquidation or other fundamental credit issues with the partnership exists;
•	If there is a significant reduction in scheduled cash flow activities between the Company and the partnership or fund during the year;
•	If there is an intent to sell, or the Company may be required to sell, the investment prior to the recovery of cost of the investment; or
•	If other qualitative/quantitative factors indicating an OTTI exist based on facts and circumstances of the investment.

19	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Foreign Currency Translation

Foreign currency denominated assets and liabilities are translated into U.S. dollars using rates of exchange prevailing at the period end date. Revenues, expenses, gains, losses and surplus adjustments, of non-U.S. operations are translated into U.S. dollars based on weighted average exchange rate for the period. All gains or losses due to translation adjustments are recorded as unrealized gains (losses) within Unassigned surplus in the Statements of Liabilities, Capital and Surplus. All realized gains and losses due to exchange differences between settlement date and transaction date resulting from foreign currency transactions, not in support of foreign insurance operations, are included in Net realized capital gains (losses) in the Statements of Operations and Changes in Capital and Surplus.

Retirement Plans, Deferred Compensation, Postemployment Benefits and Compensated Absences and Other Postretirement Benefit Plans

The Company’s employees participate in various AIG-sponsored defined benefit pension and postretirement plans. AIG, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans. AIG charges the Company and its insurance company affiliates pursuant to intercompany expense sharing agreements; the expenses are then shared by the pool participants in accordance with the pooling agreement.

The Company incurred employee related costs related to defined benefit and defined contribution plans during 2023, 2022 and 2021 of $11, $6 and $4, respectively.

Income Taxes

The Company files a consolidated U.S. federal income tax return with AIG. AIG has more than 200 subsidiaries which form part of this tax return. A complete listing of the participating subsidiaries is included in Note 8.

The Company is allocated U.S. federal income taxes based upon an amended and restated tax sharing agreement (the “Tax Sharing Agreement”) with AIG, effective January 1, 2023, and approved by the Company’s Board of Directors. This agreement provides that the Company shall incur tax results that would have been paid or received by such company if it had filed a separate federal income tax return, with limited exceptions.

Additionally, while the agreement described above governs the current and deferred income tax recorded in the income tax provision, the amount of cash that will be paid or received for U.S. federal income taxes may at times be different. The terms of this agreement are based on principles consistent with the allocation of income tax expense or benefit on a separate company basis, except that:

•	The sections of the Internal Revenue Code relating to the Base Erosion Anti-abuse Tax (“BEAT”) are applied, but only if the AIG consolidated group is subject to BEAT in the Consolidated Tax Liability,
•

The impact of Deferred Intercompany Transactions (as defined in Treas. Reg. §1.1502-13(b)(1), if the “intercompany items” from such transaction, as defined in Treas. Reg. §1.1502-13(b)(2), have not been taken into account pursuant to the “matching rule” of Treas. Reg. §1.1502-13(c)), are excluded from current taxation, provided however, that the Company records the appropriate deferred tax asset and/or deferred tax liability related to the gain or loss and includes such gain or loss in its separate return tax liability in the subsequent tax year when the deferred tax liability or deferred tax asset becomes current; and

•

Regarding the CAMT, the Company (i) is excluded from charges for any portion of AIG’s CAMT, (ii) is not allocated any portion of AIG’s CAMT credit carryover (if any), and (iii) reasonably expects that AIG (and/or other members of the consolidated tax group) is meeting any CAMT obligations.

The Company has an enforceable right to recoup federal income taxes in the event of future net losses that it may incur or to recoup its net losses carried forward as an offset to future net income subject to federal income taxes.

Under the Tax Sharing Agreement, income tax liabilities related to uncertain tax positions and tax authority audit adjustments (“TAAAs”) shall remain with the Company for which the income tax liabilities relate. Furthermore, if and when such income tax liabilities are realized or determined to no longer be necessary, the responsibility for any additional income tax liabilities, benefits or rights to any refunds due, remains with the Company.

In accordance with Circular Letter 1979-33 issued by the NY DFS, AIG shall establish and maintain an escrow account for amounts where the Company’s separate return liability exceeds the AIG consolidated tax liability. As of December 31, 2023, the Company’s separate return liability did not exceed the AIG consolidated tax liability and therefore no amounts were maintained in escrow.

20	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Deferred Taxes

The Company evaluates the recoverability of deferred tax assets and establishes a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized (“adjusted gross deferred tax asset”). The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires management to weigh all positive and negative evidence to reach a conclusion that it is more likely than not that all or some portion of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it would be to support a conclusion that a valuation allowance is not needed.

The Company’s framework for assessing the recoverability of deferred tax assets requires it to consider all available evidence, including:

•	the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;
•	the sustainability of recent operating profitability of our subsidiaries;
•	the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;
•	the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences; and
•	prudent and feasible actions and tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax asset.

The adjusted gross deferred tax asset is then assessed for statutory admissibility. The reversing amount eligible for loss carryback or the amount expected to be realized in three years is admissible, subject to the defined surplus limitation. The remaining adjusted gross deferred tax asset can be admitted to the extent of offsetting deferred tax liabilities.

2.	Accounting Adjustments to Statutory Basis Financial Statements

A.	Change in Accounting Principles

In 2023, 2022 and 2021, there were no significant changes or modifications in the Statements of Statutory Accounting Principles (“SSAP”).

Prior to the first quarter ended March 31, 2023, certain of the Company’s foreign property and casualty affiliates for which the Company provides internal reinsurance reported on the basis of a fiscal year ending November 30. Effective with the first quarter of the year ending December 31, 2023, these foreign property and casualty affiliates now report on a calendar year ending December 31. The elimination of a one-month reporting lag of these affiliates is considered a change in accounting principle and requires an adjustment to beginning surplus to record the cumulative effect of such change. Accordingly, in the twelve months ended December 31, 2023, the Company recorded an adjustment of $14 to surplus.

In 2021, the Company changed its method of accounting from insurance to deposit accounting with respect to a specific insurance program. As a result of the change in accounting, any previously established reserves associated with the program were reversed resulting in favorable development and a new deposit liability was established. However, whether accounted for as insurance or deposit, there is no net impact to the Company’s net income, surplus, total assets and total liabilities given the underlying nature and structure of the program. The Company assessed the impact of the change in accounting on prior years and has concluded that the cumulative effect of the change had no net effect on net income or surplus. Refer to Note 5 for additional details around prior year development.

B.	Adjustments to Surplus

During 2023, 2022 and 2021 the Company identified corrections that resulted in after-tax statutory adjustments to beginning capital and surplus of $25, $(15) and $0, respectively. In accordance with SSAP No. 3, Accounting Changes and Corrections of Errors (“SSAP 3”), the corrections of errors have been reported in the 2023, 2022 and 2021 statutory financial statements as adjustments to Unassigned surplus. The impact of the 2023 corrections would have increased the 2022 pre-tax income by $21 and did not impact the 2021 pre-tax income.. Management has concluded that the effects of these errors on the previously issued financial statements were immaterial based on a quantitative and qualitative analysis. The impact to surplus, assets and liabilities as of January 1, 2023, 2022 and 2021 is presented in the following tables:

2023 Adjustments	Policyholders’ Surplus	Total Admitted Assets	Total Liabilities
Balance At December 31, 2022	$7,858	$21,990	$14,132
Adjustments to beginning Capital and Surplus:
Asset corrections	-	-	-
Liability corrections	29	-	(29)
Income tax corrections	(4)	(3)	1
Total adjustments to beginning Capital and Surplus	25	(3)	(28)
Balance at January 1, 2023 as adjusted	$7,883	$21,987	$14,104

21	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

An explanation for each of the adjustments for prior period corrections is described below:

Liability corrections - The decrease in total liabilities is primarily due to (a) an overstatement of assumed Loss reserves and (b) an overstatement of Unearned premium reserve.

Income tax corrections - The decrease in the tax assets and increase in tax liability is primarily the result of (a) corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities and (b) the tax effect of the corresponding change in asset realization and liability corrections.

2022 Adjustments	Policyholders’ Surplus	Total Admitted Assets	Total Liabilities
Balance At December 31, 2021	$7,662	$22,070	$14,408
Adjustments to beginning Capital and Surplus:
Asset corrections	-	-	-
Liability corrections	(8)	-	8
Income tax corrections	(7)	(6)	1
Total adjustments to beginning Capital and Surplus	(15)	(6)	9
Balance at January 1, 2022 as adjusted	$7,647	$22,064	$14,417

An explanation for each of the adjustments for prior period corrections is described below:

Liability Corrections - The increase in total liabilities is primarily due the result of an adjustment in deferred commission earning.

Income tax corrections – The decrease in the tax assets and liabilities is primarily the result of (a) corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities and (b) the tax effect of the corresponding change in asset realization and liability corrections.

2021 Adjustments	Policyholders’ Surplus	Total Admitted Assets	Total Liabilities
Balance At December 31, 2020	$6,696	$22,828	$16,132
Adjustments to beginning Capital and Surplus:
Asset corrections	-	-	-
Liability corrections	-	-	-
Income tax corrections	-	2	2
Total adjustments to beginning Capital and Surplus	-	2	2
Balance at January 1, 2021 as adjusted	$6,696	$22,830	$16,134

An explanation for each of the adjustments for prior period corrections is described below:

Income tax corrections – The increase in the tax assets and liabilities is primarily the result of corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities.

22	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

3.	Investments

A.	Bond Investments

The reconciliations from carrying value to fair value of the Company’s bond investments as of December 31, 2023 and 2022 are outlined in the tables below:

December 31, 2023	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. governments	$821	$11	$(22)	$810

All other governments	115	3	(4)	114

States, territories and possessions	242	8	(9)	241

Political subdivisions of states, territories and possessions	290	2	(12)	280
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their political subdivisions	2,164	8	(210)	1,962

Industrial and miscellaneous	10,010	230	(568)	9,672

Total	$13,642	$262	$(825)	$13,079

December 31, 2022	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. governments	$644	$-	$(51)	$593
All other governments	131	-	(7)	124
States, territories and possessions	285	7	(14)	278

Political subdivisions of states, territories and possessions	303	-	(19)	284

Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their political subdivisions	2,752	9	(275)	2,486

Industrial and miscellaneous	10,309	193	(881)	9,621
Total	$14,424	$209	$(1,247)	$13,386

The carrying values and fair values of bonds at December 31, 2023, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

December 31, 2023	Carrying Value	Fair Value
Due in one year or less	$276	$274

Due after one year through five years	3,223	3,155

Due after five years through ten years	4,155	3,872

Due after ten years	990	889

Structured securities	5,005	4,896
Total	$13,649	$13,086

23	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

B.	Mortgage Loan Investments

The minimum and maximum lending rates for mortgage loans during 2023 were:

Category	Minimum Lending Rate %	Maximum Lending Rate %
Office	6.0%	9.4%

Industrial	6.2%	6.2%

Multi-Family	5.8%	7.2%

Hotel/Motel	7.0%	7.4%

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 109 percent. The Company’s mortgage loan portfolio is current as to payments of principal and interest, for both periods presented. There were no significant amounts of nonperforming mortgages (defined as those loans where payment of contractual principal or interest is more than 90 days past due) during any of the periods presented. The Company did not have any advanced amounts for taxes or assessments.

The following table details an analysis of mortgage loans as of December 31, 2023 and 2022:

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
2023
Recorded Investment
Current	$-	$-	$-	$-	$1,068	$66	$1,134
30 - 59 days past due	-	-	-	-	8	-	8
60 - 89 days past due	-	-	-	-	-	-	-
90 - 179 days past due	-	-	-	-	-	-	-
Greater than 180 days past due	-	-	-	-	-	-	-
Total	$-	$-	$-	$-	$1,076	$66	$1,142
2022
Recorded Investment
Current	$-	$-	$-	$-	$1,244	$-	$1,244
30 - 59 days past due	-	-	-	-	-	-	-
60 - 89 days past due	-	-	-	-	-	-	-
90 - 179 days past due	-	-	-	-	-	-	-
Greater than 180 days past due	-	-	-	-	-	-	-
Total	$-	$-	$-	$-	$1,244	$-	$1,244

C.	Loan-Backed and Structured Securities

The Company did not record any non-credit OTTI losses during 2023, 2022 and 2021 for LBaSS.

As of December 31, 2023, 2022 and 2021, the Company held LBaSS for which it recognized $5, $39 and $0, respectively, of credit-related OTTI based on the present value of projected cash flows being less than the amortized cost of the securities.

The following table shows the aggregate unrealized losses and related fair value relating to those securities for which an OTTI has not been recognized as of the reporting date and the length of time that the securities have been in a continuous unrealized loss position:

Years Ended December 31,	2023	2022
Aggregate unrealized losses:
Less than 12 Months	$(112)	$412
12 Months or longer	(196)	$15
Aggregate related fair value of securities with unrealized losses:
Less than 12 Months	$1,074	$3,834
12 Months or longer	1,959	$95

24	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

D.	Unrealized losses

The fair value of the Company’s bonds and stocks that had gross unrealized losses (where fair value is less than amortized cost) as of December 31, 2023 and 2022 are set forth in the tables below:

December 31, 2023	Less than 12 Months		12 Months or Longer		Total
Description of Securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. governments	$46	$(1)	$75	$(21)	$121	$(22)
All other governments	56	(1)	35	(6)	91	(7)
States, territories and possessions	32	(1)	89	(8)	121	(9)
Political subdivisions of states, territories and possessions	47	(2)	134	(10)	181	(12)
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their political subdivisions	540	(78)	977	(132)	1,517	(210)
Industrial and miscellaneous	1,232	(79)	4,849	(533)	6,081	(612)
Total bonds	$1,953	$(162)	$6,159	$(710)	$8,112	$(872)
Non-affiliated	10	(1)	-	-	10	(1)
Total common stocks	$10	$(1)	$-	$-	$10	$(1)
Preferred stocks	2	(1)	-	-	2	(1)
Total Preferred stocks	$2	$(1)	$-	$-	$2	$(1)
Total bonds and stocks	$1,965	$(164)	$6,159	$(710)	$8,124	$(874)

December 31, 2022	Less than 12 Months		12 Months or Longer		Total
Description of Securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. governments	$590	$(31)	$-	$-	$590	$(31)
All other governments	77	(10)	38	(16)	115	(26)
States, territories and possessions	150	(14)	-	-	150	(14)
Political subdivisions of states, territories and possessions	249	(20)	-	-	249	(20)
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their political subdivisions	2,070	(268)	45	(7)	2,115	(275)
Industrial and miscellaneous	7,689	(869)	441	(87)	8,130	(956)
Total bonds	$10,825	$(1,212)	$524	$(110)	$11,349	$(1,322)
Non-affiliated	34	(9)	-	-	34	(9)
Total common stocks	$34	$(9)	$-	$-	$34	$(9)
Total bonds and stocks	$10,859	$(1,221)	$524	$(110)	$11,383	$(1,331)

E	Realized Gains Losses

Proceeds from sales and associated gross realized gains (losses) for the years ended December 31, 2023, 2022 and 2021 were as follows:

Years ended December 31,	2023		2022		2021
	Bonds	Equity Securities	Bonds	Equity Securities	Bonds	Equity Securities
Proceeds from sales	$3,813	$117	$1,458	$19	$2,669	$2

Gross realized gains	55	16	55	3	151	1

Gross realized losses	(186)	-	145	1	30	-

25	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

F.	Derivative Financial Instruments

The Company holds currency derivatives, interest rate derivatives and credit default swaps. Derivative products include currency swaps, interest rate swaps, currency forwards and default swaps. The Company’s currency derivative were entered into to manage risk from currency exchange rate fluctuations, and the impact of such fluctuations to surplus and cash flows on investments or loss reserves. While not accounted for under hedge accounting, the currency derivatives are economic hedges of the Company’s exposure to fluctuations in the value of receipts on certain investments held by the Company denominated in foreign currencies (primarily GBP and EUR), or of the Company’s exposure to fluctuations in recorded amounts of loss reserves denominated in foreign currencies (primarily JPY). Additionally, interest rate derivatives were entered into to manage risk from fluctuating interest rates in the market, and the impact of such fluctuations to surplus and cash flows on investments or loss reserves. The interest rate derivatives are cash flow hedges of the Company’s exposure to fluctuations in interest rates on investments in collateralized loan obligations. The Company’s credit default swaps were entered into to manage credit risk exposure to reinsurance counterparties.

Market Risk

The Company is exposed under these types of contracts to fluctuations in value of the swaps and forwards and variability of cash flows due to changes in interest rates and exchange rates.

Credit Risk

The current credit exposure of the Company’s derivative contracts is limited to the fair value of such contracts. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral.

Cash Requirements

The Company is subject to collateral requirements on some of the Company’s derivative contracts. Additionally, the Company is required to make currency exchanges on fixed dates and fixed amounts or fixed exchange rates, or make a payment in the amount of foreign currency physically received on certain foreign denominated investments. For interest rate swaps, the Company is required to either make payments based on benchmark interest rates and in exchange receive fixed rate payments or make fixed rate payments and in exchange receive payments based on benchmark interest rates. For credit default swaps, the Company is required to make premium payments on a fixed payment date.

The Company has determined that the currency and interest rate derivatives do not qualify for hedge accounting under the criteria set forth in SSAP No. 86, Accounting for Derivative Instruments and Hedging Transactions (“SSAP 86”). As a result, the Company’s currency and interest rate contracts are accounted for at fair value and the changes in fair value are recorded as unrealized gains (losses) within the Statements of Operations and Changes in Capital and Surplus until the contract expires, paid down or is redeemed early. In the event a contract is fully redeemed before its expiration, the related unrealized amounts will be recognized in Net realized capital gains (losses). Furthermore, if the contract has periodic payments or fully matures, any related unrealized amounts are recognized in Net investment income earned.

The Company did not apply hedge accounting to any of its derivatives for any period in these financial statements. The following tables summarize the outstanding notional amounts, the fair values and the realized and unrealized gains or losses of the derivative financial instruments held by the Company for the years ended December 31, 2023 and 2022:

	December 31, 2023		Years ended December 31, 2023
Derivative Financial Instrument	Outstanding Notional Amount	Fair Value	Realized capital gains/ (losses)	Unrealized capital gains / (losses)
Swaps	$862	$(1)	$3	$(7)
Forwards	606	24	-	(4)
Total	$1,468	$23	$3	$(11)

	December 31, 2022		Years ended December 31, 2022
Deriva tive Financial Instrument	Outstanding Notional Amount	Fair Value	Realized Capital gains/(losses)	Unrealized capital gains / losses
Swaps	$1,108	$3	$15	$(8)
Forwards	680	29	-	39
Total	$1,788	$32	$15	$31

G.	Other Invested Assets

During 2023, 2022 and 2021, the Company recorded OTTI losses on investments in joint ventures and partnerships of $14, $15, and $18, respectively.

26	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

H.	Investment Income

Investment income due and accrued over 90 days past due of $1 was non-admitted in December 31, 2023 and December 31, 2022. Investment expenses of $45, $34 and $30 were included in Net investment income earned for the years ended December 31, 2023, 2022 and 2021, respectively.

The gross, nonadmitted assets and admitted amounts for interest income due and accrued were as follows:

Interest Income Due and Accrued	Amount
Gross	$113

Nonadmitted	$1

Admitted	$112

I.	Restricted Assets

The Company had securities deposited with regulatory authorities, as required by law, with a carrying value of $2,073 and $1,788 as of December 31, 2023 and 2022, respectively.

4.	Fair Value of Financial Instruments

The following tables present information about financial instruments carried at fair value on a recurring basis and indicate the level of the fair value measurement as of December 31, 2023 and 2022:

December 31, 2023	Level 1	Level 2	Level 3	Total
Bonds	$-	$343	$111	$454
Common stocks	3	6	109	118
Preferred stock	-	-	19	19
Mutual funds	-	-	11	11
Derivative assets	-	38	-	38
Derivative liabilities	-	(15)	-	(15)
Total	$3	$373	$250	$626

December 31, 2022	Level 1	Level 2	Level 3	Total
Bonds	$-	$549	$137	$686
Common stocks	20	-	4	24
Preferred Stock	-	-	29	29
Mutual funds	-	-	31	31
Derivative assets	-	58	-	58
Derivative liabilities	-	(27)	-	(27)
Total	$20	$580	$201	$801

27	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

A.	Fair Value Measurements in Level 3 of the Fair Value Hierarchy

The following tables show the balance and activity of financial instruments classified as level 3 in the fair value hierarchy for the years ended December 31, 2023 and 2022:

	Beginning Balance at January 1, 2023	Transfers into Level 3	Transfers out of Level 3	Total Gains (Losses) included in Net Income	Total Gains (Losses) Included in Surplus	Purchases, Sales, Issuances, Settlements, Net	Balance at December 31, 2023
Bonds	$138	$149	$(57)	$(3)	$16	$(132)	$111
Preferred stocks	29	-	-	3	-	(13)	19
Common stocks	4	-	-	(1)	-	105	109
Mutual funds	31	-	(17)	7	(4)	(6)	11
Total	$202	$149	$(74)	$6	$13	$(46)	$250

	Beginning Balance at January 1, 2022	Transfers into Level 3	Transfers out of Level 3	Total Gains (Losses) included in Net Income	Total Gains (Losses) included in Surplus	Purchases, Sales, Issuances, Settlements, Net	Balance at December 31, 2022
Bonds	$73	$127	$(55)	$1	$(6)	$(3)	$137
Preferred Stocks	-	-	-	-	2	27	29
Common stocks	-	-	-	-	-	4	4
Mutual funds	34	-	-	3	(8)	2	31
Total	$107	$127	$(55)	$4	$(12)	$30	$201

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data or when the asset is no longer carried at fair value. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant inputs becoming observable or when a long-term interest rate significant to a valuation becomes short-term and this observable. Transfers out of Level 3 can also occur due to favorable credit migration resulting in a higher NAIC designation. Securities are generally transferred into Level 3 due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The Company’s policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value.

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available to us, such as data from independent third-party valuation service providers and from internal valuation models. Because input information from third-parties with respect to certain Level 3 instruments may not be reasonably available to the Company, balances shown below may not equal total amounts reported for such Level 3 assets.

	Fair Value at December 31, 2023	Valuation Technique	Unobservable Input	Range (Weighted Average)
Assets:
Bonds	$1,225	Discounted cash flow	Yield	5.65% - 7.64% (6.65%)

28	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

B.	Fair Value of all Financial Instruments

The table below details the fair value of all financial instruments except for those accounted for under the equity method as of December 31, 2023 and 2022:

December 31, 2023	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carry Value)

Bonds	$13,078	$13,642	$-	$11,621	$1,458	$-

Cash equivalents and short term investments	34	34	26	8	-	-

Common stocks	118	118	3	6	109	-

Derivative assets	38	38	-	38	-	-

Derivative liabilities	(15)	(15)	-	(15)	-	-

Mortgage loans	1,129	1,142	-	-	1,129	-

Mutual funds	11	11	-	-	11	-

Preferred stocks	19	19	-	-	19	-

Total	$14,412	$14,989	$29	$11,658	$2,726	$-

December 31, 2022	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carry Value)

Bonds	$13,386	$14,424	$9	$11,639	$1,738	$-

Cash equivalents and short term investments	213	213	72	70	71	-

Common stocks	32	32	20	8	4	-

Derivative assets	58	58	-	58	-	-

Derivative liabilities	(27)	(27)	-	(27)	-	-

Mortgage loans	1,198	1,244	-	-	1,198	-

Mutual funds	31	31	-	-	31	-

Preferred Stocks	29	29	-	-	29	-

Total	$14,920	$16,004	$101	$11,748	$3,071	$-

5.	Reserves for Losses and Loss Adjustment Expenses

A roll forward of the Company’s net reserves for losses and LAE as of December 31, 2023, 2022 and 2021, is set forth in the table below:

December 31,	2023	2022	2021

Reserves for losses and LAE, end of prior year	$8,172	$8,216	$8,979

Cumulative effect of accounting change*	-	-	(51)

Incurred losses and LAE related to:

Current accident year	2,726	2,764	2,856

Prior accident year	(29)	23	(64)

Total incurred losses and LAE	$2,697	$2,787	$2,792

Paid losses and LAE related to:

Current accident year	(868)	(838)	(759)

Prior accident year	(2,082)	(1,993)	(2,745)

Total paid losses and LAE	(2,950)	(2,831)	(3,504)

Reserves for losses and LAE, end of current year	$7,919	$8,172	$8,216

*Accounting reclassification from insurance to deposit accounting with respect to a specific commercial insurance program (Refer to Note 2A).

During 2023, after applying the impact of the ADC, the Company reported net favorable incurred loss and LAE of approximately $29. This favorable incurred includes $8 favorable due to changes in discount as a result of interest rate fluctuation. This results in a favorable prior year development (“PYD”) of $21.

The favorable PYD was mostly driven by favorable development in Workers Compensation and Personal Insurance, partially offset by adverse development in Other Liability Claims Made and Special Property.

29	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

During 2022, after applying the impact of the ADC, the Company reported net unfavorable incurred loss and LAE of approximately $23. This unfavorable incurred includes $50 unfavorable due to changes in discount as a result of interest rate fluctuation. This results in a favorable PYD of $27.

The favorable PYD was driven by favorable development in Personal Insurance, partially offset by adverse development in Commercial Insurance.

During 2021, after applying the impact of the ADC, the Company reported net favorable incurred loss and LAE of approximately $64. This favorable incurred includes $22 favorable due to changes in discount as a result of interest rate fluctuation. This results in a net favorable PYD of $42.

The favorable PYD is generally a result of the following:

•	Strong favorable development in Personal Insurance, primarily attributable to subrogation recovery related to the 2017 and 2018 California wildfires;
•	Favorable development on U.S. Workers Compensation and short-tailed commercial lines within Other Product Lines, reflecting lower frequency and severity in recent calendar years;

The above favorable development is partially offset by unfavorable development as a result of the following:

•	U.S. Property and Special Risk Commercial lines were adversely impacted by the impact of dropping below the attachment point of the 2018 catastrophe aggregate treaty;
•	Reserve strengthening within U.S. Financial Lines, reflecting higher severity of claims in Directors & Officers and cyber risk;
•	Unfavorable development primarily attributed to the Blackboard insurance portfolio due to increased severity on reported claims.

The Company’s reserves for losses and LAE have been reduced for anticipated salvage and subrogation of $202, $204 and $214 for the years ended December 31, 2023, 2022 and 2021, respectively. The Company paid $8, $8 and $15 in the reporting period to settle 86, 98 and 112 claims related to extra contractual obligations or bad faith claims stemming from lawsuits for the years ended December 31, 2023, 2022 and 2021, respectively.

A.	Asbestos/Environmental Reserves

The Company has indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1986 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company’s future operating results or financial position.

30	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The Company has exposure to asbestos and/or environmental losses and LAE costs arising from pre-1986 general liability, product liability, commercial multi-peril and excess liability insurance or reinsurance policies as noted below:

	Asbestos Losses			Environmental Losses

December 31,	2023	2022	2021	2023	2022	2021

Direct

Loss and LAE reserves, beginning of year	$537	$550	$618	$219	$240	$286

Incurred losses and LAE	29	33	46	-	(3)	-

Calendar year paid losses and LAE	(44)	(46)	(114)	(15)	(18)	(46)

Loss and LAE Reserves, end of year	$522	$537	$550	$204	$219	$240

Assumed reinsurance

Loss and LAE reserves, beginning of year	$244	$257	$292	$16	$16	$18

Incurred losses and LAE	(4)	(4)	6	-	-	-

Calendar year paid losses and LAE	(6)	(9)	(41)	(1)	-	(2)

Loss and LAE Reserves, end of year	$234	$244	$257	$15	$16	$16

Net of reinsurance

Loss and LAE reserves, beginning of year	$1	$1	$1	$-	$-	$-

Incurred losses and LAE	-	-	-	-	-	-

Calendar year paid losses and LAE	-	-	-	-	-	-

Loss and LAE Reserves, end of year	$1	$1	$1	$-	$-	$-

The Company estimates the full impact of the asbestos and environmental exposure by establishing case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management’s judgment after reviewing all the available loss, exposure, and other information.

Included in the above table are loss and LAE - IBNR and bulk reserves arising from pre-1986 general liability, product liability, commercial multi-peril and excess liability insurance or reinsurance policies as noted below:

Asbestos	Loss Reserves		LAE Reserves

December 31,	2023	2022	2023	2022

Direct basis:	$220	$232	$20	$19

Assumed reinsurance basis:	95	84	6	7

Net of ceded reinsurance basis:	-	-	-	-

Environmental	Loss Reserves		LAE Reserves

December 31,	2023	2022	2023	2022

Direct basis:	$80	$83	$42	$50

Assumed reinsurance basis:	5	5	3	3

Net of ceded reinsurance basis:	-	-	-	-

B.	Discounting of Liabilities for Unpaid Losses or Unpaid Loss Adjustment Expenses

The Company discounts its workers’ compensation (both tabular and non-tabular) reserves.

The calculation of the Company’s tabular discount is based upon the mortality table used in the 2007 US Decennial Life Table, and applying a weighted average discount rate of 3.70 percent and 3.76 percent interest rate as of December 31, 2023 and 2022. The tabular reserve is capped at 45% of total outstanding reserve discount. Only case basis reserves are subject to tabular discounting. The December 31, 2023 and 2022 liabilities include $538 and $616 of such discounted reserves, respectively.

31	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Tabular Reserve Discount

The table below presents the amount of tabular discount applied to the Company’s reserves as of December 31, 2023, 2022 and 2021.

Lines of Business	2023	2022	2021

Workers’ Compensation

Case Reserves	$98	$104	$119

As of December 31, 2023, 2022 and 2021, the tabular case reserve discount is presented net of the ceded discount related to the ADC of $95, $101, and $116, respectively.

Non-Tabular Discount

The Company’s non-tabular workers’ compensation case reserves are discounted using the Company’s own payout pattern and a 5 percent interest rate, as prescribed by NY SAP. The table below presents the amount of non-tabular discount applied to the Company’s reserves as of December 31, 2023, 2022 and 2021.

Lines of Business	2023	2022	2021

Workers’ Compensation

Case Reserves	$152	$138	$165

As of December 31, 2023, 2022 and 2021, the non-tabular case reserve discount is presented net of the ceded discount related to the ADC of $116, $123, and $142,respectively.

32	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

6.	Related Party Transactions

A.	Combined Pooling Agreement

As described in Note 1, effective January 1, 2021, the Combined Pooling Agreement was amended and restated among the twelve member companies.

The following table shows the changes in assets, liabilities and surplus as a result of the 2021 Repooling Transaction:

Amount
Assets:
Agents’ balances or uncollected premiums	$(151)
Amounts recoverable from reinsurers	(52)
Funds held by or deposited with reinsured companies	(22)
Other insurance assets	(16)

Total Assets	$(241)

Liabilities
Unearned premium reserves (net)	(233)
Reinsurance payable on paid losses and loss adjustment expenses	(70)
Reserves for losses and loss adjustment expenses (net)	(789)
Funds held by company under reinsurance treaties	(156)
Ceded reinsurance premiums payable	(40)
Payable to parent, subsidiaries and affiliates	(15)
Other insurance liabilities	(68)

Total Liabilities	$(1,371)

Statements of Operations and Changes in Surplus
Net premiums written	$(233)
Change in unearned premium reserves	233

Premiums earned	-

Other underwriting expenses incurred	(54)

Net income	(54)

Total change in Surplus	(54)

Net Impact Corresponding to Consideration Receivable / (Payable)	$(1,076)

Other underwriting expenses incurred represent the net expense allowance impact to the Company pursuant to the Combined Pooling Agreement.

Under the terms of the Combined Pooling Agreement, certain insurance assets and liabilities were transferred gross of admissibility, recoverability allowances, provisions and discount amounts. As a result of the transaction, the Company recorded an increase/(decrease) in its Assets, Liabilities and Surplus related to the following:

Line Description	Change in Surplus	Impact to Net Income
Change in nonadmitted assets	$5	$-
Workers’ compensation discount	(24)	(24)
Other allocations	5	4
Total	$(14)	$(20)

The Company became a thirty two percent participant in the Combined Pool pursuant to the aforementioned amendment to the Combined Pooling Agreement. As a result, the special surplus of $69 on the gain from retroactive reinsurance ceded related to the decreased pool participation percentage reduced aggregate write-ins for special surplus funds with a corresponding increase in Unassigned surplus.

33	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

B. Significant Transactions

The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2023, 2022 and 2021 between the Company and affiliated companies in which the value exceeded one-half of one percent of the Company’s admitted assets as of December 31, 2023, 2022 and 2021:

			2023
			Assets Received by the Company		Assets Transferred by the Company
Date of Transaction	Explanation of Transaction	Name of Affiliate	Statement Value	Description	Statement Value	Description

3/21/2023	PC Dividend	AIG PC US	$-	-	$200	Cash

9/21/2023	PC Dividend	AIG PC US	$-	-	$150	Cash

12/21/2023	Return of Capital	AIG PC US	$-	-	$946	Cash

12/21/2023	Common Capital Stock	AIG PC US	$-	-	$4	Cash

			2022
			Assets Received by the Company		Assets Transferred by the Company
Date of Transaction	Explanation of Transaction	Name of Affiliate	Statement Value	Description	Statement Value	Description

9/9/2022	Sale of Securities	US Life NY	$165	Cash	$165	Securities

			2021
			Assets Received by the Company		Assets Transferred by the Company
Date of Transaction	Explanation of Transaction	Name of Affiliate	Statement Value	Description	Statement Value	Description
11/22/2021	Purchase of Securities	AG Life	$129	Securities	$129	Cash
11/22/2021	Sale of Securities	AG Life	$510	Cash	$510	Securities

Share Repurchase

On December 21, 2023, the Company repurchased 188,228 shares of its authorized and outstanding shares of common stock at a book value of $5,047.10 per share (in whole dollars) for a total repurchase price of $950, which was distributed in cash to its immediate parent. As a result of this transaction, the Company’s capital stock was decreased by $4 and its gross paid in and contributed surplus was decreased by $946. The transaction was approved by the Company’s board of directors and NY DFS.

C. Amounts Due to or from Related Parties

At December 31, 2023 and 2022, the Company reported the following receivables/payables balances from/to its Ultimate Parent, subsidiaries and affiliates (excluding reinsurance transactions). Intercompany agreements have defined settlement terms and related receivables are reported as nonadmitted if balances due remain outstanding more than ninety days past the due date as specified in the agreement.

As of December 31,	2023	2022

Balances with National Union	$407	$13

Balances with other member pool companies	42	26

Balances with other affiliates	24	14

Receivable from parent, subsidiaries and affiliates	$473	$53

Balances with other member pool companies	-	3

Balances with other affiliates	14	9

Payable to parent, subsidiaries and affiliates	$14	$12

Current federal and foreign taxes payable under the Tax Sharing Agreement at December 31, 2023 and 2022 were $(20) and $(26), respectively.

34	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The Company did not change its methods of establishing terms regarding any transactions with its affiliates during the years ended December 31, 2023 or 2022.

D. Guarantees or Contingencies for Related Parties

The Company has issued guarantees whereby it unconditionally and irrevocably guarantees all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies’ rating status issued by certain rating agencies, as disclosed in Note 10.

E. Management, Service Contract and Cost Sharing Arrangements

As an affiliated company of AIG, the Company utilizes centralized services from AIG and its affiliates. The Company is allocated a charge for these services, based on the amount of incremental expense associated with operating the Company as a separate legal entity. The amount of expense allocated to the Company each period was determined based on an analysis of services provided to the Company.

The following table summarizes fees incurred related to affiliates that exceeded one-half of one percent of the Company’s admitted assets during 2023, 2022 and 2021:

Affiliates	2023	2022	2021
AIG Claims Inc.	$134	$126	$129
AIG PC Global Services, Inc.*	165	411	102
Total	$299	$537	$231

*AIG PC Global Services, Inc. is below one-half of one percent in 2021.

F. Borrowed Money

The Company (among other affiliates) is a borrower under a Loan Agreement, with AIG, as lender, pursuant to which the Company may borrow funds from AIG from time to time (the “Loan Facility”). The aggregate amount of all loans that may be outstanding under the Loan Facility at a given time is $500. As of December 31, 2023 and 2022, the Company had no outstanding liability pursuant to this Loan Facility.

Significant debt terms and covenants include the following:

•	The Company must preserve and maintain its legal existence while maintaining all rights, privileges and franchises necessary to the normal conduct of its business;
•

The Company must take, or cause to be taken, all other actions reasonably necessary or desirable to preserve and defend the rights of the Lender to payment hereunder, and to assure to the Lender the benefits hereof; and

•

The Company must not merge with or into or consolidate with any other person, sell, transfer or dispose of all or substantially all of its assets or undergo any change in the control of its voting stock unless (a) such merger or consolidation is with or into a wholly-owned subsidiary of Lender, (b) such sale or transfer is to a wholly-owned subsidiary of the Lender or (c) The Company receives the prior written authorization from the Lender.

There have been no violations of the terms and covenants associated with the debt issuance.

Refer to Note 11 E regarding funds borrowed from FHLB.

7. Reinsurance

In the ordinary course of business, the Company may use both treaty and facultative reinsurance to minimize its net loss exposure to a) any single catastrophic loss event; b) an accumulation of losses from a number of smaller events; or c) provide greater risk diversification. Based on the terms of the reinsurance contracts, a portion of expected IBNR losses will be recoverable in accordance with terms of the reinsurance protection purchased. This determination is necessarily based on the estimate of IBNR and accordingly, is subject to the same uncertainties as the estimate of IBNR. Ceded amounts related to paid and unpaid losses and loss expenses with respect to these reinsurance agreements are generally substantially collateralized. The Company remains liable to the extent that the reinsurers do not meet their obligation under the reinsurance contracts after any collateral is exhausted, and as such, the financial condition of the reinsurers is regularly evaluated and monitored for concentration of credit risk. In addition, the Company assumes reinsurance from other insurance companies.

35	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The following table presents direct, assumed reinsurance and ceded reinsurance written and earned premiums for the years ended December 31, 2023, 2022 and 2021:

Years Ended December 31,	2023		2022		2021
					Written	Earned
Direct premiums	$460	$388	$411	$400	$410	$401
Reinsurance premiums assumed:
Affiliates	7,649	7,642	7,400	7,236	6,874	6,951
Non-affiliates	200	158	198	200	166	178
Gross Premiums	$8,309	$8,188	$8,009	$7,836	$7,450	$7,530

Reinsurance premiums ceded:
Affiliates	1,546	1,341	1,261	1,251	1,276	1,275
Non-affiliates	2,544	2,595	2,425	2,291	2,165	2,145
Net Premiums	$4,219	$4,252	$4,323	$4,294	$4,009	$4,110

As of December 31, 2023 and 2022, and for the years then ended, the Company’s unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

December 31, 2023:
Affiliates	$706	$116	$6,162
Non-affiliates	921	610	6,955
Total	$1,627	$726	$13,117

December 31, 2022:
Affiliates	$616	$80	$6,565
Non-affiliates	972	536	7,332
Total	$1,588	$616	$13,897

A. Reinsurance Return Commission

The maximum amount of return commission which would have been due to reinsurers if all of the Company’s reinsurance had been cancelled as of December 31, 2023 and 2022 with the return of the unearned premium reserve is as follows:

	Assumed Reinsurance		Ceded Reinsurance		Net
	Premium Reserve	Commission Equity	Premium Reserve	Commission Equity	Premium Reserve	Commission Equity
December 31, 2023
Affiliates	$3,701	$763	$726	$137	$2,975	$626
All Other	140	29	901	170	(760)	(141)
Total	$3,841	$792	$1,627	$307	$2,215	$485

December 31, 2022
Affiliates	$3,822	$814	$616	$114	$3,206	$700
All Other	75	16	972	180	(897)	(164)
Total	$3,897	$830	$1,588	$294	$2,309	$536

36	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

B.	Unsecured Reinsurance Recoverable

The aggregate unsecured reinsurance balances (comprising recoverables for paid and unpaid losses and LAE and unearned premium reserves) in excess of three percent of policyholders’ surplus at December 31, 2023 and 2022 with respect to an individual reinsurer, and each of such reinsurer’s related group members having an unsecured aggregate reinsurance balance with the Company, are as follows:

Reinsurer	2023	2022
Affiliates:
Combined Pool*	$6,101	$6,297
Eaglestone	444	513
Other affiliates	310	311
Total affiliates	$6,855	$7,121
Berkshire Hathaway Group	143	167
Swiss Reinsurance Group	366	426
Munich Reinsurance Group	284	271
Hannover Re Group**	277	232
Total Non-affiliates	1,070	1,096
Total affiliates and non-affiliates	$7,925	$8,217

* Includes intercompany pooling impact of $533 related to Unearned Premium Reserve, $5,450 related to Reserves for Losses and LAE and $27 related to Paid losses and LAE as of and for the year ended December 31, 2023, and $437, $5,709, and $9, respectively, as of and for the year ended December 31, 2022.

** Hannover Re Group is below 3% threshold for 2022.

C.	Reinsurance Recoverable in Dispute

At December 31, 2023 and 2022, the aggregate of all disputed items did not exceed ten percent of capital and surplus and there were no amounts in dispute for any single reinsurer that exceeded five percent of capital and surplus. The total reinsurance recoverable balances in dispute are $35 and $16 as of December 31, 2023 and 2022, respectively.

D.	Retroactive Reinsurance

On January 20, 2017, the Combined Pool entered into an adverse development reinsurance agreement with NICO under which the Combined Pool ceded to NICO eighty percent of its reserve risk above an attachment point on substantially all of its U.S. Commercial long-tail exposures for accident years 2015 and prior. Under this agreement, the Combined Pool ceded to NICO eighty percent of net paid losses on subject business on or after January 1, 2016 in excess of $25,000 of net paid losses, up to an aggregate limit of $25,000. At NICO’s 80 percent share, NICO’s limit of liability under the contract is $20,000. The Combined Pool paid consideration of approximately $10,188 in February 2017, including interest at 4 percent per annum from January 1, 2016 through date of payment. American Home’s share of the consideration paid was $3,566. NICO placed the consideration received into a collateral trust account as security for NICO’s claim payment obligations, and Berkshire Hathaway Inc. has provided a parental guarantee to secure NICO’s obligations under the agreement.

American Home accounted for this transaction as prospective reinsurance, except that the surplus gain associated with the ADC has been reported in a segregated surplus account and does not form a part of the Company’s Unassigned surplus.

The total surplus gain recognized by the Combined Pool as of December 31, 2023, 2022 and 2021 was $1,514, $1,522, and $1,996, respectively. American Home’s share of this gain as of December 31, 2023, 2022 and 2021 was $627, $664 and $685, respectively. The surplus gain is presented as segregated surplus and subject to the applicable dividend restrictions. This amount must be restricted in surplus until such time as the actual retroactive reinsurance recovered from NICO exceeds the consideration paid for the cession.

E.	Reinsurance Agreements Qualifying for Reinsurer Aggregation

In 2011, the Combined Pool companies entered into a loss portfolio transfer reinsurance agreement with Eaglestone, an affiliate, which provides coverage up to a limit of $5,000 for the Pool’s net asbestos exposures. Effective the same date, Eaglestone retroceded the majority of this exposure to NICO, an unaffiliated company. NICO provides coverage up to a limit of $3,500 for subject business covered under the agreement. NICO administers claims and pursues amounts recoverable from the Combined Pool companies’ reinsurers with respect to paid losses and loss adjustment expenses. To the extent that the prior reinsurers pay, the amounts are collected and retained by NICO. NICO maintains funds in trust for the benefit of Eaglestone under the contract; as of December 31, 2023 and 2022 the amount in trust was $4,764 and $4,282 , respectively. The amount of the unexhausted limit under the NICO agreement as of December 31, 2023 and 2022 was $990 and $1,004 , respectively. The Company has accounted for its cession to Eaglestone as prospective reinsurance.

37	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

8.	Income Taxes

U.S. TAX LAW CHANGES

On August 16, 2022, the U.S. enacted the Inflation Reduction Act (“IRA”) of 2022 (H.R. 5376), which finances climate and energy provisions and an extension of enhanced subsidies under the Affordable Care Act. Key provisions include a 15 percent corporate alternative minimum tax (“CAMT”) on adjusted financial statement income for corporations with average profits over $1 billion over a three-year period, a 1 percent stock buyback tax, increased IRS enforcement funding, and Medicare’s new ability to negotiate prescription drug prices. CAMT and the stock buyback tax are effective for tax years beginning after December 31, 2022. As of December 31, 2023, the Company is considered an applicable reporting entity with tax allocation agreement exclusions. Therefore, the Company is not required to calculate or recognize CAMT in its current or deferred tax computations, and there is no impact of the CAMT included in the fourth quarter 2023 financial statements.

The components of the Company’s net deferred tax assets/liabilities (“DTA”/“DTL”) as of December 31, 2023 and 2022 are as follows:

	12/31/2023			12/31/2022			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross DTA	$336	$250	$586	$480	$266	$746	$(144)	$(16)	$(160)
Statutory Valuation Allowance	-	43	43	-	23	23	-	20	20
Adjusted Gross DTA	336	207	543	480	243	723	(144)	(36)	(180)
Nonadmitted DTA	6	-	6	14	-	14	(8)	-	(8)
Subtotal Admitted DTA	330	207	537	466	243	709	(136)	(36)	(172)
DTL	107	207	314	120	243	363	(13)	(36)	(49)
Net Admitted DTA/(DTL)	$223	$-	$223	$346	$-	$346	$(123)	$-	$(123)

At December 31, 2023, the Company recorded gross deferred tax assets (“DTA”) of $586. A valuation allowance was established on deferred tax assets net of liabilities of $43 as it is management’s belief that certain assets will not be realized in the foreseeable future. Tax planning strategies had no impact on the determination of the net admitted DTA.

The following table shows the summary of the calculation for the net admitted DTA as of December 31, 2023 and 2022:

	12/31/2023			12/31/2022			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Adjusted gross DTAs realizable within 36 months or 15 percent of statutory surplus (the lesser of 1 and 2 below)	223	-	223	346	-	346	(123)	-	(123)
1. Adjusted gross DTAs realizable within 36 months	223	-	223	346	-	346	(123)	-	(123)
2. 15 percent of statutory surplus	NA	NA	1,033	NA	NA	1,127	NA	NA	1,127
Adjusted gross DTAs that can be offset against DTLs	107	207	314	120	243	363	(13)	(36)	(49)
Total DTA admitted as the result of application of SSAP 101	$330	$207	$537	$466	$243	$709	$(136)	$(36)	$(172)

	2023	2022
Ratio percentage used to determine recovery period and threshold limitation amount	573%	638%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in (2) above.	$6,887	$7,511

The following table shows the components of the current income tax expense (benefit) for the periods listed:

For the Years Ended December 31,	2023	2022	Change
Federal income tax	$4	$(32)	$36
Foreign income tax	12	7	5
Subtotal	16	(25)	41
Federal income tax on net capital gains	(4)	39	(43)
Federal and foreign income taxes incurred	$12	$14	$(2)

38	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The following table shows the components of the DTA split between ordinary and capital DTA as of December 31, 2023 and 2022:

	2023	2022	Change
Ordinary
Discounting of unpaid losses	$107	$109	$(2)
Nonadmitted assets	21	19	2
Unearned premium reserve	108	117	(9)
Bad debt expense	4	7	(3)
Net operating loss carry forward	-	52	(52)
Foreign tax credit carry forward	28	86	(58)
Investments	26	40	(14)
Intangible assets	4	6	(2)
Compensation and benefits accrual	9	10	(1)
Deferred ceding commission liability	17	-	17
Other temporary differences	12	35	(23)
Subtotal	336	480	(145)
Nonadmitted	6	14	(8)
Admitted ordinary deferred tax assets	$330	$466	$(137)
Capital
Investments	$223	$238	$(15)
Unrealized capital losses	27	28	(1)
Subtotal	250	266	(16)
Statutory valuation allowance adjustment	43	23	20
Admitted capital deferred tax assets	207	243	(36)
Admitted deferred tax assets	$537	$709	$(172)

The following table shows the components of the DTL split between ordinary and capital DTL as of December 31, 2023 and 2022:

	2023	2022	Change
Ordinary
Investments	$85	$86	$(1)
Tax Act adjustment to discounting of unpaid losses	11	16	(5)
Compensation and benefits accrual	9	17	(8)
Other temporary differences	1	-	1
Section 481(a) adjustment	1	1	-
Subtotal	107	120	(13)
Capital
Investments	$141	$140	$1
Unrealized capital gains (losses)	65	102	(37)
Other temporary differences	1	1	-
Subtotal	207	243	(36)
Deferred tax liabilities	314	363	(49)
Net deferred tax assets/liabilities	$223	$346	$(123)

39	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The change in net deferred tax assets is comprised of the following:

	2023	2022	Change
Adjusted gross deferred tax assets	$543	$723	$(180)
Total deferred tax liabilities	(314)	(363)	49
Net deferred tax assets/ (liabilities)	229	360	(131)
Tax effect of unrealized gains (losses)			37
Total change in net deferred tax			$(168)

Change in deferred tax - current year			(125)
Change in deferred tax - current year - other surplus items			(11)
Change in deferred tax - current year - total			(136)
Change in deferred tax – prior period correction			(31)
Total change in deferred tax - current year			$(168)

The following table shows the components of opening surplus adjustments on current and deferred taxes for the year ended December 31, 2023:

	Current	Deferred	Total
SSAP 3 impact:
SSAP 3 - general items	$(1)	$(4)	$(5)
SSAP 3 - statutory valuation allowance	-	(27)	(27)
Subtotal SSAP 3	(1)	(31)	(32)
SSAP 3 - unrealized gain/loss	-	29	29
SSAP 3 - adjusted tax assets and liabilities	(1)	(2)	(3)
SSAP 3 - nonadmitted impact	-	(1)	(1)
Total SSAP 3 impact	$(1)	$(3)	$(4)

40	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The provision for federal and foreign income taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The following table presents a reconciliation of such differences in arriving at total taxes related to the Company for the years ended December 31, 2023, 2022 and 2021:

	2023		2022		2021
Description	Amount	Tax Effect	Amount	Tax Effect	Amount	Tax Effect
Net Income (Loss) Before Federal Income Taxes and Capital Gains Taxes	$734	$154	$528	$111	$949	$199
Book to Tax Adjustments:
Tax Exempt Income, Net of Proration	(6)	(1)	(8)	(2)	(9)	(2)
Stock Options And Other Compensation	(4)	(1)	(3)	(1)	4	1
Change in Nonadmitted Assets	(9)	(2)	(34)	(7)	2	-
Change in Other Surplus items	49	10	88	18	31	7
Intercompany Dividends	(42)	(9)	(22)	(5)	(52)	(11)
Attribute Expiration	-	-	-	5	-	10
Change in Tax Position	-	-	-	-	-	(1)
Statutory Valuation Allowance	-	(8)	-	18	-	(25)
Return to Provision	-	-	-	1	-	(4)
Lag Elimination Impact	13	3	-	-	-	-
Other	4	2	4	2	2	1
Total Book to Tax Adjustments	5	(6)	25	29	(22)	(24)
Total Income Tax	$739	$148	$553	$140	$927	$175

Federal and Foreign Income Taxes Incurred	-	16	-	(24)	-	(20)
Federal Income Tax on Net Capital Gains	-	(4)	-	39	-	26
Change in Net Deferred Income Taxes	-	136	-	125	-	169
Total Income Tax	$-	$148	$-	$140	$-	$175

Operating loss and tax credit carry-forwards
At December 31, 2023 the Company had foreign tax credits expiring through the year 2033 of:	$28

There were no deposits reported as admitted assets under Section 6603 of the Internal Revenue Service (IRS) Code as of December 31, 2023. The Company does not believe that the liability related to any federal or foreign tax loss contingencies will significantly change within the next 12 months. A reasonable estimate of such change cannot be made at this time.

As of December 31, 2023, there was a $3 liability related to tax return errors and omissions and a $17 liability related to uncertain tax positions.

The U.S. is the only major tax jurisdiction of the Company. The Company is currently under examination by the IRS for the tax years 2011 through 2019 and are engaging in the Appeals process for certain disagreed issues related to tax years 2007 through 2010.

The following table lists those companies that form part of the 2023 AIG consolidated federal income tax return:

41	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Company	Company	Company	Company	Company

AH SubGP 693 Parkland Pointe, LLC	AH SubGP 716 Villas of Mission Bend, LLC	AIG Aerospace Adjustment Services, Inc.	AIG Aerospace Insurance Services, Inc.	AIG Assurance Company
AIG BG Holdings LLC	AIG Capital Corporation	AIG Claims, Inc.	AIG Commercial Equipment Finance, Inc.	AIG Employee Services, Inc.
AIG FCOE, Inc.	AIG Federal Savings Bank	AIG Financial Products Corp.	AIG Global Operations (Ireland) Limited	AIG Home Protection Company, Inc.
AIG Insurance Management Services, Inc.	AIG International Inc.	AIG Liquidity Management LLC	AIG Markets, Inc.	AIG Matched Funding Corp.
AIG MEA Investments and Services, LLC	AIG MGU Holdings Inc.	AIG North America, Inc.	AIG PC Global Services Inc.	AIG Procurement Services, Inc.
AIG Property Casualty Company	AIG Property Casualty International, LLC	AIG Property Casualty U.S., Inc.	AIG Property Casualty, Inc.	AIG Securities Lending Corp.
AIG Shared Services	AIG Shared Services Corporation	AIG Shared Services Corporation - Management	AIG Shared Services Corporation (Philippines)	AIG Specialty Insurance Company
AIG Travel Assist, Inc.	AIG Travel, Inc.	AIG UNITED GUARANTY AGENZIA DI ASSICURAZIONE	AIG Warranty Services of Florida, Inc.	AIG WarrantyGuard, Inc.
AIG.COM, Inc.	AIG-FP Capital Preservation Corp.	AIG-FP Matched Funding Corp.	AIG-FP Pinestead Holdings Corp.	AIGGRE DC Ballpark Investor, LLC
AIGGRE Europe Real Estate Fund I	AIGGRE U.S. LT Apartments Investor Lexington	AIGGRE U.S. Real Estate Fund I	AIGGRE U.S. Real Estate Fund II	AIGGRE U.S. Real Estate Fund III
AIGGRE U.S. Real Estate Fund IV Lexington	AIGGRE U.S. Real Estate Fund IV Sidecar	AIGGRE VISTA, LLC	AIU Insurance Company	Akita, Inc.
AlphaCat Capital Inc.	AM Holdings LLC	American Home Assurance Company	American International Facilities Management	American International Group, Inc.
American International Reinsurance	Arthur J. Glatfelter Agency, Inc.	Blackboard Customer Care Insurance Services	Blackboard Insurance Company	Blackboard Services, LLC
Blackboard Specialty Insurance Company	Blackboard U.S. Holdings, Inc.	Commerce and Industry Insurance Company	Corebridge REI Bartlett Investor III LLC	Corebridge REI Lexington Holdco LLC
Corebridge REI Papermill Investor III LLC	Crop Risk Services, Inc.	Design Professionals Association	Eaglestone Reinsurance Company	First Principles Capital Management, LLC
GIG of Missouri, Inc.	Glatfelter Claims Management, Inc.	Glatfelter Properties, LLC	Glatfelter Underwriting Services, Inc.	Global Loss Prevention, Inc.
Global Loss Prevention, Inc. [Canada]	Granite State Insurance Company	Health Direct, Inc.	Illinois National Insurance Co.	LBMA Equipment Services, Inc.
Lexington Insurance Company	Lexington Specialty Insurance Agency, Inc.	Livetravel, Inc.	LSTREET I, LLC	LSTREET II, LLC
MG Reinsurance Limited	MIP PE Holdings, LLC	Morefar Marketing, Inc.	Mt. Mansfield Company, Inc.	National Union Fire Insurance
National Union Fire Insurance Company	New Hampshire Insurance Company	NF Seven (Cayman) Limited	PCG 2019 Corporate Member Limited	Pine Street Real Estate Holdings Corp.
Risk Specialists Companies	Service Net Solutions of Florida, LLC	SNW Insurance Agency, LLC	Spruce Peak Realty, LLC	Stowe Mountain Holdings, Inc.
Stratford Insurance Company	Susquehanna Agents Alliance, LLC	The Glatfelter Agency, Inc.	The Insurance Company of the State of Pennsylvania	Travel Guard Americas LLC Sucursal Mexico
Travel Guard Americas, LLC	Travel Guard Americas, LLC [Argentina]	Travel Guard Group, Inc.	Tudor Insurance Company	VALIC Trust Company
Validus America, Inc.	Validus Re Americas (New Jersey), Inc.	Validus Reaseguros, Inc.	Validus Services, Inc.	Validus Specialty Underwriting Services, Inc.
Validus Specialty, LLC	Volunteer Firemen’s Insurance Services, Inc.	Western World Insurance Company

42	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

9.	Capital and Surplus and Dividend Restrictions

A.	Dividend Restrictions

Under New York law, the Company may pay dividends only from Unassigned surplus determined on a statutory basis.

New York domiciled companies are restricted (on the basis of the lower of 10 percent of statutory earned surplus as defined in NY Insurance Law section 4105, adjusted for special surplus items, as of the last statement on file with the Superintendent, or 100 percent of adjusted net investment income for the preceding thirty-six month period ended as of the last statement on file with the Superintendent) as to the amount of ordinary dividends they may declare or pay in any twelve-month period without the prior approval of the NY DFS. The maximum dividend amount the Company can pay in 2023, as of December 31, 2023 is $483.

Other than the limitations above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to the stockholders.

The Company paid the following dividends during 2023.

2023			State approval

Date paid	Amount	Type of Dividend	Required	Obtained

3/21/2023	$200	Ordinary	No	No
6/9/2023	100	Ordinary	No	No
9/21/2023	150	Ordinary	No	No

Total dividends paid	$450

The Company did not pay any dividends in 2022.

B.	Capital & Surplus

Changes in balances of special surplus funds are due to adjustments in the amounts of reserves transferred under retroactive reinsurance agreements and when cash recoveries exceed the consideration paid.

The portion of Unassigned surplus at December 31, 2023, 2023 and 2022 represented or reduced by each item below is as follows:

	2023	As Adjusted * 2022	2022

Unrealized gains and losses (net of taxes)	$145	$142	$113
Nonadmitted asset values	(106)	(107)	(106)
Provision for reinsurance	(44)	(37)	(46)

* As Adjusted includes SSAP 3 prior year adjustments

The Company exceeded minimum RBC requirements at both December 31, 2023 and 2022.

10.	Contingencies

A.	Legal Proceedings

In the normal course of business, AIG and its subsidiaries are, like others in the insurance and financial services industries in general, subject to regulatory and government investigations and actions, and litigation and other forms of dispute resolution in a large number of proceedings pending in various domestic and foreign jurisdictions. Certain of these matters involve potentially significant risk of loss due to potential for significant jury awards and settlements, punitive damages or other penalties. Many of these matters are also highly complex and seek recovery on behalf of a class or similarly large number of plaintiffs. It is therefore inherently difficult to predict the size or scope of potential future losses arising from these matters. In AIG’s insurance and reinsurance operations, litigation and arbitration concerning the scope of coverage under insurance and reinsurance contracts, and litigation and arbitration in which its subsidiaries defend or indemnify their insureds under insurance contracts, are generally considered in the establishment of loss reserves. Separate and apart from the foregoing matters involving insurance and reinsurance coverage, AIG, its subsidiaries and their respective officers and directors are subject to a variety of additional types of legal proceedings brought by holders of AIG securities, customers, employees and others, alleging, among other things, breach of contractual or fiduciary duties, bad faith and violations of federal and state statutes and regulations. With respect to these other categories of matters not arising out of claims for insurance or reinsurance coverage, the Company establishes reserves for loss contingencies when it is probable that a loss will be incurred and the amount of the loss can be reasonably estimated. In many instances, the Company is unable to determine whether a loss is probable or to reasonably estimate the amount of such a loss and, therefore, the potential future losses arising from legal proceedings may exceed the amount of liabilities that has been recorded in its financial statements covering these matters. While such potential future charges could be material, based on information currently known to management, management does not

43	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

believe, other than may be discussed below, that any such charges are likely to have a material adverse effect on the Company’s financial position or results of operation.

Additionally, from time to time, various regulatory and governmental agencies review the transactions and practices of AIG and its subsidiaries in connection with industry-wide and other inquiries into, among other matters, the business practices of current and former operating insurance subsidiaries. The Company has cooperated, and will continue to cooperate, in producing documents and other information in response to such requests.

B. Leases

Lease expenses are allocated to the Company based upon the percentage of space occupied with the final share of cost based upon its percentage participation in the Combined Pool.

C. Other Commitments

As part of its hedge fund, private equity and real estate equity portfolio investments, as of December 31, 2023, the Company may be called upon for additional capital investments of up to $486.

At December 31, 2023 the Company had $28 of outstanding commitments related to various funding obligations associated with investments in commercial and residential mortgage loans.

D.	Guarantees

The Company had issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies’ rating status issued by certain rating agencies. The Company would be required to perform under the guarantee in the event that a guaranteed entity failed to make payments due under policies of insurance issued during the period of the guarantee. The Company has not been required to perform under any of the guarantees. The Company remains contingently liable for all policyholder obligations associated with insurance policies issued by the guaranteed entity during the period in which the guarantee was in force.

Each guaranteed entity has reported invested assets in excess of their direct (prior to reinsurance) policyholder liabilities. Additionally, the Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the Company’s place and stead. Furthermore, for any former affiliate that has been sold, the purchaser has provided the Company with hold harmless agreements relative to the guarantee of the divested affiliate. Accordingly, management believes that the likelihood of payment under any of the guarantees is remote.

44	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The following schedule sets forth the effective and termination dates (agreements with guarantees in run off), of each guarantee, the amount of direct policyholder obligations guaranteed, the invested assets and policyholder surplus for each guaranteed entity as of December 31, 2023:

Guaranteed Company		Date Issued	Date Terminated	Policyholder Obligations @ 12/31/2023	Invested Assets @ 12/31/2023	Estimated Loss @ 12/31/2023	Policyholders’ Surplus 12/31/2023

21st Century Advantage Insurance Company (f/k/a AIG Advantage Insurance Company )		12/15/1997	8/31/2009	$-	$-	$-	$-

21st Century North America Insurance Company (f/k/a American International Insurance Company )		11/5/1997	8/31/2009	10	642	-	655

21st Century Pinnacle Insurance Company (f/k/a American International Insurance Company of New Jersey)		12/15/1997	8/31/2009	-	20	-	20

AIG Edison Life Insurance Company (f/k/a GE Edison Life Insurance Company)		8/29/2003	3/31/2011	5,717	69,614	-	2,161

American General Life and Accident Insurance Company	*	3/3/2003	9/30/2010	1,449	222,128	-	8,929

American General Life Insurance Company	*	3/3/2003	12/29/2006	6,509	222,128	-	8,929

American International Assurance Company (Australia) Limited	**	11/1/2002	10/31/2010	443	1,799	-	574

Chartis Europe, S.A. (f/k/a AIG Europe, S.A.)	*	9/15/1998	12/31/2012	6,211	8,690	-	2,391

AIG Seguros Mexico, S.A. de C.V. (f/k/a AIG Mexico Seguros Interamericana, S.A. de C.V.)	*	12/15/1997	3/31/2015	130	187	-	194

Chartis UK (f/k/a Landmark Insurance Company, Limited (UK))	*	3/2/1998	11/30/2007	139	6,168	-	2,344

Farmers Insurance Hawaii (f/k/a AIG Hawaii Insurance Company, Inc.)		11/5/1997	8/31/2009	-	23	-	26

Lloyd’s Syndicate (1414) Ascot (Ascot Underwriting Holdings Ltd.)		1/20/2005	10/31/2007	2	1,700	-	134

SunAmerica Annuity and Life Assurance Company (Anchor National Life Insurance Company)	*	1/4/1999	12/29/2006	566	222,128	-	8,929

SunAmerica Life Insurance Company	*	1/4/1999	12/29/2006	1,817	222,128	-	8,929

The United States Life Insurance Company in the City of New York	*	3/3/2003	4/30/2010	2,575	30,985	-	2,237

The Variable Annuity Life Insurance Company	*	3/3/2003	12/29/2006	3,605	84,982	-	2,537

Total				$29,173	$1,093,322	$-	$48,989

* Current affiliates

**AIA was formerly as subsidiary of AIG, Inc. In previous years AIA provided the direct policyholder obligations as of each year end. However, starting in 2014 AIA declined to provide financial information related to these guarantees. The financial information reflects amounts as of December 31, 2012, at which time the guaranteed entities had invested assets in excess of direct policyholder obligations and were in a positive surplus position. Such amounts continue to remain the Company’s best estimate given available financial information. The guaranteed policyholder obligations will decline as the policies expire.

E. Joint and Several Liabilities

AIUI and the Company are jointly and severally obligated to the policyholders of their Japan branches, in connection with transfers of the business of those Japan branches to Japan-domiciled affiliates in 2013 and 2014, respectively. Under the terms of the transfer agreement, the Japan affiliates have agreed to be responsible for 100% of the obligations associated with such policies, and management expects such companies to satisfy their obligation. The Company carries no reserves with respect to such liabilities. The Japanese affiliates carried $4 and $7 of loss reserves in respect of such policies as of December 31, 2023 and 2022, respectively. As of December 31, 2023, if the Japan affiliates were to fail to satisfy their obligations, the Company’s share of the aggregate exposure under the pooling agreement is $2.

Each Pool member is also jointly and severally obligated to the other Pool members, in proportion to their pool share, in the event any other Pool member fails.

45	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

11. Other Significant Matters

A.	Other Assets

As of December 31, 2023 and 2022, other admitted assets as reported in the accompanying Statements of Admitted Assets were comprised of the following balances:

Other admitted assets	2023	2022
Deposit accounting assets	$9	$9
Equities in underwriting pools and associations	5	7
Guaranty funds receivable on deposit	3	3
Loss funds on deposit	86	84
Contra Investments	30	46
Other assets	50	16
Total other admitted assets	$183	$165

B.	Other Liabilities

As of December 31, 2023 and 2022, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

Other liabilities	2023	2022
Assumed Mortgage Guaranty Contingency Reserve	$189	$185
Ceded Mortgage Guaranty Contingency Reserve	(189)	(185)
Escrow Deposit Liability	105	98
Other accrued liabilities	138	97
Retroactive reinsurance reserves - assumed	43	53
Retroactive reinsurance reserves - ceded	(27)	(22)
Deferred commission earnings	79	85
Escrow funds (NICO)	35	38
Servicing carrier liability	9	8
Collateral on derivative assets	17	25
Paid loss clearing contra liability (loss reserve offset for paid claims)	(35)	(43)
Total other liabilities	$364	$339

C.	Other (Expense) Income

For the years ended December 31, 2023, 2022 and 2021, other (expense) income as reported in the accompanying Statements of Operations and Changes in Capital and Surplus were comprised of the following balances:

Other (expense) income	2023	2022	2021
Fee income on deposit programs	$3	$3	$3
Interest expense on reinsurance program	(29)	(29)	(79)
Other income	7	7	2
Total other expense	$(19)	$(19)	$(74)

46	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

D.	Non-Cash items

For the years ended December 31, 2023, 2022 and 2021, the amounts reported in the Statements of Cash Flow are net of the following non-cash items:

Non-cash transactions	2023	2022	2021
Funds Held:
Premiums collected	(8)	(18)	(18)
Benefit and loss related payments	23	39	44
Interest	(26)	(30)	(80)
Commission and other expense paid	9	10	15
Funds held	(1)	2	(39)
Securities received/transferred:
Securities received	308	760	521
Securities transferred	(596)	(430)	(666)
AESA Commutation:
Premiums collected	-	-	-
Benefit and loss related payments	-	-	215
Commissions	-	-	-
2021 Repooling Transaction:
Premiums collected	-	-	121
Miscellaneous income	-	-	(28)
Benefit and loss related payments	-	-	717
Commission and other expense paid	-	-	46
Net deposits	-	-	(1)
Other receipts	-	-	163
Securities transferred	-	-	(1,018)

E.	Federal Home Loan Bank (“FHLB”) Agreements

The Company is a member of the FHLB of New York. Such membership requires ownership of stock in the FHLB. The Company owned an aggregate of $6 and $8 of stock in the FHLB at December 31, 2023 and 2022, respectively.

Through its membership, the Company has conducted business activity (borrowings) with the FHLB. The Company utilizes the FHLB facility to supplement liquidity or for other uses deemed appropriate by management. The outstanding borrowings are being used primarily for interest rate risk management purposes in connection with certain reinsurance arrangements, and the balances are expected to decline as underlying premiums are collected. The Company is required to pledge certain mortgage-backed securities, government and agency securities and other qualifying assets to secure advances obtained from the FHLB. The FHLB applies a haircut to collateral pledged to determine the amount of borrowing capacity it will provide to its member. As of December 31, 2023, the Company had an actual borrowing capacity of $1,122 based on qualified pledged collateral. At December 31, 2023, the Company had borrowings of $0 from the FHLB.

F.	Insurance-Linked Securities

As of December 31, 2023 and 2022, the Company was not a ceding insurer in catastrophe bond reinsurance transactions in force.

47	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

12.	Subsequent Events

Subsequent events have been considered through April 23, 2024 for these Financial Statements issued on April 23, 2024.

Type I – Recognized Subsequent Events:

None.

Type II – Nonrecognized Subsequent Events:

Effective January 1, 2024, the Combined Pooling Agreement was amended and restated to include two new Pool members. The Company’s participation in the pool remained the same. The new pool participation percentages of the Pool members, as compared to those as of December 31, 2023, are as follows:

Company	NAIC Company Code	Pool Participation Percentage as of January 1, 2024	Pool Participation Percentage as of December 31, 2023	State of Domicile
National Union Fire Insurance Company of Pittsburgh, Pa. (National Union)*	19445	35%	35%	Pennsylvania
American Home Assurance Company (American Home)	19380	32%	32%	New York
Lexington Insurance Company (Lexington)	19437	30%	30%	Delaware
Commerce and Industry Insurance Company (C&I)	19410	3%	3%	New York
AIG Property Casualty Company (APCC)	19402	0%	0%	Illinois
The Insurance Company of the State of Pennsylvania (ISOP)	19429	0%	0%	Illinois
New Hampshire Insurance Company (New Hampshire)	23841	0%	0%	Illinois
AIG Specialty Insurance Company (Specialty)	26883	0%	0%	Illinois
AIG Assurance Company (Assurance)	40258	0%	0%	Illinois
Granite State Insurance Company (Granite)	23809	0%	0%	Illinois
Illinois National Insurance Co. (Illinois National)	23817	0%	0%	Illinois
AIU Insurance Company (AIU)	19399	0%	0%	New York
Blackboard Insurance Company (BIC)	26611	0%	N/A	Delaware
Blackboard Specialty Insurance Company (BSIC)	13551	0%	N/A	Delaware

* Lead Company of the Combined Pool

There were no changes to the Company’s Total Capital and Surplus on January 1, 2024 as a consequence of the amendment to the Combined Pooling Agreement.

48	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.